UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07705

Virtus Asset Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2019
Virtus Seix Core Bond Fund
Virtus Seix Corporate Bond Fund
Virtus Seix Floating Rate High Income Fund*
Virtus Seix High Grade Municipal Bond Fund
Virtus Seix High Income Fund
Virtus Seix High Yield Fund
Virtus Seix Investment Grade Tax-Exempt Bond Fund*
Virtus Seix Short-Term Bond Fund
Virtus Seix Short-Term Municipal Bond Fund
Virtus Seix Total Return Bond Fund
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Seix U.S. Mortgage Fund
Virtus Seix Ultra-Short Bond Fund
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5
Fund	Fund Summary	Schedule of Investments
Virtus Seix Core Bond Fund (“Seix Core Bond Fund”)	8	41
Virtus Seix Corporate Bond Fund (“Seix Corporate Bond Fund”)	11	44
Virtus Seix Floating Rate High Income Fund (“Seix Floating Rate High Income Fund”)	14	47
Virtus Seix High Grade Municipal Bond Fund (“Seix High Grade Municipal Bond Fund”)	16	57
Virtus Seix High Income Fund (“Seix High Income Fund”)	18	59
Virtus Seix High Yield Fund (“Seix High Yield Fund”)	20	65
Virtus Seix Investment Grade Tax-Exempt Bond Fund (“Seix Investment Grade Tax-Exempt Bond Fund”)	22	71
Virtus Seix Short-Term Bond Fund (“Seix Short-Term Bond Fund”)	24	74
Virtus Seix Short-Term Municipal Bond Fund (“Seix Short-Term Municipal Bond Fund”)	27	76
Virtus Seix Total Return Bond Fund (“Seix Total Return Bond Fund”)	29	78
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (“Seix U.S. Government Securities Ultra-Short Bond Fund”)	32	82
Virtus Seix U.S. Mortgage Fund (“Seix U.S. Mortgage Fund”)	35	85
Virtus Seix Ultra-Short Bond Fund (“Seix Ultra-Short Bond Fund”)	38	87
Statements of Assets and Liabilities		90
Statements of Operations		95
Statements of Changes in Net Assets		100
Financial Highlights		107
Notes to Financial Statements		115
Report of Independent Registered Public Accounting Firm		136
Tax Information Notice		137
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		138
Fund Management Tables		143
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
   PORTFOLIOHOLDINGSINFORMATION
For periods prior to the quarter ended March 31, 2019, the Trust has filed a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC’s website at https://www.sec.gov.
Effective September 30, 2019, the Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Mutual Funds:
I am pleased to present this annual report that reviews the performance of your Fund for the 12 months ended December 31, 2019.
Global financial markets rallied strongly during most of 2019 after a sharp downturn in the fourth quarter of 2018. While global growth was slower, interest rate cuts by the U.S. Federal Reserve and the European Central Bank helped restore confidence in the markets. The easing of monetary policy boosted the returns of both equities and fixed income during the year, but uncertainty about trade, tariffs, and other geopolitical issues led to several reversals in the direction of the markets.

Many asset classes posted double-digit returns for the 12 months ended December 31, 2019. U.S. large-capitalization stocks led the way, rising 31.49% as measured by the S&P 500® Index. Small-cap stocks, as measured by the Russell 2000® Index, returned 25.52% for the year. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 22.01% for the full year, while emerging markets gained 18.42%, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, the yield on the 10-year Treasury was 1.92% at December 31, 2019, down from 2.69% at December 31, 2018. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, rallied during the 12 months to post a return of 8.72%. Non-investment grade bonds were up 14.32% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
After such a strong year in 2019, many investors are wondering what 2020 will bring. While no one can predict the short-term direction of the markets, a broadly diversified portfolio can position you for long-term success. While diversification cannot guarantee a profit or prevent a loss, owning a variety of equity and fixed income asset classes has been shown to dampen the effect of market volatility. Your financial advisor can help you determine whether your portfolio is appropriately diversified. The Virtus family of funds offers a broad array of investment strategies and asset classes, which are available through your fund exchange privileges. To learn more, visit Virtus.com.
On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2020
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2019 TO December 31, 2019
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2019.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 1,020.00	0.64%	$ 3.26
	Class I	1,000.00	1,020.70	0.50	2.55
	Class R6	1,000.00	1,021.40	0.36	1.83
Seix Corporate Bond Fund
	Class A	1,000.00	1,034.30	0.95	4.87
	Class C	1,000.00	1,029.80	1.82	9.31
	Class I	1,000.00	1,035.70	0.70	3.59
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,013.60	0.95	4.82
	Class C	1,000.00	1,009.50	1.53	7.75
	Class I	1,000.00	1,015.30	0.63	3.20
	Class R6	1,000.00	1,014.60	0.53	2.69
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,023.80	0.75	3.83
	Class I	1,000.00	1,024.50	0.60	3.06
Seix High Income Fund
	Class A	1,000.00	1,028.10	0.93	4.75
	Class I	1,000.00	1,027.80	0.68	3.48
	Class R6	1,000.00	1,028.20	0.59	3.02
Seix High Yield Fund
	Class A	1,000.00	1,034.10	0.82	4.20
	Class I	1,000.00	1,036.00	0.64	3.28
	Class R6	1,000.00	1,036.60	0.53	2.72
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	1,019.60	0.75	3.82
	Class I	1,000.00	1,019.50	0.60	3.05
Seix Short-Term Bond Fund
	Class A	1,000.00	1,007.30	0.80	4.05
	Class C	1,000.00	1,004.30	1.57	7.93
	Class I	1,000.00	1,008.30	0.60	3.04
Seix Short-Term Municipal Bond Fund
	Class A	1,000.00	1,010.70	0.65	3.29
	Class I	1,000.00	1,012.50	0.48	2.43

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2019 TO December 31, 2019
		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period*
Seix Total Return Bond Fund
	Class A	$1,000.00	$1,013.80	0.70%	$3.55
	Class I	1,000.00	1,016.30	0.46	2.34
	Class R6	1,000.00	1,016.10	0.31	1.58
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	1,000.00	1,009.10	0.65	3.29
	Class I	1,000.00	1,010.40	0.41	2.08
	Class R6	1,000.00	1,011.10	0.26	1.32
Seix U.S. Mortgage Fund
	Class A	1,000.00	1,017.60	0.90	4.58
	Class C	1,000.00	1,014.30	1.74	8.83
	Class I	1,000.00	1,018.50	0.70	3.56
Seix Ultra-Short Bond Fund
	Class A	1,000.00	1,010.00	0.65	3.29
	Class I	1,000.00	1,011.30	0.40	2.03

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 1,021.98	0.64%	$ 3.26
	Class I	1,000.00	1,022.68	0.50	2.55
	Class R6	1,000.00	1,023.39	0.36	1.84
Seix Corporate Bond Fund
	Class A	1,000.00	1,020.42	0.95	4.84
	Class C	1,000.00	1,016.03	1.82	9.25
	Class I	1,000.00	1,021.68	0.70	3.57
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,020.42	0.95	4.84
	Class C	1,000.00	1,017.49	1.53	7.78
	Class I	1,000.00	1,022.03	0.63	3.21
	Class R6	1,000.00	1,022.53	0.53	2.70
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,021.42	0.75	3.82
	Class I	1,000.00	1,022.18	0.60	3.06
Seix High Income Fund
	Class A	1,000.00	1,020.52	0.93	4.74
	Class I	1,000.00	1,021.78	0.68	3.47
	Class R6	1,000.00	1,022.23	0.59	3.01

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2019 TO December 31, 2019
		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period*
Seix High Yield Fund
	Class A	$1,000.00	$1,021.07	0.82%	$4.18
	Class I	1,000.00	1,021.98	0.64	3.26
	Class R6	1,000.00	1,022.53	0.53	2.70
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	1,021.43	0.75	3.82
	Class I	1,000.00	1,022.18	0.60	3.06
Seix Short-Term Bond Fund
	Class A	1,000.00	1,021.17	0.80	4.08
	Class C	1,000.00	1,017.29	1.57	7.98
	Class I	1,000.00	1,022.18	0.60	3.06
Seix Short-Term Municipal Bond Fund
	Class A	1,000.00	1,021.93	0.65	3.31
	Class I	1,000.00	1,022.79	0.48	2.45
Seix Total Return Bond Fund
	Class A	1,000.00	1,021.68	0.70	3.57
	Class I	1,000.00	1,022.89	0.46	2.35
	Class R6	1,000.00	1,023.64	0.31	1.58
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	1,000.00	1,021.93	0.65	3.31
	Class I	1,000.00	1,023.14	0.41	2.09
	Class R6	1,000.00	1,023.90	0.26	1.33
Seix U.S. Mortgage Fund
	Class A	1,000.00	1,020.67	0.90	4.58
	Class C	1,000.00	1,016.43	1.74	8.84
	Class I	1,000.00	1,021.68	0.70	3.57
Seix Ultra-Short Bond Fund
	Class A	1,000.00	1,021.93	0.65	3.31
	Class I	1,000.00	1,023.19	0.40	2.04

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2019
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index
The Bloomberg Barclays 1-3 Yr. U.S. Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 1 to 3 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index
The Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index is comprised of all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 6 months and more than 3 months, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in US dollars and must be fixed rate and non-convertible. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays Municipal Bond 1-5 Year Index
The Bloomberg Barclays Municipal Bond 1-5 Year Index is a market capitalization-weighted index of investment grade tax-exempt municipal bonds with maturities of 1-5 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index
The Bloomberg Barclays U.S. Corporate Investment Grade Bond Index measures performance of investment grade corporate bond funds. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg Barclays U.S. Mortgage Backed Securities Index
The Bloomberg Barclays U.S. Mortgage Backed Securities Index measures agency mortgage-backed pass through securities (fixed-rate and hybrid adjustable-rate mortgages) issued by Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend (1-17) Index
The Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend (1-17) Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Municipal Bond Index
The Bloomberg Barclays U.S. Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index includes investment grade bonds, general obligations, revenue bonds, insured bonds and pre-funded bonds. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Collateralized Mortgage Obligation
A collateralized mortgage obligation is a type of mortgage-backed security that is structured so that there are several classes of bonds with varying risk profiles, called tranches.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2019
Commercial Mortgage-Backed Securities (“CMBS”)
Commercial mortgage-backed securities are fixed income investment products backed by mortgage loans on commercial properties such as apartment buildings and complexes, multi-family dwellings, factories, hotels and other commercial real estate.
Constant Maturity Treasury (“CMT”)
An interest rate that represents a daily determination of what the yield on a U.S. Treasury bill, note, or bond would be if it were issued on that day. The Treasury Department publishes these rates on a daily and weekly basis in reports called Special Interest Rates.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis, is unmanaged and not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all EU Member States whether they have adopted the Euro or not.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
Government National Mortgage Association (GNMA or Ginnie Mae)
Government National Mortgage Association, also known as “Ginnie Mae”, is a wholly-owned United States Government corporation within the Department of Housing and Urban Development and the principal governmental guarantor of U.S. mortgage-related securities.
ICE BofA U.S. High Yield BB-B Constrained Index
The ICE BofA U.S. High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Mortgage-Backed Securities (“MBS”)
Mortgage-backed securities represent interests in pools of mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Payment-in-Kind Security (PIK)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2019
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
Real Estate Mortgage Investment Conduit (“REMIC”)
A pass-through investment vehicle that is used to pool mortgage loans and issue mortgage-backed securities.
Residential Mortgage-Backed Securities (“RMBS”)
Residential mortgage-backed securities are fixed income investment products backed by residential mortgage loans.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Securitized Assets
Assets that have been packaged into pools so that payments made by individual borrowers of both interest and principal on certain secured debt may be in effect “passed through” to investors, net of any fees paid to the issuer or guarantor of the securities. Typical examples of securitized assets are mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets.
Tax Cuts and Jobs Act of 2017 (“TCJA”)
The Tax Cuts and Jobs Act, which became law in December 2017, provides the first major overhaul of the U.S. federal tax code since 1986. The TCJA modifies tax rates, policies, credits, and deductions for individuals and businesses.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Ticker Symbols:
Class A: STGIX
Class I: STIGX
Class R6: STGZX
Seix Core Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 7.48%, Class I shares at NAV returned 7.63%, and Class R6 shares at NAV returned 7.78%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 8.72%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop. Across the board, the spread, defined as additional yield above U.S. Treasuries offered to compensate for the risk, that these sectors offer tightened over the course of 2019. Investment grade corporate credit was the outperformer among the primary spread sectors of corporate bonds and securitized assets, generating 6.76% of excess return, more than recovering the -3.15% of underperformance from 2018. Among the other primary investment grade spread sectors, the government-related sector delivered 2.69% of excess, commercial mortgage-backed securities (CMBS) earned 1.81% of excess, while asset-backed securities (ABS) and residential mortgage-backed securities (RMBS) earned 0.71% and 0.62% of excess, respectively.
The more curious part of the investment backdrop was that this type of positive investment performance within the spread sectors typically does not occur in tandem with gold rising 18% and a Treasury market rally that lowers interest rates. U.S. Treasury rates declined considerably over the course of 2019, despite a modest move higher in the fourth quarter, an outcome that is seasonally not out of the ordinary over the last decade. Given the return to easing by the Fed, the decline in rates in 2019 was led by the shorter maturity segments of the yield curve. Two-year and five-year Treasury yields declined by 0.92% and 0.82%, respectively, to end the year at 1.57% and 1.69%. Yields on the 10-year and 30-year Treasury fell by 0.77% and 0.63%, respectively, to end the year at 1.92% and 2.39%.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to
2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2019. The primary detractor from relative performance was the significant underweight to corporate credit, which was maintained throughout the calendar year, amidst an exceptional year for excess return in this sector. Security selection offered some modest relative performance gains, primarily in RMBS but also secondarily via corporate bonds, but not enough to offset the drag from the overall corporate underweight. The Fund’s overweights to CMBS and ABS were modest contributors, while the absence of an allocation to the government-related sector detracted from performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
U.S. Government Securities		42%
Mortgage-Backed Securities		39
Agency	35%
Non-Agency	4
Corporate Bonds and Notes		14
Financials	7
Energy	3
All other Corporate Bonds and Notes	4
Asset-Backed Securities		5
Credit Card	4
All other Asset-Backed Securities	1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	7.48%	2.54%	3.33%	— %	—
Class A shares at POP[3,4]	3.45	1.76	2.94	—	—
Class I shares at NAV[2]	7.63	2.70	3.56	—	—
Class R6 shares at NAV[2]	7.78	—	—	2.99	8/3/15
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75	3.27 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.89%, Net 0.64%; Class I shares: Gross 0.62%, Net 0.50%; Class R6 shares: Gross 0.48%, Net 0.36%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAINX
Class C: STIFX
Class I: STICX
Seix Corporate Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 12.47%, Class C shares at NAV returned 11.60%, and Class I shares at NAV returned 12.66%. For the same period, the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 14.54%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop. Across the board, the spread, defined as additional yield above U.S. Treasuries offered to compensate for the risk, that these sectors offer tightened over the course of 2019. Investment grade corporate credit was the outperformer among the primary spread sectors of corporate bonds and securitized assets, generating 6.76% of excess return, more than recovering the -3.15% of underperformance from 2018. Among the other primary investment grade spread sectors, the government-related sector delivered 2.69% of excess, commercial mortgage-backed securities (CMBS) earned 1.81% of excess, while asset-backed securities (ABS) and residential mortgage-backed securities (RMBS) earned 0.71% and 0.62% of excess, respectively.
The more curious part of the investment backdrop was that this type of positive investment performance within the spread sectors typically does not occur in tandem with gold rising 18% and a Treasury market rally that lowers interest rates. U.S. Treasury rates declined considerably over the course of 2019, despite a modest move higher in the fourth quarter, an outcome that is seasonally not out of the ordinary over the last decade. Given the return to easing by the Fed, the decline in rates in 2019 was led by the shorter maturity segments of the yield curve. Two-year and five-year Treasury yields declined by 0.92% and 0.82%, respectively, to end the year at 1.57% and 1.69%. Yields on the 10-year and 30-year Treasury fell by 0.77% and 0.63%, respectively, to end the year at 1.92% and 2.39%.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to
2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
Similar to prior episodes in the post-crisis period, when the Fed is expanding its balance sheet and offering a tailwind to risk assets, lower quality securities tend to outperform higher quality ones. Performance in 2019 was no exception as the lower-rated triple-B corporate credit sleeve generated 8.41% of excess return versus the single-A sleeve at 5.41%. Among the broad corporate credit sectors, industrial sector exposure was the outperformer, with 7.28% of excess return; the financial and utilities sectors generated 6.23% and 4.74% of excess, respectively.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2019. Security selection contributed to relative performance, particularly in the oilfield services and midstream energy sectors, while the insurance and automotive sectors were detractors. The Fund’s allocations to non-core sectors, defined as those outside the traditional investment grade fixed income sectors, were the largest detractors from overall relative performance. Sector allocation was an additional drag on relative performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield – High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Corporate Bonds and Notes		97%
Financials	30%
Energy	18
Utilities	9
Health Care	9
Consumer Staples	7
Consumer Discretionary	7
Industrials	6
All other Corporate Bonds and Notes	11
Short-Term Investment		3
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	12.47%	4.10%	4.84%
Class A shares at POP[3,4]	8.25	3.30	4.44
Class C shares at NAV[2] and with CDSC[4]	11.60	3.36	4.13
Class I shares at NAV[2]	12.66	4.31	5.13
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	14.54	4.60	5.54
Fund Expense Ratios[5]: Class A shares: Gross 1.36%, Net 0.96%; Class C shares: Gross 2.13%, Net 1.66%; Class I shares: Gross 1.04%, Net 0.71%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFRAX
Class C: SFRCX
Class I: SAMBX
Class R6: SFRZX
Seix Floating Rate High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of attempting to provide a high level of current income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 6.30%, Class C shares at NAV returned 5.68%, Class I shares at NAV returned 6.63%, and Class R6 shares at NAV returned 6.74%. For the same period, the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark appropriate for comparison, returned 8.17%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
Risk assets and credit had a strong year, with the Credit Suisse Leveraged Loan Index returning 8.17%. Following a broad-based market selloff in December 2018, January 2019 was an exceptional start, returning 2.30%, as loans rebounded to post their highest monthly return since March 2016. February continued the positive trend, returning 1.57%, followed by a flat month in March, and another positive month in April at 1.59%. A bifurcated second half of the year challenged the loan market rally, as August and October provided negative returns, driven by headline risks and geopolitical concerns. The metals/minerals and energy sectors suffered a particularly difficult period, with four consecutive months of negative returns from August to November. However, contrary to the prior year, December ended the year in positive territory, with a very respectable 1.61% return.
Leveraged loans continued to experience fund outflows. However, the pace of outflows decelerated quarter over quarter, with each period increasingly less negative than the prior. First quarter outflows were $11.1 billion, followed by $9.9 billion in the second quarter, $9.4 billion in the third quarter, and $6.9 billion in the fourth quarter, for a total 2019 outflow of $37.2 billion.
Although retail outflows dampened loan performance in 2019, they decelerated while collateralized loan obligation (CLO) formation continued to provide support. The CLO issuance market remained robust in 2019 at $119 billion, keeping up with 2018’s record volume of $131 billion. As the loan market started the year at lower price levels, this offered meaningful price appreciation, contributing to performance. The London Interbank Offered Rate (LIBOR), however, contracted about 0.90 percentage points for the year, with three-month LIBOR finishing the year at about 1.9%. Despite this compression, index loan yields were still attractive relative to other fixed income assets. Default rates remained stable, with the loan par default rate ending 2019 at a very healthy 1.64%, down about 0.08 percentage points for the year, well below the long-term average of roughly 3%.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed the Credit Suisse Leveraged Loan Index for the 12 months ended December 31, 2019. Our rigorous individual credit research analysis aimed to take advantage of attractive risk/reward valuation opportunities created by the recent market volatility. Additionally, we continued to be overweight higher quality loans, consistent with our fundamentally oriented investment philosophy.
Positive contributors during the 12 months included security selection in cable/wireless, as well as an overweight to the sector. Telecommunications was the best performing sector for the Fund, primarily driven by superior security selection. Positive security selection across services, gaming/leisure, health care, and chemicals also benefited Fund returns.
Detractors from relative returns were led by negative security selection and an overweight in energy and metals/minerals. Poor selection within diversified media and financials, as well as the Fund’s high cash position of 4.1%, also hurt relative performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
High Yield – High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Leveraged Loans		98%
Media / Telecom - Telecommunications	9%
Chemicals	9
Media / Telecom - Cable/Wireless Video	8
Financial	8
Information Technology	7
Media / Telecom - Diversified Media	7
Healthcare	7
All other Leveraged Loans	43
Common Stocks		1
Corporate Bonds and Notes		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	6.30%	3.72%	4.38%	— %	—
Class A shares at POP[3,4]	3.37	3.15	4.09	—	—
Class C shares at NAV[2] and with CDSC[4][2]	5.68	3.12	3.74	—	—
Class I shares at NAV[2]	6.63	4.04	4.70	—	—
Class R6 shares at NAV[2]	6.74	—	—	4.16	2/1/15
Credit Suisse Leveraged Loan Index	8.17	4.54	5.18	4.56 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.95%, Net 0.94%; Class C shares: Gross 1.62%, Net 1.52%; Class I shares: Gross 0.70%, Net 0.62%; Class R6 shares: Gross 0.58%, Net 0.52%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFLTX
Class I: SCFTX
Seix High Grade Municipal Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 7.67% and Class I shares at NAV returned 7.83%. For the same period, the Bloomberg Barclays U.S. Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 7.54%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (the Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to 2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
The municipal market was driven by supply and demand imbalances for the better part of the year. This was due largely by the effects of the Tax Cuts & Jobs Act of 2017, which caused investors to look for ways to avoid state and federal taxes. Money found its way to the municipal market in record amounts, as municipal mutual funds saw more than $94 billion in inflows during 2019, beating the previous record set in 2009, according to Lipper/Refinitiv data. Reduced new tax-exempt issuance and steady demand allowed risk premiums to remain narrow. The difference in yield between the two-year AAA-rated municipal bond and the 30-year AAA-rated municipal bond decreased from 1.24% to 1.05%, as yields declined across the curve. The five- and 10-year yields were lower by 0.85 and 0.84 percentage points, respectively, while the yield on the 20-year was lower by 0.96 percentage points, and the long end moved lower by 0.93 percentage points. The AAA-rated five-year municipal ended the year with a yield of 1.09%, the 10-year at 1.44%, the 20-year at 1.88%, and the 30-year at 2.09%.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Bloomberg Barclays U.S. Municipal Bond Index for the 12 months through December 31, 2019, largely as a result of the Funds’ overweights to the 10-, 15- and 20-year areas of the yield curve versus the Index. Overweights to the special tax and water/sewer sectors were additive to performance over the year. Underallocations to the transportation and hospital sectors, as well as to A-rated and BBB-rated credits, were detrimental to performance during the year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors a portion pay be subject to the federal alternative minimum tax.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Municipal Bonds	87%
Short-Term Investments	13
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Grade Municipal Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	7.67%	3.38%	4.78%
Class A shares at POP[3,4]	4.71	2.80	4.49
Class I shares at NAV[2]	7.83	3.53	4.95
Bloomberg Barclays U.S. Municipal Bond Index	7.54	3.53	4.34
Fund Expense Ratios[5]: Class A shares: Gross 0.96%, Net 0.76%; Class I shares: Gross 0.86%, Net 0.61%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAHIX
Class I: STHTX
Class R6: STHZX
Seix High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking high current income and, secondarily, total return (comprised of capital appreciation and income). There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 11.84%†, Class I shares at NAV returned 12.12%, and Class R6 shares at NAV returned 12.08%. For the same period, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 14.32%.
   † See footnote 3 on page 19.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
The Bloomberg Barclays U.S. Corporate High Yield Index returned 14.32% for the fiscal year. Early in the year, the market bounced back from a fourth quarter 2018 selloff as the Federal Reserve (the Fed) turned toward an easing stance, earnings reports came in better than expected, and oil and equity prices improved. Both Treasury rates and high yield spreads contracted in response to the stimulus provided by accommodative monetary and fiscal policies.
The best performing quality sectors were BB-rated securities, which were up 15.51%, and Bs, up
14.80%. For the full year, lower quality CCC-rated bonds lagged, with an increase of only 9.52%. Lower quality suffered as investors looked to protect the downside by avoiding any credits that might be controversial. As a result, the market became bifurcated, with distressed issues selling off at any sign of negative news, while yields on higher quality high yield bonds fell close to historic lows. In addition, throughout the year, expectations for a U.S.-China trade deal gave rise to volatility, especially in CCCs, as sentiment swung from optimism to pessimism and back to optimism again. Finally, in December, a Phase 1 U.S.-China trade deal was announced, liquidity in lower quality improved, and the aversion to CCCs lessened.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s return for Class I shares for the year ended December 31, 2019, was 12.12%, trailing the benchmark by 2.20%.
Contributors to relative performance included:
•    Overweighting in finance
•    Security selection in:
    •     Telecommunications
    •     Service
Detractors from relative performance included:
•    Holding a modest cash position during a robust market recovery
•    Security selection in:
    •     Energy – especially energy service providers
    •     Finance – including an underweight in long duration finance company issues
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield–High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Corporate Bonds and Notes		94%
Financials	21%
Communication Services	20
Health Care	10
Consumer Discretionary	10
Energy	9
Industrials	7
Materials	5
All other Corporate Bonds and Notes	12
Leveraged Loans		4
Securities Lending Collateral		2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	11.84% [3]	4.96%	6.63%	— %	—
Class A shares at POP[4,5]	7.65	4.16	6.22	—	—
Class I shares at NAV[2]	12.12	5.17	6.89	—	—
Class R6 shares at NAV[2]	12.08	5.30	—	4.41	8/1/14
Bloomberg Barclays U.S. Corporate High Yield Bond Index	14.32	6.13	7.57	5.45 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.11%, Net 0.93%; Class I shares: Gross 0.88%, Net 0.68%; Class R6 shares: Gross 0.75%, Net 0.59%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: HYPSX
Class I: SAMHX
Class R6: HYIZX
Seix High Yield Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking high income and, secondarily, capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 12.64%, Class I shares at NAV returned 12.91%, and Class R6 shares at NAV returned 13.03%. For the same period, the ICE BofA U.S. High Yield BB-B Constrained Index, the Fund’s style-specific benchmark appropriate for comparison, returned 15.10%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
The ICE BofA US High Yield BB-B Constrained Index returned 15.10% for the fiscal year. Early in the year, the market bounced back from a fourth quarter 2018 selloff as the Federal Reserve (the Fed) turned toward an easing stance, earnings reports came in better than expected, and oil and equity prices improved. Both Treasury rates and high yield spreads contracted in response to the stimulus provided by accommodative monetary and fiscal policies.
The best performing quality sectors in high yield were BB-rated securities, which were up 15.70%, and Bs, up 14.26%. Outside of the benchmark, lower quality CCC-rated bonds lagged, with an increase of only 9.26%. Lower quality suffered as investors looked to protect the downside by avoiding any credits that might be controversial. As a result, the market became bifurcated, with distressed issues selling off at any sign of negative news, while yields on higher quality high yield bonds fell close to historic lows. In addition, throughout the year, expectations for a U.S.-China trade deal gave rise to volatility, especially in CCCs, as sentiment swung from optimism to pessimism and back to optimism again. Finally, in December, a Phase 1 U.S.-China trade deal was announced, liquidity in lower quality improved, and the aversion to CCCs lessened.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s return for the Class I shares for the year ended December 31, 2019 was 12.91%, trailing the benchmark by 2.19%.
Contributors to relative performance included:
•    Overweighting in finance
•    Underweighting in energy
•    Security selection in service
Detractors from relative performance included:
•    Holding a modest cash position during a robust market recovery
•    Security selection in:
    •     Finance – including an underweight in long duration finance company issues
    •     Telecommunications
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield – High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Corporate Bonds and Notes		97%
Financials	21%
Communication Services	19
Consumer Discretionary	13
Health Care	10
Industrials	9
Energy	7
Materials	5
All other Corporate Bonds and Notes	13
Leveraged Loans		2
Other		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	12.64%	4.83%	6.36%	— %	—
Class A shares at POP[3,4]	8.41	4.03	5.95	—	—
Class I shares at NAV[2]	12.91	5.05	6.59	—	—
Class R6 shares at NAV[2]	13.03	—	—	6.46	8/1/16
ICE BofA U.S. High Yield BB-B Constrained Index	15.10	6.11	7.40	6.82 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.02%, Net 0.82%; Class I shares: Gross 0.76%, Net 0.64%; Class R6 shares: Gross 0.64%, Net 0.53%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SISIX
Class I: STTBX
Seix Investment Grade Tax-Exempt Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize high total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 6.54% and Class I shares at NAV returned 6.71%. For the same period, the Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend (1-17) Index, the Fund’s style-specific benchmark appropriate for comparison, returned 6.44%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (the Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to 2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
The municipal market was driven by supply and demand imbalances for the better part of the year. This was due largely by the effects of the Tax Cuts & Jobs Act of 2017, which caused investors to look for ways to avoid state and federal taxes. Money found its way to the municipal market in record amounts, as municipal mutual funds saw more than $94 billion in inflows during 2019, beating the previous record set in 2009, according to Lipper/Refinitiv data. Reduced new tax-exempt issuance and steady demand allowed risk premiums to remain narrow. The difference in yield between the two-year AAA-rated municipal bond and the 30-year AAA-rated municipal bond decreased from 1.24% to 1.05%, as yields declined across the curve. The five- and 10-year yields were lower by 0.85 and 0.84 percentage points, respectively, while the yield on the 20-year was lower by 0.96 percentage points, and the long end moved lower by 0.93 percentage points. The AAA-rated five-year municipal ended the year with a yield of 1.09%, the 10-year at 1.44%, the 20-year at 1.88%, and the 30-year at 2.09%.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend (1-17) Index for
the year ended December 31, 2019, largely as a result of the Fund’s overweights to the 10-, 15-, 20-year, and longer maturity buckets versus the benchmark. Overweight positions versus the Index to the electric, local general obligations, special tax, and water/sewer sectors assisted performance. Underweights to the leasing, transportation, hospitals, and education sectors were detractors from performance over the 12-month period. An underallocation to A- and BBB-rated securities versus the Index during the year was a disadvantage for relative performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risk, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and or principal payments.
Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors a portion pay be subject to the federal alternative minimum tax.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Municipal Bonds	100%
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	6.54%	2.52%	3.50%
Class A shares at POP[3,4]	3.61	1.95	3.21
Class I shares at NAV[2]	6.71	2.68	3.68
Bloomberg Barclays U.S. Municipal Bond 1-15 Year Blend (1-17) Index	6.44	3.01	3.66
Fund Expense Ratios[5]: Class A shares: Gross 1.01%, Net 0.74%; Class I shares: Gross 0.81%, Net 0.59%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: STSBX
Class C: SCBSX
Class I: SSBTX
Seix Short-Term Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 3.08%, Class C shares at NAV returned 2.29%, and Class I shares at NAV returned 3.29%. For the same period, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, the Fund’s style-specific benchmark appropriate for comparison, returned 4.03%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop. Across the board, the spread, defined as additional yield above U.S. Treasuries offered to compensate for the risk, that these sectors offer tightened over the course of 2019. Investment grade corporate credit was the outperformer among the primary spread sectors of corporate bonds and securitized assets, generating 6.76% of excess return, more than recovering the -3.15% of underperformance from 2018. Among the other primary investment grade spread sectors, the government-related sector delivered 2.69% of excess, commercial mortgage-backed securities (CMBS) earned 1.81% of excess, while asset-backed securities (ABS) and residential mortgage-backed securities (RMBS) earned 0.71% and 0.62% of excess, respectively.
The more curious part of the investment backdrop was that this type of positive investment performance within the spread sectors typically does not occur in tandem with gold rising 18% and a Treasury market rally that lowers interest rates. U.S. Treasury rates declined considerably over the course of 2019, despite a modest move higher in the fourth quarter, an outcome that is seasonally not out of the ordinary over the last decade. Given the return to easing by the Fed, the decline in rates in 2019 was led by the shorter maturity segments of the yield curve. Two-year and five-year Treasury yields declined by 0.92% and 0.82%, respectively, to end the year at 1.57% and 1.69%. Yields on the 10-year and 30-year Treasury fell by 0.77% and 0.63%, respectively, to end the year at 1.92% and 2.39%.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to
2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2019. The primary detractor was the significant underweight to corporate credit, which was maintained throughout the calendar year, amidst a year of positive excess return in this sector. Security selection within corporate bonds was a secondary drag on relative performance. A primary contributor to relative performance was the allocation to the securitized sectors (such as asset-backed securities and mortgage-backed securities), which are not part of the benchmark and generated positive excess returns over the calendar year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Bond Fund (Continued)
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
U.S. Government Securities		68%
Corporate Bonds and Notes		14
Financials	5%
Consumer Discretionary	2
Health Care	2
Utilities	2
Consumer Staples	2
Communication Services	1
Mortgage-Backed Securities		13
Asset-Backed Securities		5
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	3.08%	1.05%	1.32%
Class A shares at POP[3,4]	0.76	0.59	1.09
Class C shares at NAV[2] and with CDSC[4]	2.29	0.40	0.65
Class I shares at NAV[2]	3.29	1.23	1.54
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	4.03	1.67	1.54
Fund Expense Ratios[5]: Class A shares: Gross 1.68%, Net 0.80%; Class C shares: Gross 2.48%, Net 1.57%; Class I shares: Gross 1.43%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SMMAX
Class I: CMDTX
Seix Short-Term Municipal Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 3.54% and Class I shares at NAV returned 3.71%. For the same period, the Bloomberg Barclays Municipal Bond 1-5 Year Index, the Fund’s style-specific benchmark appropriate for comparison, returned 3.66%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (the Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to 2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
The municipal market was driven by supply and demand imbalances for the better part of the year. This was due largely by the effects of the Tax Cuts & Jobs Act of 2017, which caused investors to look for ways to avoid state and federal taxes. Money found its way to the municipal market in record amounts, as municipal mutual funds saw more than $94 billion in inflows during 2019, beating the previous record set in 2009, according to Lipper/Refinitiv data. Reduced new tax-exempt issuance and steady demand allowed risk premiums to remain narrow. The difference in yield between the two-year AAA-rated municipal bond and the 30-year AAA-rated municipal bond decreased from 1.24% to 1.05%, as yields declined across the curve. The five- and 10-year yields were lower by 0.85 and 0.84 percentage points, respectively, while the yield on the 20-year was lower by 0.96 percentage points, and the long end moved lower by 0.93 percentage points. The AAA-rated five-year municipal ended the year with a yield of 1.09%, the 10-year at 1.44%, the 20-year at 1.88%, and the 30-year at 2.09%.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Bloomberg Barclays Municipal Bond 1-5 Year Index for the 12 months ended December 31, 2019, largely as a result of the Fund’s underweights to the one- and three-year areas, and an overweight to the five-year area of the yield curve versus the Index. Underweights to the pre-refunded, general obligation, and water/sewer sectors were a detriment to performance, while overweights to the leasing, transportation, and special tax sectors were additive.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion pay be subject to the federal alternative minimum tax.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Municipal Bonds	89%
Short-Term Investments	11
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Short-Term Municipal Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	3.54%	1.17%	2.03%
Class A shares at POP[3,4]	1.21	0.71	1.80
Class I shares at NAV[2]	3.71	1.36	2.20
Bloomberg Barclays Municipal Bond 1-5 Year Index	3.66	1.66	1.78
Fund Expense Ratios[5]: Class A shares: Gross 1.07%, Net 0.67%; Class I shares: Gross 0.91%, Net 0.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: CBPSX
Class I: SAMFX
Class R6: SAMZX
Seix Total Return Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 6.69%, Class I shares at NAV returned 7.12%, and Class R6 shares at NAV returned 7.18%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 8.72%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop. Across the board, the spread, defined as additional yield above U.S. Treasuries offered to compensate for the risk, that these sectors offer tightened over the course of 2019. Investment grade corporate credit was the outperformer among the primary spread sectors of corporate bonds and securitized assets, generating 6.76% of excess return, more than recovering the -3.15% of underperformance from 2018. Among the other primary investment grade spread sectors, the government-related sector delivered 2.69% of excess, commercial mortgage-backed securities (CMBS) earned 1.81% of excess, while asset-backed securities (ABS) and residential mortgage-backed securities (RMBS) earned 0.71% and 0.62% of excess, respectively.
The more curious part of the investment backdrop was that this type of positive investment performance within the spread sectors typically does not occur in tandem with gold rising 18% and a Treasury market rally that lowers interest rates. U.S. Treasury rates declined considerably over the course of 2019, despite a modest move higher in the fourth quarter, an outcome that is seasonally not out of the ordinary over the last decade. Given the return to easing by the Fed, the decline in rates in 2019 was led by the shorter maturity segments of the yield curve. Two-year and five-year Treasury yields declined by 0.92% and 0.82%, respectively, to end the year at 1.57% and 1.69%. Yields on the 10-year and 30-year Treasury fell by 0.77% and 0.63%, respectively, to end the year at 1.92% and 2.39%.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to
2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2019. The primary detractor from relative performance was the significant underweight to corporate credit, which was maintained throughout the calendar year, amidst an exceptional year for excess return in this sector. Security selection offered some modest relative performance gains, primarily in RMBS but also secondarily via corporate bonds, but not enough to offset the drag from the overall corporate underweight. The Fund’s overweights to CMBS and ABS were modest contributors, while the absence of an allocation to the government-related sector detracted from performance. The Fund’s allocation to non-core sectors, defined as those outside the traditional investment grade fixed income sectors, was an overall detractor from performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
High Yield – High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
U.S. Government Securities		42%
Mortgage-Backed Securities		39
Agency	35%
Non-Agency	4
Corporate Bonds and Notes		14
Financials	7
Energy	3
All other Corporate Bonds and Notes	4
Asset-Backed Securities		5
Credit Card	3
All other Asset-Backed Securities	2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	6.69%	2.24%	3.38%	— %	—
Class A shares at POP[3,4]	2.69	1.46	2.99	—	—
Class I shares at NAV[2]	7.12	2.51	3.66	—	—
Class R6 shares at NAV[2]	7.18	2.63	—	2.73	8/1/14
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75	3.18 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.85%, Net 0.70%; Class I shares: Gross 0.55%, Net 0.46%; Class R6 shares: Gross 0.44%, Net 0.31%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SSAGX
Class I: SIGVX
Class R6: SIGZX
Seix U.S. Government Securities Ultra-Short Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 2.11%, Class I shares at NAV returned 2.36%, and class R6 shares at NAV returned 2.51%. For the same period, the Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index, the Fund’s style-specific benchmark appropriate for comparison, returned 2.41%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop. Across the board, the spread, defined as additional yield above U.S. Treasuries offered to compensate for the risk, that these sectors offer tightened over the course of 2019. Investment grade corporate credit was the outperformer among the primary spread sectors of corporate bonds and securitized assets, generating 6.76% of excess return, more than recovering the -3.15% of underperformance from 2018. Among the other primary investment grade spread sectors, the government-related sector delivered 2.69% of excess, commercial mortgage-backed securities (CMBS) earned 1.81% of excess, while asset-backed securities (ABS) and residential mortgage-backed securities (RMBS) earned 0.71% and 0.62% of excess, respectively.
The more curious part of the investment backdrop was that this type of positive investment performance within the spread sectors typically does not occur in tandem with gold rising 18% and a Treasury market rally that lowers interest rates. U.S. Treasury rates declined considerably over the course of 2019, despite a modest move higher in the fourth quarter, an outcome that is seasonally not out of the ordinary over the last decade. Given the return to easing by the Fed, the decline in rates in 2019 was led by the shorter maturity segments of the yield curve. Two-year and five-year Treasury yields declined by 0.92% and 0.82%, respectively, to end the year at 1.57% and 1.69%. Yields on the 10-year and 30-year Treasury fell by 0.77% and 0.63%, respectively, to end the year at 1.92% and 2.39%.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to
2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2019. As is generally the case given the Fund’s U.S. Treasury bill benchmark, the primary contributor to relative performance came from the additional coupon income provided by the allocation to the higher yielding (out of index) securitized sector. Offsetting this additional income was a modest detractor from relative performance attributed to modestly wider spreads within the floating rate collateralized mortgage obligation allocation.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
U.S. Government Guarantees: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Mortgage-Backed Securities		88%
Agency	88%
U.S. Government Securities		7
Short-Term Investment		3
Asset-Backed Security		2
Student Loan	2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	2.11%	— %	— %	2.02%	7/24/18
Class I shares at NAV[2]	2.36	1.20	1.17	—	—
Class R6 shares at NAV[2]	2.51	—	—	1.82	8/1/16
Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index	2.41	1.15	0.65	— [3]	—
Fund Expense Ratios[4]: Class A shares: Gross 0.63%, Net 0.63%; Class I shares: Gross 0.50%, Net 0.41%; Class R6 shares: Gross 0.37%, Net 0.26%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2019, 2009, for Class I shares including any applicable sales charges or fees. The performance of the other share classes may be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	The index return is 1.57% since inception of Class A shares and 2.36% since inception of Class R6 shares.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SLTMX
Class C: SCLFX
Class I: SLMTX
Seix U.S. Mortgage Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 5.94%, Class C shares at NAV returned 5.09%, and Class I shares at NAV returned 6.13%. For the same period, the Bloomberg Barclays U.S. Mortgage Backed Securities Index, the Fund’s style-specific benchmark appropriate for comparison, returned 6.35%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop. Across the board, the spread, defined as additional yield above U.S. Treasuries offered to compensate for the risk, that these sectors offer tightened over the course of 2019. Investment grade corporate credit was the outperformer among the primary spread sectors of corporate bonds and securitized assets, generating 6.76% of excess return, more than recovering the -3.15% of underperformance from 2018. Among the other primary investment grade spread sectors, the government-related sector delivered 2.69% of excess, commercial mortgage-backed securities (CMBS) earned 1.81% of excess, while asset-backed securities (ABS) and residential mortgage-backed securities (RMBS) earned 0.71% and 0.62% of excess, respectively.
The more curious part of the investment backdrop was that this type of positive investment performance within the spread sectors typically does not occur in tandem with gold rising 18% and a Treasury market rally that lowers interest rates. U.S. Treasury rates declined considerably over the course of 2019, despite a modest move higher in the fourth quarter, an outcome that is seasonally not out of the ordinary over the last decade. Given the return to easing by the Fed, the decline in rates in 2019 was led by the shorter maturity segments of the yield curve. Two-year and five-year Treasury yields declined by 0.92% and 0.82%, respectively, to end the year at 1.57% and 1.69%. Yields on the 10-year and 30-year Treasury fell by 0.77% and 0.63%, respectively, to end the year at 1.92% and 2.39%.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to
2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
While the Fed’s balance sheet run-off in Treasuries ended by July, the allowance for an ongoing transition away from RMBS continued, with the Fed allowing up to $20 billion per month to run off its RMBS portfolio and reinvesting the cash flow in Treasuries rather than RMBS. This backdrop offered more net supply, and proved to be a headwind to performance for most of the year. Given the overall move in interest rates, RMBS endured a prepayment wave of a magnitude that the market had not seen since before the financial crisis.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended December 31, 2019. Security selection was the primary contributor to relative performance, as the Fund owned specified mortgage pools and agency commercial mortgage-backed securities that were less susceptible to prepayment uncertainty in 2019. A secondary contributor was an underweight to Government National Mortgage Association (GNMA, or Ginnie Mae) for the entire calendar year. The Fund’s avoidance of the 30-year 3% coupon sector proved to be a detractor in the fourth quarter, as these securities outperformed considerably.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Mortgage Fund (Continued)
also subject to risks associated with the repayment of underlying collateral.
U.S. Government Guarantees: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Mortgage-Backed Securities		98%
Agency	98%
U.S. Government Securities		2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Mortgage Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	5.94%	2.15%	2.97%
Class A shares at POP[3,4]	3.55	1.68	2.73
Class C shares at NAV[2] and with CDSC[4]	5.09	1.38	2.17
Class I shares at NAV[2]	6.13	2.35	3.17
Bloomberg Barclays U.S. Mortgage Backed Securities Index	6.35	2.58	3.15
Fund Expense Ratios[5]: Class A shares: Gross 2.01%, Net 0.90%; Class C shares: Gross 2.00%, Net 1.65%; Class I shares: Gross 1.08%, Net 0.70%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SASSX
Class I: SISSX
Seix Ultra-Short Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 2.58% and Class I shares at NAV returned 2.84%. For the same period, the Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index, the Fund’s style-specific benchmark appropriate for comparison, returned 2.41%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
What a difference a year, or a central bank, makes. The year 2018 ended with the Federal Reserve (Fed) in the midst of a tightening cycle that was projected to continue in 2019, but barely four days into the new year a pivot by the Fed changed everything. After poor market performance, particularly in the fourth quarter of 2018, the Fed made it clear on January 4th that the hiking cycle was over by altering the monetary policy stance to one of patience. This quickly morphed into an expectation of policy accommodation and, ultimately, three rate cuts in July, September, and October 2019 that sought to sustain the economic expansion. By October, in response to volatility in the funding markets, the Fed went even further by offering direct repurchase agreements at very low rates to the dealer community, as well as another round of asset purchases via Treasury bills. This move by the Fed provided another tailwind to risk assets as the close of the year approached.
Not surprisingly, as has been the case throughout the post-crisis period, this new wave of central bank accommodation greatly supported risk taking while suppressing volatility. Excess return refers to the difference in return – positive or negative – between a certain fixed income sector and a risk-free asset, in this case U.S. Treasuries, of the same duration. The fiscal year saw nearly all spread sectors of the fixed income market outperform and generate positive excess return amid this risk-friendly backdrop. Across the board, the spread, defined as additional yield above U.S. Treasuries offered to compensate for the risk, that these sectors offer tightened over the course of 2019. Investment grade corporate credit was the outperformer among the primary spread sectors of corporate bonds and securitized assets, generating 6.76% of excess return, more than recovering the -3.15% of underperformance from 2018. Among the other primary investment grade spread sectors, the government-related sector delivered 2.69% of excess, commercial mortgage-backed securities (CMBS) earned 1.81% of excess, while asset-backed securities (ABS) and residential mortgage-backed securities (RMBS) earned 0.71% and 0.62% of excess, respectively.
The more curious part of the investment backdrop was that this type of positive investment performance within the spread sectors typically does not occur in tandem with gold rising 18% and a Treasury market rally that lowers interest rates. U.S. Treasury rates declined considerably over the course of 2019, despite a modest move higher in the fourth quarter, an outcome that is seasonally not out of the ordinary over the last decade. Given the return to easing by the Fed, the decline in rates in 2019 was led by the shorter maturity segments of the yield curve. Two-year and five-year Treasury yields declined by 0.92% and 0.82%, respectively, to end the year at 1.57% and 1.69%. Yields on the 10-year and 30-year Treasury fell by 0.77% and 0.63%, respectively, to end the year at 1.92% and 2.39%.
The economic backdrop in 2019 was one of a synchronized global slowdown, as economies wrestled with the U.S.-China trade war developments as well as the lagged effects of various monetary policy adjustments made in 2018. In aggregate, monetary policy globally never wandered anywhere near outright restrictive territory – but exceptionally loose, arguably still emergency monetary policy settings, were modestly pulled back leading up to 2019. The aforementioned Fed pivot was hardly an outlier action, as major central banks globally also shifted to a more accommodative position in the name of sustaining the expansion.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12-month period ended December 31, 2019. As is generally the case given the Fund’s U.S. Treasury bill benchmark, the primary contributor to relative performance came from the additional coupon income provided by the allocations to the higher yielding (out of index) securitized and corporate sectors.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Ultra-Short Bond Fund (Continued)
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Mortgage-Backed Securities		48%
Agency	38%
Non-Agency	10
Corporate Bonds and Notes		36
Financials	22
Health Care	5
Consumer Discretionary	5
Energy	3
Communication Services	1
Asset-Backed Securities		15
Automobiles	7
Credit Card	6
Other	2
U.S. Government Security		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	2.58%	— %	— %	2.12%	7/24/2018
Class I shares at NAV[2]	2.84	1.57	1.42	—	—
Bloomberg Barclays 3-6 Month U.S. Treasury Bill Index	2.41	1.15	0.65	2.36 [3]	—
Fund Expense Ratios[4]: Class A shares: Gross 0.84%, Net 0.65%; Class I shares: Gross 0.62%, Net 0.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2019, 2009, for Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	The since inception index return is from the inception date of Class A shares.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—41.4%
U.S. Treasury Bond 2.250%, 8/15/49	$ 9,146	$ 8,862
U.S. Treasury Note
1.250%, 3/31/21	1,356	1,350
1.750%, 5/31/22	4,912	4,929
1.875%, 7/31/22	3,110	3,131
2.375%, 1/31/23	1,916	1,958
2.750%, 7/31/23	119	123
2.500%, 1/31/24	13,972	14,420
1.750%, 11/15/29	8,736	8,597
Total U.S. Government Securities (Identified Cost $43,298)		43,370

Mortgage-Backed Securities—38.7%
Agency—35.1%
Federal Home Loan Mortgage Corp.
Pool #C04123 4.000%, 7/1/42	366	394
Pool #G60019 4.500%, 3/1/44	295	319
Pool #Q31645 4.000%, 2/1/45	72	76
Pool #Q35611 4.000%, 9/1/45	690	729
Pool #V81992 4.000%, 10/1/45	531	563
Pool #G60661 4.000%, 7/1/46	1,616	1,709
Pool #Q42921 3.500%, 9/1/46	931	984
Pool #ZM5226 3.500%, 12/1/47	1,062	1,112
Pool #ZM5394 4.000%, 1/1/48	746	783
Pool #Q53881 4.500%, 1/1/48	773	836
Pool #Q54813 3.500%, 3/1/48	358	372
Pool #Q61115 4.000%, 1/1/49	613	638
Pool #Q61677 4.000%, 2/1/49	1,153	1,212
Pool #Q61680 4.000%, 2/1/49	1,068	1,126
Pool #QA0108 3.500%, 6/1/49	1,412	1,455
Pool #QA3079 3.500%, 10/1/49	436	453
Pool #SD8025 3.500%, 11/1/49	1,121	1,153
Pool #SD0164 3.500%, 12/1/49	3,042	3,159
Pool #SD0176 3.500%, 12/1/49	655	675
Federal National Mortgage Association
Pool #FM1039 3.500%, 4/1/39	1,125	1,166
Pool #AL7497 3.500%, 9/1/40	688	718
Pool #AW8154 3.500%, 1/1/42	398	420
	Par Value	Value

Agency—continued
Pool #AS9571 3.500%, 5/1/42	$ 1,126	$ 1,186
Pool #CA2629 4.000%, 11/1/43	570	597
Pool #AL6223 4.500%, 8/1/44	67	72
Pool #CA4144 3.000%, 9/1/44	1,142	1,163
Pool #MA2341 4.500%, 6/1/45	34	36
Pool #BE5050 4.000%, 9/1/45	672	715
Pool #AZ9213 4.000%, 10/1/45	789	840
Pool #AS6515 4.000%, 1/1/46	114	120
Pool #BA4799 4.000%, 2/1/46	336	356
Pool #BE3774 4.000%, 7/1/47	433	455
Pool #BH7587 4.500%, 8/1/47	171	180
Pool #BH7058 3.500%, 12/1/47	1,049	1,089
Pool #BJ0650 3.500%, 3/1/48	306	318
Pool #BJ8599 3.500%, 4/1/48	184	190
Pool #BN0636 4.000%, 9/1/48	607	633
Pool #BN4050 4.000%, 1/1/49	374	389
Pool #BN4542 4.500%, 2/1/49	221	232
Pool #BO2843 3.500%, 10/1/49	1,361	1,409
Pool #BO3024 3.500%, 10/1/49	1,030	1,077
Pool #BO4386 3.500%, 11/1/49	1,198	1,239
Government National Mortgage Association
Pool #MA4262 3.500%, 2/20/47	228	237
Pool #MA4586 3.500%, 7/20/47	1,136	1,180
Pool #MA5019 3.500%, 2/20/48	447	464
Pool #MA5596 4.500%, 11/20/48	580	609
Pool #MA5652 4.500%, 12/20/48	195	204
Pool #MA5819 5.000%, 3/20/49	533	561
Pool #MA6284 3.500%, 11/20/49	1,088	1,127
		36,730

Non-Agency—3.6%
BB-UBS Trust 2012-SHOW, B 144A 3.882%, 11/5/36(1)	605	630
Century Plaza Towers 2019-CPT, B 144A 2.997%, 11/13/39(1)(2)	635	638
See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Goldman Sachs Mortgage Securities Trust 2005-ROCK, A 144A 5.366%, 5/3/32(1)	$ 325	$ 369
MAD Mortgage Trust 2017-330M, A 144A 3.188%, 8/15/34(1)(2)	260	266
Morgan Stanley Capital I Trust
2014-CPT, AM 144A 3.402%, 7/13/29(1)(2)	615	622
2014-150E, A 144A 3.912%, 9/9/32(1)	455	479
Wells Fargo Commercial Mortgage Trust 2013-BTC, A 144A 3.544%, 4/16/35(1)	190	197
WFRBS Commercial Mortgage Trust 2012-C10, AS 3.241%, 12/15/45	600	611
		3,812

Total Mortgage-Backed Securities (Identified Cost $40,016)		40,542

Asset-Backed Securities—5.2%
Automobiles—0.5%
Nissan Master Owner Trust Receivables 2019-A, A (1 month LIBOR + 0.560%) 2.300%, 2/15/24(2)	480	482
Credit Card—3.7%
Cabela’s Credit Card Master Note Trust 2015-2, A2 (1 month LIBOR + 0.670%) 2.410%, 7/17/23(2)	310	311
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%) 2.536%, 5/15/28(2)	1,075	1,052
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 2.510%, 5/14/29(2)	875	869
Discover Card Execution Note Trust 2017-A5, A5 (1 month LIBOR + 0.600%) 2.340%, 12/15/26(2)	790	793
World Financial Network Credit Card Master Trust 2019-A, A 3.140%, 12/15/25	855	873
		3,898

Other—1.0%
Five Guys Funding LLC 2017-1A, A2 144A 4.600%, 7/25/47(1)	357	370
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	680	681
		1,051

Total Asset-Backed Securities (Identified Cost $5,394)		5,431

Corporate Bonds and Notes—13.9%
Communication Services—0.5%
Comcast Corp. 2.650%, 2/1/30	519	520
	Par Value	Value

Consumer Staples—0.4%
Walmart, Inc. 3.700%, 6/26/28	$ 403	$ 444
Energy—2.7%
Baker Hughes a GE Co. LLC 4.080%, 12/15/47	329	336
Boardwalk Pipelines LP 4.450%, 7/15/27	115	119
Enterprise Products Operating LLC 5.375%, 2/15/78	334	332
Occidental Petroleum Corp. 4.400%, 8/15/49	317	326
Schlumberger Holdings Corp. 144A 3.900%, 5/17/28(1)	602	641
Shell International Finance B.V. 1.750%, 9/12/21	402	402
TechnipFMC plc 3.450%, 10/1/22	85	87
Transcanada Trust 5.300%, 3/15/77	48	49
Woodside Finance Ltd. 144A 4.600%, 5/10/21(1)	550	563
		2,855

Financials—6.7%
Bank of America Corp. 3.366%, 1/23/26	192	201
British Airways plc Pass-Through-Trust 2018-1, AA 144A 3.800%, 9/20/31(1)	194	205
Citigroup, Inc. 3.980%, 3/20/30	421	460
Credit Suisse AG 2.100%, 11/12/21	715	718
Fifth Third Bank 2.200%, 10/30/20	326	327
JPMorgan Chase & Co.
3.207%, 4/1/23	318	326
2.301%, 10/15/25	301	300
3.540%, 5/1/28	289	307
Lazard Group LLC 4.375%, 3/11/29	302	329
Morgan Stanley
3.591%, 7/22/28	212	225
3.971%, 7/22/38	253	280
Nationwide Financial Services, Inc.
144A 5.375%, 3/25/21(1)	556	577
144A 3.900%, 11/30/49(1)	475	493
Santander UK Group Holdings plc 3.373%, 1/5/24	409	419
Travelers Cos., Inc. (The) 4.050%, 3/7/48	348	396
Truist Financial Corp. 4.000%, 5/1/25	745	807
United Airlines Pass-Through-Trust 2016-1, A 3.450%, 7/7/28	116	118
US Bank NA 2.050%, 10/23/20	374	375
See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Financials—continued
Wells Fargo & Co. 3.069%, 1/24/23	$ 164	$ 167
		7,030

Health Care—0.8%
AbbVie, Inc. 144A 4.250%, 11/21/49(1)	501	527
Bristol-Myers Squibb Co. 144A 4.250%, 10/26/49(1)	128	152
CommonSpirit Health 4.187%, 10/1/49	177	176
		855

Industrials—0.5%
ERAC USA Finance LLC 144A 5.250%, 10/1/20(1)	283	290
General Dynamics Corp. 3.375%, 5/15/23	193	201
		491

Information Technology—0.5%
Corning, Inc. 5.450%, 11/15/79	474	518
Materials—1.1%
Barrick PD Australia Finance Pty Ltd. 5.950%, 10/15/39	454	575
Newmont Goldcorp Corp. 6.250%, 10/1/39	347	458
Packaging Corporation of America 4.050%, 12/15/49	143	148
		1,181

Utilities—0.7%
Cheniere Corpus Christi Holdings LLC 144A 3.700%, 11/15/29(1)	457	466
	Par Value	Value

	Utilities—continued
Duke Energy Corp. 3.750%, 9/1/46	$ 258	$ 266
		732

	Total Corporate Bonds and Notes (Identified Cost $13,773)	14,626

	Total Long-Term Investments—99.2% (Identified Cost $102,481)	103,969

	TOTAL INVESTMENTS—99.2% (Identified Cost $102,481)	$103,969
	Other assets and liabilities, net—0.8%	815
	NET ASSETS—100.0%	$104,784

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $8,166 or 7.8% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 5,431	$ 5,431
Corporate Bonds and Notes	14,626	14,626
Mortgage-Backed Securities	40,542	40,542
U.S. Government Securities	43,370	43,370
Total Investments	$103,969	$103,969
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—98.6%
Communication Services—4.1%
Comcast Corp. 2.650%, 2/1/30	$ 793	$ 795
Verizon Communications, Inc. 4.125%, 3/16/27	715	793
		1,588

Consumer Discretionary—7.0%
American Honda Finance Corp. 2.200%, 6/27/22	1,060	1,068
BMW US Capital LLC 144A 3.150%, 4/18/24(1)	771	797
Daimler Finance North America LLC (3 month LIBOR + 0.550%) 144A 2.452%, 5/4/21(1)(2)	870	871
		2,736

Consumer Staples—7.5%
Archer-Daniels-Midland Co. 3.375%, 3/15/22	983	1,014
Costco Wholesale Corp. 2.300%, 5/18/22	1,107	1,121
Walmart, Inc. 3.400%, 6/26/23	752	790
		2,925

Energy—18.4%
Baker Hughes a GE Co. LLC 2.773%, 12/15/22	1,110	1,132
Boardwalk Pipelines LP 4.450%, 7/15/27	765	791
BP Capital Markets America, Inc. 2.112%, 9/16/21	408	410
BP Capital Markets plc 3.814%, 2/10/24	642	685
Enterprise Products Operating LLC 5.375%, 2/15/78	814	809
Occidental Petroleum Corp. 4.400%, 8/15/49	780	803
Schlumberger Holdings Corp. 144A 3.900%, 5/17/28(1)	756	804
Shell International Finance B.V. 3.875%, 11/13/28	720	798
TechnipFMC plc 3.450%, 10/1/22	273	278
Transcanada Trust 5.300%, 3/15/77	668	686
		7,196

Financials—30.6%
Bank of America Corp. 3.366%, 1/23/26	757	791
British Airways plc Pass-Through-Trust 2018-1, AA 144A 3.800%, 9/20/31(1)	339	359
Citigroup, Inc. 3.980%, 3/20/30	727	795
Credit Suisse AG 2.100%, 11/12/21	865	869
	Par Value	Value

Financials—continued
JPMorgan Chase & Co.
3.207%, 4/1/23	$ 610	$ 624
2.301%, 10/15/25	437	436
Lazard Group LLC 4.375%, 3/11/29	727	791
Mastercard, Inc. 3.650%, 6/1/49	714	790
Morgan Stanley
3.875%, 4/29/24	603	641
3.971%, 7/22/38	663	735
Nationwide Financial Services, Inc. 144A 3.900%, 11/30/49(1)	781	811
Penske Truck Leasing Co., LP 144A 3.450%, 7/1/24(1)	755	784
Travelers Cos., Inc. (The) 4.050%, 3/7/48	692	787
Truist Financial Corp. 4.000%, 5/1/25	737	798
U.S. Bancorp 3.600%, 9/11/24	750	797
United Airlines Pass-Through-Trust 2016-1, A 3.450%, 7/7/28	287	293
Wells Fargo & Co. 3.069%, 1/24/23	877	895
		11,996

Health Care—8.5%
AbbVie, Inc. 144A 4.250%, 11/21/49(1)	761	801
Bristol-Myers Squibb Co. 144A 4.250%, 10/26/49(1)	673	796
Cigna Corp. 4.900%, 12/15/48	658	784
CommonSpirit Health
2.760%, 10/1/24	450	454
4.187%, 10/1/49	495	493
		3,328

Industrials—6.1%
General Dynamics Corp. 3.375%, 5/15/23	762	796
L3Harris Technologies, Inc. 144A 3.850%, 12/15/26(1)	734	787
Union Pacific Corp. 3.950%, 8/15/59	757	791
		2,374

Information Technology—2.9%
Corning, Inc. 5.450%, 11/15/79	732	799
Western Union Co. (The) 2.850%, 1/10/25	350	351
		1,150

Materials—4.1%
Barrick PD Australia Finance Pty Ltd. 5.950%, 10/15/39	423	535
Newmont Goldcorp Corp.
2.800%, 10/1/29	265	262
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Materials—continued
6.250%, 10/1/39	$ 400	$ 529
Packaging Corporation of America 4.050%, 12/15/49	285	295
		1,621

Utilities—9.4%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	753	797
Cheniere Corpus Christi Holdings LLC 144A 3.700%, 11/15/29(1)	788	804
Consumers Energy Co. 4.350%, 4/15/49	661	800
Duke Energy Corp. 3.750%, 9/1/46	764	788
Emera US Finance LP 2.700%, 6/15/21	500	504
		3,693

Total Corporate Bonds and Notes (Identified Cost $36,512)		38,607

Total Long-Term Investments—98.6% (Identified Cost $36,512)		38,607

	Shares
Short-Term Investment—2.9%
Money Market Mutual Fund—2.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(3)	1,138,442	1,138
Total Short-Term Investment (Identified Cost $1,138)		1,138

TOTAL INVESTMENTS—101.5% (Identified Cost $37,650)		$39,745
Other assets and liabilities, net—(1.5)%		(579)
NET ASSETS—100.0%		$39,166
Abbreviations:
CDX.NA.HY	Credit Default Swap National Association High Yield
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $7,614 or 19.4% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Counterparties:
ICE	Intercontinental Exchange
JPM	JPMorgan Chase Bank N.A.

Country Weightings (Unaudited)†
United States	90%
United Kingdom	3
Switzerland	2
Netherlands	2
Canada	2
Australia	1
Total	100%
† % of total investments as of December 31, 2019.
Centrally Cleared credit default swaps - buy protection(1) outstanding as of December 31, 2019 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CDX.NA.HY.32	Quarterly	ICE	5.000%	06/20/24	(4,782) USD	$(481)	$(290)	$—	$(191)
Total						$(481)	$(290)	$—	$(191)

Over-the-counter credit default swaps - buy protection(1) outstanding as of December 31, 2019 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Westpac Banking Corp.	Quarterly	JPM	1.000%	12/20/24	(1,690) USD	$(54)	$(52)	$—	$(2)
Total						$(54)	$(52)	$—	$(2)

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$38,607	$ —	$38,607
Money Market Mutual Fund	1,138	1,138	—
Total Assets	39,745	1,138	38,607
Liabilities:
Other Financial Instruments:
Centrally Cleared Credit Default Swap	(481)	—	(481)
Over-the-Counter Credit Default Swap	(54)	—	(54)
Total Liabilities	(535)	—	(535)
Total Investments	$39,210	$1,138	$38,072
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
Asset-Backed Security—0.1%
Collateralized Loan Obligation—0.1%
Dryden 37 Senior Loan Fund 2015-37A, FR (3 month LIBOR + 7.480%) 144A 9.481%, 1/15/31(1)(2)	$ 3,000	$ 2,536
Total Asset-Backed Security (Identified Cost $2,949)		2,536

Corporate Bonds and Notes—1.0%
Communication Services—0.3%
Altice Luxembourg S.A.
144A 7.625%, 2/15/25(1)	3,000	3,120
144A 10.500%, 5/15/27(1)	4,800	5,472
Trilogy International Partners LLC 144A 8.875%, 5/1/22(1)	610	573
		9,165

Consumer Discretionary—0.0%
Motors Liquidation Co. Escrow(3)	20,000	—
Consumer Staples—0.1%
Rite Aid Corp. 144A 6.125%, 4/1/23(1)	2,000	1,840
Energy—0.4%
Glenn Pool Oil & Gas Trust 6.000%, 8/2/21(3)	15,113	14,962
Financials—0.1%
Refinitiv US Holdings, Inc. 144A 6.250%, 5/15/26(1)	3,000	3,274
Utilities—0.1%
Talen Energy Supply LLC 6.500%, 6/1/25	4,558	3,890
Total Corporate Bonds and Notes (Identified Cost $32,069)		33,131

Leveraged Loans(2)—93.7%
Aerospace—4.2%
American Airlines, Inc.
2017 (1 month LIBOR + 2.000%) 3.715%, 10/10/21	12,795	12,832
2017, Tranche B (1 month LIBOR + 2.000%) 3.805%, 4/28/23	11,567	11,589
2017, Tranche B (1 month LIBOR + 2.000%) 3.740%, 12/14/23	16,989	17,039
2018 (3 month LIBOR + 1.750%) 3.542%, 6/27/25	5,658	5,662
Autokiniton US Holdings, Inc. 2019, Tranche B (1 month LIBOR + 5.750%) 7.549%, 5/22/25	4,670	4,623
Ducommun, Inc. Tranche B (3 month LIBOR + 4.000%) 5.911%, 11/21/25	7,575	7,575
Kestrel Bidco, Inc. (1 month LIBOR + 3.000%) 0.000%, 12/11/26(4)	4,190	4,224
	Par Value	Value

Aerospace—continued
MB Aerospace Holdings II Corp. First Lien (1 month LIBOR + 3.500%) 5.299%, 1/22/25	$ 1,815	$ 1,738
Science Applications International Corp. Tranche B (1 month LIBOR + 1.750%) 3.549%, 10/31/25	11,873	11,901
TransDigm, Inc.
2018, Tranche E (1 month LIBOR + 2.500%) 4.299%, 5/30/25	23,369	23,419
2018, Tranche F (1 month LIBOR + 2.500%) 4.299%, 6/9/23	18,187	18,236
WP CPP Holdings LLC
First Lien (1 month LIBOR + 3.750%) 5.680%, 4/30/25	15,702	15,565
Second Lien (3 month LIBOR + 7.750%) 9.680%, 4/30/26	4,635	4,557
		138,960

Chemicals—8.2%
Ascend Performance Materials Operations LLC (3 month LIBOR + 5.250%) 7.195%, 8/27/26	2,888	2,909
ASP Chromaflo Intermediate Holdings, Inc.
Second Lien (1 month LIBOR + 8.000%) 9.799%, 11/18/24	645	619
Tranche B-1 (1 month LIBOR + 3.500%) 5.299%, 11/20/23	1,008	963
Tranche B-2, First Lien (1 month LIBOR + 3.500%) 5.299%, 11/18/23	1,311	1,252
Consolidated Energy Finance S.A. (1 month LIBOR + 2.500%) 4.547%, 5/7/25	9,753	9,558
Cyanco Intermediate 2 Corp. First Lien (1 month LIBOR + 3.500%) 5.299%, 3/16/25	4,375	4,380
Emerald Performance Materials LLC Second Lien (1 month LIBOR + 7.750%) 9.549%, 8/1/22	12,901	12,579
Ferro Corp.
Tranche B-1 (3 month LIBOR + 2.250%) 4.195%, 2/14/24	5,305	5,292
Tranche B-2 (3 month LIBOR + 2.250%) 4.195%, 2/14/24	2,799	2,793
Tranche B-3 (3 month LIBOR + 2.250%) 4.195%, 2/14/24	2,350	2,345
Gemini HDPE LLC 2024 (3 month LIBOR + 2.500%) 4.430%, 8/7/24	14,351	14,369
H.B. Fuller Co. Tranche B (1 month LIBOR + 2.000%) 3.765%, 10/20/24	18,796	18,840
Ineos Enterprises Holdings US Finco LLC Tranche B (3 month LIBOR + 4.000%) 5.914%, 7/31/26	3,721	3,728
Ineos Styrolution US Holding LLC 2024 (1 month LIBOR + 2.000%) 3.799%, 3/29/24	7,239	7,239
Ineos U.S. Finance LLC 2024 (1 month LIBOR + 2.000%) 3.799%, 4/1/24	62,019	61,977
Kraton Polymers LLC (1 month LIBOR + 2.500%) 4.299%, 3/8/25	5,359	5,340
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Chemicals—continued
Minerals Technologies, Inc.
Tranche B-1 (1 month LIBOR + 2.250%) 4.062%, 2/14/24	$ 6,894	$ 6,905
Tranche B-2 4.750%, 5/7/21(5)	9,973	9,973
New Arclin U.S. Holding Corp. (1 month LIBOR + 3.500%) 5.299%, 2/14/24	6,419	6,401
PQ Corp. Tranche B-1 (3 month LIBOR + 2.500%) 4.427%, 2/8/25	17,298	17,381
Starfruit Finco B.V. (1 month LIBOR + 3.250%) 4.960%, 10/1/25	37,363	37,332
Trinseo Materials Operating SCA 2018 (1 month LIBOR + 2.000%) 3.799%, 9/6/24	8,947	8,950
Tronox Finance LLC First Lien (1 month LIBOR + 2.750%) 4.610%, 9/23/24	15,849	15,869
Vantage Specialty Chemicals, Inc.
First Lien (1 month LIBOR + 3.500%) 5.361%, 10/28/24	7,349	6,828
Second Lien (3 month LIBOR + 8.250%) 10.159%, 10/27/25	7,470	6,424
Venator Materials LLC (1 month LIBOR + 3.000%) 4.799%, 8/8/24	1,968	1,950
		272,196

Consumer Non-Durables—0.7%
ABG Intermediate Holdings 2 LLC First Lien (1 month LIBOR + 3.500%) 5.299%, 9/27/24	10,132	10,153
Coty, Inc. Tranche A (1 month LIBOR + 1.750%) 3.460%, 4/5/23	13,614	13,205
		23,358

Energy—2.7%
Apergy Corp. (1 month LIBOR + 2.500%) 4.422%, 5/9/25	3,986	3,991
APR Operating LLC Second Lien (1 month LIBOR + 7.000%) 8.799%, 5/27/24	8,330	8,150
BCP Raptor II LLC (1 month LIBOR + 4.750%) 6.549%, 11/3/25	3,771	3,469
BCP Raptor LLC (1 month LIBOR + 4.250%) 6.049%, 6/24/24	7,932	7,297
Blackbrush Oil & Gas LP (6 month LIBOR + 8.000%) 9.890%, 1/29/24	12,490	12,240
Crestwood Holdings LLC (1 month LIBOR + 7.500%) 9.270%, 3/6/23	17,222	15,980
FTS International, Inc. (1 month LIBOR + 4.750%) 6.549%, 4/16/21	6,426	5,494
Keane Group Holdings LLC (1 month LIBOR + 3.750%) 5.563%, 5/26/25	9,606	9,186
McDermott International, Inc. (3 month LIBOR + 5.000%) 6.945%, 5/12/25(6)	11,513	6,704
Osum Production Corp. 2022 (3 month LIBOR + 9.500%) 11.445%, 7/31/22	5,548	5,049
	Par Value	Value

Energy—continued
Sheridan Investment Partners II LP (3 month LIBOR + 5.500%) 0.000%, 12/16/20(7)	$ 6,050	$ 1,513
Sheridan Production Partners II-A LP (3 month LIBOR + 5.500%) 0.000%, 12/16/20(7)	842	210
Sheridan Production Partners II-M LP (3 month LIBOR + 3.500%) 0.000%, 12/16/20(7)	314	79
West Deptford Energy Holdings LLC (1 month LIBOR + 3.750%) 5.549%, 7/30/26	4,729	4,646
Woodford Express LLC (1 month LIBOR + 5.000%) 6.799%, 1/27/25	8,184	7,095
		91,103

Financial—7.5%
AltiSource Solutions S.a.r.l. Tranche B (3 month LIBOR + 4.000%) 5.945%, 4/3/24	5,845	5,545
Aretec Group, Inc.
First Lien (1 month LIBOR + 4.250%) 6.049%, 10/1/25	12,909	12,723
Second Lien (1 month LIBOR + 8.250%) 10.049%, 10/1/26	5,930	5,831
Asurion LLC
Tranche B-2, Second Lien (1 month LIBOR + 6.500%) 8.299%, 8/4/25	36,590	37,011
Tranche B-4 (1 month LIBOR + 3.000%) 4.799%, 8/4/22	30,570	30,729
Tranche B-6 (1 month LIBOR + 3.000%) 4.799%, 11/3/23	25,820	25,954
Citadel Securities LP (1 month LIBOR + 3.500%) 5.299%, 2/27/26	2,985	2,991
Ditech Holding Corp. Tranche B (3 month PRIME + 0.000%) 4.750%, 6/30/22(3)(7)	6,332	2,557
EVO Payments International LLC First Lien (1 month LIBOR + 3.250%) 5.060%, 12/22/23	4,888	4,914
Financial & Risk US Holdings, Inc. (1 month LIBOR + 3.250%) 0.000%, 10/1/25(4)	21,639	21,823
FinCo I LLC 2018 (1 month LIBOR + 2.000%) 3.799%, 12/27/22	7,723	7,759
First Eagle Holdings, Inc. (3 month LIBOR + 2.750%) 4.695%, 12/2/24	4,440	4,460
Franklin Square Holdings LP Tranche B (1 month LIBOR + 2.250%) 4.063%, 8/1/25	5,569	5,590
Invitation Homes Operating Partnership LP (1 month LIBOR + 1.700%) 3.492%, 2/7/22	31,767	31,191
iStar, Inc. Tranche B (1 month LIBOR + 2.750%) 4.475%, 6/28/23	20,057	20,157
Jane Street Group LLC (1 month LIBOR + 3.000%) 4.799%, 8/25/22	2,434	2,428
Mitchell International, Inc.
First Lien (1 month LIBOR + 3.250%) 5.049%, 11/29/24	7,206	7,135
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Financial—continued
Second Lien (1 month LIBOR + 7.250%) 9.049%, 12/1/25	$ 1,070	$ 1,025
Nexus Buyer LLC (1 month LIBOR + 3.750%) 5.460%, 11/9/26	2,750	2,766
Russell Investments US Institutional Holdco, Inc. (1 month LIBOR + 3.250%) 5.049%, 6/1/23	4,316	4,316
VFH Parent LLC (1 month LIBOR + 3.500%) 0.000%, 3/1/26(4)	14,037	14,080
		250,985

Food / Tobacco—2.1%
BC Unlimited Liability Co. Tranche B-4 (1 month LIBOR + 1.750%) 3.549%, 11/19/26	12,520	12,533
CHG PPC Parent LLC First Lien (1 month PRIME + 2.750%) 4.549%, 3/31/25	3,228	3,232
JBS USA Lux S.A. (3 month LIBOR + 2.500%) 3.702%, 5/1/26	9,925	9,983
K-Mac Holdings Corp. Second Lien (1 month LIBOR + 6.750%) 8.549%, 3/16/26	1,652	1,593
NPC International, Inc. Second Lien (3 month LIBOR + 7.500%) 9.427%, 4/18/25(7)	1,265	129
Panera Bread Co. (1 month LIBOR + 1.750%) 3.563%, 6/13/22	40,213	39,132
US Foods, Inc. 2019, Tranche B (1 month LIBOR + 2.000%) 3.799%, 9/13/26	3,391	3,403
		70,005

Food and Drug—0.2%
United Natural Foods, Inc. (1 month LIBOR + 4.250%) 6.049%, 10/22/25	6,441	5,496
Forest Prod / Containers—0.2%
BWay Holding Co. (3 month LIBOR + 3.250%) 5.234%, 4/3/24	7,163	7,132
Gaming / Leisure—5.9%
Aristocrat Technologies, Inc. Tranche B-3 (3 month LIBOR + 1.750%) 3.716%, 10/19/24	18,756	18,826
Caesars Resort Collection LLC Tranche B (1 month LIBOR + 2.750%) 4.549%, 12/23/24	16,558	16,576
CEOC LLC Tranche B (1 month LIBOR + 2.000%) 3.799%, 10/7/24	10,675	10,730
CityCenter Holdings LLC (1 month LIBOR + 2.250%) 4.049%, 4/18/24	12,764	12,807
Eldorado Resorts, Inc. (1 month LIBOR + 2.250%) 4.047%, 4/17/24	4,544	4,540
ESH Hospitality, Inc. (1 month LIBOR + 2.000%) 3.799%, 9/18/26	4,189	4,222
Everi Payments, Inc. Tranche B (1 month LIBOR + 2.750%) 4.549%, 5/9/24	12,926	12,968
Four Seasons Hotels Ltd. (1 month LIBOR + 2.000%) 3.702%, 11/30/23	10,443	10,509
	Par Value	Value

Gaming / Leisure—continued
GLP Capital LP (1 month LIBOR + 1.500%) 3.191%, 4/29/21	$24,236	$ 24,175
Golden Entertainment, Inc. Tranche B, First Lien (1 month LIBOR + 3.000%) 4.800%, 10/21/24	3,264	3,272
GVC Holdings plc Tranche B-2 (6 month LIBOR + 2.250%) 4.446%, 3/29/24	4,349	4,368
Hilton Worldwide Finance LLC Tranche B-2 (1 month LIBOR + 1.750%) 3.542%, 6/22/26	42,052	42,315
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 4.550%, 4/29/24	6,138	6,115
Station Casinos LLC Tranche B (1 month LIBOR + 2.500%) 4.300%, 6/8/23	5,914	5,937
UFC Holdings LLC Tranche B (1 month LIBOR + 3.250%) 5.050%, 4/29/26	4,576	4,603
VICI Properties 1 LLC Tranche B (1 month LIBOR + 2.000%) 3.785%, 12/20/24	16,116	16,183
		198,146

Healthcare—6.5%
Acadia Healthcare Co., Inc.
Tranche B-3 (1 month LIBOR + 2.500%) 4.299%, 2/11/22	905	907
Tranche B-4 (1 month LIBOR + 2.500%) 4.299%, 2/16/23	1,961	1,964
AHP Health Partners, Inc. (1 month LIBOR + 4.500%) 6.299%, 6/30/25	9,111	9,171
Amneal Pharmaceuticals LLC (1 month LIBOR + 3.500%) 0.000%, 5/4/25(4)	7,214	6,460
Bausch Health Cos., Inc. (1 month LIBOR + 3.000%) 4.740%, 6/2/25	5,408	5,435
Change Healthcare Holdings, Inc. (1 month LIBOR + 2.500%) 4.299%, 3/1/24	17,958	18,006
Endo Luxembourg Finance Co. S.a.r.l. (3 month LIBOR + 4.250%) 6.063%, 4/29/24	15,050	14,373
Envision Healthcare Corp. (1 month LIBOR + 3.750%) 5.549%, 10/10/25	5,040	4,287
Explorer Holdings, Inc. (2 month LIBOR + 3.750%) 5.599%, 5/2/23	4,502	4,536
Gentiva Health Services, Inc. First Lien (1 month LIBOR + 3.750%) 5.563%, 7/2/25	8,414	8,450
Grifols Worldwide Operations USA, Inc. Tranche B (1 month LIBOR + 2.000%) 3.740%, 11/15/27	4,900	4,938
HCA, Inc. Tranche B-12 (1 month LIBOR + 1.750%) 3.549%, 3/13/25	26,429	26,555
Indivior Finance LLC 2017 (3 month LIBOR + 4.500%) 6.430%, 12/19/22	13,376	12,283
IQVIA, Inc.
Tranche B-1 (3 month LIBOR + 1.750%) 3.695%, 3/7/24	2,162	2,171
Tranche B-3 (3 month LIBOR + 1.750%) 3.695%, 6/11/25	14,095	14,157
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Healthcare—continued
Kindred Healthcare, Inc. (1 month LIBOR + 5.000%) 6.813%, 7/2/25	$ 6,813	$ 6,847
Lannett Co., Inc. Tranche A (1 month LIBOR + 5.000%) 6.799%, 11/25/20	7,411	7,332
LifePoint Health, Inc. Tranche B, First Lien (1 month LIBOR + 4.500%) 6.304%, 11/16/25	9,488	9,557
Owens & Minor, Inc. Tranche B (1 month LIBOR + 4.500%) 6.191%, 5/2/25	9,359	8,302
RPI Finance Trust
Tranche A-4 (1 month LIBOR + 1.500%) 3.299%, 5/4/22	9,406	9,398
Tranche B-6 (1 month LIBOR + 2.000%) 3.799%, 3/27/23	33,754	34,012
Syneos Health, Inc. Tranche B (1 month LIBOR + 2.000%) 3.799%, 8/1/24	3,913	3,932
Team Health Holdings, Inc. (1 month LIBOR + 2.750%) 4.549%, 2/6/24	6,558	5,290
		218,363

Housing—5.5%
American Builders & Contractors Supply Co., Inc. (1 month LIBOR + 2.000%) 3.799%, 1/15/27	10,648	10,695
Brookfield Property REIT, Inc.
Tranche A-2 (1 month LIBOR + 2.250%) 4.049%, 8/28/23	6,833	6,799
Tranche B (1 month LIBOR + 2.500%) 4.299%, 8/27/25	56,348	55,937
Canam Steel Corp. (1 month LIBOR + 5.000%) 6.805%, 7/1/24	8,449	8,406
Capital Automotive LP
2017, Tranche B-2 (1 month LIBOR + 2.500%) 4.300%, 3/25/24	25,507	25,563
Tranche B, Second Lien (1 month LIBOR + 6.000%) 7.800%, 3/24/25	27,223	27,264
DTZ US Borrower LLC (1 month LIBOR + 3.250%) 5.049%, 8/21/25	22,327	22,334
Forest City Enterprises LP Tranche B (1 month LIBOR + 3.500%) 5.299%, 12/8/25	5,387	5,409
Realogy Group LLC Tranche A (1 month LIBOR + 2.250%) 4.049%, 2/8/23	14,704	14,428
Summit Materials LLC Tranche B (1 month LIBOR + 2.000%) 3.799%, 11/21/24	6,417	6,444
		183,279

Information Technology—7.0%
Applied Systems, Inc. First Lien (3 month LIBOR + 3.250%) 5.195%, 9/19/24	5,332	5,349
Avaya, Inc. Tranche B (1 month LIBOR + 4.250%) 5.990%, 12/15/24	20,782	20,356
Barracuda Networks, Inc. First Lien (3 month LIBOR + 3.250%) 5.042%, 2/12/25	2,518	2,528
	Par Value	Value

Information Technology—continued
Brave Parent Holdings, Inc. (3 month LIBOR + 4.000%) 5.927%, 4/18/25	$ 855	$ 833
Ciena Corp. 2018 (1 month LIBOR + 2.000%) 3.765%, 9/26/25	3,825	3,836
Dell International LLC Tranche B-1 (1 month LIBOR + 2.000%) 3.800%, 9/19/25	48,165	48,461
Dynatrace LLC First Lien (1 month LIBOR + 2.750%) 4.549%, 8/22/25	2,973	2,989
EIG Investors Corp. 2018 (3 month LIBOR + 3.750%) 0.000%, 2/9/23(4)	12,291	12,125
Ensono LP First Lien (1 month LIBOR + 5.250%) 7.049%, 6/27/25	4,417	4,417
Gigamon, Inc. First Lien (3 month LIBOR + 4.250%) 5.918%, 12/27/24	5,238	5,173
GlobalFoundries, Inc. (3 month LIBOR + 4.750%) 6.750%, 6/5/26	8,010	7,739
Internap Corp. (1 month LIBOR + 7.000%) 8.040%, 4/6/22	6,212	3,810
Iron Mountain Information Management LLC Tranche B (1 month LIBOR + 1.750%) 3.549%, 1/2/26	8,238	8,210
MA Financeco LLC
Tranche B-2 (1 month LIBOR + 2.250%) 4.049%, 11/19/21	6,778	6,811
Tranche B-3 (1 month LIBOR + 2.500%) 4.299%, 6/21/24	1,320	1,320
Mavenir Systems, Inc. (3 month LIBOR + 6.000%) 7.910%, 5/8/25	7,008	6,938
MaxLinear, Inc. Tranche B (1 month LIBOR + 2.500%) 4.240%, 5/12/24	2,295	2,295
McAfee LLC Tranche B (1 month LIBOR + 3.750%) 5.555%, 9/30/24	10,397	10,436
Microchip Technology, Inc. (1 month LIBOR + 2.000%) 3.800%, 5/29/25	4,513	4,536
ON Semiconductor Corp. 2019, Tranche B-4 (1 month LIBOR + 2.000%) 3.799%, 9/16/26	2,863	2,881
Rackspace Hosting, Inc. Tranche B, First Lien (3 month LIBOR + 3.000%) 4.902%, 11/3/23	7,497	7,265
Salient CRGT, Inc. (3 month LIBOR + 6.500%) 8.292%, 2/28/22	9,204	8,652
Seattle Escrow Borrower LLC (1 month LIBOR + 2.500%) 4.299%, 6/21/24	8,912	8,916
SolarWinds Holdings, Inc. 2018 (1 month LIBOR + 2.750%) 4.549%, 2/5/24	7,752	7,797
SS&C Technologies, Inc.
Tranche B-3 (1 month LIBOR + 2.250%) 4.049%, 4/16/25	3,159	3,179
Tranche B-4 (1 month LIBOR + 2.250%) 4.049%, 4/16/25	2,190	2,204
TierPoint LLC First Lien (1 month LIBOR + 3.750%) 5.549%, 5/6/24	6,157	5,985
Ultra Clean Holdings, Inc. Tranche B (1 month LIBOR + 4.500%) 6.299%, 8/27/25	6,758	6,741
Vertiv Group Corp. Tranche B (3 month LIBOR + 4.000%) 5.927%, 11/30/23	13,441	13,395
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Western Digital Corp. Tranche B-4 (3 month LIBOR + 1.750%) 3.452%, 4/29/23	$ 7,315	$ 7,344
		232,521

Manufacturing—1.2%
Big River Steel LLC (3 month LIBOR + 5.000%) 6.945%, 8/23/23	8,964	8,941
Bright Bidco B.V. 2018, Tranche B (1 month LIBOR + 3.500%) 5.397%, 6/30/24	10,802	6,304
Clark Equipment Co. Tranche B (3 month LIBOR + 1.750%) 3.695%, 5/20/24	4,095	4,108
CPM Holdings, Inc. First Lien (1 month LIBOR + 3.750%) 5.549%, 11/17/25	4,070	4,021
Dynacast International LLC Tranche B-1, First Lien (3 month LIBOR + 3.250%) 5.195%, 1/28/22	2,715	2,634
Gates Global LLC Tranche B-2 (1 month LIBOR + 2.750%) 0.000%, 4/1/24(4)	8,399	8,399
TecoStar Holdings, Inc. 2017, First Lien (3 month LIBOR + 3.250%) 4.995%, 5/1/24	7,373	7,383
		41,790

Media / Telecom - Broadcasting—1.8%
Gray Television, Inc. Tranche C (1 month LIBOR + 2.500%) 4.197%, 1/2/26	12,834	12,906
LCPR Loan Financing LLC (1 month LIBOR + 5.000%) 6.740%, 10/15/26	12,540	12,681
Mission Broadcasting, Inc. Tranche B-3 (1 month LIBOR + 2.250%) 3.941%, 1/17/24	2,489	2,496
Nexstar Broadcasting, Inc.
Tranche A-4 (1 month LIBOR + 1.500%) 3.441%, 10/26/23	13,021	12,913
Tranche B-3 (1 month LIBOR + 2.250%) 4.055%, 1/17/24	12,523	12,563
Tranche B-4 (3 month LIBOR + 2.750%) 4.452%, 9/18/26	4,120	4,139
Quincy Newspapers, Inc. Tranche B (1 month LIBOR + 3.000%) 4.806%, 11/2/22	3,394	3,385
WXXA-TV LLC Tranche A-4 (1 month LIBOR + 1.500%) 3.441%, 10/20/23	360	358
		61,441

Media / Telecom - Cable/Wireless Video—7.7%
Cogeco Communications (USA) II LP Tranche B (1 month LIBOR + 2.250%) 4.049%, 1/3/25	20,902	20,959
Coral US Co-Borrower LLC Tranche B-4 (1 month LIBOR + 3.250%) 5.049%, 2/2/26	29,302	29,462
	Par Value	Value

Media / Telecom - Cable/Wireless Video—continued
CSC Holdings LLC
2017 (1 month LIBOR + 2.250%) 3.990%, 7/17/25	$15,258	$ 15,267
2019 (1 month LIBOR + 2.500%) 4.240%, 4/15/27	7,482	7,507
Intelsat Jackson Holdings S.A. Tranche B-3 (6 month LIBOR + 3.750%) 5.682%, 11/27/23	20,995	21,014
Mediacom Illinois LLC Tranche N (weekly LIBOR + 1.750%) 3.380%, 2/15/24	7,525	7,544
Radiate Holdco LLC (1 month LIBOR + 3.000%) 4.799%, 2/1/24	8,260	8,285
Telenet Financing USD LLC (1 month LIBOR + 2.250%) 3.990%, 8/15/26	22,015	22,120
Terrier Media Buyer, Inc. (3 month LIBOR + 4.250%) 0.000%, 12/12/26(4)	2,070	2,089
Virgin Media Bristol LLC Tranche N (1 month LIBOR + 2.500%) 4.240%, 1/31/28	31,345	31,522
WideOpenWest Finance LLC Tranche B (1 month LIBOR + 3.250%) 5.030%, 8/18/23	24,065	23,864
Ziggo Secured Finance Partnership Tranche E (1 month LIBOR + 2.500%) 4.240%, 4/15/25	67,360	67,537
		257,170

Media / Telecom - Diversified Media—6.6%
Alliance Data Systems Corp. 2017 (1 month LIBOR + 1.500%) 3.299%, 6/14/22(3)	9,168	9,069
Alpha Topco Ltd. 2018, Tranche B-3 (1 month LIBOR + 2.500%) 4.299%, 2/1/24	5,277	5,295
AP NMT Acquisition B.V. Tranche B, First Lien (3 month LIBOR + 5.750%) 7.835%, 8/13/21	16,998	17,031
Crown Finance US, Inc.
(1 month LIBOR + 2.250%) 0.000%, 2/28/25(4)	10,432	10,417
(1 month LIBOR + 2.500%) 4.299%, 9/30/26	4,249	4,247
Deluxe Entertainment Services Group, Inc. Second Lien (3 month LIBOR + 8.500%) 10.445%, 9/25/24	4,049	3,037
Harland Clarke Holdings Corp. (3 month LIBOR + 4.750%) 6.695%, 11/3/23	71,693	56,906
Lamar Media Corp. Tranche B (1 month LIBOR + 1.750%) 3.563%, 3/14/25	3,439	3,453
Lions Gate Capital Holdings LLC
Tranche A (1 month LIBOR + 1.750%) 3.549%, 3/22/23	9,577	9,469
Tranche B (1 month LIBOR + 2.250%) 4.049%, 3/24/25	16,964	16,911
Merrill Communications LLC Tranche B, First Lien (3 month LIBOR + 5.000%) 7.089%, 10/5/26	3,040	3,063
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Media / Telecom - Diversified Media—continued
MH Sub I LLC
First Lien (1 month LIBOR + 3.750%) 5.549%, 9/13/24	$15,549	$ 15,566
Tranche B, Second Lien (1 month LIBOR + 7.500%) 9.299%, 9/15/25	1,695	1,688
Nielsen Finance LLC Tranche B-4 (1 month LIBOR + 2.000%) 3.710%, 10/4/23	14,495	14,533
William Morris Endeavor Entertainment LLC Tranche B-1 (1 month LIBOR + 2.750%) 4.606%, 5/19/25	51,529	51,218
		221,903

Media / Telecom - Telecommunications—8.5%
Altice Financing S.A.
2017 (1 month LIBOR + 2.750%) 4.490%, 7/15/25	11,120	11,075
2017 (1 month LIBOR + 2.750%) 4.515%, 1/31/26	13,344	13,252
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.750%) 4.549%, 1/31/25	31,402	31,512
Charter Communications Operating LLC Tranche B-2 (1 month LIBOR + 1.750%) 3.550%, 2/1/27	65,695	66,065
Connect US Finco LLC
(1 month LIBOR + 4.500%) 0.000%, 12/11/26(4)(8)	6,874	6,902
(1 month LIBOR + 4.500%) 0.000%, 12/11/26(4)	4,756	4,775
Cyxtera DC Holdings, Inc.
First Lien (1 month LIBOR + 3.000%) 4.740%, 5/1/24	2,285	2,010
Second Lien (1 month LIBOR + 7.250%) 8.990%, 5/1/25	2,400	1,445
Level 3 Financing, Inc. 2027, Tranche B (1 month LIBOR + 1.750%) 3.549%, 3/1/27	42,723	42,856
Neustar, Inc.
Second Lien (1 month LIBOR + 8.000%) 9.799%, 8/8/25	2,539	2,149
Tranche B-4, First Lien (1 month LIBOR + 3.500%) 5.299%, 8/8/24	8,743	8,042
Numericable U.S. LLC
Tranche B-11 (1 month LIBOR + 2.750%) 0.000%, 7/31/25(4)	36,869	36,554
Tranche B-12 (1 month LIBOR + 3.688%) 5.427%, 1/31/26	23,262	23,262
Tranche B-13 (1 month LIBOR + 4.000%) 5.740%, 8/14/26	21,062	21,080
West Corp. Tranche B (3 month LIBOR + 4.000%) 5.702%, 10/10/24	4,104	3,468
Zacapa LLC (3 month LIBOR + 5.000%) 6.945%, 7/2/25	8,991	9,051
		283,498

Media / Telecom - Wireless Communications—0.8%
Sprint Communications, Inc. (1 month LIBOR + 2.500%) 4.313%, 2/2/24	26,378	26,121
	Par Value	Value

Metals / Minerals—2.6%
American Rock Salt Co. LLC 2018 (1 month LIBOR + 3.750%) 5.549%, 3/21/25	$ 2,599	$ 2,616
Atkore International, Inc. First Lien (3 month LIBOR + 2.750%) 4.700%, 12/22/23	14,805	14,849
CNX Resources Corp. Tranche B (1 month LIBOR + 4.500%) 6.300%, 9/27/24	5,580	4,925
Covia Holdings Corp. (3 month LIBOR + 4.000%) 6.043%, 6/2/25	7,257	5,562
GrafTech Finance, Inc. (1 month LIBOR + 3.500%) 5.299%, 2/12/25	26,091	25,993
Metallurg, Inc. (1 month LIBOR + 3.000%) 4.799%, 2/1/25	7,012	6,883
TMS International Corp. Tranche B-2 (1 month LIBOR + 2.750%) 4.625%, 8/14/24	4,285	4,253
U.S. Silica Co.
(1 month LIBOR + 4.000%) 5.813%, 5/1/25	14,186	12,498
(3 month LIBOR + 0.500%) 0.500%, 5/1/23(3)(8)	2,250	1,890
Zekelman Industries, Inc. (1 month LIBOR + 2.250%) 4.035%, 6/14/21	6,994	7,002
		86,471

Real Estate—0.3%
Hill Street Properties LLC PIK Interest Capitalization
8.750%, 3/8/23(3)(9)	4,790	4,766
9.500%, 2/5/24(3)(9)	3,690	3,708
		8,474

Retail—0.9%
Ascena Retail Group, Inc. Tranche B (1 month LIBOR + 4.500%) 6.313%, 8/19/22	3,274	2,202
ASHCO LLC (1 month LIBOR + 5.000%) 6.799%, 9/25/24	7,395	7,367
Belk, Inc. (3 month LIBOR + 6.750%) 8.803%, 7/31/25	9,837	6,806
CWGS Group LLC (1 month LIBOR + 2.750%) 4.444%, 11/8/23	7,218	6,808
J.C. Penney Corp., Inc. Tranche B (3 month LIBOR + 4.250%) 6.159%, 6/23/23	5,589	4,914
Petco Animal Supplies, Inc. (3 month LIBOR + 3.250%) 5.177%, 1/26/23	2,977	2,523
		30,620

Service—6.4%
Adtalem Global Education, Inc. Tranche B (1 month LIBOR + 3.000%) 4.799%, 4/9/25	5,516	5,509
AECOM Tranche B (1 month LIBOR + 1.750%) 3.549%, 2/21/25	4,962	4,967
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Service—continued
American Teleconferencing Services Ltd. (2 month LIBOR + 6.500%) 8.403%, 6/8/23(3)	$ 2,395	$ 1,421
APi Group DE, Inc. (1 month LIBOR + 2.500%) 4.299%, 10/1/26	3,085	3,107
Ascend Learning LLC (1 month LIBOR + 3.000%) 4.799%, 7/12/24	6,527	6,564
Conduent Business Services LLC Tranche B (1 month LIBOR + 2.500%) 4.299%, 12/7/23	8,456	8,414
DG Investment Intermediate Holdings 2, Inc.
First Lien (1 month LIBOR + 3.000%) 4.799%, 2/3/25	4,737	4,713
Second Lien (1 month LIBOR + 6.750%) 8.549%, 2/2/26	845	811
Exela Intermediate LLC 2018 (3 month LIBOR + 6.500%) 8.379%, 7/12/23	6,867	3,013
GFL Environmental, Inc. 2018 (1 month LIBOR + 3.000%) 4.799%, 5/30/25	11,186	11,194
iQor US, Inc. Tranche B, First Lien (3 month LIBOR + 5.000%) 7.099%, 4/1/21	21,804	18,691
KAR Auction Services, Inc. Tranche B-6 (1 month LIBOR + 2.250%) 4.063%, 9/21/26	5,032	5,064
MHI Holdings LLC First Lien (1 month LIBOR + 5.000%) 6.799%, 9/18/26	4,000	3,995
National Intergovernmental Purchasing Alliance Co.
First Lien (3 month LIBOR + 3.750%) 5.695%, 5/23/25	6,665	6,654
Second Lien (3 month LIBOR + 7.500%) 9.604%, 5/22/26	3,375	3,308
Pi US Mergerco, Inc. Tranche B-1 (1 month LIBOR + 3.250%) 5.049%, 1/3/25	11,864	11,901
PricewaterhouseCoopers Public Sector LLP (1 month LIBOR + 4.500%) 6.299%, 5/1/25	17,492	17,317
Prime Security Services Borrower LLC 2019, Tranche B-1 (1 month LIBOR + 3.250%) 4.944%, 9/23/26	3,721	3,728
Red Ventures LLC Tranche B-1, First Lien (1 month LIBOR + 3.000%) 4.799%, 11/8/24	23,524	23,667
Sedgwick Claims Management Services, Inc. (1 month LIBOR + 3.250%) 5.049%, 12/31/25	10,500	10,496
ServiceMaster Co. LLC (The) Tranche D (1 month LIBOR + 1.750%) 3.563%, 11/5/26	1,430	1,435
SGS Cayman LP (3 month LIBOR + 5.375%) 7.320%, 4/23/21	2,862	2,824
St. George’s University Scholastic Services LLC (1 month LIBOR + 3.500%) 5.300%, 7/17/25	4,868	4,910
Sutherland Global Services, Inc. (3 month LIBOR + 5.375%) 7.320%, 4/23/21	12,298	12,133
Tempo Acquisition LLC (1 month LIBOR + 2.750%) 4.549%, 5/1/24	13,615	13,685
	Par Value	Value

Service—continued
TKC Holdings, Inc.
First Lien (1 month LIBOR + 3.750%) 5.550%, 2/1/23	$ 5,123	$ 4,728
Second Lien (1 month LIBOR + 8.000%) 9.800%, 2/1/24	2,172	1,955
Trans Union LLC Tranche B-5 (1 month LIBOR + 1.750%) 3.549%, 11/16/26	2,191	2,198
Travelport Finance Luxembourg S.a.r.l. First Lien (3 month LIBOR + 5.000%) 6.945%, 5/30/26	6,581	6,134
Tunnel Hill Partners LP (1 month LIBOR + 3.500%) 5.299%, 2/6/26	2,263	2,249
Ventia Finco Pty Ltd. 2019, Tranche B (3 month LIBOR + 3.500%) 5.445%, 5/21/26	2,875	2,886
Weight Watchers International, Inc. (3 month LIBOR + 4.750%) 6.720%, 11/29/24	3,629	3,633
		213,304

Transportation - Automotive—2.2%
Adient US LLC (3 month LIBOR + 4.250%) 6.182%, 5/6/24	3,980	3,999
American Axle & Manufacturing, Inc. Tranche B (1 month LIBOR + 2.250%) 4.068%, 4/6/24	7,528	7,528
Autokiniton US Holdings, Inc. Tranche B (1 month LIBOR + 6.375%) 8.174%, 5/22/25	4,925	4,876
Belron Finance 2019 LLC (3 month LIBOR + 2.500%) 4.436%, 10/30/26	3,270	3,280
Dana, Inc. 2018, Tranche B (1 month LIBOR + 2.250%) 4.050%, 2/27/26	4,462	4,470
DexKo Global, Inc. Tranche B (1 month LIBOR + 3.500%) 5.299%, 7/24/24	7,093	7,084
Holley Purchaser, Inc. First Lien (3 month LIBOR + 5.000%) 6.927%, 10/24/25	4,148	3,878
Navistar, Inc. Tranche B (1 month LIBOR + 3.500%) 5.240%, 11/6/24	9,106	9,068
Superior Industries International, Inc. (1 month LIBOR + 4.000%) 5.799%, 5/22/24	7,792	7,520
Tenneco, Inc. Tranche B (1 month LIBOR + 3.000%) 4.799%, 10/1/25	13,692	13,363
Wabash National Corp. Tranche B-4 (1 month LIBOR + 2.250%) 3.990%, 3/18/22	8,252	8,273
		73,339

Transportation - Land Transportation—0.5%
Daseke Companies, Inc. (1 month LIBOR + 5.000%) 6.799%, 2/27/24	7,507	7,103
Savage Enterprises LLC (1 month LIBOR + 4.000%) 5.740%, 8/1/25	7,984	8,073
		15,176

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Transportation - Shipping—0.2%
Commercial Barge Line Co. (3 month LIBOR + 8.750%) 10.676%, 11/12/20	$ 2,844	$ 1,433
Hornblower Sub LLC First Lien (3 month LIBOR + 4.500%) 6.445%, 4/28/25	2,204	2,207
REP WWEX Acquisition Parent LLC First Lien (3 month LIBOR + 4.000%) 5.945%, 2/5/24	1,851	1,843
		5,483

Utility—3.3%
AES Corp. 2018 (3 month LIBOR + 1.750%) 3.659%, 5/31/22	607	607
Brookfield WEC Holdings, Inc. First Lien (1 month LIBOR + 3.500%) 5.299%, 8/1/25	19,320	19,437
Calpine Construction Finance Co. LP Tranche B (1 month LIBOR + 2.500%) 4.299%, 1/15/25	10,228	10,269
Calpine Corp.
(3 month LIBOR + 2.250%) 4.200%, 1/15/24	5,404	5,429
Tranche B-10 (1 month LIBOR + 2.500%) 4.299%, 8/12/26	5,089	5,117
Eastern Power LLC Tranche B (1 month LIBOR + 3.750%) 5.549%, 10/2/23	13,929	13,940
Granite Generation LLC (1 month LIBOR + 3.750%) 5.571%, 11/9/26	1,000	990
Invenergy Thermal Operating I LLC (1 month LIBOR + 3.500%) 5.299%, 8/28/25	7,022	7,097
Longview Power LLC Tranche B (3 month LIBOR + 6.000%) 0.000%, 4/13/21(4)	10,912	5,838
Summit Midstream Partners Holdings LLC (1 month LIBOR + 6.000%) 7.799%, 5/13/22	8,021	7,570
Talen Energy Supply LLC (1 month LIBOR + 3.750%) 0.000%, 7/8/26(4)	6,085	6,082
Vistra Operations Co. LLC 2018 (1 month LIBOR + 1.750%) 3.537%, 12/31/25	28,284	28,438
		110,814

Total Leveraged Loans (Identified Cost $3,191,892)		3,127,148

Shares
Preferred Stocks—0.0%
Energy—0.0%
Templar Energy LLC Class A, 0.000%(3)(10)	8,569	—
	Shares	Value
Financials—0.0%
GMAC Capital Trust I Series 2, 7.695%	34,000	$ 886
Total Preferred Stocks (Identified Cost $908)		886

Common Stocks—1.2%
Communication Services—0.0%
Desg Holdings, Inc.(3)	477,100	1,327
Consumer Discretionary—0.5%
Caesars Entertainment Corp.(10)	767,654	10,440
TRU Kids, Inc.(3)(10)	2,073	6,219
Wayne Services Legacy, Inc. (3)(10)	2,073	—
		16,659

Energy—0.2%
Blackhawk Mining(3)	56,299	5,208
Templar Energy LLC Class A(3)(10)	1,608,573	16
		5,224

Information Technology—0.4%
Avaya Holdings Corp.(10)	1,101,677	14,872
Real Estate—0.1%
Hill Street Properties(3)(10)	82,213	2,220
Total Common Stocks (Identified Cost $96,705)		40,302

Rights—0.0%
Utilities—0.0%
Texas Competitive Electric Holdings Co. LLC(10)	410,667	401
Total Rights (Identified Cost $554)		401

Warrant—0.0%
Real Estate—0.0%
Hill Street Properties(10)	139,986	—
Total Warrant (Identified Cost $2)		—

Total Long-Term Investments—96.0% (Identified Cost $3,325,079)		3,204,404

TOTAL INVESTMENTS—96.0% (Identified Cost $3,325,079)		$3,204,404
Other assets and liabilities, net—4.0%		134,673
NET ASSETS—100.0%		$3,339,077

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $16,815 or 0.5% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	This loan will settle after December 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(5)	Security is fixed rate.
(6)	Security in default, interest payments are being received during the bankruptcy proceedings.
(7)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(8)	Represents unfunded portion of security and commitment fee earned on this portion.
(9)	100% of the income received was in PIK.
(10)	Non-income producing.

Country Weightings (Unaudited)†
United States	88%
Luxembourg	4
France	3
Canada	2
Cayman Islands	1
Netherlands	1
Australia	1
Total	100%
† % of total investments as of December 31, 2019.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Security	$ 2,536	$ —	$ 2,536	$ —
Corporate Bonds and Notes	33,131	—	18,169	14,962
Leveraged Loans	3,127,148	—	3,103,737	23,411
Equity Securities:
Common Stocks	40,302	25,312	—	14,990
Preferred Stocks	886	886	—	—
Rights	401	—	401	—
Warrant	—	—	—	—
Total Investments	$3,204,404	$26,198	$3,124,843	$53,363
Securities held by the Fund with an end of period value of $401 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end. Securities held by the Fund with an end of period value of $13,516 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Leveraged Loans	Common Stocks	Preferred Stocks	Right
Investments in Securities
Balance as of December 31, 2018:	$ 44,847	$ 25,372	$ 15,047	$ 4,115	$ 21	$ 292
Accrued discount/(premium)	40	49	(9)	—	—	—
Realized gain (loss)	(2,793)	19	41	(2,853)	—	—
Change in unrealized appreciation (depreciation)(a)	(4,323)	299	793	(5,503)	(21)	109
Purchases	37,840	—	17,796	20,044	—	—
Sales (b)	(35,363)	(10,777)	(23,773)	(813)	—	—
Transfers into Level 3(c)	13,516	—	13,516	—	—	—
Transfers from Level 3(c)	(401)	—	—	—	—	(401)
Balance as of December 31, 2019	$ 53,363	$14,962 (d)	$ 23,411	$14,990 (d)	$— (d)	$ —
(a) The change in unrealized appreciation (depreciation) on investments still held at December 31, 2019, was $(5,265).
(b) Includes paydowns on securities.
(c) Transfers into and/or from represent the ending value as of December 31, 2019, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(d) Includes internally fair valued security currently priced at $0.
See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—86.3%
Alabama—4.0%
Jefferson County,
Sales Tax Revenue 5.000%, 9/15/33	$1,000	$ 1,197
Sales Tax Revenue 5.000%, 9/15/35	1,000	1,192
		2,389

Arizona—2.2%
Salt River Project Agricultural Improvement & Power District Revenue 5.000%, 1/1/32	1,000	1,308
California—14.7%
California Infrastructure & Economic Development Bank Revenue 5.000%, 10/1/48	2,000	2,429
California Municipal Finance Authority, Bowles Hall Foundation Revenue 5.000%, 6/1/50	1,750	1,940
California, State of, General Obligation 5.000%, 9/1/30	1,000	1,065
Riverside Unified School District, General Obligation 4.000%, 8/1/42	2,075	2,338
San Diego Redevelopment Agency Successor Agency
5.000%, 9/1/28	500	604
5.000%, 9/1/29	405	488
		8,864

Colorado—2.8%
Colorado, State of, 4.000%, 3/15/37	1,500	1,702
District of Columbia—2.0%
District of Columbia, General Obligation 5.000%, 6/1/31	1,000	1,220
Florida—2.0%
Collier County, Water-Sewer District Revenue 5.000%, 7/1/33	1,000	1,210
Georgia—4.2%
Atlanta, City of, Water & Wastewater Revenue 5.000%, 11/1/35	1,000	1,232
Development Authority for Fulton County, Georgia Tech Athletic Association Revenue (Pre-Refunded 4/1/21 @ 100) 5.750%, 10/1/36	1,250	1,322
		2,554

Louisiana—1.8%
Parish of East Baton Rouge Capital Improvements District, Sales Tax Revenue 4.000%, 8/1/44	1,000	1,117
Maryland—4.8%
Washington Suburban Sanitary Commission Revenue (CNTY GTD Insured) 5.000%, 6/15/30	2,320	2,887
	Par Value	Value

Minnesota—2.0%
Minnesota, State of, General Obligation 5.000%, 8/1/29	$1,000	$ 1,192
New Jersey—1.7%
New Jersey Higher Education Student Assistance Authority Revenue 3.250%, 12/1/39	1,000	1,016
New York—3.8%
New York City Transitional Finance Authority Future Tax Secured, Sales Tax Revenue 5.000%, 2/1/28	1,000	1,150
New York State Dormitory Authority, Sales Tax Revenue (Pre-Refunded 3/15/23 @ 100) 5.000%, 3/15/29	1,000	1,127
		2,277

North Carolina—1.6%
North Carolina, State of, Build Revenue 5.000%, 5/1/22	900	981
Ohio—3.0%
Ohio, State of, General Obligation 5.000%, 5/1/36	1,500	1,821
Oregon—2.0%
Portland, Port of, Airport Revenue 5.000%, 7/1/47	1,000	1,180
Tennessee—2.1%
Tennessee, State of, General Obligation 5.000%, 9/1/30	1,000	1,256
Texas—19.6%
Arlington Higher Education Finance Corp., Life School Revenue (PSF-GTD Insured) 5.000%, 8/15/39	1,000	1,124
Eagle Mountain & Saginaw Independent School District, General Obligation (PSF-GTD Insured) 4.000%, 8/15/50	2,500	2,781
Fort Worth, City of, Water & Sewer System Revenue 5.000%, 2/15/30	1,000	1,253
Hurst-Euless-Bedford Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 8/15/31	1,810	2,285
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/32	750	946
Round Rock Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 8/1/26	1,000	1,232
Texas, State of,
General Obligation 5.000%, 10/1/20	1,000	1,029
General Obligation 5.000%, 8/1/27	1,000	1,154
		11,804

See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Virginia—4.0%
Virginia Resources Authority Revenue 5.000%, 10/1/29	$2,000	$ 2,402
Washington—8.0%
Energy Northwest Revenue
5.000%, 7/1/33	2,000	2,457
5.000%, 7/1/34	2,000	2,340
		4,797

Total Municipal Bonds (Identified Cost $50,148)		51,977

Total Long-Term Investments—86.3% (Identified Cost $50,148)		51,977

	Shares
Short-Term Investment—13.2%
Money Market Mutual Fund—13.2%
Dreyfus AMT-Free Tax Exempt Cash Management (seven-day effective yield 1.290%)(2)	7,912,963	7,913
Total Short-Term Investment (Identified Cost $7,921)		7,913

Value

TOTAL INVESTMENTS—99.5% (Identified Cost $58,069)	$59,890
Other assets and liabilities, net—0.5%	309
NET ASSETS—100.0%	$60,199

Abbreviations:
CNTY GTD	County Guarantee Program
PSF-GTD	Permanent School Fund Guarantee Program

Footnote Legend:
(1)	At December 31, 2019, 17.2% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the insurers concentration exceeds 10% of the Fund’s net assets.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$51,977	$ —	$51,977
Money Market Mutual Fund	7,913	7,913	—
Total Investments	$59,890	$7,913	$51,977
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—93.8%
Communication Services—19.6%
Altice Financing S.A. 144A 6.625%, 2/15/23(1)	$ 1,970	$ 2,004
Altice France S.A. 144A 8.125%, 2/1/27(1)	1,565	1,763
Altice Luxembourg S.A. 144A 10.500%, 5/15/27(1)	3,480	3,967
C&W Senior Financing DAC 144A 7.500%, 10/15/26(1)	1,820	1,971
CCO Holdings LLC
5.750%, 1/15/24	224	228
144A 5.875%, 5/1/27(1)	2,370	2,506
144A 4.750%, 3/1/30(1)	415	423
CenturyLink, Inc.
6.750%, 12/1/23	1,070	1,194
7.500%, 4/1/24	1,365	1,539
Cincinnati Bell, Inc.
144A 7.000%, 7/15/24(1)	310	325
144A 8.000%, 10/15/25(1)	1,004	1,064
Cogent Communications Group, Inc.
144A 5.625%, 4/15/21(1)	745	752
144A 5.375%, 3/1/22(1)	520	543
CSC Holdings LLC
5.250%, 6/1/24	547	589
144A 7.750%, 7/15/25(1)	755	805
144A 6.625%, 10/15/25(1)	680	722
144A 5.500%, 4/15/27(1)	1,195	1,283
144A 6.500%, 2/1/29(1)	990	1,104
Diamond Sports Group LLC
144A 5.375%, 8/15/26(1)	3,045	3,080
144A 6.625%, 8/15/27(1)(2)	1,218	1,185
DISH DBS Corp.
5.125%, 5/1/20	2,150	2,163
6.750%, 6/1/21	1,155	1,214
7.750%, 7/1/26	374	396
DISH Network Corp. 3.375%, 8/15/26	325	313
Embarq Corp. 7.995%, 6/1/36	295	312
Frontier Communications Corp. 144A 8.000%, 4/1/27(1)	3,100	3,240
Intelsat Jackson Holdings S.A. 144A 9.750%, 7/15/25(1)	1,725	1,596
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(1)	2,425	2,571
Level 3 Financing, Inc. 5.375%, 5/1/25	1,000	1,035
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(1)	1,230	1,273
Netflix, Inc. 5.875%, 2/15/25	1,410	1,572
Sprint Communications, Inc. 11.500%, 11/15/21	1,690	1,931
Sprint Corp.
7.875%, 9/15/23	1,390	1,534
7.625%, 2/15/25	1,405	1,542
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(1)	1,400	1,495
T-Mobile USA, Inc.
6.000%, 4/15/24	3,060	3,159
6.500%, 1/15/26	925	992
	Par Value	Value
Communication Services—continued
Trilogy International Partners LLC 144A 8.875%, 5/1/22(1)	$ 80	$ 75
ViacomCBS, Inc. 6.250%, 2/28/57	1,025	1,137
Ziggo B.V. 144A 5.500%, 1/15/27(1)	3,175	3,373
		57,970

Consumer Discretionary—9.8%
Adient Global Holdings Ltd. 144A 4.875%, 8/15/26(1)	685	611
Adient US LLC 144A 7.000%, 5/15/26(1)	990	1,079
American Axle & Manufacturing, Inc. 6.250%, 4/1/25	1,250	1,302
Asbury Automotive Group, Inc. 6.000%, 12/15/24	340	351
Boyd Gaming Corp. 6.000%, 8/15/26	1,160	1,246
Century Communities, Inc.
5.875%, 7/15/25	1,598	1,664
144A 6.750%, 6/1/27(1)	2,450	2,627
Dana, Inc. 5.375%, 11/15/27	285	294
Delphi Technologies plc 144A 5.000%, 10/1/25(1)	795	735
Eldorado Resorts, Inc.
6.000%, 4/1/25	1,045	1,100
6.000%, 9/15/26	660	727
General Motors Co. 6.600%, 4/1/36	1,210	1,425
Graham Holdings Co. 144A 5.750%, 6/1/26(1)	945	1,009
Hilton Grand Vacations Borrower LLC 6.125%, 12/1/24	855	923
IAA, Inc. 144A 5.500%, 6/15/27(1)	550	584
J.B. Poindexter & Co., Inc. 144A 7.125%, 4/15/26(1)	1,135	1,198
Lennar Corp. 5.875%, 11/15/24	1,255	1,396
Liberty Interactive LLC 8.250%, 2/1/30	1,145	1,131
MGM Resorts International 7.750%, 3/15/22	1,140	1,271
Motors Liquidation Co. Escrow(3)	53,982	—
New Red Finance, Inc. 144A 5.000%, 10/15/25(1)	1,565	1,616
Penske Automotive Group, Inc. 5.375%, 12/1/24	915	941
Scientific Games International, Inc. 144A 7.000%, 5/15/28(1)	1,170	1,252
Shea Homes LP 144A 5.875%, 4/1/23(1)	1,665	1,696
Taylor Morrison Communities, Inc. 144A 5.750%, 1/15/28(1)	418	456
TRI Pointe Group, Inc. 5.875%, 6/15/24	2,175	2,365
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
Wolverine World Wide, Inc. 144A 5.000%, 9/1/26(1)	$ 140	$ 142
		29,141

Consumer Staples—1.8%
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(1)	2,390	2,470
Rite Aid Corp. 144A 6.125%, 4/1/23(1)	690	635
US Foods, Inc. 144A 5.875%, 6/15/24(1)	1,741	1,793
Vector Group Ltd. 144A 10.500%, 11/1/26(1)	430	445
		5,343

Energy—9.2%
Antero Midstream Partners LP 144A 5.750%, 3/1/27(1)	985	866
Apergy Corp. 6.375%, 5/1/26	1,491	1,573
California Resources Corp. 144A 8.000%, 12/15/22(1)(2)	2,732	1,175
Centennial Resource Production LLC 144A 6.875%, 4/1/27(1)	1,200	1,248
Chesapeake Energy Corp. 144A 11.500%, 1/1/25(1)	775	732
Diamond Offshore Drilling, Inc.
7.875%, 8/15/25(2)	540	470
5.700%, 10/15/39	1,200	702
Endeavor Energy Resources LP 144A 5.500%, 1/30/26(1)	820	847
Ensign Drilling, Inc. 144A 9.250%, 4/15/24(1)	1,545	1,458
Glenn Pool Oil & Gas Trust 6.000%, 8/2/21(3)	154	153
Hilcorp Energy I LP 144A 6.250%, 11/1/28(1)	2,365	2,247
MEG Energy Corp.
144A 6.375%, 1/30/23(1)	445	446
144A 6.500%, 1/15/25(1)	1,390	1,446
Montage Resources Corp. 8.875%, 7/15/23	695	641
Nabors Industries, Inc. 5.750%, 2/1/25(2)	740	666
Oceaneering International, Inc. 6.000%, 2/1/28	1,200	1,176
Parkland Fuel Corp. 144A 5.875%, 7/15/27(1)	1,635	1,749
Precision Drilling Corp. 7.750%, 12/15/23	315	314
Pride International LLC 7.875%, 8/15/40	945	477
Rowan Cos., Inc. 5.850%, 1/15/44(2)	300	147
SandRidge Energy, Inc. 8.125%, 10/15/22(3)	1,935	—
Shelf Drilling Holdings Ltd. 144A 8.250%, 2/15/25(1)	1,000	952
Southwestern Energy Co. 7.750%, 10/1/27	1,040	963
	Par Value	Value

Energy—continued
Transocean Proteus Ltd. 144A 6.250%, 12/1/24(1)	$ 987	$ 1,017
Transocean Sentry Ltd. 144A 5.375%, 5/15/23(1)	390	397
Transocean, Inc. 144A 7.500%, 1/15/26(1)	310	306
USA Compression Partners LP 6.875%, 4/1/26	940	987
Valaris plc 5.750%, 10/1/44	1,830	823
Viper Energy Partners LP 144A 5.375%, 11/1/27(1)	1,122	1,167
Weatherford International Ltd. 144A 11.000%, 12/1/24(1)	365	395
WPX Energy, Inc.
8.250%, 8/1/23	735	845
5.250%, 10/15/27	885	934
		27,319

Financials—21.0%
Alliant Holdings Intermediate LLC 144A 6.750%, 10/15/27(1)	1,100	1,178
Ally Financial, Inc.
4.250%, 4/15/21	1,360	1,391
5.125%, 9/30/24	1,490	1,643
5.750%, 11/20/25	1,335	1,494
Altice Finco S.A. 144A 8.125%, 1/15/24(1)	530	546
Ascent Resources Utica Holdings LLC 144A 10.000%, 4/1/22(1)	734	730
C&W Senior Financing DAC 144A 6.875%, 9/15/27(1)	855	914
Charter Communications Operating LLC 4.908%, 7/23/25	3,015	3,319
Cimpress plc 144A 7.000%, 6/15/26(1)	3,367	3,611
Comstock Resources, Inc. 9.750%, 8/15/26	17	15
Credit Acceptance Corp.
7.375%, 3/15/23	690	708
144A 5.125%, 12/31/24(1)	370	384
144A 6.625%, 3/15/26(1)	2,775	3,000
Dell International LLC
144A 7.125%, 6/15/24(1)	1,470	1,551
144A 8.350%, 7/15/46(1)	1,070	1,471
Ford Motor Credit Co. LLC 5.875%, 8/2/21	2,895	3,030
Hilcorp Energy I LP
144A 5.000%, 12/1/24(1)	180	174
144A 5.750%, 10/1/25(1)	3,235	3,154
HUB International Ltd. 144A 7.000%, 5/1/26(1)	1,443	1,526
Ladder Capital Finance Holdings LLLP
144A 5.250%, 3/15/22(1)	825	857
144A 5.250%, 10/1/25(1)	595	617
Level 3 Financing, Inc. 144A 4.625%, 9/15/27(1)	882	903
MGIC Investment Corp. 5.750%, 8/15/23	1,415	1,564
Nationstar Mortgage Holdings, Inc.
144A 8.125%, 7/15/23(1)	830	879
144A 9.125%, 7/15/26(1)	1,420	1,573
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Financials—continued
Nationstar Mortgage LLC 6.500%, 7/1/21	$ 1,389	$ 1,392
Navient Corp. 8.000%, 3/25/20	845	854
Provident Funding Associates LP 144A 6.375%, 6/15/25(1)	2,121	2,079
Quicken Loans, Inc.
144A 5.750%, 5/1/25(1)	3,485	3,603
144A 5.250%, 1/15/28(1)	1,245	1,289
Radian Group, Inc.
4.500%, 10/1/24	1,575	1,666
4.875%, 3/15/27	1,505	1,584
Refinitiv US Holdings, Inc. 144A 6.250%, 5/15/26(1)	1,205	1,315
Springleaf Finance Corp. 7.750%, 10/1/21	415	451
Sprint Capital Corp. 8.750%, 3/15/32	970	1,177
Starwood Property Trust, Inc. 5.000%, 12/15/21	2,513	2,607
Terrier Media Buyer, Inc. 144A 8.875%, 12/15/27(1)	1,950	2,062
Teva Pharmaceutical Finance Co. B.V. 2.950%, 12/18/22	1,385	1,323
Transocean Pontus Ltd. 144A 6.125%, 8/1/25(1)	1,063	1,089
US Airways, Inc. Pass-Through-Trust 2012-2, B 6.750%, 6/3/21	2,307	2,421
USI, Inc. 144A 6.875%, 5/1/25(1)	1,150	1,175
		62,319

Health Care—10.2%
Bausch Health Americas, Inc. 144A 9.250%, 4/1/26(1)	2,640	3,032
Bausch Health Cos., Inc.
144A 5.875%, 5/15/23(1)	885	893
144A 9.000%, 12/15/25(1)	1,135	1,291
144A 5.750%, 8/15/27(1)	1,370	1,487
Centene Corp. 144A 5.375%, 6/1/26(1)	1,365	1,449
DaVita, Inc. 5.000%, 5/1/25	2,200	2,263
HCA Healthcare, Inc. 6.250%, 2/15/21	2,875	2,997
HCA, Inc.
5.250%, 4/15/25	2,955	3,303
7.500%, 11/15/95	455	530
IQVIA, Inc. 144A 5.000%, 10/15/26(1)	1,060	1,118
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	3,235	3,219
Select Medical Corp. 144A 6.250%, 8/15/26(1)	930	1,007
Teva Pharmaceutical Finance Netherlands III B.V.
6.000%, 4/15/24(2)	2,340	2,368
6.750%, 3/1/28(2)	2,325	2,360
WellCare Health Plans, Inc.
5.250%, 4/1/25	1,185	1,233
	Par Value	Value

Health Care—continued
144A 5.375%, 8/15/26(1)	$ 1,605	$ 1,709
		30,259

Industrials—7.5%
AECOM 5.875%, 10/15/24	725	802
Air Canada Pass-Through-Trust 2015-1, C 144A 5.000%, 3/15/20(1)	543	545
American Airlines Group, Inc. 144A 5.000%, 6/1/22(1)	3,320	3,473
Beacon Roofing Supply, Inc. 144A 4.875%, 11/1/25(1)	735	739
CSC Holdings LLC 144A 10.875%, 10/15/25(1)	3,030	3,386
Gates Global LLC 144A 6.250%, 1/15/26(1)	870	885
GFL Environmental, Inc. 144A 5.125%, 12/15/26(1)	186	196
KAR Auction Services, Inc. 144A 5.125%, 6/1/25(1)	1,680	1,747
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	835	875
Moog, Inc. 144A 4.250%, 12/15/27(1)	390	397
Tms International Holding Corp. 144A 7.250%, 8/15/25(1)	908	821
TransDigm UK Holdings plc 6.875%, 5/15/26	1,640	1,747
TransDigm, Inc. 7.500%, 3/15/27	2,125	2,324
Triumph Group, Inc. 144A 6.250%, 9/15/24(1)	570	599
Univar Solutions USA, Inc. 144A 5.125%, 12/1/27(1)	188	196
Vizient, Inc. 144A 6.250%, 5/15/27(1)	291	311
Wabash National Corp. 144A 5.500%, 10/1/25(1)	700	700
WESCO Distribution, Inc. 5.375%, 6/15/24	720	747
XPO Logistics, Inc. 144A 6.750%, 8/15/24(1)	1,570	1,706
		22,196

Information Technology—4.7%
Broadcom Corp. 3.625%, 1/15/24	1,175	1,217
Broadcom, Inc.
144A 4.250%, 4/15/26(1)	2,190	2,327
144A 4.750%, 4/15/29(1)	855	935
CommScope, Inc.
144A 5.500%, 3/1/24(1)	865	902
144A 5.500%, 6/15/24(1)	305	309
144A 8.250%, 3/1/27(1)	260	273
Dell International LLC
144A 6.020%, 6/15/26(1)	1,540	1,771
144A 5.300%, 10/1/29(1)	1,880	2,117
144A 8.100%, 7/15/36(1)	785	1,030
Micron Technology, Inc. 4.640%, 2/6/24	2,617	2,838
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Western Digital Corp. 4.750%, 2/15/26	$ 280	$ 292
		14,011

Materials—5.1%
Axalta Coating Systems LLC 144A 4.875%, 8/15/24(1)	2,270	2,349
Berry Global, Inc. 6.000%, 10/15/22	456	465
Big River Steel LLC 144A 7.250%, 9/1/25(1)	1,010	1,066
Blue Cube Spinco LLC 9.750%, 10/15/23	1,318	1,417
First Quantum Minerals Ltd.
144A 7.000%, 2/15/21(1)	421	422
144A 6.875%, 3/1/26(1)	710	719
Freeport-McMoRan, Inc.
3.550%, 3/1/22	1,277	1,293
4.550%, 11/14/24	700	740
OCI NV 144A 5.250%, 11/1/24(1)	1,200	1,245
Reynolds Group Issuer, Inc. 144A 5.125%, 7/15/23(1)	1,875	1,920
Summit Materials LLC
144A 5.125%, 6/1/25(1)	1,070	1,099
144A 6.500%, 3/15/27(1)	665	715
USG Corp. 144A 5.500%, 3/1/25(1)	825	827
Valvoline, Inc. 5.500%, 7/15/24	802	832
		15,109

Real Estate—2.9%
Brookfield Property REIT, Inc. 144A 5.750%, 5/15/26(1)	1,722	1,817
Crown Castle International Corp. 5.250%, 1/15/23	1,320	1,433
Howard Hughes Corp. (The) 144A 5.375%, 3/15/25(1)	2,332	2,431
iStar, Inc.
4.750%, 10/1/24	965	1,000
4.250%, 8/1/25	980	991
Realogy Group LLC
144A 5.250%, 12/1/21(1)	555	560
144A 9.375%, 4/1/27(1)	320	334
		8,566

Utilities—2.0%
NextEra Energy Operating Partners LP 144A 4.250%, 7/15/24(1)	2,730	2,843
Talen Energy Supply LLC
6.500%, 6/1/25	800	683
144A 7.250%, 5/15/27(1)	605	636
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(1)	800	846
	Par Value	Value

Utilities—continued
Vistra Operations Co. LLC 144A 5.625%, 2/15/27(1)	$ 815	$ 859
		5,867

Total Corporate Bonds and Notes (Identified Cost $269,252)		278,100

Leveraged Loans(4)—3.9%
Aerospace—0.3%
American Airlines, Inc. 2017, Tranche B (1 month LIBOR + 2.000%) 3.805%, 4/28/23	1,014	1,016
Chemicals—0.6%
Axalta Coating Systems US Holdings, Inc. Tranche B-3 (3 month LIBOR + 1.750%) 3.695%, 6/1/24	1,683	1,685
Energy—0.3%
Crestwood Holdings LLC (1 month LIBOR + 7.500%) 9.270%, 3/6/23	875	812
Financial—0.1%
Ditech Holding Corp. Tranche B (3 month PRIME + 0.000%) 6.000%, 6/30/22(3)(5)	436	176
Gaming / Leisure—0.7%
Eldorado Resorts, Inc. (1 month LIBOR + 2.250%) 4.047%, 4/17/24	459	459
Hilton Worldwide Finance LLC Tranche B-2 (1 month LIBOR + 1.750%) 0.000%, 6/22/26(6)	1,685	1,695
		2,154

Healthcare—0.5%
HCA, Inc. Tranche B-13 (1 month LIBOR + 1.750%) 3.549%, 3/18/26	1,461	1,469
Information Technology—0.5%
Dell International LLC Tranche B-1 (1 month LIBOR + 2.000%) 3.800%, 9/19/25	1,500	1,509
Media / Telecom - Telecommunications—0.9%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.750%) 4.549%, 1/31/25	1,309	1,313
Charter Communications Operating LLC Tranche B-2 (1 month LIBOR + 1.750%) 3.550%, 2/1/27	1,496	1,505
		2,818

Total Leveraged Loans (Identified Cost $11,854)		11,639

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Shares	Value
Preferred Stock—0.4%
Financials—0.4%
GMAC Capital Trust I Series 2, 7.695%	42,810	$ 1,115
Total Preferred Stock (Identified Cost $1,070)		1,115

Common Stock—0.0%
Energy—0.0%
Templar Energy LLC Class A(3)(7)	159,460	1
Total Common Stock (Identified Cost $5,605)		1

Warrants—0.0%
Energy—0.0%
SandRidge Energy, Inc.(7)	3,760	— (8)
SandRidge Energy, Inc.(7)	1,583	— (8)
		— (8)

Total Warrants (Identified Cost $0)		— (8)

Total Long-Term Investments—98.1% (Identified Cost $287,781)		290,855

Securities Lending Collateral—2.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(9)(10)	6,822,082	6,822
Total Securities Lending Collateral (Identified Cost $6,822)		6,822

TOTAL INVESTMENTS—100.4% (Identified Cost $294,603)		$297,677
Other assets and liabilities, net—(0.4)%		(1,326)
NET ASSETS—100.0%		$296,351

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $169,729 or 57.3% of net assets.
(2)	All or a portion of security is on loan.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Variable rate security. Rate disclosed is as of December 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(6)	This loan will settle after December 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(7)	Non-income producing.
(8)	Amount is less than $500.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(10)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	83%
Netherlands	5
Canada	4
Luxembourg	3
Ireland	2
Cayman Islands	1
United Kingdom	1
Other	1
Total	100%
† % of total investments as of December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$278,100	$ —	$277,947	$153
Leveraged Loans	11,639	—	11,463	176
Equity Securities:
Preferred Stock	1,115	1,115	—	—
Warrants	— (1)	— (1)	—	—
Common Stock	1	—	—	1
Securities Lending Collateral	6,822	6,822	—	—
Total Investments	$297,677	$7,937	$289,410	$330

(1)	Amount is less than $500.
Securities held by the Fund with an end of period value of $176 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2019.
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—92.1%
Communication Services—18.2%
Altice Financing S.A. 144A 6.625%, 2/15/23(1)	$1,465	$ 1,491
Altice France S.A. 144A 8.125%, 2/1/27(1)	1,535	1,729
AMC Networks, Inc. 4.750%, 12/15/22	1,440	1,453
C&W Senior Financing DAC 144A 7.500%, 10/15/26(1)	1,490	1,613
CCO Holdings LLC
5.750%, 1/15/24	288	293
144A 5.875%, 5/1/27(1)	2,220	2,348
144A 4.750%, 3/1/30(1)	395	403
CenturyLink, Inc.
6.750%, 12/1/23	1,850	2,065
7.500%, 4/1/24	1,310	1,477
Charter Communications Operating LLC 5.050%, 3/30/29	1,300	1,473
Cincinnati Bell, Inc. 144A 8.000%, 10/15/25(1)	650	689
Cogent Communications Group, Inc. 144A 5.375%, 3/1/22(1)	1,055	1,103
CSC Holdings LLC
144A 7.750%, 7/15/25(1)	720	768
144A 6.625%, 10/15/25(1)	1,125	1,194
144A 5.500%, 4/15/27(1)	1,140	1,224
144A 6.500%, 2/1/29(1)	1,680	1,873
Diamond Sports Group LLC
144A 5.375%, 8/15/26(1)	1,710	1,730
144A 6.625%, 8/15/27(1)(2)	606	589
DISH DBS Corp.
5.125%, 5/1/20	2,110	2,123
7.750%, 7/1/26	372	394
Embarq Corp. 7.995%, 6/1/36	287	304
Frontier Communications Corp. 144A 8.000%, 4/1/27(1)	2,025	2,116
Lamar Media Corp. 5.375%, 1/15/24	1,455	1,484
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(1)	2,080	2,205
Level 3 Financing, Inc.
5.375%, 8/15/22	1,118	1,122
5.375%, 5/1/25	755	781
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(1)	1,148	1,188
Netflix, Inc. 5.875%, 2/15/25	1,345	1,500
Quebecor Media, Inc. 5.750%, 1/15/23	463	503
Sprint Communications, Inc.
11.500%, 11/15/21	1,550	1,771
9.250%, 4/15/22	280	320
Sprint Corp.
7.875%, 9/15/23	1,300	1,434
7.625%, 2/15/25	1,345	1,476
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(1)	2,200	2,349
T-Mobile USA, Inc.
6.000%, 4/15/24	2,865	2,958
6.500%, 1/15/26	865	927
	Par Value	Value
Communication Services—continued
Trilogy International Partners LLC 144A 8.875%, 5/1/22(1)	$ 76	$ 71
ViacomCBS, Inc. 6.250%, 2/28/57	830	921
Videotron Ltd. 144A 5.375%, 6/15/24(1)	463	509
WMG Acquisition Corp.
144A 5.000%, 8/1/23(1)	600	614
144A 5.500%, 4/15/26(1)	405	426
Zayo Group LLC
6.375%, 5/15/25	495	510
144A 5.750%, 1/15/27(1)	500	508
Ziggo B.V. 144A 5.500%, 1/15/27(1)	2,950	3,134
		55,163

Consumer Discretionary—12.0%
Adient US LLC 144A 7.000%, 5/15/26(1)	1,435	1,564
American Axle & Manufacturing, Inc. 6.250%, 4/1/25	1,055	1,099
Asbury Automotive Group, Inc. 6.000%, 12/15/24	600	620
Boyd Gaming Corp. 6.000%, 8/15/26	1,105	1,187
Century Communities, Inc.
5.875%, 7/15/25	1,580	1,645
144A 6.750%, 6/1/27(1)	2,280	2,445
Dana, Inc. 5.375%, 11/15/27	280	288
Delphi Technologies plc 144A 5.000%, 10/1/25(1)	800	740
Eldorado Resorts, Inc.
6.000%, 4/1/25	985	1,037
6.000%, 9/15/26	620	683
Fiat Chrysler Automobiles NV 5.250%, 4/15/23	1,465	1,566
General Motors Co. 6.600%, 4/1/36	1,150	1,355
Graham Holdings Co. 144A 5.750%, 6/1/26(1)	880	939
Hilton Grand Vacations Borrower LLC 6.125%, 12/1/24	825	891
Hilton Worldwide Finance LLC 4.625%, 4/1/25	778	799
IAA, Inc. 144A 5.500%, 6/15/27(1)	535	568
J.B. Poindexter & Co., Inc. 144A 7.125%, 4/15/26(1)	1,115	1,176
Lennar Corp.
5.875%, 11/15/24	1,391	1,547
5.000%, 6/15/27	440	477
Liberty Interactive LLC 8.250%, 2/1/30	710	701
MGM Resorts International 7.750%, 3/15/22	1,080	1,204
New Red Finance, Inc. 144A 5.000%, 10/15/25(1)	1,545	1,595
Penske Automotive Group, Inc. 5.375%, 12/1/24	910	936
PulteGroup, Inc.
4.250%, 3/1/21	1,527	1,552
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—continued
5.500%, 3/1/26	$1,000	$ 1,118
7.875%, 6/15/32	400	514
Shea Homes LP
144A 5.875%, 4/1/23(1)	1,755	1,788
144A 6.125%, 4/1/25(1)	440	455
Six Flags Entertainment Corp. 144A 5.500%, 4/15/27(1)	960	1,024
Taylor Morrison Communities, Inc. 144A 5.750%, 1/15/28(1)	390	425
TRI Pointe Group, Inc. 5.875%, 6/15/24	2,840	3,089
William Carter Co. (The) 144A 5.625%, 3/15/27(1)	963	1,035
Wolverine World Wide, Inc. 144A 5.000%, 9/1/26(1)	131	133
		36,195

Consumer Staples—1.6%
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(1)	2,225	2,300
US Foods, Inc. 144A 5.875%, 6/15/24(1)	2,045	2,106
Vector Group Ltd. 144A 6.125%, 2/1/25(1)	440	433
		4,839

Energy—7.1%
Antero Midstream Partners LP 144A 5.750%, 3/1/27(1)	745	655
Apergy Corp. 6.375%, 5/1/26	1,147	1,210
Centennial Resource Production LLC 144A 6.875%, 4/1/27(1)	755	785
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	1,305	1,504
Endeavor Energy Resources LP 144A 5.500%, 1/30/26(1)	760	785
Ensign Drilling, Inc. 144A 9.250%, 4/15/24(1)	655	618
Glenn Pool Oil & Gas Trust 6.000%, 8/2/21(3)	165	163
Hilcorp Energy I LP 144A 6.250%, 11/1/28(1)	2,255	2,142
MEG Energy Corp.
144A 6.375%, 1/30/23(1)	440	441
144A 6.500%, 1/15/25(1)	1,385	1,441
Montage Resources Corp. 8.875%, 7/15/23	351	324
Murphy Oil Corp. 6.875%, 8/15/24	1,285	1,356
Nabors Industries, Inc. 5.750%, 2/1/25	725	652
Oceaneering International, Inc. 6.000%, 2/1/28	1,204	1,180
Parkland Fuel Corp. 144A 5.875%, 7/15/27(1)	1,515	1,621
Precision Drilling Corp. 7.750%, 12/15/23	300	299
Southwestern Energy Co. 7.750%, 10/1/27(2)	830	769
	Par Value	Value

Energy—continued
Transocean Proteus Ltd. 144A 6.250%, 12/1/24(1)	$ 921	$ 948
Transocean Sentry Ltd. 144A 5.375%, 5/15/23(1)	360	366
USA Compression Partners LP 6.875%, 4/1/26	878	922
Viper Energy Partners LP 144A 5.375%, 11/1/27(1)	1,120	1,165
Weatherford International Ltd. 144A 11.000%, 12/1/24(1)	365	395
WPX Energy, Inc.
8.250%, 8/1/23	680	782
5.250%, 10/15/27	875	923
		21,446

Financials—19.8%
Ally Financial, Inc.
7.500%, 9/15/20	2,750	2,846
5.125%, 9/30/24	1,380	1,522
5.750%, 11/20/25	2,345	2,623
8.000%, 11/1/31	1,225	1,700
Anheuser-Busch InBev Finance, Inc. 3.700%, 2/1/24	1,375	1,458
Ascent Resources Utica Holdings LLC 144A 10.000%, 4/1/22(1)	735	731
C&W Senior Financing DAC 144A 6.875%, 9/15/27(1)	800	855
Charter Communications Operating LLC 4.908%, 7/23/25	3,340	3,677
Cimpress plc 144A 7.000%, 6/15/26(1)	2,705	2,901
Comstock Resources, Inc. 9.750%, 8/15/26	17	15
Credit Acceptance Corp.
7.375%, 3/15/23	645	662
144A 5.125%, 12/31/24(1)	370	384
144A 6.625%, 3/15/26(1)	2,192	2,370
Dell International LLC
144A 7.125%, 6/15/24(1)	1,395	1,472
144A 8.350%, 7/15/46(1)	995	1,368
Ford Motor Credit Co. LLC 5.875%, 8/2/21	2,765	2,894
Hilcorp Energy I LP
144A 5.000%, 12/1/24(1)	175	169
144A 5.750%, 10/1/25(1)	3,015	2,940
ILFC E-Capital Trust I 144A 3.900%, 12/21/65(1)(4)	1,390	1,098
Ladder Capital Finance Holdings LLLP
144A 5.250%, 3/15/22(1)	770	800
144A 5.250%, 10/1/25(1)	580	602
Level 3 Financing, Inc.
5.125%, 5/1/23	620	624
144A 4.625%, 9/15/27(1)	855	875
MGIC Investment Corp. 5.750%, 8/15/23	980	1,083
MSCI, Inc. 144A 5.250%, 11/15/24(1)	292	300
Nationstar Mortgage Holdings, Inc.
144A 8.125%, 7/15/23(1)	810	857
144A 9.125%, 7/15/26(1)	1,355	1,501
Nationstar Mortgage LLC 6.500%, 7/1/21	1,317	1,320
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Financials—continued
Navient Corp. 8.000%, 3/25/20	$ 468	$ 473
Provident Funding Associates LP 144A 6.375%, 6/15/25(1)	2,020	1,980
Quicken Loans, Inc.
144A 5.750%, 5/1/25(1)	3,315	3,427
144A 5.250%, 1/15/28(1)	1,250	1,294
Radian Group, Inc.
4.500%, 10/1/24	1,453	1,537
4.875%, 3/15/27	1,420	1,495
Refinitiv US Holdings, Inc. 144A 6.250%, 5/15/26(1)	1,155	1,260
Silversea Cruise Finance Ltd. 144A 7.250%, 2/1/25(1)	587	621
Springleaf Finance Corp.
7.750%, 10/1/21	405	440
6.875%, 3/15/25	780	887
Sprint Capital Corp. 8.750%, 3/15/32	950	1,153
Starwood Property Trust, Inc. 5.000%, 12/15/21	1,660	1,722
Teva Pharmaceutical Finance Co. B.V. 2.950%, 12/18/22	1,315	1,256
Transocean Pontus Ltd. 144A 6.125%, 8/1/25(1)	1,047	1,073
US Airways, Inc. Pass-Through-Trust 2012-2, B 6.750%, 6/3/21	1,424	1,495
		59,760

Health Care—9.8%
AMN Healthcare, Inc. 144A 5.125%, 10/1/24(1)	760	787
Bausch Health Americas, Inc. 144A 9.250%, 4/1/26(1)	1,940	2,228
Bausch Health Cos., Inc.
144A 5.500%, 3/1/23(1)	639	642
144A 5.875%, 5/15/23(1)	829	836
144A 7.000%, 3/15/24(1)	900	936
144A 9.000%, 12/15/25(1)	1,035	1,177
144A 5.750%, 8/15/27(1)	1,330	1,443
144A 5.000%, 1/30/28(1)	195	200
144A 5.250%, 1/30/30(1)	195	202
Centene Corp.
6.125%, 2/15/24	590	612
144A 5.375%, 6/1/26(1)	1,345	1,427
Charles River Laboratories International, Inc. 144A 5.500%, 4/1/26(1)	900	968
DaVita, Inc. 5.000%, 5/1/25	3,255	3,349
HCA Healthcare, Inc. 6.250%, 2/15/21	2,660	2,773
HCA, Inc.
5.250%, 4/15/25	2,745	3,069
7.500%, 11/15/95	455	530
IQVIA, Inc. 144A 5.000%, 10/15/26(1)	995	1,050
MEDNAX, Inc. 144A 5.250%, 12/1/23(1)	1,045	1,069
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(1)	1,533	1,525
Select Medical Corp. 144A 6.250%, 8/15/26(1)	925	1,001
	Par Value	Value

Health Care—continued
Teva Pharmaceutical Finance Netherlands III B.V. 6.000%, 4/15/24(2)	$1,185	$ 1,199
WellCare Health Plans, Inc.
5.250%, 4/1/25	1,105	1,149
144A 5.375%, 8/15/26(1)	1,490	1,587
		29,759

Industrials—8.2%
AECOM 5.875%, 10/15/24	1,405	1,555
Air Canada Pass-Through-Trust 2015-1, C 144A 5.000%, 3/15/20(1)	490	492
Allison Transmission, Inc. 144A 5.000%, 10/1/24(1)	1,565	1,602
American Airlines Group, Inc. 144A 5.000%, 6/1/22(1)	3,095	3,238
Beacon Roofing Supply, Inc. 144A 4.875%, 11/1/25(1)	690	693
CSC Holdings LLC 144A 10.875%, 10/15/25(1)	2,877	3,215
Gates Global LLC 144A 6.250%, 1/15/26(1)	855	870
GFL Environmental, Inc. 144A 5.125%, 12/15/26(1)	185	195
Hilton Domestic Operating Co., Inc. 5.125%, 5/1/26	491	517
KAR Auction Services, Inc. 144A 5.125%, 6/1/25(1)	1,560	1,622
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	780	817
Moog, Inc. 144A 4.250%, 12/15/27(1)	390	397
Ritchie Bros. Auctioneers, Inc. 144A 5.375%, 1/15/25(1)	645	672
Sensata Technologies B.V. 144A 5.000%, 10/1/25(1)	470	511
Sensata Technologies UK Financing Co. plc 144A 6.250%, 2/15/26(1)	475	512
TransDigm UK Holdings plc 6.875%, 5/15/26	1,530	1,630
TransDigm, Inc. 7.500%, 3/15/27	2,015	2,204
Triumph Group, Inc. 144A 6.250%, 9/15/24(1)	550	578
Univar Solutions USA, Inc. 144A 5.125%, 12/1/27(1)	184	192
Vizient, Inc. 144A 6.250%, 5/15/27(1)	272	291
Wabash National Corp. 144A 5.500%, 10/1/25(1)	670	670
WESCO Distribution, Inc. 5.375%, 6/15/24	700	726
XPO Logistics, Inc. 144A 6.750%, 8/15/24(1)	1,460	1,586
		24,785

Information Technology—4.7%
Broadcom Corp. 3.625%, 1/15/24	1,140	1,180
Broadcom, Inc.
144A 4.250%, 4/15/26(1)	2,125	2,258
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Information Technology—continued
144A 4.750%, 4/15/29(1)	$ 835	$ 913
CommScope, Inc. 144A 5.500%, 3/1/24(1)	1,110	1,157
Dell International LLC
144A 6.020%, 6/15/26(1)	1,430	1,645
144A 5.300%, 10/1/29(1)	865	974
144A 8.100%, 7/15/36(1)	735	965
Gartner, Inc. 144A 5.125%, 4/1/25(1)	655	682
Micron Technology, Inc. 4.975%, 2/6/26	1,630	1,808
VeriSign, Inc. 5.250%, 4/1/25	1,320	1,455
Western Digital Corp. 4.750%, 2/15/26	1,130	1,178
		14,215

Materials—5.3%
Axalta Coating Systems LLC 144A 4.875%, 8/15/24(1)	3,035	3,141
Berry Global, Inc. 6.000%, 10/15/22	450	458
Big River Steel LLC 144A 7.250%, 9/1/25(1)	985	1,039
Blue Cube Spinco LLC 9.750%, 10/15/23	1,150	1,237
First Quantum Minerals Ltd. 144A 7.000%, 2/15/21(1)	403	404
Freeport-McMoRan, Inc.
3.550%, 3/1/22	1,209	1,224
3.875%, 3/15/23	1,460	1,487
4.550%, 11/14/24	705	745
OCI NV 144A 5.250%, 11/1/24(1)	640	664
Reynolds Group Issuer, Inc. 144A 5.125%, 7/15/23(1)	1,003	1,027
Steel Dynamics, Inc. 5.125%, 10/1/21	1,010	1,011
Summit Materials LLC
144A 5.125%, 6/1/25(1)	1,000	1,027
144A 6.500%, 3/15/27(1)	660	709
USG Corp. 144A 5.500%, 3/1/25(1)	775	777
Valvoline, Inc. 5.500%, 7/15/24	922	957
		15,907

Real Estate—3.8%
Brookfield Property REIT, Inc. 144A 5.750%, 5/15/26(1)	1,587	1,674
Crown Castle International Corp. 5.250%, 1/15/23	1,250	1,357
Equinix, Inc. 5.875%, 1/15/26	725	769
Howard Hughes Corp. (The) 144A 5.375%, 3/15/25(1)	2,260	2,356
iStar, Inc.
4.750%, 10/1/24	955	990
4.250%, 8/1/25	975	986
Realogy Group LLC 144A 5.250%, 12/1/21(1)	450	455
	Par Value	Value

Real Estate—continued
SBA Communications Corp.
4.000%, 10/1/22	$2,036	$ 2,074
4.875%, 9/1/24	905	939
		11,600

Utilities—1.6%
NextEra Energy Operating Partners LP 144A 4.250%, 7/15/24(1)	2,600	2,707
Talen Energy Supply LLC 144A 7.250%, 5/15/27(1)	580	610
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(1)	760	804
Vistra Operations Co. LLC 144A 5.625%, 2/15/27(1)	800	843
		4,964

Total Corporate Bonds and Notes (Identified Cost $268,742)		278,633

Leveraged Loans(4)—2.2%
Aerospace—0.3%
American Airlines, Inc. 2017, Tranche B (1 month LIBOR + 2.000%) 3.805%, 4/28/23	1,024	1,026
Energy—0.3%
Crestwood Holdings LLC (1 month LIBOR + 7.500%) 9.270%, 3/6/23	953	885
Financial—0.1%
Ditech Holding Corp. Tranche B (3 month PRIME + 0.000%) 6.000%, 6/30/22(3)(5)	439	177
Gaming / Leisure—0.1%
Eldorado Resorts, Inc. (1 month LIBOR + 2.250%) 4.047%, 4/17/24	452	452
Healthcare—0.5%
HCA, Inc. Tranche B-13 (1 month LIBOR + 1.750%) 3.549%, 3/18/26	1,432	1,438
Media / Telecom - Telecommunications—0.9%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.750%) 4.549%, 1/31/25	1,289	1,293
Charter Communications Operating LLC Tranche B-2 (1 month LIBOR + 1.750%) 3.550%, 2/1/27	1,396	1,405
		2,698

Total Leveraged Loans (Identified Cost $6,945)		6,676

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stock—0.0%
Energy—0.0%
Templar Energy LLC Class A(3)(6)	134,055	$ 1
Total Common Stock (Identified Cost $4,860)		1

Total Long-Term Investments—94.3% (Identified Cost $280,547)		285,310

Short-Term Investment—0.1%
Money Market Mutual Fund—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(7)	387,806	388
Total Short-Term Investment (Identified Cost $388)		388

Securities Lending Collateral—0.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(7)(8)	2,272,139	2,272
Total Securities Lending Collateral (Identified Cost $2,272)		2,272

TOTAL INVESTMENTS—95.2% (Identified Cost $283,207)		$287,970
Other assets and liabilities, net—4.8%		14,582
NET ASSETS—100.0%		$302,552

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $150,902 or 49.9% of net assets.
(2)	All or a portion of security is on loan.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Variable rate security. Rate disclosed is as of December 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(6)	Non-income producing.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	85%
Canada	5
Netherlands	4
Ireland	2
Luxembourg	1
Cayman Islands	1
United Kingdom	1
Other	1
Total	100%
† % of total investments as of December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$278,633	$ —	$278,470	$163
Leveraged Loans	6,676	—	6,499	177
Equity Securities:
Common Stock	1	—	—	1
Securities Lending Collateral	2,272	2,272	—	—
Money Market Mutual Fund	388	388	—	—
Total Investments	$287,970	$2,660	$284,969	$341
Securities held by the Fund with an end of period value of $177 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended December 31, 2019.
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—90.2%
Alabama—0.6%
Jefferson County, Sales Tax Revenue 5.000%, 9/15/33	$1,500	$ 1,796
Arizona—5.0%
Salt River Project Agricultural Improvement & Power District Revenue
5.000%, 1/1/30	1,750	2,312
5.000%, 1/1/32	7,235	9,463
5.000%, 12/1/32	3,020	3,558
		15,333

California—8.9%
California Infrastructure & Economic Development Bank Revenue 5.000%, 10/1/35	5,725	7,219
California Infrastructure & Economic Development Bank Revenue, Mandatory Put 4/1/20 1.705%, 4/1/38(2)	3,825	3,826
California, State of, General Obligation 5.000%, 4/1/37	4,000	4,603
East Bay Municipal Utility District Water System Revenue 5.000%, 6/1/33	1,940	2,416
Riverside Unified School District,
General Obligation 4.000%, 8/1/34	1,000	1,151
General Obligation 4.000%, 8/1/35	1,000	1,148
General Obligation 4.000%, 8/1/42	3,000	3,380
San Diego Association of Governments Revenue 5.000%, 11/15/25	1,000	1,181
Santa Monica-Malibu Unified School District,
General Obligation (Pre-Refunded 8/1/23 @ 100) 5.000%, 8/1/39	400	459
General Obligation (Pre-Refunded 8/1/23 @ 100) 5.000%, 8/1/43	1,500	1,719
		27,102

District of Columbia—1.1%
District of Columbia, General Obligation 5.000%, 6/1/31	2,825	3,446
Florida—1.0%
Greater Orlando Aviation Authority Revenue 5.000%, 10/1/25	2,500	2,980
Georgia—1.5%
Atlanta, City of, Water & Wastewater Revenue
5.000%, 11/1/31	1,000	1,244
5.000%, 11/1/35	2,585	3,187
		4,431

Hawaii—1.7%
Hawaii, State of,
General Obligation (Pre-Refunded 11/1/22 @ 100) 5.000%, 11/1/29	60	67
	Par Value	Value

Hawaii—continued
General Obligation (Pre-Refunded 11/1/22 @ 100) 5.000%, 11/1/29	$ 160	$ 177
General Obligation (Pre-Refunded 11/1/22 @ 100) 5.000%, 11/1/29	4,495	4,974
		5,218

Illinois—0.8%
Chicago O’Hare International Airport Revenue, Senior Lien 5.000%, 1/1/26	2,000	2,393
Louisiana—0.5%
New Orleans, City of, General Obligation 5.000%, 12/1/22	1,500	1,661
Maryland—6.0%
Anne Arundel County, General Obligation 5.000%, 10/1/30	3,615	4,411
Maryland, State of, General Obligation (Pre-Refunded 8/1/22 @ 100) 5.000%, 8/1/25	5,920	6,513
Montgomery County, General Obligation 5.000%, 11/1/27	3,000	3,516
Washington Suburban Sanitary Commission Revenue (CNTY GTD Insured) 5.000%, 6/15/30	3,000	3,734
		18,174

Minnesota—4.2%
Edina Independent School District No. 273, General Obligation (SD CRED PROG Insured) 5.000%, 2/1/30	4,700	5,562
Hennepin County, General Obligation 5.000%, 12/1/25	2,000	2,435
Minnesota, State of, General Obligation 5.000%, 8/1/29	4,000	4,770
		12,767

New York—6.8%
New York, City of, General Obligation 5.000%, 8/1/26	1,000	1,232
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000%, 2/1/30	6,400	6,892
New York City Transitional Finance Authority Future Tax Secured, Sales Tax Revenue 5.000%, 2/1/28	4,000	4,599
New York State Dormitory Authority,
Sales Tax Revenue 5.000%, 3/15/28	2,500	2,892
Sales Tax Revenue (Pre-Refunded 3/15/23 @ 100) 5.000%, 3/15/29	4,500	5,072
		20,687

North Carolina—1.2%
County of Mecklenburg, General Obligation 5.000%, 3/1/28	2,000	2,565
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

North Carolina—continued
North Carolina, State of, Build Revenue 5.000%, 5/1/22	$1,000	$ 1,090
		3,655

North Dakota—1.2%
North Dakota Public Finance Authority Revenue 5.000%, 10/1/28	3,000	3,513
Ohio—4.4%
Ohio, State of,
General Obligation 5.000%, 6/15/32	7,735	9,268
General Obligation 5.000%, 5/1/36	3,500	4,250
		13,518

Oregon—1.1%
Portland, Port of, Airport Revenue
5.000%, 7/1/26	750	907
5.000%, 7/1/30	1,000	1,200
Washington County School District No. 1 West Union, General Obligation (SCH BD GTY Insured) 5.000%, 6/15/31	1,000	1,234
		3,341

Pennsylvania—2.8%
Commonwealth of Pennsylvania, General Obligation 5.000%, 3/15/28	3,775	4,434
Philadelphia, City of, Airport Revenue
5.000%, 7/1/22	1,765	1,925
5.000%, 7/1/23	2,000	2,247
		8,606

Tennessee—1.9%
Tennessee, State of,
General Obligation 5.000%, 8/1/28	1,595	1,921
General Obligation 5.000%, 9/1/30	3,005	3,773
		5,694

Texas—18.0%
Dallas County Hospital District, General Obligation 5.000%, 8/15/28	3,880	4,897
Dallas, City of, Waterworks & Sewer System Revenue 5.000%, 10/1/31	6,845	8,295
Eagle Mountain & Saginaw Independent School District,
General Obligation (PSF-GTD Insured) 4.000%, 8/15/40	1,700	1,923
General Obligation (PSF-GTD Insured) 4.000%, 8/15/50	6,055	6,736
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/31	500	636
Northwest Independent School District,
General Obligation (PSF-GTD Insured) 5.000%, 2/15/27	2,600	3,067
	Par Value	Value

Texas—continued
General Obligation (PSF-GTD Insured) 5.000%, 2/15/28	$5,785	$ 6,798
Round Rock Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 8/1/26	6,240	7,689
San Antonio, City of, General Obligation 5.000%, 8/1/28	1,000	1,281
San Antonio, City of, Electric & Gas Systems Revenue 5.000%, 2/1/26	1,000	1,212
Texas Water Development Board Revenue 5.000%, 4/15/26	900	1,101
Texas, State of, General Obligation 5.000%, 8/1/27	5,425	6,261
Travis County, General Obligation 5.000%, 3/1/29	1,750	2,265
Trinity River Authority Central Regional Wastewater System Revenue
5.000%, 8/1/25	1,250	1,499
5.000%, 8/1/27	1,000	1,253
		54,913

Virginia—7.9%
County of Fairfax, General Obligation (State AID Withholding Insured) 5.000%, 10/1/25	2,580	3,135
County of Henrico, General Obligation (State AID Withholding Insured) 5.000%, 8/1/26	3,165	3,922
County of Loudoun, General Obligation (State AID Withholding Insured) 5.000%, 12/1/27	2,405	3,071
Virginia College Building Authority Revenue 5.000%, 2/1/29	4,750	5,732
Virginia Resources Authority Revenue 5.000%, 10/1/29	6,920	8,310
		24,170

Washington—12.9%
Energy Northwest Revenue
5.000%, 7/1/33	1,570	1,929
5.000%, 7/1/34	8,000	9,362
Seattle, City of, Drainage & Wastewater Revenue 4.000%, 4/1/36	5,000	5,573
Seattle, City of, Washington Municipal Light & Power Revenue
5.000%, 4/1/25	3,450	4,118
5.000%, 4/1/26	3,875	4,732
Washington, State of,
General Obligation 5.000%, 6/1/29	1,250	1,529
General Obligation 5.000%, 2/1/30	5,000	6,004
General Obligation 5.000%, 6/1/33	500	612
General Obligation 5.000%, 6/1/36	1,000	1,213
General Obligation (Pre-Refunded 8/1/21 @ 100) 5.000%, 8/1/24	3,880	4,116
		39,188

See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

	Wisconsin—0.7%
Wisconsin, State of, General Obligation 4.000%, 5/1/30	$1,895	$ 2,200
	Total Municipal Bonds (Identified Cost $268,041)	274,786

	Total Long-Term Investments—90.2% (Identified Cost $268,041)	274,786

	TOTAL INVESTMENTS—90.2% (Identified Cost $268,041)	$274,786
	Other assets and liabilities, net—9.8%	29,823
	NET ASSETS—100.0%	$304,609
Abbreviations:
CNTY GTD	County Guarantee Program
PSF-GTD	Permanent School Fund Guarantee Program
SCH BD GTY	School Bond Guaranty
SD CRED PROG	State Credit Enhancement Program

Footnote Legend:
(1)	At December 31, 2019, 17.1% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the insurers concentration exceeds 10% of the Fund’s net assets.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$274,786	$274,786
Total Investments	$274,786	$274,786
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Short-Term Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—67.8%
U.S. Treasury Note
1.250%, 3/31/21	$ 660	$ 657
1.125%, 7/31/21	1,717	1,704
1.875%, 1/31/22	1,114	1,120
1.750%, 5/31/22	1,378	1,383
2.000%, 10/31/22	680	687
Total U.S. Government Securities (Identified Cost $5,479)		5,551

Mortgage-Backed Securities—12.7%
Agency—7.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates KJ27, A1 2.092%, 7/25/24	360	358
Federal National Mortgage Association
Pool #AN0853 2.465%, 12/1/21	47	47
Pool #BM6007 2.473%, 5/1/23	243	245
		650

Non-Agency—4.8%
COMM Mortgage Trust
2012-CR2, A3 144A 2.841%, 8/15/45(1)	100	101
2012-CR5, A3 2.540%, 12/10/45	80	81
FRESB Mortgage Trust 2016-SB17, A5H 2.160%, 5/25/36(2)	108	108
GS Mortgage Securities Corp. II 2012-BWTR, A 144A 2.954%, 11/5/34(1)	100	101
		391

Total Mortgage-Backed Securities (Identified Cost $1,042)		1,041

Asset-Backed Securities—5.1%
Automobiles—2.5%
BMW Vehicle Owner Trust 2019-A, A3 1.920%, 1/25/24	100	100
Mercedes-Benz Master Owner Trust 2019-BA, A 144A 2.610%, 5/15/24(1)	100	101
		201

Credit Card—2.6%
Citibank Credit Card Issuance Trust 2018-A1, A1 2.490%, 1/20/23	100	101
Discover Card Execution Note Trust 2019-A3, A 1.890%, 10/15/24	65	65
World Financial Network Credit Card Master Trust 2016-A, M 2.330%, 4/15/25	50	50
		216

Total Asset-Backed Securities (Identified Cost $415)		417

	Par Value	Value

Corporate Bonds and Notes—13.4%
Communication Services—0.6%
AT&T, Inc. (3 month LIBOR + 1.180%) 3.067%, 6/12/24(2)	$ 48	$ 49
Consumer Discretionary—2.5%
Daimler Finance North America LLC 144A 3.000%, 2/22/21(1)	200	202
Consumer Staples—1.7%
Walmart, Inc. 2.850%, 6/23/20	135	136
Financials—4.7%
Citigroup, Inc. 2.650%, 10/26/20	76	76
Goldman Sachs Bank USA 3.200%, 6/5/20	95	95
New York Life Global Funding 144A 3.250%, 8/6/21(1)	80	82
PACCAR Financial Corp. 2.800%, 3/1/21	86	87
Truist Bank 2.800%, 5/17/22	41	42
		382

Health Care—2.2%
AbbVie, Inc. 144A 2.300%, 11/21/22(1)	79	79
Bristol-Myers Squibb Co. 144A 2.600%, 5/16/22(1)	104	106
		185

Utilities—1.7%
Dominion Energy, Inc. 2.579%, 7/1/20	140	140
Total Corporate Bonds and Notes (Identified Cost $1,083)		1,094

Total Long-Term Investments—99.0% (Identified Cost $8,019)		8,103

TOTAL INVESTMENTS—99.0% (Identified Cost $8,019)		$8,103
Other assets and liabilities, net—1.0%		85
NET ASSETS—100.0%		$8,188

Abbreviations:
GS	Goldman Sachs & Co.
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Short-Term Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $772 or 9.4% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 417	$ 417
Corporate Bonds and Notes	1,094	1,094
Mortgage-Backed Securities	1,041	1,041
U.S. Government Securities	5,551	5,551
Total Investments	$8,103	$8,103
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements

Seix Short-Term Municipal Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—89.2%
California—16.6%
California Infrastructure & Economic Development Bank Revenue, Mandatory Put 4/1/20 1.705%, 4/1/38(2)	$1,250	$ 1,250
California Municipal Finance Authority, Bowles Hall Foundation Revenue, 4.000%, 6/1/21	200	207
San Diego Association of Governments Revenue 5.000%, 11/15/25	500	591
		2,048

Florida—4.8%
Greater Orlando Aviation Authority Revenue 5.000%, 10/1/25	500	596
Georgia—7.0%
Georgia, State of, General Obligation 5.000%, 2/1/24	750	867
Louisiana—4.5%
New Orleans, City of, General Obligation 5.000%, 12/1/22	500	554
Missouri—4.8%
St Louis, City of, Lambert International Airport Revenue 5.000%, 7/1/25	500	598
New York—7.8%
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000%, 8/1/22	665	732
New York City Water & Sewer System Revenue 5.000%, 6/15/25	200	229
		961

North Carolina—7.5%
North Carolina, State of, Build Revenue 5.000%, 5/1/22	350	381
Wake County, General Obligation 5.000%, 3/1/22	500	542
		923

Texas—24.2%
Austin Convention Enterprises, Inc., Convention Center Hotel Revenue 5.000%, 1/1/22	300	321
Houston Independent School District, General Obligation (PSF-GTD Insured) 2.250%, 6/1/39(2)	500	513
North Texas Tollway Authority,
Toll Highway Revenue 5.000%, 1/1/25	625	693
Toll Highway Revenue 5.000%, 1/1/26	500	555
	Par Value	Value

Texas—continued
Texas Water Development Board Revenue 5.000%, 4/15/26	$ 250	$ 306
Texas, State of, Tax and Revenue Anticipation Notes 4.000%, 8/27/20	600	611
		2,999

Utah—2.5%
University of Utah Revenue 5.000%, 8/1/26	250	308
Washington—9.5%
Energy Northwest, Project 3 Electric Revenue 5.000%, 7/1/24	500	584
Seattle, City of, Washington Municipal Light & Power Revenue 5.000%, 4/1/25	500	597
		1,181

Total Municipal Bonds (Identified Cost $10,888)		11,035

Total Long-Term Investments—89.2% (Identified Cost $10,888)		11,035

	Shares
Short-Term Investment—10.6%
Money Market Mutual Fund—10.6%
Dreyfus AMT-Free Tax Exempt Cash Management (seven-day effective yield 1.290%)(3)	1,303,296	1,303
Total Short-Term Investment (Identified Cost $1,303)		1,303

TOTAL INVESTMENTS—99.8% (Identified Cost $12,191)		$12,338
Other assets and liabilities, net—0.2%		30
NET ASSETS—100.0%		$12,368

Abbreviation:
PSF-GTD	Permanent School Fund Guarantee Program

Footnote Legend:
(1)	At December 31, 2019, 4.2% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Short-Term Municipal Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$11,035	$ —	$11,035
Money Market Mutual Fund	1,303	1,303	—
Total Investments	$12,338	$1,303	$11,035
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—41.4%
U.S. Treasury Bond 2.250%, 8/15/49	$ 27,356	$ 26,505
U.S. Treasury Note
1.250%, 3/31/21	3,809	3,791
2.750%, 8/15/21(1)	5,850	5,956
1.750%, 5/31/22	15,037	15,089
2.375%, 1/31/23	6,093	6,228
2.750%, 7/31/23	1,794	1,862
2.500%, 1/31/24	40,545	41,846
1.750%, 11/15/29	25,868	25,457
Total U.S. Government Securities (Identified Cost $126,472)		126,734

Mortgage-Backed Securities—39.0%
Agency—34.7%
Federal Home Loan Mortgage Corp.
Pool #C04123 4.000%, 7/1/42	825	886
Pool #G60019 4.500%, 3/1/44	854	923
Pool #Q31645 4.000%, 2/1/45	2,501	2,631
Pool #Q35611 4.000%, 9/1/45	2,945	3,112
Pool #V81992 4.000%, 10/1/45	2,656	2,816
Pool #G60661 4.000%, 7/1/46	3,515	3,717
Pool #Q42921 3.500%, 9/1/46	2,709	2,861
Pool #ZM5226 3.500%, 12/1/47	2,721	2,849
Pool #Q53881 4.500%, 1/1/48	3,099	3,352
Pool #Q54813 3.500%, 3/1/48	957	994
Pool #Q61115 4.000%, 1/1/49	1,850	1,926
Pool #Q61677 4.000%, 2/1/49	3,603	3,786
Pool #Q61680 4.000%, 2/1/49	3,363	3,546
Pool #QA0108 3.500%, 6/1/49	4,143	4,269
Pool #QA3079 3.500%, 10/1/49	1,156	1,200
Pool #SD8025 3.500%, 11/1/49	5,608	5,770
Pool #SD0164 3.500%, 12/1/49	7,348	7,631
Pool #SD0176 3.500%, 12/1/49	2,082	2,145
Federal National Mortgage Association
Pool #FM1039 3.500%, 4/1/39	2,620	2,715
Pool #AL7497 3.500%, 9/1/40	1,721	1,795
Pool #AW8154 3.500%, 1/1/42	984	1,037
Pool #AS9571 3.500%, 5/1/42	5,014	5,279
	Par Value	Value

Agency—continued
Pool #CA2629 4.000%, 11/1/43	$ 1,787	$ 1,870
Pool #CA4144 3.000%, 9/1/44	2,716	2,766
Pool #BE5050 4.000%, 9/1/45	3,092	3,290
Pool #AZ9213 4.000%, 10/1/45	804	856
Pool #AS6515 4.000%, 1/1/46	1,037	1,099
Pool #BE7213 4.000%, 4/1/47	24	25
Pool #BE3774 4.000%, 7/1/47	1,576	1,657
Pool #BH7587 4.500%, 8/1/47	703	743
Pool #BH7058 3.500%, 12/1/47	2,720	2,825
Pool #BH9277 3.500%, 2/1/48	169	176
Pool #BJ0650 3.500%, 3/1/48	362	376
Pool #BN0636 4.000%, 9/1/48	1,983	2,065
Pool #BN4050 4.000%, 1/1/49	748	778
Pool #BN8510 3.500%, 5/1/49	1,118	1,152
Pool #BO2843 3.500%, 10/1/49	1,525	1,579
Pool #BO3024 3.500%, 10/1/49	2,686	2,810
Pool #BO4386 3.500%, 11/1/49	4,401	4,551
Government National Mortgage Association
Pool #MA4262 3.500%, 2/20/47	628	652
Pool #MA4586 3.500%, 7/20/47	3,303	3,430
Pool #MA5019 3.500%, 2/20/48	1,294	1,343
Pool #MA5596 4.500%, 11/20/48	1,400	1,470
Pool #MA5652 4.500%, 12/20/48	523	549
Pool #MA5819 5.000%, 3/20/49	1,154	1,214
Pool #MA6284 3.500%, 11/20/49	3,597	3,726
		106,242

Non-Agency—4.3%
BB-UBS Trust 2012-SHOW, B 144A 3.882%, 11/5/36(2)	1,465	1,526
Century Plaza Towers 2019-CPT, B 144A 2.997%, 11/13/39(2)(3)	1,600	1,606
Goldman Sachs Mortgage Securities Trust 2005-ROCK, A 144A 5.366%, 5/3/32(2)	1,445	1,642
MAD Mortgage Trust 2017-330M, A 144A 3.188%, 8/15/34(2)(3)	635	649
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
Morgan Stanley Capital I Trust
2014-CPT, AM 144A 3.402%, 7/13/29(2)(3)	$ 2,530	$ 2,560
2014-150E, A 144A 3.912%, 9/9/32(2)	1,175	1,238
Wells Fargo Commercial Mortgage Trust 2013-BTC, A 144A 3.544%, 4/16/35(2)	1,320	1,366
WFRBS Commercial Mortgage Trust 2012-C10, AS 3.241%, 12/15/45	2,510	2,556
		13,143

Total Mortgage-Backed Securities (Identified Cost $117,741)		119,385

Asset-Backed Securities—4.6%
Automobiles—0.4%
Nissan Master Owner Trust Receivables 2019-A, A (1 month LIBOR + 0.560%) 2.300%, 2/15/24(3)	1,395	1,400
Credit Card—3.2%
Cabela’s Credit Card Master Note Trust 2015-2, A2 (1 month LIBOR + 0.670%) 2.410%, 7/17/23(3)	940	942
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%) 2.536%, 5/15/28(3)	2,584	2,529
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month LIBOR + 0.770%) 2.510%, 5/14/29(3)	1,915	1,901
Discover Card Execution Note Trust 2017-A5, A5 (1 month LIBOR + 0.600%) 2.340%, 12/15/26(3)	2,365	2,375
World Financial Network Credit Card Master Trust 2019-A, A 3.140%, 12/15/25	2,085	2,129
		9,876

Other—1.0%
Five Guys Funding LLC 2017-1A, A2 144A 4.600%, 7/25/47(2)	983	1,019
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(2)	1,975	1,977
		2,996

Total Asset-Backed Securities (Identified Cost $14,147)		14,272

Corporate Bonds and Notes—14.3%
Communication Services—0.5%
Comcast Corp. 2.650%, 2/1/30	1,528	1,532
Consumer Staples—0.4%
Walmart, Inc. 3.700%, 6/26/28	1,138	1,254
	Par Value	Value

Energy—2.8%
Baker Hughes a GE Co. LLC 4.080%, 12/15/47	$ 891	$ 911
Boardwalk Pipelines LP 4.450%, 7/15/27	324	335
Enterprise Products Operating LLC 5.375%, 2/15/78	907	901
Occidental Petroleum Corp. 4.400%, 8/15/49	934	962
Schlumberger Holdings Corp. 144A 3.900%, 5/17/28(2)	1,784	1,898
Shell International Finance B.V. 1.750%, 9/12/21	968	967
TechnipFMC plc 3.450%, 10/1/22	243	248
Transcanada Trust 5.300%, 3/15/77	138	142
Woodside Finance Ltd. 144A 4.600%, 5/10/21(2)	2,086	2,135
		8,499

Financials—6.9%
Bank of America Corp. 3.366%, 1/23/26	568	594
British Airways plc Pass-Through-Trust 2018-1, AA 144A 3.800%, 9/20/31(2)	572	606
Citigroup, Inc. 3.980%, 3/20/30	1,236	1,351
Credit Suisse AG 2.100%, 11/12/21	1,250	1,256
Fifth Third Bank 2.200%, 10/30/20	1,428	1,430
JPMorgan Chase & Co.
3.207%, 4/1/23	1,100	1,126
2.301%, 10/15/25	840	838
3.540%, 5/1/28	804	853
Lazard Group LLC 4.375%, 3/11/29	887	966
Morgan Stanley
3.875%, 4/29/24	579	616
3.591%, 7/22/28	606	644
3.971%, 7/22/38	696	771
Nationwide Financial Services, Inc.
144A 5.375%, 3/25/21(2)	1,746	1,813
144A 3.900%, 11/30/49(2)	1,398	1,452
Santander UK Group Holdings plc 3.373%, 1/5/24	861	882
Travelers Cos., Inc. (The) 4.050%, 3/7/48	927	1,054
Truist Financial Corp. 4.000%, 5/1/25	2,196	2,379
United Airlines Pass-Through-Trust 2016-1, A 3.450%, 7/7/28	322	328
US Bank NA 2.050%, 10/23/20	1,636	1,638
Wells Fargo & Co. 3.069%, 1/24/23	444	453
		21,050

See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Health Care—0.8%
AbbVie, Inc. 144A 4.250%, 11/21/49(2)	$ 1,476	$ 1,553
Bristol-Myers Squibb Co. 144A 4.250%, 10/26/49(2)	375	444
CommonSpirit Health 4.187%, 10/1/49	522	520
		2,517

Industrials—0.6%
ERAC USA Finance LLC 144A 5.250%, 10/1/20(2)	1,149	1,177
General Dynamics Corp. 3.375%, 5/15/23	574	599
		1,776

Information Technology—0.5%
Corning, Inc. 5.450%, 11/15/79	1,392	1,520
Materials—1.1%
Barrick PD Australia Finance Pty Ltd. 5.950%, 10/15/39	1,319	1,669
Newmont Goldcorp Corp. 6.250%, 10/1/39	1,022	1,351
Packaging Corporation of America 4.050%, 12/15/49	422	437
		3,457

Utilities—0.7%
Cheniere Corpus Christi Holdings LLC 144A 3.700%, 11/15/29(2)	1,346	1,373
Duke Energy Corp. 3.750%, 9/1/46	756	779
		2,152

Total Corporate Bonds and Notes (Identified Cost $41,257)		43,757

Total Long-Term Investments—99.3% (Identified Cost $299,617)		304,148

Value

TOTAL INVESTMENTS—99.3% (Identified Cost $299,617)	$304,148
Other assets and liabilities, net—0.7%	2,062
NET ASSETS—100.0%	$306,210

Abbreviations:
CDX.NA.HY	Credit Default Swap National Association High Yield
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	All or a portion of the security is segregated as collateral for open swap contracts.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $26,034 or 8.5% of net assets.
(3)	Variable rate security. Rate disclosed is as of December 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Counterparties:
ICE	Intercontinental Exchange
JPM	JPMorgan Chase Bank N.A.
Centrally Cleared credit default swaps - buy protection(1) outstanding as of December 31, 2019 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
CDX.NA.HY.32	Quarterly	ICE	5.000%	06/20/24	(33,707) USD	$(3,388)	$(2,044)	$—	$(1,344)
Total						$(3,388)	$(2,044)	$—	$(1,344)

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
Over-the-counter credit default swaps - buy protection(1) outstanding as of December 31, 2019 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Westpac Banking Corp.	Quarterly	JPM	1.000%	12/20/24	(17,160) USD	$(547)	$(531)	$—	$(16)
Total						$(547)	$(531)	$—	$(16)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 14,272	$ 14,272
Corporate Bonds and Notes	43,757	43,757
Mortgage-Backed Securities	119,385	119,385
U.S. Government Securities	126,734	126,734
Total Assets	304,148	304,148
Liabilities:
Other Financial Instruments:
Centrally Cleared Credit Default Swaps	(3,388)	(3,388)
Over-the-Counter Credit Default Swaps	(547)	(547)
Total Liabilities	(3,935)	(3,935)
Total Investments	$300,213	$300,213
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—6.6%
U.S. Treasury Bill
0.000%, 1/16/20	$20,000	$ 19,989
0.000%, 2/20/20	40,000	39,917
Total U.S. Government Securities (Identified Cost $59,904)		59,906

Mortgage-Backed Securities—88.6%
Agency—88.6%
Federal Home Loan Mortgage Corp.
Pool #848744 (12 month LIBOR + 1.789%) 4.262%, 5/1/34(1)	6,824	7,157
Pool #848736 (12 month LIBOR + 1.750%) 4.243%, 5/1/35(1)	10,099	10,591
Pool #848747 (12 month LIBOR + 1.863%) 4.498%, 7/1/36(1)	5,658	5,949
Pool #1Q1195 (12 month LIBOR + 1.620%) 4.460%, 5/1/37(1)	4,075	4,260
Pool #848796 (12 month LIBOR + 1.814%) 4.641%, 5/1/37(1)	10,662	11,219
Pool #1Q1420 (12 month LIBOR + 1.864%) 4.451%, 9/1/39(1)	4,855	5,132
Pool #2B3257 (12 month LIBOR + 1.630%) 3.172%, 10/1/44(1)	3,584	3,648
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
K017, A2 2.873%, 12/25/21	1,865	1,888
KS05, A (1 month LIBOR + 0.500%) 2.197%, 1/25/23(1)	5,760	5,753
KF15, A (1 month LIBOR + 0.670%) 2.367%, 2/25/23(1)	2,257	2,254
KF22, A (1 month LIBOR + 0.500%) 2.197%, 7/25/23(1)	2,772	2,769
KF29, A (1 month LIBOR + 0.360%) 2.057%, 2/25/24(1)	12,044	11,993
KJ27, A1 2.092%, 7/25/24	4,992	4,968
W5FL, AFL (1 month LIBOR + 0.220%) 1.917%, 5/25/25(1)	1,227	1,220
KL3W, AFLW (1 month LIBOR + 0.450%) 2.147%, 8/25/25(1)	9,285	9,295
KL4L, ACR (1 month LIBOR + 0.500%) 2.197%, 11/25/25(1)	5,211	5,199
X3FL, AFL (1 month LIBOR + 0.240%) 1.937%, 3/25/27(1)	1,128	1,110
4203, PF (1 month LIBOR + 0.250%) 1.990%, 9/15/42(1)	12,761	12,695
Federal Home Loan Mortgage Corp. REMIC
2781, FA (1 month LIBOR + 0.350%) 2.090%, 4/15/34(1)	5,216	5,194
2796, F (1 month LIBOR + 0.500%) 2.240%, 5/15/34(1)	3,288	3,294
4057, CF (1 month LIBOR + 0.450%) 2.190%, 4/15/39(1)	3,870	3,878
3820, FA (1 month LIBOR + 0.350%) 2.090%, 3/15/41(1)	12,859	12,813
3990, GF (1 month LIBOR + 0.400%) 2.140%, 3/15/41(1)	5,829	5,847
Federal National Mortgage Association
Pool #AM3610 1.780%, 6/1/20	2,888	2,885
	Par Value	Value

Agency—continued
Pool #AM4069 2.920%, 8/1/20	$ 975	$ 975
Pool #465872 4.150%, 8/1/20	850	848
2013-M13, APT 2.447%, 9/25/20(1)	1,797	1,795
Pool #AE0918 3.666%, 10/1/20	202	202
Pool #AL4705 2.985%, 11/1/20	651	655
2012-M13, A2 2.377%, 5/25/22	1,907	1,922
Pool #AM9651 (1 month LIBOR + 0.300%) 1.997%, 8/1/22(1)	14,002	13,988
Pool #AN3414 (1 month LIBOR + 0.600%) 2.297%, 1/1/23(1)	3,497	3,478
2016-M3, ASQ2 2.263%, 2/25/23	933	931
2013-M10, AFL (1 month LIBOR + 0.300%) 2.092%, 6/25/23(1)	4,081	4,076
Pool #109518 (1 month LIBOR + 0.320%) 2.017%, 9/1/23(1)	17,020	17,041
Pool #109523 (1 month LIBOR + 0.320%) 2.017%, 9/1/23(1)	21,760	21,787
Pool #AN1582 (1 month LIBOR + 0.440%) 2.137%, 9/1/23(1)	14,449	14,468
2016-M9, FA (1 month LIBOR + 0.590%) 2.323%, 9/25/23(1)	8,892	8,895
Pool #BL0422 (1 month LIBOR + 0.370%) 2.067%, 11/1/23(1)	21,000	21,032
2016-M13, FA (1 month LIBOR + 0.670%) 2.516%, 11/25/23(1)	4,395	4,395
Pool #AN3845 (1 month LIBOR + 0.540%) 2.325%, 12/1/23(1)	15,704	15,690
Pool #AN4364 (1 month LIBOR + 0.590%) 2.287%, 1/1/24(1)	2,941	2,946
Pool #AN4300 (1 month LIBOR + 0.560%) 2.345%, 1/1/24(1)	13,972	13,960
2017-M2, FA (1 month LIBOR + 0.530%) 2.376%, 2/25/24(1)	4,817	4,809
2017-M11, FA (1 month LIBOR + 0.470%) 2.316%, 9/25/24(1)	4,502	4,505
2015-M14, FA (1 month LIBOR + 0.620%) 2.412%, 10/25/25(1)	6,448	6,459
Pool #BL4613 (1 month LIBOR + 0.660%) 2.357%, 9/1/26(1)	8,700	8,673
Pool #AN3661 (1 month LIBOR + 0.580%) 2.277%, 11/1/26(1)	2,933	2,947
Pool #AD0064 (6 month LIBOR + 1.547%) 3.851%, 1/1/35(1)	2,594	2,683
Pool #AL2202 (12 month LIBOR + 1.709%) 4.551%, 6/1/36(1)	2,988	3,128
Pool #AL0960 (12 month LIBOR + 1.690%) 4.161%, 7/1/37(1)	5,655	5,921
Pool #AL0270 (12 month LIBOR + 1.686%) 4.390%, 8/1/38(1)	2,347	2,464
Pool #AL6516 (12 month LIBOR + 1.752%) 4.332%, 4/1/40(1)	4,483	4,722
Pool #AE0544 (12 month LIBOR + 1.745%) 3.824%, 11/1/40(1)	3,088	3,233
Pool #AL7812 (12 month LIBOR + 1.729%) 3.910%, 11/1/40(1)	7,660	8,022
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #AL7477 (12 month LIBOR + 1.797%) 4.097%, 12/1/40(1)	$ 3,442	$ 3,627
Pool #AL0323 (12 month LIBOR + 1.815%) 4.693%, 6/1/41(1)	3,181	3,332
Pool #AL8796 (12 month LIBOR + 1.815%) 4.561%, 9/1/41(1)	10,346	10,834
Pool #AL8872 (12 month LIBOR + 1.797%) 4.357%, 7/1/42(1)	15,181	15,926
Pool #BM4557 (12 month LIBOR + 1.755%) 4.206%, 5/1/45(1)	5,063	5,229
Pool #BO7214 (U.S. Treasury Yield Curve CMT 1 year + 1.525%) 2.530%, 7/1/47(1)	8,235	8,284
Pool #BO6296 (U.S. Treasury Yield Curve CMT 1 year + 1.525%) 2.994%, 7/1/47(1)	2,217	2,243
Pool #BM1805 (12 month LIBOR + 1.602%) 2.823%, 9/1/47(1)	24,047	24,358
Pool #CA4499 (12 month LIBOR + 1.600%) 2.815%, 9/1/48(1)	9,628	9,747
Pool #BM4556 (12 month LIBOR + 1.599%) 3.292%, 10/1/48(1)	14,912	15,135
Pool #BO7215 (U.S. Treasury Yield Curve CMT 1 year + 1.650%) 3.146%, 4/1/49(1)	2,445	2,493
Pool #BO7216 (U.S. Treasury Yield Curve CMT 1 year + 1.650%) 2.854%, 5/1/49(1)	1,195	1,207
Federal National Mortgage Association REMIC
2011-62, LF (1 month LIBOR + 0.400%) 2.192%, 1/25/32(1)	9,944	9,924
2013-62, FQ (1 month LIBOR + 0.250%) 2.042%, 9/25/32(1)	7,226	7,216
2018-92, AF (1 month LIBOR + 0.400%) 2.192%, 5/25/33(1)	10,064	10,043
2016-32, FA (1 month LIBOR + 0.400%) 2.192%, 10/25/34(1)	16,256	16,222
2005-17, FA (1 month LIBOR + 0.300%) 2.092%, 3/25/35(1)	7,811	7,792
2005-74, NA (1 month LIBOR + 0.420%) 2.212%, 5/25/35(1)	13,100	13,109
2005-58, KF (1 month LIBOR + 0.500%) 2.292%, 7/25/35(1)	4,895	4,903
2018-96, FC (1 month LIBOR + 0.450%) 2.242%, 10/25/35(1)	10,959	10,985
2006-63, FD (1 month LIBOR + 0.450%) 2.242%, 7/25/36(1)	5,967	5,967
2006-113, NF (1 month LIBOR + 0.350%) 2.142%, 9/25/36(1)	5,130	5,114
2007-106, FN (1 month LIBOR + 0.590%) 2.382%, 11/25/37(1)	5,697	5,708
2011-117, PF (1 month LIBOR + 0.350%) 2.142%, 7/25/39(1)	3,528	3,524
2010-137, WB 4.498%, 7/25/40(1)	2,263	2,336
2012-71, FP (1 month LIBOR + 0.350%) 2.142%, 3/25/41(1)	6,051	6,035
2013-34, PF (1 month LIBOR + 0.350%) 2.142%, 8/25/42(1)	8,298	8,289
2013-58, FY (1 month LIBOR + 0.250%) 2.042%, 2/25/43(1)	5,425	5,385
	Par Value	Value

Agency—continued
FRESB Mortgage Trust
2016-SB16, A5F 1.830%, 4/25/21(1)	$ 3,577	$ 3,568
2016-SB15, A7F 2.190%, 3/25/23(1)	1,184	1,183
2015-SB6, A5 2.270%, 9/25/35(1)	6,499	6,497
2015-SB9, A5 (1 month LIBOR + 0.700%) 2.430%, 11/25/35(1)	28,643	28,716
2016-SB13, A5H 2.060%, 1/25/36(1)	19,018	18,964
2016-SB18, A5H (1 month LIBOR + 2.110%) 2.110%, 5/25/36(1)	11,592	11,563
2016-SB16, A5H 2.130%, 5/25/36(1)	10,867	10,845
2016-SB23, A5H 1.980%, 9/25/36(1)	2,000	1,996
2016-SB22, A7H 2.190%, 9/25/36(1)	1,152	1,151
2016-SB23, A7H 2.200%, 9/25/36(1)	10,204	10,188
2018-SB50, A5H 3.000%, 4/25/38(1)	1,144	1,168
2015-SB3, A5 2.012%, 8/25/42(1)	2,937	2,937
2016-SB19, A5H 2.180%, 1/25/46(1)	3,322	3,317
Government National Mortgage Association
2003-57, FA (1 month LIBOR + 0.450%) 2.190%, 7/16/33(1)	4,817	4,836
2003-67, FP (1 month LIBOR + 0.900%) 2.665%, 8/20/33(1)	4,153	4,239
2004-38, FA (1 month LIBOR + 0.400%) 2.140%, 5/16/34(1)	6,338	6,378
2004-106, F (1 month LIBOR + 0.250%) 1.990%, 12/16/34(1)	5,021	5,002
2005-41, FC (1 month LIBOR + 0.300%) 2.065%, 5/20/35(1)	8,483	8,436
2014-94, FB (1 month LIBOR + 0.250%) 2.015%, 9/20/35(1)	10,808	10,736
2009-88, FA (1 month LIBOR + 0.750%) 2.490%, 10/16/39(1)	8,217	8,283
2016-H22, FJ (1 month LIBOR + 0.390%) 2.164%, 10/20/66(1)	4,645	4,641
2017-H13, FJ (1 month LIBOR + 0.200%) 1.974%, 5/20/67(1)	534	533
2017-H24, FJ (1 month LIBOR + 0.250%) 2.024%, 10/20/67(1)	1,315	1,313
NCUA Guaranteed Notes Trust
2011-R1, 1A (1 month LIBOR + 0.450%) 2.163%, 1/8/20(1)	8,427	8,427
2010-R2, 2A (1 month LIBOR + 0.470%) 2.183%, 11/5/20(1)	1,374	1,374
2010-R3, 1A (1 month LIBOR + 0.560%) 2.273%, 12/8/20(1)	14,493	14,506
Small Business Administration
Pool #510076 (PRIME minus 2.650%) 2.100%, 5/25/27(1)	5,279	5,265
Pool #510083 (PRIME minus 2.650%) 2.350%, 9/25/27(1)	1,336	1,331
Pool #510241 (PRIME minus 2.600%) 2.400%, 10/25/27(1)	4,615	4,612
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #510254 (PRIME minus 2.600%) 2.400%, 5/25/28(1)	$ 8,335	$ 8,326
Pool #510228 (PRIME minus 2.500%) 2.500%, 7/25/28(1)	1,332	1,333
Pool #510219 (PRIME minus 2.650%) 2.350%, 11/25/28(1)	4,174	4,160
Pool #510273 (PRIME minus 2.500%) 2.500%, 11/25/28(1)	7,900	7,903
Pool #510256 (PRIME minus 2.600%) 2.400%, 12/25/28(1)	9,405	9,397
Pool #510032 (PRIME minus 2.650%) 2.350%, 6/25/34(1)	5,224	5,206
		800,958

Total Mortgage-Backed Securities (Identified Cost $797,611)		800,958

Asset-Backed Security—2.1%
Student Loan—2.1%
NCUA Guaranteed Notes Trust 2010-A1, A (1 month LIBOR + 0.350%) 2.068%, 12/7/20(1)	18,917	18,911
Total Asset-Backed Security (Identified Cost $18,916)		18,911

Total Long-Term Investments—97.3% (Identified Cost $876,431)		879,775

	Shares
Short-Term Investment—2.8%
Money Market Mutual Fund—2.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	25,011,516	25,012
Total Short-Term Investment (Identified Cost $25,012)		25,012

Value

TOTAL INVESTMENTS—100.1% (Identified Cost $901,443)	$904,787
Other assets and liabilities, net—(0.1)%	(977)
NET ASSETS—100.0%	$903,810

Abbreviations:
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Security	$ 18,911	$ —	$ 18,911
Mortgage-Backed Securities	800,958	—	800,958
U.S. Government Securities	59,906	—	59,906
Money Market Mutual Fund	25,012	25,012	—
Total Investments	$904,787	$25,012	$879,775
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix U.S. Mortgage Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—2.3%
U.S. Treasury Note
2.750%, 7/31/23	$210	$ 218
2.500%, 1/31/24	81	83
1.750%, 11/15/29	200	197
Total U.S. Government Securities (Identified Cost $498)		498

Mortgage-Backed Securities—94.9%
Agency—94.9%
Federal Home Loan Mortgage Corp.
Pool #G07031 4.000%, 5/1/42	325	349
Pool #C04123 4.000%, 7/1/42	206	221
Pool #Q10929 3.500%, 9/1/42	267	281
Pool #G60019 4.500%, 3/1/44	221	239
Pool #Q26366 4.000%, 5/1/44	130	139
Pool #V81283 4.000%, 7/1/44	277	294
Pool #G60183 4.000%, 12/1/44	117	124
Pool #Q31645 4.000%, 2/1/45	55	58
Pool #V81992 4.000%, 10/1/45	362	384
Pool #Q38473 4.000%, 1/1/46	405	430
Pool #Q39440 4.000%, 3/1/46	436	456
Pool #G08706 3.500%, 5/1/46	344	359
Pool #Q40815 3.500%, 6/1/46	374	397
Pool #G60661 4.000%, 7/1/46	65	68
Pool #G61721 3.500%, 11/1/46	87	91
Pool #Q46110 3.500%, 2/1/47	277	291
Pool #V83115 4.500%, 3/1/47	345	365
Pool #Q51962 3.500%, 11/1/47	190	197
Pool #Q51951 4.000%, 11/1/47	88	92
Pool #Q53881 4.500%, 1/1/48	404	437
Pool #Q54449 3.500%, 2/1/48	90	95
Pool #G08804 3.500%, 3/1/48	204	212
Pool #ZM6076 4.000%, 4/1/48	519	543
Pool #Q61677 4.000%, 2/1/49	188	197
Pool #SD8025 3.500%, 11/1/49	491	505
	Par Value	Value

Agency—continued
Pool #SD0164 3.500%, 12/1/49	$425	$ 441
Federal National Mortgage Association
Pool #BM6011 3.353%, 11/1/26	195	205
Pool #BL1788 3.920%, 5/1/29	709	773
Pool #MA3575 3.500%, 12/1/38	196	204
Pool #AL7497 3.500%, 9/1/40	983	1,026
Pool #MA0639 4.000%, 2/1/41	376	403
Pool #AL0215 4.500%, 4/1/41	133	144
Pool #890381 3.500%, 10/1/41	239	252
Pool #AW8154 3.500%, 1/1/42	446	470
Pool #AS9571 3.500%, 5/1/42	362	381
Pool #AO8632 3.500%, 7/1/42	332	350
Pool #AL6223 4.500%, 8/1/44	133	144
Pool #CA4144 3.000%, 9/1/44	222	226
Pool #AX2491 4.000%, 10/1/44	425	451
Pool #MA2190 4.000%, 2/1/45	603	639
Pool #MA2341 4.500%, 6/1/45	104	111
Pool #AY8851 4.000%, 8/1/45	176	186
Pool #BE5050 4.000%, 9/1/45	156	166
Pool #AZ9213 4.000%, 10/1/45	403	429
Pool #AS6515 4.000%, 1/1/46	54	57
Pool #AS6640 3.500%, 2/1/46	227	238
Pool #BA4799 4.000%, 2/1/46	387	411
Pool #BE7155 3.500%, 2/1/47	501	524
Pool #BE7213 4.000%, 4/1/47	299	314
Pool #BE9598 4.000%, 5/1/47	372	391
Pool #BE3695 3.500%, 6/1/47	145	151
Pool #BH7587 4.500%, 8/1/47	121	128
Pool #BH9313 3.500%, 9/1/47	90	95
Pool #BH7058 3.500%, 12/1/47	399	414
Pool #FM1222 3.500%, 1/1/48	103	107
Pool #BH9277 3.500%, 2/1/48	278	288
See Notes to Financial Statements

Seix U.S. Mortgage Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #BJ9252 4.000%, 6/1/48	$230	$ 239
Pool #BO2843 3.500%, 10/1/49	233	242
Government National Mortgage Association
Pool #MA1521 3.500%, 12/20/43	71	74
Pool #AE8170 4.000%, 2/15/44	72	78
Pool #626962 4.000%, 7/15/45	594	650
Pool #MA3310 3.500%, 12/20/45	257	268
Pool #MA4586 3.500%, 7/20/47	566	588
Pool #MA5019 3.500%, 2/20/48	55	57
Pool #MA5596 4.500%, 11/20/48	296	311
Pool #MA5652 4.500%, 12/20/48	243	255
	Par Value	Value

Agency—continued
Pool #MA5819 5.000%, 3/20/49	$294	$ 309
Pool #MA6284 3.500%, 11/20/49	384	398
		20,412

Total Mortgage-Backed Securities (Identified Cost $19,909)		20,412

Total Long-Term Investments—97.2% (Identified Cost $20,407)		20,910

TOTAL INVESTMENTS—97.2% (Identified Cost $20,407)		$20,910
Other assets and liabilities, net—2.8%		606
NET ASSETS—100.0%		$21,516
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Mortgage-Backed Securities	$20,412	$20,412
U.S. Government Securities	498	498
Total Investments	$20,910	$20,910
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Security—1.2%
U.S. Treasury Note 2.250%, 3/31/20	$ 600	$ 601
Total U.S. Government Security (Identified Cost $600)		601

Mortgage-Backed Securities—45.8%
Agency—36.0%
Federal National Mortgage Association
Pool #AM3442 1.750%, 5/1/20	600	599
Pool #465721 4.040%, 10/1/20	150	151
Pool #AN0777 2.750%, 11/1/21	469	474
Pool #AM8254 2.710%, 6/1/22	554	562
Pool #AN3414 (1 month LIBOR + 0.600%) 2.297%, 1/1/23(1)	291	289
Pool #AN1582 (1 month LIBOR + 0.440%) 2.137%, 9/1/23(1)	995	996
Pool #BL0422 (1 month LIBOR + 0.370%) 2.067%, 11/1/23(1)	1,500	1,502
Pool #AN3845 (1 month LIBOR + 0.540%) 2.325%, 12/1/23(1)	1,464	1,463
Pool #AN4364 (1 month LIBOR + 0.590%) 2.287%, 1/1/24(1)	984	985
Pool #AN4300 (1 month LIBOR + 0.560%) 2.345%, 1/1/24(1)	474	474
2017-M5, FA (1 month LIBOR + 0.490%) 2.336%, 4/25/24(1)	299	300
FRESB Mortgage Trust
2016-SB16, A5F 1.830%, 4/25/21(1)	795	793
2016-SB21, A5F 1.810%, 9/25/21(1)	522	520
2015-SB5, A5 2.110%, 9/25/35(1)	1,048	1,046
2015-SB7, A5 2.370%, 9/25/35(1)	393	393
2016-SB13, A5H 2.060%, 1/25/36(1)	1,148	1,144
2016-SB16, A5H 2.130%, 5/25/36(1)	714	713
2016-SB23, A5H 1.980%, 9/25/36(1)	771	770
2016-SB23, A7H 2.200%, 9/25/36(1)	835	833
2018-SB50, A5H 3.000%, 4/25/38(1)	457	467
NCUA Guaranteed Notes Trust
2011-R2, 1A (1 month LIBOR + 0.400%) 2.113%, 2/6/20(1)	455	455
2010-R2, 2A (1 month LIBOR + 0.470%) 2.183%, 11/5/20(1)	1,948	1,948
Small Business Administration Pool #510273 (PRIME minus 2.500%) 2.500%, 11/25/28(1)	1,580	1,581
		18,458

	Par Value	Value

Non-Agency—9.8%
BBCMS Mortgage Trust 2018-TALL, A (1 month LIBOR + 0.722%) 144A 2.462%, 3/15/37(1)(2)	$ 1,000	$ 995
Hawaii Hotel Trust 2019-MAUI, A (1 month LIBOR + 1.150%) 144A 2.890%, 5/15/38(1)(2)	680	680
SLIDE 2018-FUN, A (1 month LIBOR + 0.900%) 144A 2.640%, 6/15/31(1)(2)	966	966
VNDO Mortgage Trust 2013-PENN, B 144A 3.947%, 12/13/29(1)(2)	830	838
WFRBS Commercial Mortgage Trust 2012-C8, AFL (1 month LIBOR + 1.000%) 144A 2.737%, 8/15/45(1)(2)	1,539	1,545
		5,024

Total Mortgage-Backed Securities (Identified Cost $23,455)		23,482

Asset-Backed Securities—14.7%
Automobiles—6.6%
BMW Vehicle Owner Trust 2019-A, A3 1.920%, 1/25/24	800	800
Canadian Pacer Auto Receivables Trust 2017-1A, A3 144A 2.050%, 3/19/21(2)	291	291
Ford Credit Auto Owner Trust
2015-1, A 144A 2.120%, 7/15/26(2)	1,000	1,000
2015-2, A 144A 2.440%, 1/15/27(2)	205	206
Mercedes-Benz Master Owner Trust 2018-BA, A (1 month LIBOR + 0.340%) 144A 2.080%, 5/15/23(1)(2)	1,090	1,091
		3,388

Credit Card—6.2%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month LIBOR + 0.550%) 2.536%, 5/15/28(1)	1,253	1,226
Master Credit Card Trust II 2017-1A, B 144A 2.560%, 7/21/21(2)	1,000	998
World Financial Network Credit Card Master Trust 2016-A, M 2.330%, 4/15/25	945	942
		3,166

Other—1.9%
Domino’s Pizza Master Issuer LLC 2017-1A, A2I (3 month LIBOR + 1.250%) 144A 3.190%, 7/25/47(1)(2)	980	981
Total Asset-Backed Securities (Identified Cost $7,498)		7,535

Corporate Bonds and Notes—34.3%
Communication Services—1.4%
AT&T, Inc. (3 month LIBOR + 0.930%) 2.891%, 6/30/20(1)	700	703
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
	Par Value	Value

Consumer Discretionary—4.3%
American Honda Finance Corp. (3 month LIBOR + 0.270%) 2.236%, 7/20/20(1)	$ 600	$ 601
BMW US Capital LLC (3 month LIBOR + 0.500%) 144A 2.401%, 8/13/21(1)(2)	900	902
Daimler Finance North America LLC (3 month LIBOR + 0.450%) 144A 2.349%, 2/22/21(1)(2)	730	730
		2,233

Energy—2.4%
Phillips 66 (3 month LIBOR + 0.600%) 2.517%, 2/26/21(1)	665	665
Woodside Finance Ltd. 144A 4.600%, 5/10/21(2)	550	563
		1,228

Financials—21.1%
American Express Co. (3 month LIBOR + 0.525%) 2.429%, 5/17/21(1)	700	703
Bank of Montreal (3 month LIBOR + 0.460%) 2.461%, 4/13/21(1)	580	582
BP Capital Markets plc 2.315%, 2/13/20	700	700
Citigroup, Inc. 2.650%, 10/26/20	679	683
Cooperatieve Rabobank UA (3 month LIBOR + 0.430%) 2.366%, 4/26/21(1)	440	442
Credit Suisse AG 2.100%, 11/12/21	550	552
Diageo Capital plc (3 month LIBOR + 0.240%) 2.144%, 5/18/20(1)	585	585
Goldman Sachs Group, Inc. (The) (3 month LIBOR + 1.160%) 3.094%, 4/23/20(1)	250	251
John Deere Capital Corp. (3 month LIBOR + 0.400%) 2.285%, 6/7/21(1)	840	843
JPMorgan Chase & Co. (3 month LIBOR + 1.205%) 3.133%, 10/29/20(1)	400	403
JPMorgan Chase Bank NA (3 month LIBOR + 0.340%) 2.276%, 4/26/21(1)	600	600
Lloyds Bank plc (3 month LIBOR + 0.490%) 2.384%, 5/7/21(1)	450	451
Metropolitan Life Global Funding I (SOFRRATE + 0.570%) 144A 2.110%, 9/7/20(1)(2)	420	421
Morgan Stanley (3 month LIBOR + 0.550%) 2.451%, 2/10/21(1)	590	590
New York Life Global Funding (3 month LIBOR + 0.320%) 144A 2.228%, 8/6/21(1)(2)	440	441
PNC Bank NA (3 month LIBOR + 0.430%) 2.315%, 12/9/22(1)	750	751
Toyota Motor Credit Corp. (3 month LIBOR + 0.280%) 2.281%, 4/13/21(1)	590	591
US Bank NA (3 month LIBOR + 0.320%) 2.256%, 4/26/21(1)	580	581
	Par Value	Value

Financials—continued
Wells Fargo Bank NA (3 month LIBOR + 0.380%) 2.275%, 5/21/21(1)	$ 650	$ 651
		10,821

Health Care—5.1%
AbbVie, Inc. (3 month LIBOR + 0.460%) 144A 2.355%, 11/19/21(1)(2)	800	802
Bristol-Myers Squibb Co. (3 month LIBOR + 0.200%) 144A 2.104%, 11/16/20(1)(2)	600	600
GlaxoSmithKline Capital plc (3 month LIBOR + 0.350%) 2.259%, 5/14/21(1)	840	842
UnitedHealth Group, Inc. (3 month LIBOR + 0.260%) 2.154%, 6/15/21(1)	383	383
		2,627

Total Corporate Bonds and Notes (Identified Cost $17,588)		17,612

Total Long-Term Investments—96.0% (Identified Cost $49,141)		49,230

TOTAL INVESTMENTS—96.0% (Identified Cost $49,141)		$49,230
Other assets and liabilities, net—4.0%		2,064
NET ASSETS—100.0%		$51,294

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2019. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, these securities amounted to a value of $14,050 or 27.4% of net assets.

Country Weightings (Unaudited)†
United States	88%
United Kingdom	5
Canada	4
Australia	1
Switzerland	1
Netherlands	1
Total	100%
† % of total investments as of December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 7,535	$ 7,535
Corporate Bonds and Notes	17,612	17,612
Mortgage-Backed Securities	23,482	23,482
U.S. Government Security	601	601
Total Investments	$49,230	$49,230
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2019
(Reported in thousands except shares and per share amounts)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund
Assets
Investment in securities at value(1)	$ 103,969	$ 39,745	$ 3,204,404
Cash	2,494	163	116,636
Deposits with prime broker	—	150	—
Margin due from counterparty on cleared swaps	—	644	—
Receivables
Investment securities sold	—	—	59,342
Fund shares sold	52	27	30,663
Dividends and interest	554	317	6,354
Prepaid expenses	27	27	101
Other assets	8	3	230
Total assets	107,104	41,076	3,417,730
Liabilities
Swaps at value(2)	—	535	—
Payables
Fund shares repurchased	235	2	20,224
Investment securities purchased	1,979	1,312	53,614
Dividend distributions	10	—	2,225
Investment advisory fees	5	10	1,011
Distribution and service fees	2	2	42
Administration and accounting fees	11	4	297
Transfer agent and sub-transfer agent fees and expenses	38	16	707
Professional fees	23	23	25
Trustee deferred compensation plan	8	3	230
Interest expense and/or commitment fees	— (a)	— (a)	—
Other accrued expenses	9	3	278
Total liabilities	2,320	1,910	78,653
Net Assets	$ 104,784	$ 39,166	$ 3,339,077
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 103,388	$ 36,584	$ 3,895,139
Accumulated earnings (loss)	1,396	2,582	(556,062)
Net Assets	$ 104,784	$ 39,166	$ 3,339,077
Net Assets:
Class A	$ 9,183	$ 5,599	$ 47,938
Class C	$ —	$ 671	$ 37,586
Class I	$ 93,576	$ 32,896	$ 2,701,126
Class R6	$ 2,025	$ —	$ 552,427
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	841,999	625,690	5,707,495
Class C	—	75,350	4,473,088
Class I	8,576,996	3,695,333	321,574,640
Class R6	185,570	—	65,728,032
Net Asset Value and Redemption Price Per Share:
Class A	$ 10.91	$ 8.95	$ 8.40
Class C	$ —	$ 8.91	$ 8.40
Class I	$ 10.91	$ 8.90	$ 8.40
Class R6	$ 10.91	$ —	$ 8.40
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 11.34	$ 9.30	$ 8.64
Maximum Sales Charge - Class A	3.75%	3.75%	2.75%
(1) Investment in securities at cost	$ 102,481	$ 37,650	$ 3,325,079
(2) Includes premiums paid (received) on swaps	—	(342)	—

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019
(Reported in thousands except shares and per share amounts)
	Seix High Grade Municipal Bond Fund	Seix High Income Fund	Seix High Yield Fund
Assets
Investment in securities at value(1)(2)	$ 59,890	$ 297,677	$ 287,970
Cash	— (a)	2,056	10,577
Receivables
Investment securities sold	1,228	3,946	925
Fund shares sold	151	74	3,829
Dividends and interest	602	4,413	4,192
Securities lending income	—	15	2
Prepaid expenses	17	34	52
Other assets	4	21	20
Total assets	61,892	308,236	307,567
Liabilities
Payables
Fund shares repurchased	188	808	763
Investment securities purchased	1,218	3,884	1,618
Collateral on securities loaned	—	6,822	2,272
Dividend distributions	226	111	124
Investment advisory fees	13	81	79
Distribution and service fees	1	6	1
Administration and accounting fees	6	27	27
Transfer agent and sub-transfer agent fees and expenses	11	81	67
Professional fees	23	23	25
Trustee deferred compensation plan	4	21	20
Interest expense and/or commitment fees	— (a)	1	1
Other accrued expenses	3	20	18
Total liabilities	1,693	11,885	5,015
Net Assets	$ 60,199	$ 296,351	$ 302,552
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 58,117	$ 384,844	$ 358,505
Accumulated earnings (loss)	2,082	(88,493)	(55,953)
Net Assets	$ 60,199	$ 296,351	$ 302,552
Net Assets:
Class A	$ 6,893	$ 25,338	$ 4,623
Class I	$ 53,306	$ 234,101	$ 292,284
Class R6	$ —	$ 36,912	$ 5,645
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	571,987	3,999,956	564,351
Class I	4,424,169	37,011,771	34,773,284
Class R6	—	5,837,359	671,086
Net Asset Value and Redemption Price Per Share:
Class A	$ 12.05	$ 6.33	$ 8.19
Class I	$ 12.05	$ 6.33	$ 8.41
Class R6	$ —	$ 6.32	$ 8.41
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 12.39	$ 6.58	$ 8.51
Maximum Sales Charge - Class A	2.75%	3.75%	3.75%
(1) Investment in securities at cost	$ 58,069	$ 294,603	$ 283,207
(2) Market value of securities on loan	$ —	$ 6,545	$ 2,180

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019
(Reported in thousands except shares and per share amounts)
	Seix Investment Grade Tax-Exempt Bond Fund	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund
Assets
Investment in securities at value(1)	$ 274,786	$ 8,103	$ 12,338
Cash	33,869	34	—
Receivables
Investment securities sold	1,222	—	—
Fund shares sold	1,103	30	1
Receivable from adviser	—	5	4
Dividends and interest	3,159	34	135
Prepaid expenses	20	24	14
Other assets	21	1	1
Total assets	314,180	8,231	12,493
Liabilities
Cash overdraft	—	—	— (a)
Payables
Fund shares repurchased	2,886	14	90
Investment securities purchased	4,509	—	—
Dividend distributions	1,917	— (a)	5
Investment advisory fees	72	—	—
Distribution and service fees	2	1	— (a)
Administration and accounting fees	28	1	2
Transfer agent and sub-transfer agent fees and expenses	91	2	3
Professional fees	22	23	23
Trustee deferred compensation plan	21	1	1
Interest expense and/or commitment fees	1	— (a)	— (a)
Other accrued expenses	18	1	1
Other liabilities	4	—	—
Total liabilities	9,571	43	125
Net Assets	$ 304,609	$ 8,188	$ 12,368
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 296,986	$ 8,363	$ 12,210
Accumulated earnings (loss)	7,623	(175)	158
Net Assets	$ 304,609	$ 8,188	$ 12,368
Net Assets:
Class A	$ 9,329	$ 2,300	$ 1,535
Class C	$ —	$ 733	$ —
Class I	$ 295,280	$ 5,155	$ 10,833
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	796,071	230,908	153,028
Class C	—	73,611	—
Class I	25,227,180	519,026	1,079,223
Net Asset Value and Redemption Price Per Share:
Class A	$ 11.72	$ 9.96	$ 10.03
Class C	$ —	$ 9.96	$ —
Class I	$ 11.70	$ 9.93	$ 10.04
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 12.05	$ 10.19	$ 10.26
Maximum Sales Charge - Class A	2.75%	2.25%	2.25%
(1) Investment in securities at cost	$ 268,041	$ 8,019	$ 12,191

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019
(Reported in thousands except shares and per share amounts)
	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Mortgage Fund
Assets
Investment in securities at value(1)	$ 304,148	$ 904,787	$ 20,910
Cash	7,659	19,638	706
Deposits with prime broker	1,055	—	—
Margin due from counterparty on cleared swaps	3,428	—	—
Receivables
Investment securities sold	3,050	2,066	—
Fund shares sold	10,675	2,408	54
Receivable from adviser	—	—	3
Dividends and interest	1,638	1,668	66
Securities lending income	4	—	—
Prepaid expenses	35	51	19
Other assets	22	62	1
Total assets	331,714	930,680	21,759
Liabilities
Swaps at value(2)	3,935	—	—
Payables
Fund shares repurchased	11,607	1,173	2
Investment securities purchased	9,732	24,949	198
Dividend distributions	8	179	—
Investment advisory fees	34	48	—
Distribution and service fees	5	3	1
Administration and accounting fees	28	78	3
Transfer agent and sub-transfer agent fees and expenses	84	295	13
Professional fees	25	22	23
Trustee deferred compensation plan	22	62	1
Interest expense and/or commitment fees	1	2	— (a)
Other accrued expenses	23	59	2
Total liabilities	25,504	26,870	243
Net Assets	$ 306,210	$ 903,810	$ 21,516
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 312,708	$ 905,757	$ 21,112
Accumulated earnings (loss)	(6,498)	(1,947)	404
Net Assets	$ 306,210	$ 903,810	$ 21,516
Net Assets:
Class A	$ 24,861	$ 13,741	$ 6,657
Class C	$ —	$ —	$ 383
Class I	$ 220,036	$ 864,548	$ 14,476
Class R6	$ 61,313	$ 25,521	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	2,253,127	1,374,602	589,917
Class C	—	—	33,903
Class I	20,610,630	86,492,106	1,280,500
Class R6	5,744,783	2,550,096	—
Net Asset Value and Redemption Price Per Share:
Class A	$ 11.03	$ 10.00	$ 11.28
Class C	$ —	$ —	$ 11.30
Class I	$ 10.68	$ 10.00	$ 11.30
Class R6	$ 10.67	$ 10.01	$ —
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 11.46	$ —	$ 11.54
Maximum Sales Charge - Class A	3.75%	—%	2.25%
(1) Investment in securities at cost	$ 299,617	$ 901,443	$ 20,407
(2) Includes premiums paid (received) on swaps	(2,575)	—	—

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019
(Reported in thousands except shares and per share amounts)
Seix Ultra-Short Bond Fund
Assets
Investment in securities at value(1)	$ 49,230
Cash	1,647
Receivables
Investment securities sold	24
Fund shares sold	333
Receivable from adviser	3
Dividends and interest	126
Prepaid expenses	18
Other assets	4
Total assets	51,385
Liabilities
Payables
Fund shares repurchased	37
Dividend distributions	4
Distribution and service fees	1
Administration and accounting fees	5
Transfer agent and sub-transfer agent fees and expenses	13
Professional fees	23
Trustee deferred compensation plan	4
Interest expense and/or commitment fees	— (a)
Other accrued expenses	4
Total liabilities	91
Net Assets	$ 51,294
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 51,335
Accumulated earnings (loss)	(41)
Net Assets	$ 51,294
Net Assets:
Class A	$ 3,111
Class I	$ 48,183
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	312,397
Class I	4,842,469
Net Asset Value and Redemption Price Per Share:
Class A	$ 9.96
Class I	$ 9.95
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ —
Maximum Sales Charge - Class A	—%
(1) Investment in securities at cost	$ 49,141

(a)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS YEAR ENDED
December 31, 2019
($ reported in thousands)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund
Investment Income
Dividends	$ 54	$ 23	$ 3,090
Interest	3,547	1,549	244,989
Security lending, net of fees	— (1)	—	—
Total investment income	3,601	1,572	248,079
Expenses
Investment advisory fees	333	175	17,789
Distribution and service fees, Class A	16	13	134
Distribution and service fees, Class C	—	8	426
Distribution and service fees, Class R	14	—	—
Administration and accounting fees	146	53	4,503
Transfer agent fees and expenses	58	19	1,896
Sub-transfer agent fees and expenses, Class A	10	5	43
Sub-transfer agent fees and expenses, Class C	—	1	17
Sub-transfer agent fees and expenses, Class I	180	40	4,146
Custodian fees	1	1	—
Printing fees and expenses	12	5	322
Professional fees	25	23	117
Interest expense and/or commitment fees	— (1)	— (1)	251
Registration fees	57	44	230
Trustees’ fees and expenses	11	3	399
Miscellaneous expenses	17	7	573
Total expenses	880	397	30,846
Less net expenses reimbursed and/or waived by investment adviser(2)	(194)	(71)	(3,959)
Less low balance account fees	— (1)	—	—
Net expenses	686	326	26,887
Net investment income (loss)	2,915	1,246	221,192
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	6,797	1,868	(126,937)
Foreign currency transactions	—	— (1)	—
Swaps	—	(239)	—
Net change in unrealized appreciation (depreciation) on:
Investments	188	2,375	212,166
Foreign currency transactions	—	— (1)	—
Swaps	—	(197)	—
Net realized and unrealized gain (loss) on investments	6,985	3,807	85,229
Net increase (decrease) in net assets resulting from operations	$9,900	$5,053	$ 306,421

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2019
($ reported in thousands)
	Seix High Grade Municipal Bond Fund	Seix High Income Fund	Seix High Yield Fund
Investment Income
Dividends	$ 88	$ 347	$ 232
Interest	1,245	18,783	16,652
Security lending, net of fees	—	33	3
Total investment income	1,333	19,163	16,887
Expenses
Investment advisory fees	265	1,750	1,363
Distribution and service fees, Class A	11	44	9
Distribution and service fees, Class R	—	50	—
Administration and accounting fees	64	340	324
Transfer agent fees and expenses	23	138	130
Sub-transfer agent fees and expenses, Class A	2	21	4
Sub-transfer agent fees and expenses, Class I	42	372	323
Custodian fees	— (1)	1	1
Printing fees and expenses	4	27	23
Professional fees	24	28	29
Interest expense and/or commitment fees	— (1)	— (1)	—
Registration fees	32	66	80
Trustees’ fees and expenses	4	26	25
Miscellaneous expenses	6	38	33
Total expenses	477	2,901	2,344
Less net expenses reimbursed and/or waived by investment adviser(2)	(148)	(491)	(401)
Net expenses	329	2,410	1,943
Net investment income (loss)	1,004	16,753	14,944
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,906	(12,562)	(3,240)
Net change in unrealized appreciation (depreciation) on:
Investments	1,000	30,983	24,890
Net realized and unrealized gain (loss) on investments	2,906	18,421	21,650
Net increase (decrease) in net assets resulting from operations	$3,910	$ 35,174	$36,594

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2019
($ reported in thousands)
	Seix Investment Grade Tax-Exempt Bond Fund	Seix Short-Term Bond Fund	Seix Short-Term Municipal Bond Fund
Investment Income
Dividends	$ 399	$ 4	$ 21
Interest	7,308	206	258
Total investment income	7,707	210	279
Expenses
Investment advisory fees	1,606	33	54
Distribution and service fees, Class A	25	5	2
Distribution and service fees, Class C	—	9	—
Administration and accounting fees	343	16	24
Transfer agent fees and expenses	138	4	7
Sub-transfer agent fees and expenses, Class A	5	2	1
Sub-transfer agent fees and expenses, Class I	372	4	15
Custodian fees	1	— (1)	— (1)
Printing fees and expenses	25	2	2
Professional fees	27	23	23
Interest expense and/or commitment fees	— (1)	—	—
Registration fees	45	44	31
Trustees’ fees and expenses	26	1	1
Miscellaneous expenses	21	4	3
Total expenses	2,634	147	163
Less net expenses reimbursed and/or waived by investment adviser(2)	(697)	(84)	(87)
Net expenses	1,937	63	76
Net investment income (loss)	5,770	147	203
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	10,942	26	221
Net change in unrealized appreciation (depreciation) on:
Investments	4,279	85	166
Net realized and unrealized gain (loss) on investments	15,221	111	387
Net increase (decrease) in net assets resulting from operations	$20,991	$258	$590

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2019
($ reported in thousands)
	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Mortgage Fund
Investment Income
Dividends	$ 161	$ 505	$ 24
Interest	10,512	33,571	624
Security lending, net of fees	4	1	—
Total investment income	10,677	34,077	648
Expenses
Investment advisory fees	958	2,434	90
Distribution and service fees, Class A	26	23	12
Distribution and service fees, Class C	—	—	7
Distribution and service fees, Class R	120	—	—
Administration and accounting fees	408	1,330	31
Transfer agent fees and expenses	165	546	10
Sub-transfer agent fees and expenses, Class A	25	3	39
Sub-transfer agent fees and expenses, Class I	384	1,545	27
Custodian fees	2	4	1
Printing fees and expenses	28	79	3
Professional fees	31	41	23
Interest expense and/or commitment fees	—	2	— (1)
Registration fees	63	100	45
Trustees’ fees and expenses	34	108	2
Miscellaneous expenses	45	100	4
Total expenses	2,289	6,315	294
Less net expenses reimbursed and/or waived by investment adviser(2)	(480)	(1,129)	(118)
Net expenses	1,809	5,186	176
Net investment income (loss)	8,868	28,891	472
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	20,552	234	334
Foreign currency transactions	1	—	—
Forward foreign currency transactions	1,765	—	—
Swaps	(2,646)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	855	927	516
Foreign currency transactions	(1)	—	—
Forward foreign currency transactions	(100)	—	—
Swaps	(1,432)	—	—
Net realized and unrealized gain (loss) on investments	18,994	1,161	850
Net increase (decrease) in net assets resulting from operations	$27,862	$30,052	$1,322

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2019
($ reported in thousands)
Seix Ultra-Short Bond Fund
Investment Income
Dividends	$ 33
Interest	1,680
Security lending, net of fees	— (1)
Total investment income	1,713
Expenses
Investment advisory fees	134
Distribution and service fees, Class A	5
Administration and accounting fees	71
Transfer agent fees and expenses	26
Sub-transfer agent fees and expenses, Class A	1
Sub-transfer agent fees and expenses, Class I	53
Custodian fees	1
Printing fees and expenses	6
Professional fees	24
Interest expense and/or commitment fees	— (1)
Registration fees	46
Trustees’ fees and expenses	5
Miscellaneous expenses	5
Total expenses	377
Less net expenses reimbursed and/or waived by investment adviser(2)	(128)
Net expenses	249
Net investment income (loss)	1,464
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(6)
Net change in unrealized appreciation (depreciation) on:
Investments	250
Net realized and unrealized gain (loss) on investments	244
Net increase (decrease) in net assets resulting from operations	$1,708

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Seix Core Bond Fund		Seix Corporate Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,915	$ 3,962	$ 1,246	$ 685
Net realized gain (loss)	6,797	(5,286)	1,629	(1,088)
Net change in unrealized appreciation (depreciation)	188	206	2,178	(616)
Increase (decrease) in net assets resulting from operations	9,900	(1,118)	5,053	(1,019)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(128)	(164)	(122)	(11)
Class C	—	—	(13)	(149)
Class I	(2,730)	(3,680)	(992)	(536)
Class R	(50)	(60)	—	—
Class R6	(7)	(60)	—	—
Return of Capital:
Class A	—	(8)	—	—
Class I	—	(175)	—	—
Class R	—	(3)	—	—
Class R6	—	(3)	—	—
Total Dividends and Distributions to Shareholders	(2,915)	(4,153)	(1,127)	(696)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	2,890	(2,213)	4,781	7
Class C	—	—	(4,852)	(618)
Class I	(49,184)	(44,955)	(5,737)	28,111
Class R	(3,262)	24	—	—
Class R6	1,906	(3,030)	—	—
Increase (decrease) in net assets from capital transactions	(47,650)	(50,174)	(5,808)	27,500
Net increase (decrease) in net assets	(40,665)	(55,445)	(1,882)	25,785
Net Assets
Beginning of period	145,449	200,894	41,048	15,263
End of Period	$ 104,784	$145,449	$ 39,166	$41,048
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Floating Rate High Income Fund		Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 221,192	$ 310,670	$ 1,004	$ 2,052
Net realized gain (loss)	(126,937)	(36,071)	1,906	(447)
Net change in unrealized appreciation (depreciation)	212,166	(257,198)	1,000	(1,633)
Increase (decrease) in net assets resulting from operations	306,421	17,401	3,910	(28)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,650)	(4,754)	(261)	(233)
Class C	(1,849)	(1,990)	—	—
Class I	(187,268)	(243,162)	(1,931)	(2,218)
Class R6	(34,576)	(60,756)	—	—
Total Dividends and Distributions to Shareholders	(226,343)	(310,662)	(2,192)	(2,451)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(21,243)	(41,834)	(135)	(1,189)
Class C	(8,593)	(3,691)	—	—
Class I	(1,745,945)	70,322	10,080	(31,655)
Class R6	(264,859)	(421,336)	—	—
Increase (decrease) in net assets from capital transactions	(2,040,640)	(396,539)	9,945	(32,844)
Net increase (decrease) in net assets	(1,960,562)	(689,800)	11,663	(35,323)
Net Assets
Beginning of period	5,299,639	5,989,439	48,536	83,859
End of Period	$ 3,339,077	$5,299,639	$ 60,199	$ 48,536
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix High Income Fund		Seix High Yield Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 16,753	$ 21,583	$ 14,944	$ 20,005
Net realized gain (loss)	(12,562)	2,701	(3,240)	2,160
Net change in unrealized appreciation (depreciation)	30,983	(34,758)	24,890	(27,367)
Increase (decrease) in net assets resulting from operations	35,174	(10,474)	36,594	(5,202)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(871)	(1,095)	(164)	(205)
Class I	(13,691)	(19,519)	(14,596)	(19,212)
Class R	(486)	(691)	(2)	(4)
Class R6	(1,637)	(321)	(72)	(582)
Total Dividends and Distributions to Shareholders	(16,685)	(21,626)	(14,834)	(20,003)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	9,888	(13,603)	1,464	(1,645)
Class I	(46,460)	(97,416)	(16,055)	(92,163)
Class R	(11,661)	144	(56)	(62)
Class R6	31,240	(485)	4,537	(43,185)
Increase (decrease) in net assets from capital transactions	(16,993)	(111,360)	(10,110)	(137,055)
Net increase (decrease) in net assets	1,496	(143,460)	11,650	(162,260)
Net Assets
Beginning of period	294,855	438,315	290,902	453,162
End of Period	$ 296,351	$ 294,855	$ 302,552	$ 290,902
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Investment Grade Tax-Exempt Bond Fund		Seix Short-Term Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 5,770	$ 10,943	$ 147	$ 145
Net realized gain (loss)	10,942	(2,831)	26	(123)
Net change in unrealized appreciation (depreciation)	4,279	(7,836)	85	50
Increase (decrease) in net assets resulting from operations	20,991	276	258	72
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(385)	(318)	(41)	(28)
Class C	—	—	(8)	(6)
Class I	(12,595)	(13,182)	(98)	(111)
Return of Capital:
Class A	—	—	—	(2)
Class C	—	—	—	(1)
Class I	—	—	—	(5)
Total Dividends and Distributions to Shareholders	(12,980)	(13,500)	(147)	(153)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(930)	(792)	240	(167)
Class C	—	—	(739)	211
Class I	(19,472)	(144,018)	(632)	(2,140)
Increase (decrease) in net assets from capital transactions	(20,402)	(144,810)	(1,131)	(2,096)
Net increase (decrease) in net assets	(12,391)	(158,034)	(1,020)	(2,177)
Net Assets
Beginning of period	317,000	475,034	9,208	11,385
End of Period	$ 304,609	$ 317,000	$ 8,188	$ 9,208
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Short-Term Municipal Bond Fund		Seix Total Return Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 203	$ 276	$ 8,868	$ 16,042
Net realized gain (loss)	221	(57)	19,672	(27,237)
Net change in unrealized appreciation (depreciation)	166	56	(678)	1,866
Increase (decrease) in net assets resulting from operations	590	275	27,862	(9,329)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(37)	(15)	(123)	(216)
Class I	(317)	(265)	(4,117)	(10,381)
Class R	—	—	(229)	(475)
Class R6	—	—	(1,061)	(2,860)
Return of Capital:
Class A	—	—	(61)	—
Class I	—	—	(1,635)	—
Class R	—	—	(149)	—
Class R6	—	—	(375)	—
Total Dividends and Distributions to Shareholders	(354)	(280)	(7,750)	(13,932)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	106	(355)	13,692	(2,204)
Class I	(8,428)	(12,240)	(130,692)	(327,882)
Class R	—	—	(28,882)	(3,749)
Class R6	—	—	(12,799)	(69,417)
Increase (decrease) in net assets from capital transactions	(8,322)	(12,595)	(158,681)	(403,252)
Net increase (decrease) in net assets	(8,086)	(12,600)	(138,569)	(426,513)
Net Assets
Beginning of period	20,454	33,054	444,779	871,292
End of Period	$ 12,368	$ 20,454	$ 306,210	$ 444,779
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix U.S. Government Securities Ultra-Short Bond Fund		Seix U.S. Mortgage Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 28,891	$ 25,161	$ 472	$ 467
Net realized gain (loss)	234	32	334	(368)
Net change in unrealized appreciation (depreciation)	927	(2,000)	516	(11)
Increase (decrease) in net assets resulting from operations	30,052	23,193	1,322	88
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(174)	(6)	(125)	(58)
Class C	—	—	(9)	(38)
Class I	(28,008)	(24,392)	(339)	(371)
Class R6	(716)	(782)	—	—
Return of Capital:
Class A	—	(1)	(5)	(15)
Class C	—	—	— (1)	(16)
Class I	—	(1,434)	(12)	(85)
Class R6	—	(43)	—	—
Total Dividends and Distributions to Shareholders	(28,898)	(26,658)	(490)	(583)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	8,243	5,497	2,692	1,205
Class C	—	—	(2,813)	(471)
Class I	(369,064)	(107,201)	(3,711)	(978)
Class R6	(7,433)	(10,035)	—	—
Increase (decrease) in net assets from capital transactions	(368,254)	(111,739)	(3,832)	(244)
Net increase (decrease) in net assets	(367,100)	(115,204)	(3,000)	(739)
Net Assets
Beginning of period	1,270,910	1,386,114	24,516	25,255
End of Period	$ 903,810	$1,270,910	$ 21,516	$24,516

(1)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Ultra-Short Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 1,464	$ 1,213
Net realized gain (loss)	(6)	(111)
Net change in unrealized appreciation (depreciation)	250	(236)
Increase (decrease) in net assets resulting from operations	1,708	866
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(42)	(7)
Class I	(1,420)	(1,198)
Total Dividends and Distributions to Shareholders	(1,462)	(1,205)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	1,408	1,705
Class I	(12,099)	825
Increase (decrease) in net assets from capital transactions	(10,691)	2,530
Net increase (decrease) in net assets	(10,445)	2,191
Net Assets
Beginning of period	61,739	59,548
End of Period	$ 51,294	$61,739
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix Core Bond Fund
Class A
1/1/19 to 12/31/19	$10.36	0.22	0.55	0.77	(0.22)	—	—	(0.22)	0.55	10.91	7.48%	$ 9,183	0.64%	0.91%	2.03%	197%
1/1/18 to 12/31/18	10.63	0.22	(0.25)	(0.03)	(0.23)	(0.01)	—	(0.24)	(0.27)	10.36	(0.28)	5,993	0.64	0.89	2.18	172
4/1/17 to 12/31/17(6)	10.56	0.14	0.08	0.22	(0.12)	(0.03)	—	(0.15)	0.07	10.63	2.12	8,433	0.65 (7)	0.79	1.73	130
4/1/16 to 3/31/17	10.86	0.16	(0.06)	0.10	(0.19)	—	(0.21)	(0.40)	(0.30)	10.56	0.90	10,363	0.64	0.64	1.45	210
4/1/15 to 3/31/16	11.04	0.18	(0.07)	0.11	(0.20)	—	(0.09)	(0.29)	(0.18)	10.86	1.01	10,170	0.65	0.65	1.65	232
4/1/14 to 3/31/15	10.65	0.18	0.41	0.59	(0.20)	—	—	(0.20)	0.39	11.04	5.58	7,411	0.67	0.67	1.70	168
Class I
1/1/19 to 12/31/19	$10.36	0.24	0.54	0.78	(0.23)	—	—	(0.23)	0.55	10.91	7.63%	$ 93,576	0.50%	0.64%	2.21%	197%
1/1/18 to 12/31/18	10.63	0.24	(0.26)	(0.02)	(0.24)	(0.01)	—	(0.25)	(0.27)	10.36	(0.14)	136,247	0.50	0.62	2.31	172
4/1/17 to 12/31/17(6)	10.57	0.15	0.07	0.22	(0.13)	(0.03)	—	(0.16)	0.06	10.63	2.13	186,029	0.51 (7)	0.58	1.87	130
4/1/16 to 3/31/17	10.86	0.17	(0.04)	0.13	(0.21)	—	(0.21)	(0.42)	(0.29)	10.57	1.15	199,622	0.49	0.49	1.58	210
4/1/15 to 3/31/16	11.04	0.20	(0.08)	0.12	(0.21)	—	(0.09)	(0.30)	(0.18)	10.86	1.18	255,522	0.48	0.48	1.82	232
4/1/14 to 3/31/15	10.65	0.21	0.40	0.61	(0.22)	—	—	(0.22)	0.39	11.04	5.80	191,905	0.45	0.45	1.90	168
Class R6*
1/1/19 to 12/31/19	$10.36	0.23	0.57	0.80	(0.25)	—	—	(0.25)	0.55	10.91	7.78%	$ 2,025	0.36%	0.50%	2.12%	197%
1/1/18 to 12/31/18	10.63	0.25	(0.26)	(0.01)	(0.25)	(0.01)	—	(0.26)	(0.27)	10.36	(0.02)	114	0.36	0.48	2.40	172
4/1/17 to 12/31/17(6)	10.57	0.16	0.08	0.24	(0.15)	(0.03)	—	(0.18)	0.06	10.63	2.24	3,279	0.36	0.46	1.96	130
4/1/16 to 3/31/17	10.86	0.19	(0.05)	0.14	(0.22)	—	(0.21)	(0.43)	(0.29)	10.57	1.29	1,352	0.35	0.35	1.78	210
8/3/15 to 3/31/16(8)	10.77	0.14	0.13	0.27	(0.15)	—	(0.03)	(0.18)	0.09	10.86	2.51	22	0.34	0.34	2.00	232

Seix Corporate Bond Fund
Class A
1/1/19 to 12/31/19	$ 8.15	0.23	0.78	1.01	(0.21)	—	—	(0.21)	0.80	8.95	12.47%	$ 5,599	0.95%	1.10%	2.69%	118%
1/1/18 to 12/31/18	8.76	0.26	(0.60)	(0.34)	(0.25)	—	(0.02)	(0.27)	(0.61)	8.15	(3.90)	345	0.95	1.35	3.08	299
4/1/17 to 12/31/17(6)	8.69	0.18	0.21	0.39	(0.16)	—	(0.16)	(0.32)	0.07	8.76	4.53	363	0.95	1.34	2.68	80
4/1/16 to 3/31/17	8.50	0.24	0.27	0.51	(0.24)	—	(0.08)	(0.32)	0.19	8.69	6.01	591	0.95	1.15	2.75	182
4/1/15 to 3/31/16	8.99	0.23	(0.29)	(0.06)	(0.22)	(0.01)	(0.20)	(0.43)	(0.49)	8.50	(0.52)	500	0.95	1.11	2.68	84
4/1/14 to 3/31/15	8.84	0.24	0.32	0.56	(0.24)	—	(0.17)	(0.41)	0.15	8.99	6.40	807	0.95	0.99	2.67	90
Class C
1/1/19 to 12/31/19	$ 8.11	0.16	0.78	0.94	(0.14)	—	—	(0.14)	0.80	8.91	11.60%	$ 671	1.65%	1.84%	1.87%	118%
1/1/18 to 12/31/18	8.72	0.20	(0.60)	(0.40)	(0.19)	—	(0.02)	(0.21)	(0.61)	8.11	(4.61)	5,459	1.65	2.12	2.37	299
4/1/17 to 12/31/17(6)	8.65	0.13	0.21	0.34	(0.11)	—	(0.16)	(0.27)	0.07	8.72	4.02	6,518	1.62	2.10	2.02	80
4/1/16 to 3/31/17	8.46	0.18	0.27	0.45	(0.18)	—	(0.08)	(0.26)	0.19	8.65	5.29	7,369	1.65	1.82	2.03	182
4/1/15 to 3/31/16	8.95	0.17	(0.29)	(0.12)	(0.16)	(0.01)	(0.20)	(0.37)	(0.49)	8.46	(1.22)	8,105	1.65	1.80	2.01	84
4/1/14 to 3/31/15	8.80	0.18	0.32	0.50	(0.18)	—	(0.17)	(0.35)	0.15	8.95	5.69	9,289	1.64	1.67	1.97	90
Class I
1/1/19 to 12/31/19	$ 8.11	0.25	0.77	1.02	(0.23)	—	—	(0.23)	0.79	8.90	12.66%	$ 32,896	0.70%	0.86%	2.90%	118%
1/1/18 to 12/31/18	8.73	0.27	(0.60)	(0.33)	(0.27)	—	(0.02)	(0.29)	(0.62)	8.11	(3.81)	35,244	0.70	1.03	3.33	299
4/1/17 to 12/31/17(6)	8.65	0.19	0.23	0.42	(0.18)	—	(0.16)	(0.34)	0.08	8.73	4.86	8,382	0.70	1.18	2.93	80
4/1/16 to 3/31/17	8.46	0.26	0.27	0.53	(0.26)	—	(0.08)	(0.34)	0.19	8.65	6.29	12,651	0.70	0.93	2.99	182
4/1/15 to 3/31/16	8.95	0.25	(0.29)	(0.04)	(0.24)	(0.01)	(0.20)	(0.45)	(0.49)	8.46	(0.29)	8,943	0.70	0.83	2.86	84
4/1/14 to 3/31/15	8.80	0.26	0.32	0.58	(0.26)	—	(0.17)	(0.43)	0.15	8.95	6.73	24,172	0.66	0.69	2.95	90
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix Floating Rate High Income Fund
Class A
1/1/19 to 12/31/19	$ 8.30	0.41	0.11	0.52	(0.42)	—	—	(0.42)	0.10	8.40	6.30%	$ 47,938	0.95% (9)(10)	0.93%	4.79%	17%
1/1/18 to 12/31/18	8.70	0.40	(0.40)	—	(0.40)	—	—	(0.40)	(0.40)	8.30	(0.11)	68,213	0.94	0.95	4.58	75
4/1/17 to 12/31/17(6)	8.75	0.26	(0.05)	0.21	(0.26)	—	—	(0.26)	(0.05)	8.70	2.47	113,611	0.92	0.93	4.00	55
4/1/16 to 3/31/17	8.33	0.39	0.41	0.80	(0.38)	—	—	(0.38)	0.42	8.75	9.78	135,833	0.94	0.94	4.51	79
4/1/15 to 3/31/16	8.86	0.38	(0.54)	(0.16)	(0.37)	—	—	(0.37)	(0.53)	8.33	(1.79)	143,325	0.92	0.92	4.42	33
4/1/14 to 3/31/15	9.06	0.36	(0.19)	0.17	(0.37)	—	—	(0.37)	(0.20)	8.86	1.88	147,560	0.91	0.91	4.06	29
Class C
1/1/19 to 12/31/19	$ 8.30	0.36	0.11	0.47	(0.37)	—	—	(0.37)	0.10	8.40	5.68%	$ 37,586	1.53% (10)	1.65%	4.21%	17%
1/1/18 to 12/31/18	8.70	0.35	(0.40)	(0.05)	(0.35)	—	—	(0.35)	(0.40)	8.30	(0.68)	45,588	1.52	1.62	4.01	75
4/1/17 to 12/31/17(6)	8.76	0.22	(0.06)	0.16	(0.22)	—	—	(0.22)	(0.06)	8.70	1.89	51,551	1.52	1.60	3.40	55
4/1/16 to 3/31/17	8.33	0.34	0.42	0.76	(0.33)	—	—	(0.33)	0.43	8.76	9.28	56,981	1.52	1.52	3.94	79
4/1/15 to 3/31/16	8.86	0.33	(0.54)	(0.21)	(0.32)	—	—	(0.32)	(0.53)	8.33	(2.37)	55,203	1.51	1.51	3.82	33
4/1/14 to 3/31/15	9.07	0.31	(0.21)	0.10	(0.31)	—	—	(0.31)	(0.21)	8.86	1.16	64,445	1.50	1.50	3.46	29
Class I
1/1/19 to 12/31/19	$ 8.30	0.43	0.11	0.54	(0.44)	—	—	(0.44)	0.10	8.40	6.63%	$2,701,126	0.63% (10)	0.72%	5.13%	17%
1/1/18 to 12/31/18	8.70	0.43	(0.40)	0.03	(0.43)	—	—	(0.43)	(0.40)	8.30	0.22	4,380,792	0.62	0.70	4.92	75
4/1/17 to 12/31/17(6)	8.75	0.28	(0.05)	0.23	(0.28)	—	—	(0.28)	(0.05)	8.70	2.70	4,546,547	0.62	0.69	4.29	55
4/1/16 to 3/31/17	8.33	0.41	0.42	0.83	(0.41)	—	—	(0.41)	0.42	8.75	10.13	4,459,175	0.63	0.63	4.80	79
4/1/15 to 3/31/16	8.86	0.40	(0.53)	(0.13)	(0.40)	—	—	(0.40)	(0.53)	8.33	(1.50)	3,040,875	0.62	0.62	4.69	33
4/1/14 to 3/31/15	9.06	0.39	(0.20)	0.19	(0.39)	—	—	(0.39)	(0.20)	8.86	2.17	6,048,771	0.61	0.61	4.34	29
Class R6*
1/1/19 to 12/31/19	$ 8.30	0.44	0.11	0.55	(0.45)	—	—	(0.45)	0.10	8.40	6.74%	$ 552,427	0.53% (10)	0.61%	5.21%	17%
1/1/18 to 12/31/18	8.71	0.43	(0.40)	0.03	(0.44)	—	—	(0.44)	(0.41)	8.30	0.20	805,046	0.52	0.58	5.00	75
4/1/17 to 12/31/17(6)	8.76	0.29	(0.05)	0.24	(0.29)	—	—	(0.29)	(0.05)	8.71	2.78	1,277,730	0.52	0.59	4.39	55
4/1/16 to 3/31/17	8.33	0.43	0.42	0.85	(0.42)	—	—	(0.42)	0.43	8.76	10.37	1,307,701	0.52	0.52	4.94	79
4/1/15 to 3/31/16	8.86	0.41	(0.53)	(0.12)	(0.41)	—	—	(0.41)	(0.53)	8.33	(1.39)	1,127,337	0.51	0.51	4.83	33
2/1/15 to 3/31/15(11)	8.74	0.07	0.12	0.19	(0.07)	—	—	(0.07)	0.12	8.86	2.15	12,629	0.47	0.47	5.08	29

Seix High Grade Municipal Bond Fund
Class A
1/1/19 to 12/31/19	$11.62	0.21	0.67	0.88	(0.21)	—	(0.24)	(0.45)	0.43	12.05	7.67%	$ 6,893	0.75%	0.98%	1.78%	233%
1/1/18 to 12/31/18	11.94	0.31	(0.26)	0.05	(0.31)	—	(0.06)	(0.37)	(0.32)	11.62	0.44	6,767	0.80 (7)	0.95	2.63	130
4/1/17 to 12/31/17(6)	11.69	0.21	0.27	0.48	(0.22)	—	(0.01)	(0.23)	0.25	11.94	4.12	8,175	0.80	0.91	2.39	173
4/1/16 to 3/31/17	12.36	0.24	(0.22)	0.02	(0.24)	—	(0.45)	(0.69)	(0.67)	11.69	0.27	12,276	0.80	0.80	1.99	218
4/1/15 to 3/31/16	12.29	0.25	0.19	0.44	(0.25)	—	(0.12)	(0.37)	0.07	12.36	3.70	13,996	0.79	0.79	2.07	171
4/1/14 to 3/31/15	11.86	0.29	0.59	0.88	(0.29)	—	(0.16)	(0.45)	0.43	12.29	7.48	16,499	0.80	0.80	2.38	228
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix High Grade Municipal Bond Fund (Continued)
Class I
1/1/19 to 12/31/19	$11.62	0.23	0.67	0.90	(0.23)	—	(0.24)	(0.47)	0.43	12.05	7.83%	$ 53,306	0.60%	0.89%	1.91%	233%
1/1/18 to 12/31/18	11.93	0.32	(0.25)	0.07	(0.32)	—	(0.06)	(0.38)	(0.31)	11.62	0.67	41,769	0.65 (7)	0.85	2.77	130
4/1/17 to 12/31/17(6)	11.68	0.23	0.26	0.49	(0.23)	—	(0.01)	(0.24)	0.25	11.93	4.24	75,684	0.65	0.82	2.55	173
4/1/16 to 3/31/17	12.36	0.26	(0.23)	0.03	(0.26)	—	(0.45)	(0.71)	(0.68)	11.68	0.33	78,729	0.65	0.71	2.12	218
4/1/15 to 3/31/16	12.29	0.27	0.19	0.46	(0.27)	—	(0.12)	(0.39)	0.07	12.36	3.85	99,803	0.65	0.69	2.21	171
4/1/14 to 3/31/15	11.86	0.31	0.59	0.90	(0.31)	—	(0.16)	(0.47)	0.43	12.29	7.64	95,761	0.65	0.69	2.53	228

Seix High Income Fund
Class A
1/1/19 to 12/31/19	$ 5.96	0.32	0.37	0.69	(0.32)	—	—	(0.32)	0.37	6.33	11.67%	$ 25,338	0.98% (7)	1.13%	5.03%	113%
1/1/18 to 12/31/18	6.53	0.36	(0.57)	(0.21)	(0.36)	—	—	(0.36)	(0.57)	5.96	(3.42)	14,327	1.03	1.11	5.56	77
4/1/17 to 12/31/17(6)	6.46	0.28	0.07	0.35	(0.28)	— (12)	—	(0.28)	0.07	6.53	5.52	29,592	1.02	1.10	5.69	45
4/1/16 to 3/31/17	5.92	0.38	0.53	0.91	(0.37)	—	—	(0.37)	0.54	6.46	15.69	63,104	1.04	1.04	5.92	95
4/1/15 to 3/31/16	6.68	0.38	(0.75)	(0.37)	(0.39)	—	—	(0.39)	(0.76)	5.92	(5.68)	43,433	1.03	1.03	6.08	77
4/1/14 to 3/31/15	7.27	0.38	(0.38)	—	(0.38)	—	(0.21)	(0.59)	(0.59)	6.68	0.26	65,121	0.99	0.99	5.34	86
Class I
1/1/19 to 12/31/19	$ 5.95	0.33	0.38	0.71	(0.33)	—	—	(0.33)	0.38	6.33	12.12%	$ 234,101	0.74% (7)	0.90%	5.29%	113%
1/1/18 to 12/31/18	6.52	0.37	(0.57)	(0.20)	(0.37)	—	—	(0.37)	(0.57)	5.95	(3.20)	264,435	0.80	0.88	5.87	77
4/1/17 to 12/31/17(6)	6.46	0.29	0.06	0.35	(0.29)	— (12)	—	(0.29)	0.06	6.52	5.53	390,665	0.81 (7)	0.87	5.93	45
4/1/16 to 3/31/17	5.92	0.39	0.54	0.93	(0.39)	—	—	(0.39)	0.54	6.46	15.95	456,928	0.80	0.81	6.15	95
4/1/15 to 3/31/16	6.67	0.40	(0.75)	(0.35)	(0.40)	—	—	(0.40)	(0.75)	5.92	(5.31)	546,793	0.79	0.79	6.34	77
4/1/14 to 3/31/15	7.26	0.40	(0.38)	0.02	(0.40)	—	(0.21)	(0.61)	(0.59)	6.67	0.47	753,851	0.77	0.77	5.63	86
Class R6*
1/1/19 to 12/31/19	$ 5.95	0.33	0.38	0.71	(0.34)	—	—	(0.34)	0.37	6.32	12.08%	$ 36,912	0.61% (7)	0.76%	5.30%	113%
1/1/18 to 12/31/18	6.52	0.38	(0.57)	(0.19)	(0.38)	—	—	(0.38)	(0.57)	5.95	(3.05)	4,927	0.64	0.75	6.03	77
4/1/17 to 12/31/17(6)	6.45	0.30	0.07	0.37	(0.30)	— (12)	—	(0.30)	0.07	6.52	5.82	5,898	0.64	0.73	6.09	45
4/1/16 to 3/31/17	5.92	0.40	0.53	0.93	(0.40)	—	—	(0.40)	0.53	6.45	15.96	4,125	0.64	0.64	6.26	95
4/1/15 to 3/31/16	6.68	0.40	(0.75)	(0.35)	(0.41)	—	—	(0.41)	(0.76)	5.92	(5.30)	1,117	0.63	0.63	6.27	77
8/1/14 to 3/31/15(13)	7.22	0.28	(0.33)	(0.05)	(0.28)	—	(0.21)	(0.49)	(0.54)	6.68	(0.51)	3,455	0.63	0.63	5.99	86

Seix High Yield Fund
Class A
1/1/19 to 12/31/19	$ 7.62	0.38	0.57	0.95	(0.38)	—	—	(0.38)	0.57	8.19	12.64%	$ 4,623	0.82%	1.04%	4.70%	98%
1/1/18 to 12/31/18	8.21	0.43	(0.59)	(0.16)	(0.43)	—	—	(0.43)	(0.59)	7.62	(2.07)	2,910	0.82	1.02	5.32	59
4/1/17 to 12/31/17(6)	8.16	0.34	0.03	0.37	(0.30)	(0.02)	—	(0.32)	0.05	8.21	4.63	4,810	0.83 (7)	0.97	5.43	41
4/1/16 to 3/31/17	7.61	0.44	0.55	0.99	(0.44)	—	—	(0.44)	0.55	8.16	13.20	6,214	0.82	0.82	5.51	87
4/1/15 to 3/31/16	8.51	0.44	(0.89)	(0.45)	(0.45)	—	—	(0.45)	(0.90)	7.61	(5.36)	7,463	0.84	0.84	5.48	76
4/1/14 to 3/31/15	9.72	0.51	(0.43)	0.08	(0.50)	—	(0.79)	(1.29)	(1.21)	8.51	1.24	8,110	0.87	0.87	5.31	72
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix High Yield Fund (Continued)
Class I
1/1/19 to 12/31/19	$ 7.82	0.41	0.58	0.99	(0.40)	—	—	(0.40)	0.59	8.41	12.91%	$ 292,284	0.64%	0.77%	4.93%	98%
1/1/18 to 12/31/18	8.41	0.45	(0.58)	(0.13)	(0.46)	—	—	(0.46)	(0.59)	7.82	(1.70)	286,931	0.64	0.76	5.53	59
4/1/17 to 12/31/17(6)	8.37	0.34	0.04	0.38	(0.32)	(0.02)	—	(0.34)	0.04	8.41	4.64	403,198	0.65 (7)	0.73	5.38	41
4/1/16 to 3/31/17	7.80	0.46	0.57	1.03	(0.46)	—	—	(0.46)	0.57	8.37	13.48	483,080	0.64	0.64	5.65	87
4/1/15 to 3/31/16	8.73	0.47	(0.92)	(0.45)	(0.48)	—	—	(0.48)	(0.93)	7.80	(5.23)	523,206	0.61	0.61	5.71	76
4/1/14 to 3/31/15	9.95	0.54	(0.43)	0.11	(0.54)	—	(0.79)	(1.33)	(1.22)	8.73	1.53	695,060	0.58	0.58	5.63	72
Class R6*
1/1/19 to 12/31/19	$ 7.82	0.40	0.60	1.00	(0.41)	—	—	(0.41)	0.59	8.41	13.03%	$ 5,645	0.53%	0.67%	4.89%	98%
1/1/18 to 12/31/18	8.42	0.44	(0.58)	(0.14)	(0.46)	—	—	(0.46)	(0.60)	7.82	(1.74)	1,009	0.53	0.64	5.31	59
4/1/17 to 12/31/17(6)	8.37	0.35	0.05	0.40	(0.33)	(0.02)	—	(0.35)	0.05	8.42	4.85	45,035	0.54 (7)	0.62	5.50	41
8/1/16 to 3/31/17(14)	8.17	0.33	0.18	0.51	(0.31)	—	—	(0.31)	0.20	8.37	6.34	42,695	0.54	0.54	5.86	87

Seix Investment Grade Tax-Exempt Bond Fund
Class A
1/1/19 to 12/31/19	$11.45	0.19	0.55	0.74	(0.19)	—	(0.28)	(0.47)	0.27	11.72	6.54%	$ 9,329	0.75% (7)	1.00%	1.65%	203%
1/1/18 to 12/31/18	11.75	0.28	(0.23)	0.05	(0.28)	—	(0.07)	(0.35)	(0.30)	11.45	0.45	9,999	0.80 (7)	1.00	2.47	105
4/1/17 to 12/31/17(6)	11.65	0.22	0.10	0.32	(0.22)	—	—	(0.22)	0.10	11.75	2.76	11,066	0.80	0.96	2.46	130
4/1/16 to 3/31/17	12.24	0.26	(0.32)	(0.06)	(0.26)	—	(0.27)	(0.53)	(0.59)	11.65	(0.48)	20,281	0.80	0.92	2.16	138
4/1/15 to 3/31/16	12.30	0.26	0.08	0.34	(0.26)	—	(0.14)	(0.40)	(0.06)	12.24	2.89	24,861	0.80	0.93	2.17	139
4/1/14 to 3/31/15	12.14	0.29	0.32	0.61	(0.29)	—	(0.16)	(0.45)	0.16	12.30	5.09	29,439	0.80	0.91	2.37	144
Class I
1/1/19 to 12/31/19	$11.43	0.21	0.55	0.76	(0.21)	—	(0.28)	(0.49)	0.27	11.70	6.71%	$ 295,280	0.60% (7)	0.81%	1.80%	203%
1/1/18 to 12/31/18	11.73	0.30	(0.23)	0.07	(0.30)	—	(0.07)	(0.37)	(0.30)	11.43	0.60	307,001	0.65 (7)	0.80	2.61	105
4/1/17 to 12/31/17(6)	11.64	0.23	0.09	0.32	(0.23)	—	—	(0.23)	0.09	11.73	2.79	463,968	0.65	0.76	2.62	130
4/1/16 to 3/31/17	12.22	0.28	(0.31)	(0.03)	(0.28)	—	(0.27)	(0.55)	(0.58)	11.64	(0.24)	519,784	0.65	0.70	2.30	138
4/1/15 to 3/31/16	12.29	0.28	0.07	0.35	(0.28)	—	(0.14)	(0.42)	(0.07)	12.22	2.96	629,435	0.65	0.68	2.32	139
4/1/14 to 3/31/15	12.13	0.31	0.32	0.63	(0.31)	—	(0.16)	(0.47)	0.16	12.29	5.25	657,851	0.65	0.68	2.53	144

Seix Short-Term Bond Fund
Class A
1/1/19 to 12/31/19	$ 9.83	0.17	0.13	0.30	(0.17)	—	—	(0.17)	0.13	9.96	3.08%	$ 2,300	0.80%	1.81%	1.73%	77%
1/1/18 to 12/31/18	9.90	0.14	(0.06)	0.08	(0.14)	(0.01)	—	(0.15)	(0.07)	9.83	0.81	2,028	0.80	1.68	1.43	93
4/1/17 to 12/31/17(6)	9.95	0.07	(0.04)	0.03	(0.07)	(0.01)	—	(0.08)	(0.05)	9.90	0.27	2,210	0.80	1.26	0.89	145
4/1/16 to 3/31/17	10.01	0.06	(0.06)	—	(0.06)	—	—	(0.06)	(0.06)	9.95	0.03	2,308	0.80	0.80	0.58	129
4/1/15 to 3/31/16	10.00	0.04	0.02	0.06	(0.05)	—	—	(0.05)	0.01	10.01	0.58	2,104	0.80	0.81	0.38	87
4/1/14 to 3/31/15	9.98	0.04	0.02	0.06	(0.04)	—	—	(0.04)	0.02	10.00	0.63	2,316	0.80	0.81	0.37	199
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix Short-Term Bond Fund (Continued)
Class C
1/1/19 to 12/31/19	$ 9.83	0.09	0.13	0.22	(0.09)	—	—	(0.09)	0.13	9.96	2.29%	$ 733	1.57%	2.58%	0.95%	77%
1/1/18 to 12/31/18	9.89	0.07	(0.06)	0.01	(0.06)	(0.01)	—	(0.07)	(0.06)	9.83	0.14	1,461	1.57	2.48	0.66	93
4/1/17 to 12/31/17(6)	9.94	0.02	(0.05)	(0.03)	(0.01)	(0.01)	—	(0.02)	(0.05)	9.89	(0.26)	1,257	1.48	2.04	0.21	145
4/1/16 to 3/31/17	10.00	— (12)	(0.06)	(0.06)	—	—	—	—	(0.06)	9.94	(0.57)	1,310	1.40	1.57	(0.03)	129
4/1/15 to 3/31/16	10.00	(0.01)	0.01	—	— (12)	—	—	— (12)	—	10.00	—	1,742	1.29	1.58	(0.10)	87
4/1/14 to 3/31/15	9.97	(0.01)	0.04	0.03	— (12)	—	—	— (12)	0.03	10.00	0.31	1,730	1.22	1.58	(0.06)	199
Class I
1/1/19 to 12/31/19	$ 9.80	0.19	0.13	0.32	(0.19)	—	—	(0.19)	0.13	9.93	3.29%	$ 5,155	0.60%	1.61%	1.93%	77%
1/1/18 to 12/31/18	9.86	0.16	(0.05)	0.11	(0.16)	(0.01)	—	(0.17)	(0.06)	9.80	1.11	5,719	0.60	1.43	1.62	93
4/1/17 to 12/31/17(6)	9.92	0.08	(0.05)	0.03	(0.08)	(0.01)	—	(0.09)	(0.06)	9.86	0.31	7,918	0.60	0.91	1.05	145
4/1/16 to 3/31/17	9.98	0.08	(0.06)	0.02	(0.08)	—	—	(0.08)	(0.06)	9.92	0.23	52,024	0.60	0.69	0.77	129
4/1/15 to 3/31/16	9.98	0.06	0.01	0.07	(0.07)	—	—	(0.07)	—	9.98	0.68	49,749	0.60	0.68	0.58	87
4/1/14 to 3/31/15	9.95	0.05	0.04	0.09	(0.06)	—	—	(0.06)	0.03	9.98	0.93	50,689	0.60	0.67	0.52	199

Seix Short-Term Municipal Bond Fund
Class A
1/1/19 to 12/31/19	$ 9.92	0.12	0.23	0.35	(0.12)	—	(0.12)	(0.24)	0.11	10.03	3.54%	$ 1,535	0.65%	1.17%	1.15%	77%
1/1/18 to 12/31/18	9.91	0.09	0.02	0.11	(0.10)	—	— (12)	(0.10)	0.01	9.92	1.10	1,411	0.65	1.05	0.96	50
4/1/17 to 12/31/17(6)	9.93	0.05	(0.01)	0.04	(0.05)	—	(0.01)	(0.06)	(0.02)	9.91	0.39	1,765	0.65	0.95	0.70	56
4/1/16 to 3/31/17	9.98	0.05	(0.03)	0.02	(0.06)	—	(0.01)	(0.07)	(0.05)	9.93	0.26	1,810	0.65	0.74	0.54	59
4/1/15 to 3/31/16	10.00	0.02	— (12)	0.02	(0.02)	—	(0.02)	(0.04)	(0.02)	9.98	0.23	7,354	0.67	0.72	0.24	82
4/1/14 to 3/31/15	9.99	0.03	0.08	0.11	(0.03)	—	(0.07)	(0.10)	0.01	10.00	1.06	3,863	0.70	0.75	0.26	148
Class I
1/1/19 to 12/31/19	$ 9.93	0.13	0.23	0.36	(0.13)	—	(0.12)	(0.25)	0.11	10.04	3.71%	$ 10,833	0.48%	1.05%	1.34%	77%
1/1/18 to 12/31/18	9.91	0.11	0.02	0.13	(0.11)	—	— (12)	(0.11)	0.02	9.93	1.37	19,043	0.48	0.89	1.12	50
4/1/17 to 12/31/17(6)	9.93	0.07	(0.01)	0.06	(0.07)	—	(0.01)	(0.08)	(0.02)	9.91	0.52	31,289	0.48	0.81	0.87	56
4/1/16 to 3/31/17	9.98	0.08	(0.04)	0.04	(0.08)	—	(0.01)	(0.09)	(0.05)	9.93	0.40	26,710	0.48	0.66	0.75	59
4/1/15 to 3/31/16	10.00	0.04	— (12)	0.04	(0.04)	—	(0.02)	(0.06)	(0.02)	9.98	0.41	32,184	0.51	0.62	0.41	82
4/1/14 to 3/31/15	9.99	0.04	0.08	0.12	(0.04)	—	(0.07)	(0.11)	0.01	10.00	1.21	38,669	0.55	0.62	0.42	148

Seix Total Return Bond Fund
Class A
1/1/19 to 12/31/19	$10.52	0.22	0.48	0.70	(0.13)	(0.06)	—	(0.19)	0.51	11.03	6.69%	$ 24,861	0.70%	0.94%	2.04%	190%
1/1/18 to 12/31/18	10.77	0.23	(0.28)	(0.05)	(0.20)	—	—	(0.20)	(0.25)	10.52	(0.48)	10,717	0.70	0.85	2.18	169
4/1/17 to 12/31/17(6)	10.77	0.15	—	0.15	(0.09)	(0.06)	—	(0.15)	—	10.77	1.37	13,227	0.71 (7)	0.84	1.86	150
4/1/16 to 3/31/17	11.02	0.20	(0.06)	0.14	(0.22)	—	(0.17)	(0.39)	(0.25)	10.77	1.22	27,284	0.70	0.70	1.85	210
4/1/15 to 3/31/16	11.11	0.17	(0.06)	0.11	(0.19)	—	(0.01)	(0.20)	(0.09)	11.02	1.02	32,366	0.71	0.71	1.55	181
4/1/14 to 3/31/15	10.77	0.21	0.35	0.56	(0.22)	—	—	(0.22)	0.34	11.11	5.28	43,401	0.71	0.71	1.90	173
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix Total Return Bond Fund (Continued)
Class I
1/1/19 to 12/31/19	$10.17	0.24	0.48	0.72	(0.15)	(0.06)	—	(0.21)	0.51	10.68	7.12%	$ 220,036	0.46%	0.59%	2.32%	190%
1/1/18 to 12/31/18	10.42	0.24	(0.28)	(0.04)	(0.21)	—	—	(0.21)	(0.25)	10.17	(0.32)	335,999	0.46	0.55	2.39	169
4/1/17 to 12/31/17(6)	10.42	0.17	(0.01)	0.16	(0.10)	(0.06)	—	(0.16)	—	10.42	1.56	681,009	0.46	0.53	2.15	150
4/1/16 to 3/31/17	10.67	0.22	(0.07)	0.15	(0.23)	—	(0.17)	(0.40)	(0.25)	10.42	1.44	790,997	0.46	0.46	2.10	210
4/1/15 to 3/31/16	10.75	0.19	(0.05)	0.14	(0.21)	—	(0.01)	(0.22)	(0.08)	10.67	1.35	971,159	0.45	0.45	1.82	181
4/1/14 to 3/31/15	10.43	0.23	0.34	0.57	(0.25)	—	—	(0.25)	0.32	10.75	5.47	972,117	0.44	0.44	2.17	173
Class R6*
1/1/19 to 12/31/19	$10.17	0.26	0.46	0.72	(0.16)	(0.06)	—	(0.22)	0.50	10.67	7.18%	$ 61,313	0.31%	0.45%	2.51%	190%
1/1/18 to 12/31/18	10.42	0.26	(0.28)	(0.02)	(0.23)	—	—	(0.23)	(0.25)	10.17	(0.17)	70,626	0.31	0.44	2.55	169
4/1/17 to 12/31/17(6)	10.42	0.19	(0.02)	0.17	(0.11)	(0.06)	—	(0.17)	—	10.42	1.68	145,096	0.31	0.40	2.38	150
4/1/16 to 3/31/17	10.67	0.25	(0.08)	0.17	(0.25)	—	(0.17)	(0.42)	(0.25)	10.42	1.58	101,022	0.31	0.31	2.40	210
4/1/15 to 3/31/16	10.75	0.21	(0.06)	0.15	(0.22)	—	(0.01)	(0.23)	(0.08)	10.67	1.49	56,133	0.31	0.31	1.95	181
8/1/14 to 3/31/15(13)	10.56	0.16	0.20	0.36	(0.17)	—	—	(0.17)	0.19	10.75	3.39	71,520	0.31	0.31	2.20	173

Seix U.S. Government Securities Ultra-Short Bond Fund
Class A
1/1/19 to 12/31/19	$ 9.99	0.19	0.02	0.21	(0.20)	—	—	(0.20)	0.01	10.00	2.11%	$ 13,741	0.65% (15)	0.65%	1.91%	63%
7/24/18 to 12/31/18(16)	10.00	0.09	(0.01)	0.08	(0.08)	(0.01)	—	(0.09)	(0.01)	9.99	0.79	5,497	0.63 (15)	0.63	2.10	28 (17)
Class I
1/1/19 to 12/31/19	$ 9.99	0.23	—	0.23	(0.22)	—	—	(0.22)	0.01	10.00	2.36%	$ 864,548	0.41%	0.50%	2.27%	63%
1/1/18 to 12/31/18	10.01	0.19	(0.01)	0.18	(0.19)	(0.01)	—	(0.20)	(0.02)	9.99	1.83	1,232,473	0.41	0.50	1.89	28
4/1/17 to 12/31/17(6)	10.03	0.09	(0.01)	0.08	(0.09)	(0.01)	—	(0.10)	(0.02)	10.01	0.82	1,343,042	0.41	0.47	1.17	48
4/1/16 to 3/31/17	10.03	0.07	0.03	0.10	(0.10)	—	—	(0.10)	—	10.03	0.98	1,367,242	0.42	0.42	0.72	77
4/1/15 to 3/31/16	10.12	0.06	(0.07)	(0.01)	(0.08)	—	—	(0.08)	(0.09)	10.03	(0.11)	1,557,899	0.41	0.41	0.57	52
4/1/14 to 3/31/15	10.12	0.06	0.02	0.08	(0.08)	—	—	(0.08)	—	10.12	0.77	1,665,888	0.39	0.39	0.55	34
Class R6*
1/1/19 to 12/31/19	$10.00	0.24	0.01	0.25	(0.24)	—	—	(0.24)	0.01	10.01	2.51%	$ 25,521	0.26%	0.37%	2.39%	63%
1/1/18 to 12/31/18	10.03	0.20	(0.01)	0.19	(0.21)	(0.01)	—	(0.22)	(0.03)	10.00	1.88	32,940	0.26	0.37	2.01	28
4/1/17 to 12/31/17(6)	10.04	0.10	— (12)	0.10	(0.10)	(0.01)	—	(0.11)	(0.01)	10.03	1.04	43,072	0.26	0.33	1.32	48
8/1/16 to 3/31/17(14)	10.04	0.08	—	0.08	(0.08)	—	—	(0.08)	—	10.04	0.77	32,657	0.26	0.26	1.12	77

Seix U.S. Mortgage Fund
Class A
1/1/19 to 12/31/19	$10.87	0.22	0.42	0.64	(0.22)	(0.01)	—	(0.23)	0.41	11.28	5.94%	$ 6,657	0.90%	1.74%	1.97%	101%
1/1/18 to 12/31/18	11.09	0.20	(0.17)	0.03	(0.20)	(0.05)	—	(0.25)	(0.22)	10.87	0.31	3,727	0.90	2.01	1.88	129
4/1/17 to 12/31/17(6)	11.10	0.12	0.04	0.16	(0.11)	(0.06)	—	(0.17)	(0.01)	11.09	1.45	2,566	0.90	1.59	1.48	89
4/1/16 to 3/31/17	11.31	0.05	(0.04)	0.01	(0.18)	—	(0.04)	(0.22)	(0.21)	11.10	0.04	3,594	0.90	0.98	0.41	118
4/1/15 to 3/31/16	11.29	0.08	0.11	0.19	(0.17)	—	—	(0.17)	0.02	11.31	1.72	6,560	0.90	1.10	0.76	223
4/1/14 to 3/31/15	10.88	0.16	0.47	0.63	(0.22)	—	—	(0.22)	0.41	11.29	5.86	5,201	0.89	1.43	1.45	165
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix U.S. Mortgage Fund (Continued)
Class C
1/1/19 to 12/31/19	$10.89	0.14	0.41	0.55	(0.13)	(0.01)	—	(0.14)	0.41	11.30	5.09%	$ 383	1.65%	1.99%	1.29%	101%
1/1/18 to 12/31/18	11.11	0.12	(0.17)	(0.05)	(0.12)	(0.05)	—	(0.17)	(0.22)	10.89	(0.43)	3,174	1.65	2.00	1.09	129
4/1/17 to 12/31/17(6)	11.11	0.05	0.06	0.11	(0.05)	(0.06)	—	(0.11)	—	11.11	0.99	3,722	1.62	1.98	0.65	89
4/1/16 to 3/31/17	11.33	(0.03)	(0.06)	(0.09)	(0.09)	—	(0.04)	(0.13)	(0.22)	11.11	(0.79)	4,301	1.65	1.71	0.26	118
4/1/15 to 3/31/16	11.32	— (12)	0.10	0.10	(0.09)	—	—	(0.09)	0.01	11.33	0.88	5,478	1.65	1.79	0.01	223
4/1/14 to 3/31/15	10.90	0.09	0.47	0.56	(0.14)	—	—	(0.14)	0.42	11.32	5.15	3,989	1.65	2.15	0.79	165
Class I
1/1/19 to 12/31/19	$10.89	0.24	0.42	0.66	(0.24)	(0.01)	—	(0.25)	0.41	11.30	6.13%	$ 14,476	0.70%	1.10%	2.19%	101%
1/1/18 to 12/31/18	11.11	0.22	(0.17)	0.05	(0.22)	(0.05)	—	(0.27)	(0.22)	10.89	0.52	17,615	0.70	1.08	2.05	129
4/1/17 to 12/31/17(6)	11.12	0.13	0.05	0.18	(0.13)	(0.06)	—	(0.19)	(0.01)	11.11	1.60	18,967	0.70	1.08	1.52	89
4/1/16 to 3/31/17	11.33	0.07	(0.04)	0.03	(0.20)	—	(0.04)	(0.24)	(0.21)	11.12	0.24	17,620	0.70	0.86	0.66	118
4/1/15 to 3/31/16	11.32	0.12	0.09	0.21	(0.20)	—	—	(0.20)	0.01	11.33	1.84	25,068	0.70	0.86	1.03	223
4/1/14 to 3/31/15	10.90	0.19	0.48	0.67	(0.25)	—	—	(0.25)	0.42	11.32	6.16	3,650	0.69	1.26	1.75	165

Seix Ultra-Short Bond Fund
Class A
1/1/19 to 12/31/19	$ 9.92	0.21	0.04	0.25	(0.21)	—	—	(0.21)	0.04	9.96	2.58%	$ 3,111	0.65%	0.83%	2.07%	97%
7/24/18 to 12/31/18(16)	9.97	0.11	(0.06)	0.05	(0.10)	—	—	(0.10)	(0.05)	9.92	0.48	1,698	0.65	0.84	2.46	112 (17)
Class I
1/1/19 to 12/31/19	$ 9.91	0.24	0.04	0.28	(0.24)	—	—	(0.24)	0.04	9.95	2.84%	$ 48,183	0.40%	0.61%	2.42%	97%
1/1/18 to 12/31/18	9.97	0.22	(0.06)	0.16	(0.22)	—	—	(0.22)	(0.06)	9.91	1.61	60,041	0.40	0.62	2.21	112
4/1/17 to 12/31/17(6)	9.96	0.11	0.01	0.12	(0.11)	—	—	(0.11)	0.01	9.97	1.21	59,548	0.42 (7)	0.56	1.44	53
4/1/16 to 3/31/17	9.93	0.10	0.04	0.14	(0.11)	—	—	(0.11)	0.03	9.96	1.41	87,344	0.40	0.40	1.05	142
4/1/15 to 3/31/16	9.97	0.08	(0.04)	0.04	(0.08)	—	—	(0.08)	(0.04)	9.93	0.42	104,950	0.38	0.38	0.77	59
4/1/14 to 3/31/15	9.98	0.06	— (12)	0.06	(0.07)	—	—	(0.07)	(0.01)	9.97	0.55	142,680	0.37	0.37	0.57	54

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
*	On September 18, 2017, Class IS shares were renamed Class R6 shares.
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	The Fund changed its fiscal year end to December 31 during the period.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	Class R6 (formerly IS) commenced operations on August 3, 2015 for the predecessor fund (see Note 1).
(9)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(10)	Ratio of net expenses, before interest expense, was 0.94%, 1.52%, 0.62% and 0.52% for Class A, Class C, Class I, and Class R6, respectively, for the period ended December 31, 2019.
(11)	Class R6 (formerly IS) commenced operations on February 2, 2015 for the predecessor fund (see Note 1).
(12)	Amount is less than $0.005 per share.
(13)	Class R6 (formerly IS) commenced operations on August 1, 2014 for the predecessor fund (see Note 1).
(14)	Class R6 (formerly IS) commenced operations on August 1, 2016 for the predecessor fund (see Note 1).
(15)	The share class is currently under its expense limitation.
(16)	Class A commenced operations on July 24, 2018.
(17)	Portfolio turnover is representative of the Fund for the entire period.
See Notes to Financial Statements

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2019
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 20 funds of the Trust are offered for sale, of which 13 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
Before each Fund identified below commenced operations, on July 14, 2017, all of the property, assets and liabilities of the corresponding fund identified as its respective Predecessor Fund (“Predecessor Fund”) were transferred to the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a “RidgeWorth Reorganization”) between the Trust, on behalf of the Funds, and RidgeWorth Funds, on behalf of the Predecessor Funds. As a result of each RidgeWorth Reorganization, the applicable Fund assumed the performance and accounting history of its corresponding Predecessor Fund. Financial information included for the dates prior to the RidgeWorth Reorganizations is that of the Predecessor Funds.
Predecessor Fund	Fund
RidgeWorth Seix Core Bond Fund	Seix Core Bond Fund
RidgeWorth Seix Corporate Bond Fund	Seix Corporate Bond Fund
RidgeWorth Seix Floating Rate High Income Fund	Seix Floating Rate High Income Fund
RidgeWorth Seix High Grade Municipal Bond Fund	Seix High Grade Municipal Bond Fund
RidgeWorth Seix High Income Fund	Seix High Income Fund
RidgeWorth Seix High Yield Fund	Seix High Yield Fund
RidgeWorth Seix Investment Grade Tax-Exempt Bond Fund	Seix Investment Grade Tax-Exempt Bond Fund
RidgeWorth Seix Short-Term Bond Fund	Seix Short-Term Bond Fund
RidgeWorth Seix Short-Term Municipal Bond Fund	Seix Short-Term Municipal Bond Fund
RidgeWorth Seix Total Return Bond Fund	Seix Total Return Bond Fund
RidgeWorth Seix U.S. Government Securities Ultra-Short Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund
RidgeWorth Seix U.S. Mortgage Fund	Seix U.S. Mortgage Fund
RidgeWorth Seix Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
The Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, Seix Short-Term Municipal Bond Fund and Seix Ultra-Short Bond Fund offer Class I shares and Class A shares. The Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund, Seix Total Return Fund, and Seix U.S. Government Securities Ultra-Short Bond Fund offers Class A shares, Class I shares and Class R6 shares. The Seix Floating Rate High Income Fund offers Class A shares, Class C shares, Class I shares and Class R6 shares. The remaining Funds offer Class A shares, Class C shares and Class I shares.
Class A shares of the Funds are sold with a front-end sales charge of up to 3.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 12 months for the Seix Short-Term Bond Fund, Seix Short-Term Municipal Bond Fund and Seix U.S. Mortgage Fund, and 18 months for all other Funds (except the Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund, which are not subject to a CDSC). The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
On December 5, 2019, all Class R shares for the Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund, and Seix Total Return Bond Fund were converted into Class A shares of the respective Fund.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low Balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2019, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2016 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
H.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
As of December 31, 2019, the Funds had the following unfunded loan commitments:

Unfunded Loan Commitment
Seix Floating Rate
High Income
Borrower	Fund
Connect US Finco LLC	$6,902
U.S. Silica Co.	1,890
J.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2019, the securities loaned were subject to a MSLA on a net payment basis as follows:

Fund	Counterparty	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Seix High Income Fund	BNYM	$6,545	$6,545	$—
Seix High Yield Fund	BNYM	2,180	2,180	—

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the fiscal period, the Seix Total Return Bond Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
B.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Deposits with prime broker”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the period, the Seix Corporate Bond Fund and Seix Total Return Bond Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the financial statements as of December 31, 2019:

	Fair Value of Derivative Financial Instruments as of December 31, 2019
	Derivative Liabilities
		Seix Corporate Bond Fund	Seix Total Return Bond Fund
Primary Risk	Statements of Assets and Liabilities Location	Value	Value
Credit contracts	Swaps at value	$535	$3,935
Total		$535	$3,935

The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended December 31, 2019
Net Realized Gain (Loss) From
	Seix Corporate Bond Fund	Seix Total Return Bond Fund
Foreign currency exchange contracts:
Forward foreign currency transactions(1)	$ —	$ 1,765
Credit contracts:
Swaps (2)	(239)	(2,646)
Total	$(239)	$ (881)

(1) Included in net realized gain (loss) from forward foreign currency transactions within the Statements of Operations.
(2) Included in net realized gain (loss) from swaps within the Statements of Operations.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended December 31, 2019
Net Change in Unrealized Appreciation/(Depreciation) on
	Seix Corporate Bond Fund	Seix Total Return Bond Fund
Foreign currency exchange contracts:
Forward foreign currency transactions(1)	$ —	$ (100)
Credit contracts:
Swaps (2)	(197)	(1,432)
Total	$(197)	$(1,532)

(1) Included in net change in unrealized appreciation (depreciation) from forward foreign currency transactions within the Statements of Operations.
(2) Included in net change in unrealized appreciation (depreciation) from swaps within the Statement of Operations.
The daily average values (unless otherwise specified) of the derivatives held by the Funds in the tables shown below indicate the volume of derivative activity for each applicable Fund for the period ended December 31, 2019.
	Seix Corporate Bond Fund	Seix Total Return Bond Fund
Forward Foreign Currency Exchange Purchase Contracts(1)	$ 6	$ 75,764
Forward Foreign Currency Exchange Sale Contracts(2)	—	(33,979)
Credit Default Swap Agreements - Buy Protection(3)	209	2,016

(1) Average value of currency purchased.
(2) Average value of currency sold.
(3) Notional amount.
C.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
D.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At December 31, 2019, the Funds’ derivative assets and liabilities (by type) are as follows:
	Seix Corporate Bond Fund		Seix Total Return Bond Fund
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Swaps	$—	$ 535	$—	$ 3,935
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$ 535	$—	$ 3,935
Derivatives not subject to a MNA or similar agreement	—	(481)	—	(3,388)
Total assets and liabilities subject to a MNA	$—	$ 54	$—	$ 547

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of December 31, 2019.
Seix Corporate Bond Fund
Counterparty	Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase bank NA	$54	$—	$—	$—	$54
Total	$54	$—	$—	$—	$54

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Seix Total Return Bond Fund
Counterparty	Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(1)
JPMorgan Chase Bank NA	$547	$—	$(547)	$—	$—
Total	$547	$—	$(547)	$—	$—
        (1) The value of the related collateral received (pledged) exceeded the value of the net position as of December 31, 2019.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Seix Core Bond Fund	0.25%
Seix Corporate Bond Fund	0.40
Seix Floating Rate High Income Fund	0.45
Seix High Grade Municipal Bond Fund	0.50
Seix High Income Fund	0.55
Seix High Yield Fund	0.45
Seix Investment Grade Tax-Exempt Bond Fund	0.50
Seix Short-Term Bond Fund	0.40
Seix Short-Term Municipal Bond Fund	0.35
Seix Total Return Bond Fund	0.25
Seix U.S. Government Securities Ultra-Short Bond Fund	0.20
Seix U.S. Mortgage Fund	0.40
Seix Ultra-Short Bond Fund	0.22
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
First $500 million = none — no discount from full fee
Next $500 million = 5% discount from full fee
Next $4 billion = 10% discount from full fee
Over $5 billion = 15% discount from full fee
B.	Subadviser
The subadviser manages the investments of each Fund, for which it is paid a fee by the Adviser. Seix Investment Advisors LLC, an indirect, wholly owned subsidiary of Virtus, is the subadviser to the Funds.
C.	Expense Limits and Fee Waivers
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2020 (except as noted). Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Seix Core Bond Fund	0.64%	N/A %	0.50%	0.36%
Seix Corporate Bond Fund	0.95	1.65	0.70	N/A
Seix Floating Rate High Income Fund	0.94 ‡	1.52	0.62	0.52
Seix High Grade Municipal Bond Fund	0.75	N/A	0.60	N/A

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Fund	Class A	Class C	Class I	Class R6
Seix High Income Fund(1)	0.93%	N/A %	0.68%	0.59%
Seix High Yield Fund	0.82	N/A	0.64	0.53
Seix Investment Grade Tax-Exempt Bond Fund(2)	0.73	N/A	0.58	N/A
Seix Short-Term Bond Fund	0.80	1.57	0.60	N/A
Seix Short-Term Municipal Bond Fund	0.65	N/A	0.48	N/A
Seix Total Return Bond Fund	0.70	N/A	0.46	0.31
Seix U.S. Government Securities Ultra-Short Bond Fund	0.66	N/A	0.41	0.26
Seix U.S. Mortgage Fund	0.90	1.65	0.70	N/A
Seix Ultra-Short Bond Fund	0.65	N/A	0.40	N/A
‡	Each share class is currently below its expense cap.
(1)	Effective July 1, 2019 through April 30, 2020. For the period January 1, 2019 through June 30, 2019, the expense cap for Class A, Class I and Class R6 were as follows: 1.03%, 0.80% and 0.64%, respectively.
(2)	Effective December 1, 2019 through April 30, 2021. For the period January 1, 2019 through November 30, 2019, the expense cap for Class A and Class I were as follows: 0.75% and 0.60%, respectively.
From January 1, 2019 through September 24, 2019, the exclusions included front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any). As of September 25, 2019, the exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Fund	2020	2021	2022	Total
Seix Core Bond Fund
Class A	$ 10	$ 19	$ 17	$ 46
Class I	115	190	174	479
Class R6	2	3	1	6
Seix Corporate Bond Fund
Class A	2	1	8	11
Class C	18	28	2	48
Class I	47	53	61	161
Seix Floating Rate High Income Fund
Class A	—	—	— (1)	— (1)
Class C	15	49	51	115
Class I	2,269	3,727	3,400	9,396
Class R6	709	733	514	1,956
Seix High Grade Municipal Bond Fund
Class A	7	11	16	34
Class I	102	135	132	369
Seix High Income Fund
Class A	14	17	26	57
Class I	179	282	413	874
Class R6	3	6	46	55
Seix High Yield Fund
Class A	4	8	8	20
Class I	263	422	391	1,076
Class R6	26	13	2	41

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Expiration
Fund	2020	2021	2022	Total
Seix Investment Grade Tax-Exempt Bond Fund
Class A	$ 20	$ 22	$ 25	$ 67
Class I	481	616	672	1,769
Seix Short-Term Bond Fund
Class A	7	17	24	48
Class C	2	8	9	19
Class I	83	57	51	191
Seix Short-Term Municipal Bond Fund
Class A	5	6	8	19
Class I	90	95	78	263
Seix Total Return Bond Fund
Class A	17	19	26	62
Class I	334	485	362	1,181
Class R6	78	162	92	332
Seix U.S. Government Securities Ultra-Short Bond Fund
Class I	560	1,107	1,095	2,762
Class R6	29	42	34	105
Seix U.S. Mortgage Fund
Class A	16	35	53	104
Class C	5	12	2	19
Class I	64	69	63	196
Seix Ultra-Short Bond Fund
Class A	—	1	4	5
Class I	74	120	125	319
(1)	Amount is less than $500.
During the year ended December 31, 2019, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class C	Total
Seix Corporate Bond Fund	$ —	$— (1)	$ — (1)
Seix Floating Rate High Income Fund	13	—	13
Seix U.S. Government Securities Ultra-Short Bond Fund	— (1)	—	— (1)
Seix U.S. Mortgage Fund	—	— (1)	— (1)
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended December 31, 2019, it retained net commissions of $7 for Class A shares and CDSC of $0 and $5 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares (0.15% for Seix High Grade Municipal Bond Fund and Seix Short-Term Municipal Bond Fund, and 0.20% for Seix Short-Term Bond Fund and Seix U.S. Mortgage Fund), and 1.00% for Class C shares; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended December 31, 2019, the Funds incurred administration fees totaling $6,911 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended December 31, 2019, the Funds incurred transfer agent fees totaling $3,098 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2019.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended December 31, 2019, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$ 22,911	$ 33,570
Seix Corporate Bond Fund	43,920	48,237
Seix Floating Rate High Income Fund	708,923	2,701,015
Seix High Grade Municipal Bond Fund	115,502	113,502
Seix High Income Fund	344,529	360,992
Seix High Yield Fund	283,484	295,316
Seix Investment Grade Tax-Exempt Bond Fund	617,745	670,213
Seix Short-Term Bond Fund	1,052	2,060
Seix Short-Term Municipal Bond Fund	10,753	19,385
Seix Total Return Bond Fund	64,982	101,412
Seix U.S. Mortgage Fund	190	913
Seix Ultra-Short Bond Fund	34,006	34,631
Purchases and sales of long-term U.S. Government and agency securities for the Funds during the period ended December 31, 2019, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$234,935	$ 269,075
Seix Corporate Bond Fund	5,229	5,261
Seix Short-Term Bond Fund	5,287	5,386
Seix Total Return Bond Fund	651,329	766,688
Seix U.S. Government Securities Ultra-Short Bond Fund	731,831	1,059,532
Seix U.S. Mortgage Fund	21,324	22,909
Seix Ultra-Short Bond Fund	16,725	12,139
Note 6. Capital Share Transactions
($ reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Seix Core Bond Fund				Seix Corporate Bond Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	351	$ 3,828	82	$ 845	716	$ 5,945	11	$ 90
Reinvestment of distributions	9	99	14	144	14	122	1	10
Shares repurchased and cross class conversions	(97)	(1,037)	(311)	(3,202)	(147)	(1,286)	(11)	(93)
Net Increase / (Decrease)	263	$ 2,890	(215)	$ (2,213)	583	$ 4,781	1	$ 7

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Seix Core Bond Fund				Seix Corporate Bond Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	19	$ 169	16	$ 133
Reinvestment of distributions	—	—	—	—	1	12	18	148
Shares repurchased and cross class conversions	—	—	—	—	(618)	(5,033)	(108)	(899)
Net Increase / (Decrease)	—	$ —	—	$ —	(598)	$ (4,852)	(74)	$ (618)
Class I
Shares sold and cross class conversions	1,130	$ 12,114	1,414	$ 14,647	1,514	$ 13,159	7,038	$ 57,885
Reinvestment of distributions	236	2,528	350	3,609	113	977	64	524
Shares repurchased and cross class conversions	(5,940)	(63,826)	(6,114)	(63,211)	(2,278)	(19,873)	(3,716)	(30,298)
Net Increase / (Decrease)	(4,574)	$ (49,184)	(4,350)	$ (44,955)	(651)	$ (5,737)	3,386	$ 28,111
Class R
Shares sold and cross class conversions	15	$ 159	41	$ 424	—	$ —	—	$ —
Reinvestment of distributions	4	45	5	56	—	—	—	—
Shares repurchased and cross class conversions	(317)	(3,466)	(44)	(456)	—	—	—	—
Net Increase / (Decrease)	(298)	$ (3,262)	2	$ 24	—	$ —	—	$ —
Class R6
Shares sold and cross class conversions	179	$ 1,952	19	$ 196	—	$ —	—	$ —
Reinvestment of distributions	1	7	6	60	—	—	—	—
Shares repurchased and cross class conversions	(5)	(53)	(322)	(3,286)	—	—	—	—
Net Increase / (Decrease)	175	$ 1,906	(297)	$ (3,030)	—	$ —	—	$ —

	Seix Floating Rate High Income Fund				Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,755	$ 14,862	4,455	$ 38,698	69	$ 830	9	$ 100
Reinvestment of distributions	264	2,236	492	4,263	21	258	20	228
Shares repurchased and cross class conversions	(4,530)	(38,341)	(9,784)	(84,795)	(101)	(1,223)	(132)	(1,517)
Net Increase / (Decrease)	(2,511)	$ (21,243)	(4,837)	$ (41,834)	(11)	$ (135)	(103)	$ (1,189)
Class C
Shares sold and cross class conversions	573	$ 4,850	1,161	$ 10,053	—	$ —	—	$ —
Reinvestment of distributions	192	1,628	203	1,755	—	—	—	—
Shares repurchased and cross class conversions	(1,783)	(15,071)	(1,797)	(15,499)	—	—	—	—
Net Increase / (Decrease)	(1,018)	$ (8,593)	(433)	$ (3,691)	—	$ —	—	$ —

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Seix Floating Rate High Income Fund				Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold and cross class conversions	88,463	$ 749,789	238,479	$ 2,069,083	1,646	$ 19,860	1,046	$ 12,177
Reinvestment of distributions	18,983	160,882	23,652	204,583	125	1,502	159	1,841
Shares repurchased and cross class conversions	(313,658)	(2,656,616)	(256,852)	(2,203,344)	(941)	(11,282)	(3,952)	(45,673)
Net Increase / (Decrease)	(206,212)	$ (1,745,945)	5,279	$ 70,322	830	$ 10,080	(2,747)	$ (31,655)
Class R6
Shares sold and cross class conversions	37,802	$ 320,528	33,303	$ 289,034	—	$ —	—	$ —
Reinvestment of distributions	2,676	22,663	4,512	39,086	—	—	—	—
Shares repurchased and cross class conversions	(71,688)	(608,050)	(87,642)	(749,456)	—	—	—	—
Net Increase / (Decrease)	(31,210)	$ (264,859)	(49,827)	$ (421,336)	—	$ —	—	$ —

	Seix High Income Fund				Seix High Yield Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	2,702	$ 16,827	1,984	$ 12,703	611	$ 4,900	396	$ 3,224
Reinvestment of distributions	130	816	160	1,019	19	153	24	194
Shares repurchased and cross class conversions	(1,236)	(7,755)	(4,271)	(27,325)	(447)	(3,589)	(624)	(5,063)
Net Increase / (Decrease)	1,596	$ 9,888	(2,127)	$ (13,603)	183	$ 1,464	(204)	$ (1,645)
Class I
Shares sold and cross class conversions	7,914	$ 49,385	11,602	$ 74,417	7,527	$ 62,140	5,892	$ 48,557
Reinvestment of distributions	2,175	13,628	3,020	19,157	1,570	12,975	2,153	17,646
Shares repurchased and cross class conversions	(17,508)	(109,473)	(30,092)	(190,990)	(11,029)	(91,170)	(19,276)	(158,366)
Net Increase / (Decrease)	(7,419)	$ (46,460)	(15,470)	$ (97,416)	(1,932)	$ (16,055)	(11,231)	$ (92,163)
Class R
Shares sold and cross class conversions	299	$ 1,870	579	$ 3,738	2	$ 17	—	$ —
Reinvestment of distributions	74	462	104	661	— (1)	2	1	4
Shares repurchased and cross class conversions	(2,248)	(13,993)	(671)	(4,255)	(9)	(75)	(8)	(66)
Net Increase / (Decrease)	(1,875)	$ (11,661)	12	$ 144	(7)	$ (56)	(7)	$ (62)
Class R6
Shares sold and cross class conversions	5,927	$ 36,986	203	$ 1,288	558	$ 4,670	—	$ —
Reinvestment of distributions	29	185	37	234	6	47	39	324
Shares repurchased and cross class conversions	(948)	(5,931)	(317)	(2,007)	(22)	(180)	(5,261)	(43,509)
Net Increase / (Decrease)	5,008	$ 31,240	(77)	$ (485)	542	$ 4,537	(5,222)	$ (43,185)

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Seix Investment Grade Tax-Exempt Bond Fund				Seix Short-Term Bond Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	44	$ 512	82	$ 928	83	$ 816	48	$ 473
Reinvestment of distributions	27	314	22	255	4	40	3	28
Shares repurchased and cross class conversions	(148)	(1,756)	(172)	(1,975)	(62)	(616)	(68)	(668)
Net Increase / (Decrease)	(77)	$ (930)	(68)	$ (792)	25	$ 240	(17)	$ (167)
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	27	$ 266	72	$ 705
Reinvestment of distributions	—	—	—	—	1	8	1	7
Shares repurchased and cross class conversions	—	—	—	—	(103)	(1,013)	(51)	(501)
Net Increase / (Decrease)	—	$ —	—	$ —	(75)	$ (739)	22	$ 211
Class I
Shares sold and cross class conversions	6,119	$ 71,920	11,752	$ 134,639	32	$ 321	111	$ 1,083
Reinvestment of distributions	781	9,159	901	10,308	9	92	10	100
Shares repurchased and cross class conversions	(8,526)	(100,551)	(25,345)	(288,965)	(106)	(1,045)	(340)	(3,323)
Net Increase / (Decrease)	(1,626)	$ (19,472)	(12,692)	$ (144,018)	(65)	$ (632)	(219)	$ (2,140)

	Seix Short-Term Municipal Bond Fund				Seix Total Return Bond Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	51	$ 512	89	$ 872	2,054	$ 22,739	242	$ 2,529
Reinvestment of distributions	3	30	1	14	14	152	16	166
Shares repurchased and cross class conversions	(43)	(436)	(126)	(1,241)	(834)	(9,199)	(467)	(4,899)
Net Increase / (Decrease)	11	$ 106	(36)	$ (355)	1,234	$ 13,692	(209)	$ (2,204)
Class I
Shares sold and cross class conversions	91	$ 924	207	$ 2,047	3,913	$ 40,873	4,792	$ 48,667
Reinvestment of distributions	31	309	23	225	540	5,680	1,020	10,330
Shares repurchased and cross class conversions	(961)	(9,661)	(1,468)	(14,512)	(16,875)	(177,245)	(38,154)	(386,879)
Net Increase / (Decrease)	(839)	$ (8,428)	(1,238)	$ (12,240)	(12,422)	$ (130,692)	(32,342)	$ (327,882)
Class R
Shares sold and cross class conversions	—	$ —	—	$ —	552	$ 5,847	391	$ 3,961
Reinvestment of distributions	—	—	—	—	36	375	47	473
Shares repurchased and cross class conversions	—	—	—	—	(3,284)	(35,104)	(808)	(8,183)
Net Increase / (Decrease)	—	$ —	—	$ —	(2,696)	$ (28,882)	(370)	$ (3,749)

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Seix Short-Term Municipal Bond Fund				Seix Total Return Bond Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold and cross class conversions	—	$ —	—	$ —	3,554	$ 36,876	533	$ 5,399
Reinvestment of distributions	—	—	—	—	117	1,226	259	2,621
Shares repurchased and cross class conversions	—	—	—	—	(4,869)	(50,901)	(7,775)	(77,437)
Net Increase / (Decrease)	—	$ —	—	$ —	(1,198)	$ (12,799)	(6,983)	$ (69,417)

	Seix U.S. Government Securities Ultra-Short Bond Fund				Seix U.S. Mortgage Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,940	$ 19,389	580	$ 5,801	303	$ 3,320	139	$ 1,500
Reinvestment of distributions	17	167	1	5	11	119	6	64
Shares repurchased and cross class conversions	(1,132)	(11,313)	(31)	(309)	(67)	(747)	(33)	(359)
Net Increase / (Decrease)	825	$ 8,243	550	$ 5,497	247	$ 2,692	112	$ 1,205
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	3	$ 31	5	$ 52
Reinvestment of distributions	—	—	—	—	1	9	5	53
Shares repurchased and cross class conversions	—	—	—	—	(261)	(2,853)	(54)	(576)
Net Increase / (Decrease)	—	$ —	—	$ —	(257)	$ (2,813)	(44)	$ (471)
Class I
Shares sold and cross class conversions	52,199	$ 521,658	49,452	$ 494,558	320	$ 3,551	376	$ 4,078
Reinvestment of distributions	2,452	24,506	2,251	22,508	31	349	42	451
Shares repurchased and cross class conversions	(91,541)	(915,228)	(62,425)	(624,267)	(688)	(7,611)	(509)	(5,507)
Net Increase / (Decrease)	(36,890)	$ (369,064)	(10,722)	$ (107,201)	(337)	$ (3,711)	(91)	$ (978)
Class R6
Shares sold and cross class conversions	1,697	$ 16,974	2,685	$ 26,895	—	$ —	—	$ —
Reinvestment of distributions	49	493	58	582	—	—	—	—
Shares repurchased and cross class conversions	(2,489)	(24,900)	(3,745)	(37,512)	—	—	—	—
Net Increase / (Decrease)	(743)	$ (7,433)	(1,002)	$ (10,035)	—	$ —	—	$ —

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Seix Ultra-Short Bond Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	279	$ 2,780	554	$ 5,513
Reinvestment of distributions	4	40	1	6
Shares repurchased and cross class conversions	(142)	(1,412)	(384)	(3,814)
Net Increase / (Decrease)	141	$ 1,408	171	$ 1,705
Class I
Shares sold and cross class conversions	2,702	$ 26,849	4,360	$ 43,406
Reinvestment of distributions	130	1,294	105	1,047
Shares repurchased and cross class conversions	(4,046)	(40,242)	(4,381)	(43,628)
Net Increase / (Decrease)	(1,214)	$ (12,099)	84	$ 825
(1)	Amount is less than 500 shares.
Note 7. 10% Shareholders
As of December 31, 2019, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Seix Core Bond Fund	49%	2
Seix Corporate Bond Fund	89	3
Seix Floating Rate High Income Fund	46	3
Seix High Grade Municipal Bond Fund	55	2
Seix High Income Fund	57	2
Seix High Yield Fund	66	3
Seix Investment Grade Tax-Exempt Bond Fund	63	3
Seix Short-Term Bond Fund	44	2
Seix Short-Term Municipal Bond Fund	79	3
Seix Total Return Bond Fund	41	1
Seix U.S. Government Securities Ultra-Short Bond Fund	38	1
Seix U.S. Mortgage Fund	60	2
Seix Ultra-Short Bond Fund	47	2
Note 8. Credit Risk and Asset Concentration
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2019, the Funds did not hold any securities that were restricted.
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into a $250,000 unsecured line of credit (“Credit Agreement”). $100,000 of the Credit Agreement was reserved for the Seix Floating Rate High Income Fund. On March 15, 2018, the Trust, on behalf of Seix Floating Rate High Income Fund, entered into a separate $150,000 line of credit for that Fund and the original Credit Agreement was reduced to $150,000. Each Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. Each Credit Agreement has a term of 364 days and has been renewed for a period up to March 12, 2020. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Funds had no outstanding borrowings at the end of the period.
Note 12. Federal Income Tax Information
($ reported in thousands)
At December 31, 2019, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Core Bond Fund	$ 102,502	$ 1,597	$ (130)	$ 1,467
Seix Corporate Bond Fund	37,547	2,010	(5)	2,005
Seix Floating Rate High Income Fund	3,325,606	16,178	(137,380)	(121,202)
Seix High Grade Municipal Bond Fund	58,068	1,839	(17)	1,822
Seix High Income Fund	295,438	10,121	(7,882)	2,239
Seix High Yield Fund	283,253	10,074	(5,357)	4,717
Seix Investment Grade Tax-Exempt Bond Fund	268,035	6,908	(159)	6,751
Seix Short-Term Bond Fund	8,023	83	(3)	80
Seix Short-Term Municipal Bond Fund	12,191	147	—	147
Seix Total Return Bond Fund	298,292	4,868	(372)	4,496
Seix U.S. Government Securities Ultra-Short Bond Fund	901,443	4,245	(901)	3,344
Seix U.S. Mortgage Fund	20,407	506	(3)	503
Seix Ultra-Short Bond Fund	49,143	100	(13)	87
Certain Funds have capital loss carryforwards available to offset future realized capital gains, through the indicated expiration dates shown below:
	No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term
Seix Core Bond Fund	$ —	$ 30	$ —	$ 30
Seix Floating Rate High Income Fund	95,128	306,762	95,128	306,762
Seix High Income Fund	22,048	64,072	22,048	64,072

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term
Seix High Yield Fund	$18,594	$ 41,895	$18,594	$ 41,895
Seix Short-Term Bond Fund	191	64	191	64
Seix Total Return Bond Fund	10,080	—	10,080	—
Seix U.S. Government Securities Ultra-Short Bond Fund	5,229	—	5,229	—
Seix U.S. Mortgage Fund	3	93	3	93
Seix Ultra-Short Bond Fund	133	2	133	2
For the period ended December 31, 2019, the following Funds utilized losses deferred in prior years against current year capital gains:
Fund
Seix Core Bond Fund	$ 5,364
Seix Corporate Bond Fund	850
Seix High Grade Municipal Bond Fund	315
Seix Investment Grade Tax-Exempt Bond Fund	2,415
Seix Short-Term Bond Fund	20
Seix Short-Term Municipal Bond Fund	58
Seix Total Return Bond Fund	16,232
Seix U.S. Government Securities Ultra-Short Bond Fund	193
Seix U.S. Mortgage Fund	257
Seix Ultra-Short Bond Fund	13
Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2019, the following Funds deferred and recognized qualified late year losses as follows:
	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Seix Core Bond Fund	$ —	$ —	$ 33	$ (1,291)
Seix Corporate Bond Fund	—	—	—	(7)
Seix Floating Rate High Income Fund	—	—	35,120	(27,078)
Seix High Grade Municipal Bond Fund	—	—	—	(133)
Seix High Income Fund	—	—	4,640	(784)
Seix High Yield Fund	—	—	206	(748)
Seix Investment Grade Tax-Exempt Bond Fund	—	—	—	(417)
Seix Short-Term Bond Fund	—	—	—	(34)
Seix Short-Term Municipal Bond Fund	—	—	1	—
Seix Total Return Bond Fund	484	—	394	(5,287)
Seix U.S. Government Securities Ultra-Short Bond Fund	—	—	—	(39)
Seix U.S. Mortgage Fund	—	—	—	(77)
Seix Ultra-Short Bond Fund	—	—	1	(61)
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Seix Core Bond Fund	$ 3	$ —	$ —
Seix Corporate Bond Fund	139	440	—
Seix Floating Rate High Income Fund	2,476	—	—
Seix High Grade Municipal Bond Fund	264	—	1
Seix High Income Fund	52	—	—
Seix High Yield Fund	47	—	—
Seix Investment Grade Tax-Exempt Bond Fund	668	216	13

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Seix Short-Term Bond Fund	$ —(1)	$ —	$ —
Seix Short-Term Municipal Bond Fund	—	13	—
Seix U.S. Government Securities Ultra-Short Bond Fund	15	—	—
Seix Ultra-Short Bond Fund	13	—	—
(1)	Amount is less than $500.
For the fiscal year ended December 31, 2019, the Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, and Seix Short-Term Municipal Bond Fund distributed $1,000, $5,757 and $203 of exempt interest dividends, respectively.
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows:
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Return of Capital	Total
Seix Core Bond Fund
12/31/19	$ 2,915	$ —	$ —	$ —	$ 2,915
12/31/18	3,964	—	—	189	4,153
Seix Corporate Bond Fund
12/31/19	1,127	—	—	—	1,127
12/31/18	691	5	—	—	696
Seix Floating Rate High Income Fund
12/31/19	226,343	—	—	—	226,343
12/31/18	310,662	—	—	—	310,662
Seix High Grade Municipal Bond Fund
12/31/19	1,026	166	1,000	—	2,192
12/31/18	18	380	2,053	—	2,451
Seix High Income Fund
12/31/19	16,685	—	—	—	16,685
12/31/18	21,626	—	—	—	21,626
Seix High Yield Fund
12/31/19	14,834	—	—	—	14,834
12/31/18	20,003	—	—	—	20,003
Seix Investment Grade Tax-Exempt Bond Fund
12/31/19	5,263	1,960	5,757	—	12,980
12/31/18	— (1)	2,554	10,946	—	13,500
Seix Short-Term Bond Fund
12/31/19	147	—	—	—	147
12/31/18	145	—	—	8	153
Seix Short-Term Municipal Bond Fund
12/31/19	125	26	203	—	354
12/31/18	2	2	276	—	280
Seix Total Return Bond Fund
12/31/19	5,530	—	—	2,220	7,750
12/31/18	13,932	—	—	—	13,932
Seix U.S. Government Securities Ultra-Short Bond Fund
12/31/19	28,898	—	—	—	28,898
12/31/18	25,180	—	—	1,478	26,658
Seix U.S. Mortgage Fund
12/31/19	473	—	—	17	490
12/31/18	467	—	—	116	583
Seix Ultra-Short Bond Fund
12/31/19	1,462	—	—	—	1,462
12/31/18	1,205	—	—	—	1,205

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
(1)	Amount is less than $500.
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAVs of the Funds. As of December 31, 2019, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Seix U.S. Government Securities Ultra-Short Bond Fund	$ — (1)	$ —(1)
(1)	Amount is less than $500.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or the Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented the ASU 2017-08 and determined the impact of this guidance to the Fund’s net assets at the end of the year is not material.
In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund,
Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term
Municipal Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix U.S. Mortgage Fund and Virtus Seix Ultra-Short Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, Virtus Seix U.S. Mortgage Fund and Virtus Seix Ultra-Short Bond Fund (thirteen of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 21, 2020
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2019
For the fiscal year ended December 31, 2019, the Funds make the following disclosures for federal income tax purposes. The Funds designate the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
LTCG
Seix Corporate Bond Fund	$ 440
Seix High Grade Municipal Bond Fund	166
Seix Investment Grade Tax-Exempt Bond Fund	2,176
Seix Short-Term Municipal Bond Fund	39
For federal income tax purposes, 100% of the income dividends paid by the Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, and Seix Short-Term Municipal Bond Fund qualify as exempt-interest dividends.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Seix Investment Advisors LLC (the “Subadviser”). At in-person meetings held on October 30, 2019 and November 20-21, 2019 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Funds. The Board noted the affiliation of the Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services provided to the Funds by VFA and the Subadviser; (2) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (4) the profitability of VFA under the Advisory Agreement; (5) any “fall-out” benefits to VFA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VFA, the Subadviser or their affiliates from VFA’s or the Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Fund’s performance and expenses; (7) fees paid to VFA and the Subadviser by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and the Subadviser, including completed questionnaires, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadviser(s), including (a) VFA’s ability to select and monitor subadvisers; (b) VFA’s ability to provide the services necessary to monitor the subadviser’s(s’) compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which the subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems;

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
(d) the nature, extent and quality of administrative, transfer agency and other services provided by VFA and its affiliates to the Funds; (e) VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadviser’s management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Funds.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Funds prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to each Fund. The Board was mindful of VFA’s focus on the Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2019.
Virtus Seix Core Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 10-year periods and outperformed the median of its Performance Universe for the 5-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix Corporate Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 10-year periods and outperformed the median of its Performance Universe for the 5-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix Floating Rate High Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Virtus Seix High Grade Municipal Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods and outperformed its benchmark for the 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1- and 3-year periods.
Virtus Seix High Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods and underperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix High Yield Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and underperformed the median of its Performance Universe for the 10-year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 3- and 5-year periods and outperformed the median of its Performance Universe for the 1- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods and outperformed its benchmark for the 10-year period.
Virtus Seix Short-Term Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods and outperformed its benchmark for the 10-year period.
Virtus Seix Short-Term Municipal Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1- and 10-year periods and underperformed its benchmark for the 3- and 5-year periods.
Virtus Seix Total Return Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed its benchmark for the 3-, 5- and 10-year periods.
Virtus Seix U.S. Mortgage Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods and outperformed its benchmark for the 10-year period.
Virtus Seix Ultra-Short Bond Fund. The Board noted that the Fund’s performance was equal to the median of its Performance Universe for the 3-year period, and that the Fund underperformed the median of its performance universe for the 1-year period and outperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed its benchmark for the 3-, 5- and 10-year periods.
The Board also considered management’s discussion about the reasons for each applicable Fund’s underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, or reasons discussed for underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VFA out of its management fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
the impact on expenses and economies of scale. The Subadviser provided, and the Board considered, fee information of comparable accounts managed by the Subadviser, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Seix Core Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Seix Corporate Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Floating Rate High Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the first quintile of the Expense Universe.
Virtus Seix High Grade Municipal Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix High Income Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix High Yield Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fifth quintile of the Expense Universe.
Virtus Seix Short-Term Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Short-Term Municipal Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Total Return Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile and net total expenses after waivers were in the second quintile of the Expense Universe.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix U.S. Mortgage Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Ultra-Short Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Profitability
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by a VFA affiliate. In addition to the fees paid to VFA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH INCOME FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX SHORT-TERM BOND FUND, VIRTUS SEIX SHORT-TERM MUNICIPAL BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND, VIRTUS SEIX U.S. MORTGAGE FUND, AND VIRTUS SEIX ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadviser in connection with its relationship to the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreement.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current size of the Funds managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Funds was not a material factor in the approval of the Subadvisory Agreement at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and the Subadviser and their affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA and the Subadviser, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA and the Subadviser also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VFA, there are no other direct benefits to the Subadviser or VFA in providing investment advisory services to the Funds, other than the fee to be earned under the applicable Agreement. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945 Served Since: 2017 70 Portfolios	Retired.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2017 74 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 70 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2018), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 70 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2017 70 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (56 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 70 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip Chairman YOB: 1946 Served Since: 1989 74 Portfolios	Retired.	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 74 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).
Oates, James M. YOB: 1946 Served Since: 2005 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (56 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2005 70 Portfolios	Retired. Managing Director (1998 to 2013), Northway Management Company.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (56 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 70 Portfolios	Senior Adviser (2018 to 2019), Vatic Labs, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2004), Virtus Total Return Fund Inc.; Director (2004 to 2019), the former Virtus Total Return Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.
Zino, Brian T. YOB: 1952 Served Since: 2020 70 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Retired; and various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008). Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R.* Director and President YOB: 1964 Served Since: 2006 72 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 70 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (4 portfolios).
Officers of the Trust Who Are Not Trustees
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2013 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; and Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), and Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013).	Executive Vice President, Product Development (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; and Executive Vice President (since 2017), Virtus Total Return Fund Inc.

Virtus Seix Floating Rate High Income Fund,
a series of Virtus Asset Trust
(Unaudited)
Supplement dated August 14, 2019 to the Prospectuses dated April 30, 2019, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective August 30, 2019, Eric Guevara will be added as portfolio manager of Virtus Seix Floating Rate High Income Fund (the “Fund”).
The following disclosure will be added under “Portfolio Management” in the summary prospectus for the Fund, and in the summary section of the Fund’s statutory prospectus:
         > Eric Guevara, Portfolio Manager and Senior Leveraged Loan Trader of Seix, has
        comanaged the fund since August 2019.
In the section “Portfolio Management” on pages 136 and 137 of the statutory prospectus, the table under the subheading “Seix” will be amended for the Fund with the following:
Virtus Seix Floating Rate High Income Fund	Vincent Flanagan (since 2011) George Goudelias (since 2006) Eric Guevara (since August 2019)
The portfolio manager biographies under the referenced table will be amended by adding the following information for Mr. Guevara:
         Eric Guevara. Mr. Guevara joined Seix Investment Advisors in 2000 and serves as a Portfolio
        Manager and Senior Leveraged Loan Trader. Mr. Guevara began his career as a trade flow administrator and gained experience as a junior trader in the investment grade group before moving into his current position in the leveraged loan group in 2006. He has worked in investment management since 2000.
All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks will remain unchanged.
Investors should retain this supplement for future reference.
VAT 8622/SeixPMChanges (8/2019)

Virtus Seix Investment Grade Tax-Exempt Bond Fund,
a series of Virtus Asset Trust
(Unaudited)
Supplement dated November 22, 2019, to the Summary Prospectus and the Virtus Asset Trust Statutory Prospectus, each dated April 30, 2019, each as supplemented
Effective December 1, 2019, the fund’s investment adviser, Virtus Fund Advisers, LLC, will implement more favorable expense limitation arrangements. These changes are described in more detail below.
Virtus Seix Investment Grade Tax-Exempt Bond Fund
Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.50%	0.50%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.30%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(a)	1.01%	0.81%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.27)%	(0.22)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)	0.74%	0.59%
(a) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(b) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.73% for Class A Shares and 0.58% for Class I Shares through April 30, 2021. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$348	$562	$792	$1,453
Class I	Sold or Held	$60	$237	$428	$981
In the first table in the section “More Information About Fund Expenses” on page 99 of the statutory prospectus, the row corresponding to the fund will be replaced with the following and a new footnote added after the table:
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622/SeixIGTEB NewExpCaps (11/19)

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VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8636	02-20

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2019
Virtus Ceredex Large-Cap Value Equity Fund
Virtus Ceredex Mid-Cap Value Equity Fund
Virtus Ceredex Small-Cap Value Equity Fund
Virtus SGA International Growth Fund*
Virtus Silvant Large-Cap Growth Stock Fund
Virtus Silvant Small-Cap Growth Stock Fund
Virtus Zevenbergen Innovative Growth Stock Fund
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4
Fund	Fund Summary	Schedule of Investments
Virtus Ceredex Large-Cap Value Equity Fund (“Ceredex Large-Cap Value Equity Fund”)	6	21
Virtus Ceredex Mid-Cap Value Equity Fund (“Ceredex Mid-Cap Value Equity Fund”)	8	22
Virtus Ceredex Small-Cap Value Equity Fund (“Ceredex Small-Cap Value Equity Fund”)	10	24
Virtus SGA International Growth Fund (“SGA International Growth Fund”)	12	26
Virtus Silvant Large-Cap Growth Stock Fund (“Silvant Large-Cap Growth Stock Fund”)	14	27
Virtus Silvant Small-Cap Growth Stock Fund (“Silvant Small-Cap Growth Stock Fund”)	16	28
Virtus Zevenbergen Innovative Growth Stock Fund (“Zevenbergen Innovative Growth Stock Fund”)	18	30
Statements of Assets and Liabilities		31
Statements of Operations		34
Statements of Changes in Net Assets		36
Financial Highlights		40
Notes to Financial Statements		45
Report of Independent Registered Public Accounting Firm		58
Tax Information Notice		59
Results of Shareholder Meeting		60
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		61
Fund Management Tables		65
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
   PORTFOLIOHOLDINGSINFORMATION
For periods prior to the quarter ended March 31, 2019, the Trust has filed a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC’s website at https://www.sec.gov.
Effective September 30, 2019, the Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Mutual Funds:
I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended December 31, 2019.
Global financial markets rallied strongly during most of 2019 after a sharp downturn in the fourth quarter of 2018. While global growth was slower, interest rate cuts by the U.S. Federal Reserve and the European Central Bank helped restore confidence in the markets. The easing of monetary policy boosted the returns of both equities and fixed income during the year, but uncertainty about trade, tariffs, and other geopolitical issues led to several reversals in the direction of the markets.

Many asset classes posted double-digit returns for the 12 months ended December 31, 2019. U.S. large-capitalization stocks led the way, rising 31.49% as measured by the S&P 500® Index. Small-cap stocks, as measured by the Russell 2000® Index, returned 25.52% for the year. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 22.01% for the full year, while emerging markets gained 18.42%, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, the yield on the 10-year Treasury was 1.92% at December 31, 2019, down from 2.69% at December 31, 2018. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, rallied during the 12 months to post a return of 8.72%. Non-investment grade bonds were up 14.32% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
After such a strong year in 2019, many investors are wondering what 2020 will bring. While no one can predict the short-term direction of the markets, a broadly diversified portfolio can position you for long-term success. While diversification cannot guarantee a profit or prevent a loss, owning a variety of equity and fixed income asset classes has been shown to dampen the effect of market volatility. Your financial advisor can help you determine whether your portfolio is appropriately diversified. The Virtus family of funds offers a broad array of investment strategies and asset classes, which are available through your fund exchange privileges. To learn more, visit Virtus.com.
On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2020
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.
1

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2019 TO December 31, 2019
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2019.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,126.70	1.24%	$ 6.65
	Class C	1,000.00	1,124.00	1.72	9.21
	Class I	1,000.00	1,128.40	0.97	5.20
	Class R6	1,000.00	1,129.80	0.72	3.87
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,113.70	1.29	6.87
	Class C	1,000.00	1,110.80	1.79	9.52
	Class I	1,000.00	1,115.40	1.05	5.60
	Class R6	1,000.00	1,116.70	0.79	4.21
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,034.90	1.47	7.54
	Class C	1,000.00	1,031.50	1.90	9.73
	Class I	1,000.00	1,036.10	1.20	6.16
	Class R6	1,000.00	1,037.90	0.88	4.52
SGA International Growth Fund
	Class A	1,000.00	1,041.60	1.53	7.87
	Class I	1,000.00	1,041.80	1.30	6.69
	Class R6	1,000.00	1,043.60	1.21	6.23
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	1,090.80	1.23	6.48
	Class I	1,000.00	1,092.30	0.97	5.12
	Class R6	1,000.00	1,092.70	0.90	4.75
Silvant Small-Cap Growth Stock Fund
	Class A	1,000.00	1,036.90	1.27	6.52
	Class I	1,000.00	1,037.50	1.15	5.91
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	1,001.10	1.27	6.41
	Class I	1,000.00	1,002.30	1.02	5.15

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
2

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2019 TO December 31, 2019
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,018.95	1.24%	$ 6.31
	Class C	1,000.00	1,016.53	1.72	8.74
	Class I	1,000.00	1,020.32	0.97	4.94
	Class R6	1,000.00	1,021.58	0.72	3.67
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,018.70	1.29	6.56
	Class C	1,000.00	1,016.18	1.79	9.10
	Class I	1,000.00	1,019.91	1.05	5.35
	Class R6	1,000.00	1,021.22	0.79	4.02
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,017.80	1.47	7.48
	Class C	1,000.00	1,015.63	1.90	9.65
	Class I	1,000.00	1,019.16	1.20	6.11
	Class R6	1,000.00	1,020.77	0.88	4.48
SGA International Growth Fund
	Class A	1,000.00	1,017.49	1.53	7.78
	Class I	1,000.00	1,018.65	1.30	6.61
	Class R6	1,000.00	1,019.11	1.21	6.16
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	1,019.00	1.23	6.26
	Class I	1,000.00	1,020.32	0.97	4.94
	Class R6	1,000.00	1,020.67	0.90	4.58
Silvant Small-Cap Growth Stock Fund
	Class A	1,000.00	1,018.80	1.27	6.46
	Class I	1,000.00	1,019.41	1.15	5.85
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	1,018.80	1.27	6.46
	Class I	1,000.00	1,020.06	1.02	5.19

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
3

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2019
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The Central Bank of the U.S., responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure foreign equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
4

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2019
Russell 2000® Growth Index
The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 3000® Growth Index
The Russell 3000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell Midcap® Value Index
The Russell Midcap Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.
5

Ticker Symbols:
Class A: SVIIX
Class C: SVIFX
Class I: STVTX
Class R6: STVZX
Ceredex Large-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide a high level of capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 30.56%, Class C shares at NAV returned 30.00%, Class I shares at NAV returned 30.94%, and Class R6 Shares at NAV returned 31.33%. For the same period, the Russell 1000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 26.54%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
The 12-month fiscal period was a strong environment for the U.S. stock market. Large-cap value stocks outperformed their smaller-capitalization counterparts, with the Russell 1000® Value Index posting a 26.54% return, versus the Russell 2000® Value Index return of 22.39%. Similar to the past few years, growth stocks continued to outpace value stocks, with the Russell 1000® Growth Index returning 36.39% and the Russell 2000® Growth Index posting a 28.46% gain for the period.
Nearly all economic sectors were positive in 2019. Information technology and health care were the best performing areas for the Russell 1000® Value Index during the period. The largest detracting sector for the Russell 1000® Value Index was the real estate sector.
During the period, a myriad of macroeconomic factors weighed on investors’ sentiment toward equities. A few of the main items investors had to digest were a U.S.-China trade war, Brexit resolution, Federal Reserve (Fed) interest rate cuts, and the presidential impeachment proceeding in Congress. While all of these items contributed at times to equity volatility, solid fundamentals and earnings lifted stocks.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Russell 1000® Value Index for the 12-month period ended December 31, 2019. During this period, the Fund posted positive stock selection in the financials, health care, and information technology sectors. Negative stock selection was exhibited in the industrials, communication services, and materials sectors. The Fund had overweight positions in information technology and industrials, both of which contributed to results. Additionally, the Fund had an underweight position in financials, which weighed on investment results.
For the reporting period, the securities that posted the largest positive contributions to results were JPMorgan Chase and Zimmer Biomet Holdings.
•    JPMorgan Chase performed well due to the easing of global trade and economic fears, coupled with a steepening yield curve, which improved sentiment about the stock.
•    Zimmer Biomet Holdings outperformed due to better than expected earnings, the CEO talking up higher growth, and the launch of new products.
•    Rounding out the top five contributors were Bank of America, Microsoft, and Humana.
The largest detractors from results were DuPont de Nemours and Boeing.
•    DuPont de Nemours underperformed as the company was negatively impacted by global destocking (in which companies trim inventory, thus limiting new orders), coupled with concerns that the company may have greater issues relating to the health/environmental risks of per- and polyfluoroalkyl substances (PFAS).
•    Boeing was adversely impacted by the safety issues surrounding its 737 MAX, which prompted regulators to ground the plane, delaying deliveries and new orders.
•    Other top detractors for the period included Progressive, Xilinix, and BP.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Industrials	22%
Financials	20
Information Technology	16
Health Care	13
Energy	12
Communication Services	6
Real Estate	3
Other (includes short-term investment)	8
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Ceredex Large-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	30.56%	8.16%	11.42%	— %	—
Class A shares at POP[3,4]	23.05	6.89	10.76	—	—
Class C shares at NAV[2] and with CDSC[4]	30.00	7.66	10.82	—	—
Class I shares at NAV[2]	30.94	8.47	11.74	—	—
Class R6 shares at NAV[2]	31.33	8.74	—	9.34	8/1/14
Russell 1000® Value Index	26.54	8.29	11.80	8.96 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.27%, Net 1.24%; Class C shares: Gross 1.92%, Net 1.72%; Class I shares: Gross 1.02%, Net 0.97%; Class R6 shares: Gross 0.83%, Net 0.72%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Ticker Symbols:
Class A: SAMVX
Class C: SMVFX
Class I: SMVTX
Class R6: SMVZX
Ceredex Mid-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 32.63%, Class C shares at NAV returned 32.08%, Class I shares at NAV returned 33.08%, and Class R6 Shares at NAV returned 33.31%. For the same period, the Russell Midcap® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 27.06%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
The 12-month fiscal period was a strong environment for the U.S. stock market. Mid-cap value stocks did better than large-cap stocks, and also outperformed their smaller-capitalization counterparts. The Russell Midcap® Value Index posted a 27.06% return, versus the Russell 1000® Value Index return of 26.54% and the Russell 2000® Value Index return of 22.39%. Similar to the past few years, growth stocks continued to outpace value stocks, with the Russell 1000® Growth Index returning 36.39% and the Russell 2000® Growth Index posting a 28.46% gain for the period.
Nearly all economic sectors were positive in 2019. Information technology and communication services were the best performing areas for the Russell Midcap® Value Index during the period. The largest detracting sectors for the Russell Midcap® Value Index were utilities and real estate.
During the period, a myriad of macroeconomic factors weighed on investors’ sentiment toward equities. A few of the main items investors had to digest were a U.S.-China trade war, Brexit resolution, Federal Reserve (Fed) interest rate cuts, and the presidential impeachment proceeding in Congress. While all of these items contributed at times to equity volatility, solid fundamentals and earnings lifted stocks.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Russell Midcap® Value Index for the 12-month period ended December 31, 2019. During this period, the Fund posted positive stock selection in the information technology, health care and energy sectors. Negative stock selection was exhibited in the communication services sector. The Fund had an overweight position in information technology and an underweight position in utilities that contributed positively to results. Additionally, the Fund had an overweight position in energy, which weighed on investment performance.
For the reporting period, the securities that posted the largest positive contribution to results were Zimmer Biomet Holdings and Cypress Semiconductor Corporation.
•    Zimmer Biomet Holdings outperformed due to better than expected earnings, the CEO talking up higher growth, and the launch of new products.
•    Cypress Semiconductor performed well due to the company being acquired by a larger semiconductor peer during the year.
•    Rounding out the top five contributors were Humana, Motorola Solutions, and Pinnacle Financial Partners.
The largest detractors from the Fund’s performance were Meredith Corporation and Mosaic Company.
•    Meredith underperformed as the company experienced rapid deterioration of its business fundamentals given the secular pressures facing media.
•    Mosaic was adversely impacted by the weakness that occurred in the phosphate market, which was beyond our expectations.
•    Other top detractors for the period included Edison International, Affiliated Managers Group, and CenterPoint Energy.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Financials	20%
Information Technology	14
Health Care	11
Real Estate	9
Utilities	9
Industrials	9
Energy	8
Other (includes short-term investment)	20
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Ceredex Mid-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	32.63%	8.78%	12.16%	— %	—
Class A shares at POP[3,4]	25.01	7.50	11.50	—	—
Class C shares at NAV[2] and with CDSC[4]	32.08	8.32	11.62	—	—
Class I shares at NAV[2]	33.08	9.12	12.50	—	—
Class R6 shares at NAV[2]	33.31	9.43	—	9.89	8/1/14
Russell Midcap® Value Index	27.06	7.62	12.41	8.27 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.31%, Net 1.38%; Class C shares: Gross 1.97%, Net 1.79%; Class I shares: 1.01%; Class R6 shares: Gross 0.87%, Net 0.79%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Ticker Symbols:
Class A: SASVX
Class C: STCEX
Class I: SCETX
Class R6: VVERX
Ceredex Small-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 17.21%, Class C shares at NAV returned 16.66%, Class I shares at NAV returned 17.58%, and Class R6 shares at NAV from February 26, 2019 (inception date) through December 31, 2019, returned 3.69%*. For the fiscal year ended December 31, 2019, the Russell 2000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 22.39%.
   * Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
The 12-month fiscal period was a strong environment for the U.S. stock market. Small-cap value stocks trailed mid-cap and large-cap value stocks, with the Russell Midcap® Value Index posting a 27.06% gain versus the Russell 1000® Value Index return of 26.54% and the Russell 2000® Value Index return of 22.39%. Similar to the past few years, growth stocks continued to outpace value stocks, with the Russell 1000® Growth Index returning 36.39% and the Russell 2000® Growth Index posting a 28.46% return for the period.
Nearly all economic sectors were positive in 2019. Information technology and health care were the best performing areas for the Russell 2000® Value Index in the period. The largest detracting sector for the Russell 2000® Value Index was the utilities sector.
During the period, a myriad of macroeconomic factors weighed on investors’ sentiment toward equities. A few of the main items investors had to digest were a U.S.-China trade war, Brexit resolution, Federal Reserve (Fed) interest rate cuts, and the presidential impeachment proceeding in Congress. While all of these items contributed at times to equity volatility, solid fundamentals and earnings lifted stocks.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed the Russell 2000® Value Index for the 12-month period ended December 31, 2019. During this period, the Fund posted positive stock selection in the materials and industrials sectors. Negative stock selection was exhibited in the consumer staples, consumer discretionary, and information technology sectors. The Fund had an overweight position in information technology that contributed to results. Additionally, the Fund had overweight positions in consumer discretionary and consumer staples that weighed on investment results.
For the reporting period, the securities that posted the largest positive contributions to results were Power Integrations and OUTFRONT Media.
•    Power Integrations outperformed because tariff impacts subsided and the company won the contract for a socket for rapid charging in the new iPhone.
•    OUTFRONT Media performed well due to the company continuing to see its fundamentals improve, and real estate investment trusts (REITs) doing well in 2019.
•    Rounding out the top five contributors were Lithia Motors, Herman Miller, and Cabot Microelectronics.
The largest detractors from results were Children’s Place and B&G Foods.
•    Children’s Place underperformed as tough conditions in the retail space limited the company’s ability to lure customers from a competitor who went bankrupt.
•    B&G Foods was adversely impacted by underinvestment in its core business, coupled with limited mergers & acquisitions (M&A) activity to spur additional growth.
•    Other top detractors for the period included Tanger Factory Outlet Centers, Phibro Animal Health, and American Eagle Outfitters.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Financials	26%
Information Technology	19
Industrials	19
Real Estate	11
Consumer Discretionary	11
Materials	5
Consumer Staples	5
Other	4
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Ceredex Small-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	17.21%	6.35%	10.35%	— %	—
Class A shares at POP[3,4]	10.47	5.09	9.70	—	—
Class C shares at NAV[2] and with CDSC[4]	16.66	5.91	9.81	—	—
Class I shares at NAV[2]	17.58	6.67	10.68	—	—
Class R6 shares at NAV [2]	—	—	—	3.69	2/26/19
Russell 2000® Value Index	22.39	6.99	10.56	5.81 [5]	—
Fund Expense Ratios[6]: Class A shares: 1.46%; Class C shares: Gross 2.09%, Net 1.90%; Class I shares: 1.18%; Class R6 shares: Gross 1.02%, Net 0.88%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
11

Ticker Symbols:
Class A: SCIIX
Class I: STITX
Class R6: SCIZX
SGA International Growth Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Sustainable Growth Advisers, LP
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 28.41%†, Class I shares at NAV returned 28.61%†, and Class R6 Shares at NAV returned 28.83%†. For the same period, the MSCI All Country World ex USA Index, the Fund’s style-specific benchmark appropriate for comparison, returned 21.51%.
   † See footnote 3 on page 13.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
International equity markets generated attractive returns for the year, with the MSCI All Country World ex USA (ACWI ex USA) Index (net) returning 21.51%, led primarily by strength in the information technology, health care, and consumer discretionary sectors. Developed markets outperformed emerging markets, which were impacted by weaker returns from India, South Africa, Hong Kong, and Mexico. The year saw periods of increased volatility as investors reacted to varying signs of economic resilience and weakness, continued slowing in China, concern over the impact of the U.S.-China trade war, an impasse on Brexit, and myriad geopolitical challenges. These fears were mitigated by rising optimism later in the year over a Phase 1 trade agreement between the U.S. and China, better than expected economic data, a seeming resolution to
Brexit, and support from world monetary authorities to maintain accommodative policies. This rising optimism fueled significant increases in stock prices, despite remaining uncertainties over what happens next with trade, how the Brexit implementation will impact the U.K. and continental Europe, and rising tensions in the Middle East and their impact on oil prices.
Earnings estimates for full year 2019 were ratcheted down dramatically over the course of the year. At December 31, 2018, the estimated 2019 earnings per share (EPS) growth for the ACWI ex USA Index was 6.9%. At December 31, 2019, the estimate had declined to -9.7%. With earnings growth estimates falling, multiple expansion was the primary driver of market appreciation. While the forecast earnings for the Fund’s portfolio and the market declined over the course of the year, at the end of 2019, the Fund’s forecast earnings growth exceeded that of the ACWI ex USA Index by a wide margin.
What factors affected the Fund’s performance during its fiscal year?
Sustainable Growth Advisers (“SGA”) became the subadviser of the Fund effective June 4, 2019. Performance of the Fund prior thereto is that of a different manager.
Slowing global economic growth, declining earnings expectations, the U.S.-China trade war, and myriad other geopolitical issues led to increased volatility in the markets. The Fund marginally trailed its benchmark ACWI ex USA Index for the fiscal year due primarily to stock selection in the information technology, materials, and communication services sectors. Sector allocations, which are purely a result of our stock selection process, contributed positively to the Fund’s performance. This was due largely to an overweight in the strongly performing information technology sector and underweight exposure to the weakly performing energy sector. An overweight in the more defensive, weakly performing consumer staples sector detracted from relative performance.
The top contributors to the Fund’s performance for the year were Alibaba, IHS Markit, Airbus, Hitachi, and Shandong Weigao. The largest detractors for the period were Chr Hansen, BT Group, Novozymes, easyJet, and Lloyds Banking Group. Of these, Airbus, Hitachi, Lloyds Banking Group, easyJet, and BT Group were purchased by the Fund’s prior manager, and sold upon the transition of the portfolio to SGA.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.
Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Consumer Staples	25%
Financials	18
Consumer Discretionary	16
Health Care	13
Information Technology	11
Materials	9
Industrials	5
Other (includes short-term investment)	3
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
12

SGA International Growth Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	28.41% [3]	9.75%	7.30%	— %	—
Class A shares at POP[4,5]	21.02	8.46	6.67	—	—
Class I shares at NAV[2]	28.61 [3]	9.99	7.52	—	—
Class R6 shares at NAV[2]	28.83 [3]	—	—	12.62	9/1/15
MSCI All Country World ex USA Index (net)	21.51	5.51	4.97	8.02 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.44%, Net 1.39%; Class I shares: Gross 1.19%, Net 1.14%; Class R6 shares: Gross 1.11%, Net 1.04%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2021. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
13

Ticker Symbols:
Class A: STCIX
Class I: STCAX
Class R6: STCZX
Silvant Large-Cap Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Silvant Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 33.95%, Class I shares at NAV returned 34.41%, and Class R6 shares at NAV returned 34.57%. For the same period, the Russell 1000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 36.39%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
The bull market extended its winning streak through 2019, with the S&P 500® Index gaining 31.5%. Large-cap growth stocks performed even better, rising 36.39% for the fiscal year, as measured by the Russell 1000® Growth Index. Every quarter in 2019 produced positive stock returns, with the fourth quarter’s gain of 9.1% for the S&P 500® Index pushing the market to record highs. Many geopolitical risks declined and macroeconomic data points improved during the year relative to 2018. Trade tension with China appeared to be easing with the announcement of a “Phase I” deal, the Federal Reserve (the Fed) eased monetary policy, and domestic macroeconomic data points showed stabilization, coupled with a resolution to the Brexit question.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s Class I shares gained 34.41% for the 12 months ended December 31, 2019. Although the Fund underperformed its benchmark, its positive absolute return was attributable to positive stock selection in four major economic sectors: technology (+51.9%); real estate (+67.9%); consumer staples (+44.6%); and materials (+48.1%). In addition, the Fund owned 21 stocks that gained more than 40% during the year. These stocks were broadly diversified among eight of the market’s 10 major economic sectors.
The five best performing stocks for the fiscal year were Universal Display Corporation (+120); Applied Materials (+86.5%); Apple (+86.1%); Fortune Brands Home & Security (+71.8%); and Equinix (+64.6%). The five worst performing stocks during the year were Biogen (-23.1%); Etsy (-21.6%); Corning (-9.2%); Tractor Supply Company (-4.6%); and EOG Resources (-3.9%).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Growth Stocks: Growth stocks are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Information Technology	37%
Communication Services	16
Consumer Discretionary	15
Health Care	13
Industrials	10
Consumer Staples	4
Financials	2
Other	3
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
14

Silvant Large-Cap Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	33.95%	11.85%	13.53%	— %	—
Class A shares at POP[3,4]	26.25	10.53	12.86	—	—
Class I shares at NAV[2]	34.41	12.15	13.82	—	—
Class R6 shares at NAV[2]	34.57	12.28	—	12.47	8/1/14
Russell 1000® Growth Index	36.39	14.63	15.22	15.10 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.60%, Net 1.23%; Class I shares: Gross 1.10%, Net 0.97%; Class R6 shares: Gross 0.95%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
15

Ticker Symbols:
Class A: SCGIX
Class I: SSCTX
Silvant Small-Cap Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Silvant Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 35.81% and Class I shares at NAV returned 36.04%. For the same period, the Russell 2000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 28.48%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
The bull market extended its winning streak through 2019, with the S&P 500® Index gaining 31.5%. Small-cap growth stocks slightly underperformed their large-cap brethren, gaining 28.48% for the fiscal year as measured by the Russell 2000® Growth Index. Every quarter in 2019 produced positive stock returns, with the fourth quarter’s gain of 9.1% for the
S&P 500® Index pushing the market to record highs. Many geopolitical risks declined and macroeconomic data points improved during the year relative to 2018. Trade tension with China appeared to be easing with the announcement of a “Phase I” deal, the Federal Reserve (the Fed) eased monetary policy, and domestic macroeconomic data points showed stabilization, coupled with a resolution to the Brexit question.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s Class I shares gained 36.04% for the 12 months ended December 31, 2019, significantly outperforming the benchmark Russell 2000® Growth Index. The Fund’s outperformance was attributable to positive stock selection in three major economic sectors: health care (+47.4%); communication services (+150.8%); and technology (+47.6%). In addition, the Fund owned 26 stocks that gained more than 50% during the year. These stocks were broadly diversified among five of the 10 major economic sectors of the market.
The five best performing stocks for the fiscal year were Roku (+340.5%); Reata Pharmaceuticals (+263.5%); Array BioPharma (+236.8%); Spark Therapeutics (+166.5%), and Novocure (+151.7%). The five worst performing stocks were Merit Medical Systems (-63.6%); MacroGenics (-56.2%); ShotSpotter (-55.8%); Invitae (-42.5%); and iRobot (-39.9%).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Growth Stocks: Growth stocks are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Health Care	28%
Industrials	20
Information Technology	19
Consumer Discretionary	10
Financials	7
Materials	5
Communication Services	5
Other (includes short-term investment and securities lending collateral)	6
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
16

Silvant Small-Cap Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	35.81%	8.88%	11.57%
Class A shares at POP[3,4]	28.00	7.59	10.91
Class I shares at NAV[2]	36.04	8.99	11.73
Russell 2000® Growth Index	28.48	9.34	13.01
Fund Expense Ratios[5]: Class A shares: Gross 1.69%, Net 1.28%; Class I shares: Gross 1.54%, Net 1.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
17

Ticker Symbols:
Class A: SAGAX
Class I: SCATX
Zevenbergen Innovative Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Zevenbergen Capital Investments LLC
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2019, the Fund’s Class A shares at NAV returned 36.73% and Class I shares at NAV returned 37.02%. For the same period, the Russell 3000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 35.85%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2019?
Market turbulence in the fourth quarter of 2018 failed to upset investor appetites for domestic equities during 2019. For the 12 months through December 31, 2019, the S&P 500® Index climbed 31.5% and the Russell 3000® Growth Index gained 35.85%. A tight labor market, an accommodative Federal Reserve (Fed), and progress toward a U.S.-China trade resolution countered fears of a looming economic recession. While renewed tariff concerns and debate over corporate profit trends (particularly within the technology sector) provoked a summer malaise, demand for shares of U.S. companies rebounded thereafter on optimism about future earnings growth.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s Class I shares returned 37.02% for the 12 months ended December 31, 2019, outpacing its benchmark. The performance reflected the Fund’s emphasis on secular growth companies, as well as favorable market conditions.
The sectors most responsible for the Fund’s outperformance included information technology, consumer discretionary, and communication services. Individual security selection within technology, consumer discretionary, and health care accounted for the majority of Fund gains. On a relative basis, consumer staples (no Fund exposure during the period), health care, and industrials weighed on Fund performance.
Material contributors to Fund performance included:
•    Shopify empowers merchants of all sizes with its e-commerce building blocks. Its “entrepreneur obsession” (in contrast to Amazon’s “customer obsession”) has compelled retailers to join the Shopify ecosystem at a fast clip, helping the company exceed revenue expectations in every reported quarter since its May 2015 initial public offering. While small- to medium-sized sellers formed its roots, Shopify has had encouraging success with larger merchants through its Shopify Plus® offering.
•    As consumers have shifted their buying and viewing habits online, advertising dollars have followed suit. This trend helped digital advertising technology company The Trade Desk become a top contributor in 2019. Ad agencies and brands relied on the company’s data-driven solutions to reach their targeted audiences. Trade Desk also benefited from being viewed as a competent alternative to online ad behemoths Facebook and Alphabet.
•    MercadoLibre’s shares regained positive momentum after a lackluster 2018. The Latin American e-commerce leader recorded strong revenue performance throughout the year and demonstrated success in digital payments. The company made platform investments in payments and logistics and increased marketing spend in an effort to strengthen MercadoLibre’s foothold of online retail activity in a region embracing the internet in force.
•    Virtual health care solutions provider Teladoc Health closed 2019 as a top contributor due to rising patient utilization, large contract wins, and promising partnerships. Teladoc benefited from the increasing adoption of non-traditional modes of health care delivery by each component of the health care services ecosystem, including providers, employers, and payers.
•    Stellar execution propelled shares of cancer diagnostic company Exact Sciences. Even though an unexpected merger announcement with Genomic Health negatively affected shares in the fall of 2019, exceptional revenue growth on accelerating test volumes helped Exact Sciences end the year on an upbeat note.
Material detractors to Fund performance included:
•    Enthusiasm waned for cannabis company Tilray’s near-term growth potential, as the company experienced lower-than-expected retail demand in Canada (related to lack of supply) and limited clarity into U.S. federal approval. However, Tilray forged proactive partnerships with major consumer goods, beverage, and pharmaceutical companies. We continued to hold the stock at year-end, based on our conviction about Tilray’s ability to become a leader in the nascent legal recreational and medicinal cannabis markets.
•    Shares of online education technology provider 2U declined substantially on company-specific execution challenges and industry headwinds. The current evolution of the online graduate program market has resulted in increased competition, forcing 2U to reevaluate its strategy for future investment and the cadence of new program launches. Recent California legislation preventing residents from receiving federal aid if enrolled online was the final event to reset growth expectations. We sold the position in favor of others with stronger growth prospects.
•    Portable oxygen concentrator maker Inogen’s shares suffered from sales force productivity and channel issues. Given a longer-than-desired path toward resolution, the Fund exited the position.
•    Unease about future capital needs, profit levels, and ridesharing market dynamics impacted shares of transportation technology company Uber Technologies. We believe the company’s heavy investments in product and marketing, although dilutive to earnings in the near-term, should extend Uber’s leading global scale in a large and growing mobility category. We therefore continued to hold the stock at year-end.
•    Lyft’s shares suffered from concerns similar to those levied against Uber. As one of only two companies at scale in the alternative transportation market, Lyft benefited from favorable car ownership
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
18

Zevenbergen Innovative Growth Stock Fund (Continued)
trends, and demonstrated promising momentum in ridership growth and expense discipline.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments as of December 31, 2019.
Information Technology	37%
Consumer Discretionary	28
Health Care	14
Communication Services	13
Industrials	6
Financials	1
Short-Term Investment	1
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
19

Zevenbergen Innovative Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/19

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	36.73%	16.21%	14.93%
Class A shares at POP[3,4]	28.86	14.84	14.25
Class I shares at NAV[2]	37.02	16.44	15.18
Russell 3000® Growth Index	35.85	14.23	15.05
Fund Expense Ratios[5]: Class A shares: Gross 1.43%, Net 1.26%; Class I shares: Gross 1.19%, Net 1.01%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2009, for Class A shares and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 30, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
20

Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—98.1%
Communication Services—5.7%
Interpublic Group of Cos., Inc. (The)	919,483	$ 21,240
Verizon Communications, Inc.	646,809	39,714
Walt Disney Co. (The)	87,524	12,659
		73,613

Consumer Discretionary—1.6%
Marriott International, Inc. Class A	137,258	20,785
Energy—12.0%
BP plc Sponsored ADR	1,273,144	48,049
Chevron Corp.	401,878	48,430
Diamondback Energy, Inc.	290,932	27,016
Marathon Petroleum Corp.	502,373	30,268
		153,763

Financials—20.1%
Bank of America Corp.	1,517,928	53,461
JPMorgan Chase & Co.	458,117	63,861
Progressive Corp. (The)	719,667	52,097
Wells Fargo & Co.	963,879	51,857
Willis Towers Watson plc	182,623	36,879
		258,155

Health Care—13.0%
Abbott Laboratories	457,135	39,706
Cigna Corp.	129,078	26,395
Humana, Inc.	104,976	38,476
Zimmer Biomet Holdings, Inc.	416,133	62,287
		166,864

	Shares	Value

Industrials—21.7%
Boeing Co. (The)	136,540	$ 44,479
CSX Corp.	630,967	45,657
Deere & Co.	223,329	38,694
Emerson Electric Co.	649,687	49,545
FedEx Corp.	114,721	17,347
Honeywell International, Inc.	253,898	44,940
L3Harris Technologies, Inc.	194,567	38,499
		279,161

Information Technology—15.4%
Fidelity National Information Services, Inc.	414,332	57,630
Microsoft Corp.	84,898	13,388
Motorola Solutions, Inc.	302,051	48,673
QUALCOMM, Inc.	342,845	30,249
Xilinx, Inc.	494,408	48,338
		198,278

Materials—2.3%
Nucor Corp.	510,675	28,741
Real Estate—3.2%
Crown Castle International Corp.	288,549	41,017
Utilities—3.1%
NextEra Energy, Inc.	164,446	39,822
Total Common Stocks (Identified Cost $998,871)		1,260,199

Total Long-Term Investments—98.1% (Identified Cost $998,871)		1,260,199

	Shares	Value

Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(1)	10,447,232	$ 10,447
Total Short-Term Investment (Identified Cost $10,447)		10,447

TOTAL INVESTMENTS—98.9% (Identified Cost $1,009,318)		$1,270,646
Other assets and liabilities, net—1.1%		14,564
NET ASSETS—100.0%		$1,285,210

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	93%
United Kingdom	4
Ireland	3
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,260,199	$1,260,199
Money Market Mutual Fund	10,447	10,447
Total Investments	$1,270,646	$1,270,646
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
21

Ceredex Mid-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—95.5%
Communication Services—3.2%
Interpublic Group of Cos., Inc. (The)	2,900,000	$ 66,990
Omnicom Group, Inc.	650,000	52,663
		119,653

Consumer Discretionary—5.4%
Best Buy Co., Inc.	350,000	30,730
BorgWarner, Inc.	1,200,000	52,056
Ford Motor Co.	4,300,000	39,990
MGM Resorts International	565,000	18,797
PVH Corp.	200,000	21,030
Royal Caribbean Cruises Ltd.	280,000	37,383
		199,986

Consumer Staples—4.0%
Archer-Daniels-Midland Co.	1,035,000	47,972
Energizer Holdings, Inc.	2,000,000	100,440
		148,412

Energy—7.5%
Diamondback Energy, Inc.	1,200,000	111,432
Marathon Petroleum Corp.	1,235,000	74,409
Noble Energy, Inc.	3,700,000	91,908
		277,749

Financials—19.7%
Affiliated Managers Group, Inc.	575,000	48,726
Assurant, Inc.	190,000	24,905
Axis Capital Holdings Ltd.	715,000	42,500
Comerica, Inc.	780,000	55,965
Hartford Financial Services Group, Inc. (The)	1,200,000	72,924
PacWest Bancorp	1,705,000	65,250
Pinnacle Financial Partners, Inc.	1,430,000	91,520
Progressive Corp. (The)	1,685,000	121,977
Willis Towers Watson plc	560,000	113,086
Zions Bancorp NA	1,730,000	89,822
		726,675

	Shares	Value

Health Care—11.3%
Agilent Technologies, Inc.	765,000	$ 65,262
Cooper Cos., Inc. (The)	240,000	77,110
Humana, Inc.	265,000	97,128
Zimmer Biomet Holdings, Inc.	1,180,000	176,622
		416,122

Industrials—8.4%
FedEx Corp.	265,000	40,071
Kennametal, Inc.	1,450,000	53,490
L3Harris Technologies, Inc.	250,000	49,468
Parker-Hannifin Corp.	175,000	36,019
Rockwell Automation, Inc.	90,000	18,240
Spirit AeroSystems Holdings, Inc. Class A	900,000	65,592
Xylem, Inc.	600,000	47,274
		310,154

Information Technology—13.7%
FLIR Systems, Inc.	900,000	46,863
KLA Corp.	550,000	97,994
Motorola Solutions, Inc.	725,000	116,826
Sabre Corp.	2,450,000	54,978
Western Digital Corp.	1,200,000	76,164
Xilinx, Inc.	1,180,000	115,369
		508,194

Materials—4.7%
Louisiana-Pacific Corp.	800,000	23,736
LyondellBasell Industries NV Class A	535,000	50,547
Nucor Corp.	1,000,000	56,280
PPG Industries, Inc.	325,000	43,384
		173,947

Real Estate—8.9%
American Campus Communities, Inc.	1,330,000	62,550
American Homes 4 Rent Class A	2,250,000	58,972
Cousins Properties, Inc.	2,200,000	90,640
Medical Properties Trust, Inc.	3,200,000	67,552
SBA Communications, Corp.	205,000	49,403
		329,117

	Shares	Value

Utilities—8.7%
CMS Energy Corp.	900,000	$ 56,556
FirstEnergy Corp.	1,925,000	93,555
Public Service Enterprise Group, Inc.	1,090,000	64,364
Sempra Energy	340,000	51,503
Xcel Energy, Inc.	885,000	56,189
		322,167

Total Common Stocks (Identified Cost $3,102,243)		3,532,176

Total Long-Term Investments—95.5% (Identified Cost $3,102,243)		3,532,176

Short-Term Investment—3.0%
Money Market Mutual Fund—3.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(1)	112,250,668	112,251
Total Short-Term Investment (Identified Cost $112,251)		112,251

TOTAL INVESTMENTS—98.5% (Identified Cost $3,214,494)		$3,644,427
Other assets and liabilities, net—1.5%		53,715
NET ASSETS—100.0%		$3,698,142

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	94%
Ireland	3
Netherlands	2
Bermuda	1
Total	100%
† % of total investments as of December 31, 2019.
See Notes to Financial Statements
22

Ceredex Mid-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$3,532,176	$3,532,176
Money Market Mutual Fund	112,251	112,251
Total Investments	$3,644,427	$3,644,427
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements
23

Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—100.0%
Communication Services—1.0%
Emerald Expositions Events, Inc.	5,726	$ 60
John Wiley & Sons, Inc. Class A	76,294	3,702
Scholastic Corp.	48,725	1,874
		5,636

Consumer Discretionary—10.6%
American Eagle Outfitters, Inc.	1,052,042	15,465
Bloomin’ Brands, Inc.	59,033	1,303
Children’s Place, Inc. (The)	226,492	14,160
Designer Brands, Inc. Class A	494,518	7,784
Lithia Motors, Inc. Class A	1,913	281
Movado Group, Inc.	88,351	1,921
Penske Automotive Group, Inc.	294,420	14,786
Standard Motor Products, Inc.	49,860	2,653
		58,353

Consumer Staples—4.5%
Energizer Holdings, Inc.	496,844	24,951
PriceSmart, Inc.	1,656	118
		25,069

Energy—0.5%
SM Energy Co.	260,710	2,930
Financials—26.4%
AMERISAFE, Inc.	59,561	3,933
Artisan Partners Asset Management, Inc. Class A	67,446	2,180
Bank of Hawaii Corp.	119,830	11,403
Cathay General Bancorp	161,253	6,136
Cohen & Steers, Inc.	2,104	132
Evercore, Inc. Class A	170,262	12,729
First American Financial Corp.	352,288	20,545
First Hawaiian, Inc.	424,000	12,232
First Interstate BancSystem, Inc. Class A	177,349	7,434
Hanover Insurance Group, Inc. (The)	73,747	10,079
Horace Mann Educators Corp.	139,292	6,082
Kemper Corp.	357,297	27,691
	Shares	Value

Financials—continued
SLM Corp.	2,760,737	$ 24,598
TrustCo Bank Corp. NY	95,937	832
		146,006

Health Care—3.0%
Hill-Rom Holdings, Inc.	132,896	15,088
Phibro Animal Health Corp. Class A	46,156	1,146
		16,234

Industrials—18.8%
Altra Industrial Motion Corp.	25,165	911
Apogee Enterprises, Inc.	182,476	5,931
Columbus McKinnon Corp.	21,267	851
Covanta Holding Corp.	615,379	9,132
Cubic Corp.	302,812	19,250
EnerSys	95,716	7,162
EnPro Industries, Inc.	75,624	5,058
Greenbrier Cos., Inc. (The)	38,085	1,235
Herman Miller, Inc.	197,960	8,245
Interface, Inc.	211,836	3,514
Kelly Services, Inc. Class A	116,676	2,635
Kforce, Inc.	91,826	3,646
Knoll, Inc.	350,719	8,859
Korn Ferry	109,748	4,653
Lindsay Corp.	3,074	295
Matson, Inc.	44,085	1,799
Matthews International Corp. Class A	22,684	866
Ritchie Bros. Auctioneers, Inc.	185,110	7,951
Simpson Manufacturing Co., Inc.	3,379	271
Tennant Co.	37,911	2,954
Tetra Tech, Inc.	3,264	281
Valmont Industries, Inc.	21,400	3,205
Wabash National Corp.	350,963	5,156
Werner Enterprises, Inc.	7,261	264
		104,124

Information Technology—19.0%
AVX Corp.	13,660	280
Cabot Microelectronics Corp.	62,326	8,995
Cohu, Inc.	193,003	4,410
Comtech Telecommunications Corp.	188,937	6,705
Daktronics, Inc.	22,060	134
Dolby Laboratories, Inc. Class A	82,369	5,667
	Shares	Value

Information Technology—continued
Littelfuse, Inc.	38,047	$ 7,278
MKS Instruments, Inc.	78,684	8,656
Monolithic Power Systems, Inc.	50,497	8,990
Power Integrations, Inc.	292,260	28,908
Sabre Corp.	1,122,701	25,193
		105,216

Materials—4.9%
AptarGroup, Inc.	12,151	1,405
Boise Cascade Co.	3,336	122
Carpenter Technology Corp.	92,301	4,595
Commercial Metals Co.	121,273	2,701
Haynes International, Inc.	21,240	760
Neenah, Inc.	3,943	277
Sensient Technologies Corp.	63,790	4,216
W.R. Grace & Co.	188,942	13,197
		27,273

Real Estate—11.3%
Alexander & Baldwin, Inc.	256,116	5,368
American Campus Communities, Inc.	183,464	8,628
DiamondRock Hospitality Co.	382,292	4,236
Monmouth Real Estate Investment Corp.	37,450	542
Outfront Media, Inc.	338,653	9,083
Physicians Realty Trust	1,181,378	22,375
Tanger Factory Outlet Centers, Inc.	738,935	10,885
Taubman Centers, Inc.	42,299	1,315
		62,432

Total Common Stocks (Identified Cost $468,279)		553,273

Total Long-Term Investments—100.0% (Identified Cost $468,279)		553,273

TOTAL INVESTMENTS—100.0% (Identified Cost $468,279)		$553,273
Other assets and liabilities, net—0.0%		113
NET ASSETS—100.0%		$553,386
See Notes to Financial Statements
24

Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$553,273	$553,273
Total Investments	$553,273	$553,273
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements
25

SGA International Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—96.8%
China—12.9%
Alibaba Group Holding Ltd. Sponsored ADR(1)	8,779	$ 1,862
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,081,412	1,296
TAL Education Group ADR(1)	21,536	1,038
Tencent Holdings Ltd.	25,872	1,247
		5,443

Denmark—6.9%
Chr. Hansen Holding A/S	15,626	1,242
Novo Nordisk A/S Sponsored ADR	28,779	1,665
		2,907

France—7.2%
Dassault Systemes SE	6,237	1,025
L’Oreal SA	6,833	2,024
		3,049

Germany—8.1%
adidas AG	5,259	1,710
SAP SE Sponsored ADR	12,519	1,677
		3,387

Hong Kong—5.0%
AIA Group Ltd.	201,245	2,113
India—7.4%
Asian Paints Ltd.	42,368	1,060
HDFC Bank Ltd. ADR	32,244	2,043
		3,103

Ireland—3.0%
Linde plc	5,934	1,263
Japan—4.9%
Fast Retailing Co. Ltd.	1,761	1,053
Sysmex Corp.	14,524	996
		2,049

	Shares	Value

Mexico—6.3%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	13,109	$ 1,239
Wal-Mart de Mexico SAB de C.V.	484,081	1,390
		2,629

Netherlands—7.4%
Adyen NV(1)	1,268	1,040
Heineken NV	19,526	2,079
		3,119

South Africa—2.6%
Sanlam Ltd.	192,156	1,085
Switzerland—9.0%
Alcon, Inc.(1)	21,855	1,236
Nestle S.A. Registered Shares	15,895	1,721
Temenos AG Registered Shares(1)	5,190	822
		3,779

United Kingdom—13.7%
Aon plc	9,696	2,020
Diageo plc	40,082	1,699
IHS Markit Ltd.(1)	27,066	2,039
		5,758

United States—2.4%
MercadoLibre, Inc.(1)	1,769	1,012
Total Common Stocks (Identified Cost $33,001)		40,696

Total Long-Term Investments—96.8% (Identified Cost $33,001)		40,696

	Shares	Value

Short-Term Investment—0.2%
Money Market Mutual Fund—0.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	99,864	$ 100
Total Short-Term Investment (Identified Cost $100)		100

TOTAL INVESTMENTS—97.0% (Identified Cost $33,101)		$40,796
Other assets and liabilities, net—3.0%		1,269
NET ASSETS—100.0%		$42,065

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United Kingdom	14%
China	13
Switzerland	9
Germany	8
Netherlands	8
India	8
France	8
Other	32
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$40,696	$40,696
Money Market Mutual Fund	100	100
Total Investments	$40,796	$40,796
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
26

Silvant Large-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—99.6%
Communication Services—16.0%
Alphabet, Inc. Class A(1)	2,853	$ 3,821
Alphabet, Inc. Class C(1)	2,929	3,916
Comcast Corp. Class A	40,823	1,836
Facebook, Inc. Class A(1)	18,192	3,734
Netflix, Inc.(1)	6,118	1,980
Walt Disney Co. (The)	14,424	2,086
		17,373

Consumer Discretionary—14.8%
Amazon.com, Inc.(1)	4,169	7,704
Chipotle Mexican Grill, Inc.(1)	825	691
Etsy, Inc.(1)	7,055	312
Home Depot, Inc. (The)	10,507	2,294
O’Reilly Automotive, Inc.(1)	4,670	2,047
Royal Caribbean Cruises Ltd.	5,874	784
TJX Cos., Inc. (The)	27,218	1,662
Tractor Supply Co.	5,732	536
		16,030

Consumer Staples—4.6%
Colgate-Palmolive Co.	12,407	854
Costco Wholesale Corp.	8,097	2,380
Estee Lauder Cos., Inc. (The) Class A	8,526	1,761
		4,995

Energy—0.6%
EOG Resources, Inc.	8,261	692
Financials—1.7%
American Express Co.	9,763	1,216
Goldman Sachs Group, Inc. (The)	2,545	585
		1,801

	Shares	Value

Health Care—12.9%
Alexion Pharmaceuticals, Inc.(1)	7,367	$ 797
Becton, Dickinson & Co.	2,038	554
Bristol-Myers Squibb Co.	21,150	1,358
DexCom, Inc.(1)	3,131	685
Edwards Lifesciences Corp.(1)	8,654	2,019
Exact Sciences Corp.(1)	10,749	994
Insulet Corp.(1)	2,384	408
Intuitive Surgical, Inc.(1)	1,943	1,149
Mettler-Toledo International, Inc.(1)	1,411	1,119
Teladoc Health, Inc.(1)	3,906	327
Thermo Fisher Scientific, Inc.	2,033	660
UnitedHealth Group, Inc.	9,103	2,676
Vertex Pharmaceuticals, Inc.(1)	5,454	1,194
		13,940

Industrials—9.6%
Boeing Co. (The)	4,680	1,525
Deere & Co.	8,063	1,397
Emerson Electric Co.	9,528	727
Fair Isaac Corp.(1)	1,307	490
Honeywell International, Inc.	8,750	1,549
IHS Markit Ltd.(1)	13,041	983
Knight-Swift Transportation Holdings, Inc.	31,672	1,135
Roper Technologies, Inc.	1,712	606
Waste Management, Inc.	7,689	876
Xylem, Inc.	14,882	1,172
		10,460

Information Technology—36.7%
Analog Devices, Inc.	6,834	812
Apple, Inc.	25,618	7,523
Applied Materials, Inc.	24,342	1,486
	Shares	Value

Information Technology—continued
Autodesk, Inc.(1)	11,772	$ 2,160
Mastercard, Inc. Class A	9,796	2,925
Microsoft Corp.	68,893	10,864
NVIDIA Corp.	6,508	1,531
Paycom Software, Inc.(1)	2,387	632
QUALCOMM, Inc.	9,234	815
salesforce.com, Inc.(1)	11,331	1,843
Splunk, Inc.(1)	5,242	785
Universal Display Corp.	6,169	1,271
Visa, Inc. Class A	30,843	5,795
Workday, Inc. Class A(1)	8,239	1,355
		39,797

Materials—1.6%
Air Products & Chemicals, Inc.	2,641	620
Vulcan Materials Co.	8,096	1,166
		1,786

Real Estate—1.1%
Equinix, Inc.	1,955	1,141
Total Common Stocks (Identified Cost $50,757)		108,015

Total Long-Term Investments—99.6% (Identified Cost $50,757)		108,015

TOTAL INVESTMENTS—99.6% (Identified Cost $50,757)		$108,015
Other assets and liabilities, net—0.4%		426
NET ASSETS—100.0%		$108,441

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$108,015	$108,015
Total Investments	$108,015	$108,015
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements
27

Silvant Small-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—97.6%
Communication Services—4.7%
Cable One, Inc.	323	$ 481
Cardlytics, Inc.(1)	5,273	331
Roku, Inc.(1)	4,488	601
		1,413

Consumer Discretionary—10.1%
Boyd Gaming Corp.	8,727	261
Cavco Industries, Inc.(1)	948	185
Churchill Downs, Inc.	2,700	371
Etsy, Inc.(1)	4,139	183
Five Below, Inc.(1)	2,702	346
iRobot Corp.(1)(2)	2,513	127
Ollie’s Bargain Outlet Holdings, Inc.(1)	3,378	221
Planet Fitness, Inc. Class A(1)	4,733	354
Shake Shack, Inc. Class A(1)	1,601	95
Texas Roadhouse, Inc.	9,290	523
Wingstop, Inc.	3,979	343
		3,009

Consumer Staples—3.9%
Inter Parfums, Inc.	3,773	274
J&J Snack Foods Corp.	1,376	254
Simply Good Foods Co. (The)(1)	9,949	284
WD-40 Co.	1,859	361
		1,173

Energy—0.5%
Cactus, Inc. Class A	4,352	149
Financials—6.7%
Ameris Bancorp	6,270	267
Ares Management Corp. Class A	7,623	272
Essent Group Ltd.	3,238	168
First Financial Bankshares, Inc.	11,722	411
Goosehead Insurance, Inc. Class A(2)	2,317	98
Heritage Commerce Corp.	17,290	222
NMI Holdings, Inc. Class A(1)	6,766	225
RLI Corp.	3,834	345
		2,008

Health Care—28.2%
Aimmune Therapeutics, Inc.(1)	7,619	255
Allakos, Inc.(1)	2,242	214
Bio-Techne Corp.	2,301	505
Chemed Corp.	1,589	698
Encompass Health Corp.	8,195	568
GW Pharmaceuticals plc ADR(1)	2,095	219
HealthEquity, Inc.(1)	6,644	492
Insmed, Inc.(1)	5,270	126
Inspire Medical Systems, Inc.(1)	4,324	321
	Shares	Value

Health Care—continued
Insulet Corp.(1)	4,201	$ 719
Invitae Corp.(1)	9,068	146
LHC Group, Inc.(1)	3,409	470
Madrigal Pharmaceuticals, Inc.(1)	1,291	118
Natera, Inc.(1)	9,493	320
Novocure Ltd.(1)	5,536	466
Penumbra, Inc.(1)	2,758	453
Phreesia, Inc.(1)	10,231	272
Reata Pharmaceuticals, Inc. Class A(1)	3,483	712
REGENXBIO, Inc.(1)	3,971	163
Sarepta Therapeutics, Inc.(1)	4,393	567
Tandem Diabetes Care, Inc.(1)	7,307	436
Ultragenyx Pharmaceutical, Inc.(1)	4,570	195
		8,435

Industrials—20.0%
Air Transport Services Group, Inc.(1)	12,216	287
ASGN, Inc.(1)	4,676	332
Barnes Group, Inc.	3,764	233
Brink’s Co. (The)	4,793	435
BWX Technologies, Inc.	3,626	225
Casella Waste Systems, Inc. Class A(1)	11,066	509
Chart Industries, Inc.(1)	5,212	352
ESCO Technologies, Inc.	2,104	195
Forward Air Corp.	5,419	379
Herc Holdings, Inc.(1)	3,226	158
KAR Auction Services, Inc.	4,917	107
Kratos Defense & Security Solutions, Inc.(1)	14,832	267
Mercury Systems, Inc.(1)	7,788	538
Parsons Corp.(1)	2,539	105
Proto Labs, Inc.(1)	2,883	293
Saia, Inc.(1)	3,663	341
Simpson Manufacturing Co., Inc.	3,603	289
Teledyne Technologies, Inc.(1)	2,687	931
		5,976

Information Technology—18.6%
Cabot Microelectronics Corp.	2,756	398
Coupa Software, Inc.(1)	3,351	490
Everbridge, Inc.(1)	4,521	353
Five9, Inc.(1)	9,094	596
II-VI, Inc.(1)	12,387	417
LivePerson, Inc.(1)	4,484	166
Mimecast Ltd.(1)	2,057	89
Paycom Software, Inc.(1)	880	233
Proofpoint, Inc.(1)	2,416	277
PROS Holdings, Inc.(1)	2,781	167
Q2 Holdings, Inc.(1)	13,572	1,101
Rogers Corp.(1)	1,773	221
Tower Semiconductor Ltd.(1)	7,787	187
	Shares	Value

Information Technology—continued
Varonis Systems, Inc.(1)	1,772	$ 138
ViaSat, Inc.(1)	6,891	504
Workiva, Inc.(1)	5,063	213
		5,550

Materials—4.9%
Ashland Global Holdings, Inc.	2,663	204
Balchem Corp.	5,551	564
Quaker Chemical Corp.	2,493	410
W.R. Grace & Co.	4,143	290
		1,468

Total Common Stocks (Identified Cost $20,896)		29,181

Total Long-Term Investments—97.6% (Identified Cost $20,896)		29,181

Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(3)	237,205	237
Total Short-Term Investment (Identified Cost $237)		237

Securities Lending Collateral—0.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(3)(4)	181,431	181
Total Securities Lending Collateral (Identified Cost $181)		181

TOTAL INVESTMENTS—99.0% (Identified Cost $21,314)		$29,599
Other assets and liabilities, net—1.0%		314
NET ASSETS—100.0%		$29,913

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
28

Silvant Small-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$29,181	$29,181
Securities Lending Collateral	181	181
Money Market Mutual Fund	237	237
Total Investments	$29,599	$29,599
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Financial Statements
29

Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—99.5%
Communication Services—12.6%
Facebook, Inc. Class A(1)	29,000	$ 5,952
Netflix, Inc.(1)	22,000	7,118
Zillow Group, Inc. Class C(1)	91,000	4,181
		17,251

Consumer Discretionary—28.0%
Alibaba Group Holding Ltd. Sponsored ADR(1)	22,400	4,751
Amazon.com, Inc.(1)	3,700	6,837
Chegg, Inc.(1)	10,000	379
Chewy, Inc. Class A(1)	110,200	3,196
lululemon athletica, Inc.(1)	10,000	2,317
MercadoLibre, Inc.(1)	10,300	5,891
Revolve Group, Inc.(1)	45,000	826
Shake Shack, Inc. Class A(1)	38,500	2,294
Tesla, Inc.(1)	22,040	9,220
Wayfair, Inc. Class A(1)	28,100	2,539
		38,250

Financials—1.3%
Goosehead Insurance, Inc. Class A	41,000	1,739
Health Care—14.3%
Adaptive Biotechnologies Corp.(1)	16,700	500
BioMarin Pharmaceutical, Inc.(1)	33,000	2,790
Exact Sciences Corp.(1)	83,100	7,685
Sage Therapeutics, Inc.(1)	10,900	787
Teladoc Health, Inc.(1)	88,000	7,367
Tilray, Inc.(1)	25,000	428
		19,557

Industrials—6.2%
CoStar Group, Inc.(1)	6,700	4,009
	Shares	Value

Industrials—continued
Lyft, Inc. Class A(1)	50,000	$ 2,151
Uber Technologies, Inc.(1)	80,000	2,379
		8,539

Information Technology—37.1%
Adobe, Inc.(1)	11,300	3,727
NVIDIA Corp.	28,200	6,635
Okta, Inc.(1)	42,700	4,926
Paylocity Holding Corp.(1)	30,000	3,625
PayPal Holdings, Inc.(1)	38,000	4,110
Pluralsight, Inc. Class A(1)	75,000	1,291
Q2 Holdings, Inc.(1)	8,500	689
RingCentral, Inc. Class A(1)	28,500	4,807
ServiceNow, Inc.(1)	15,000	4,235
Shopify, Inc. Class A(1)	20,700	8,230
Square, Inc. Class A(1)	19,000	1,189
Trade Desk, Inc. (The) Class A(1)	27,990	7,271
		50,735

Total Common Stocks (Identified Cost $85,963)		136,071

Total Long-Term Investments—99.5% (Identified Cost $85,963)		136,071

Short-Term Investment—0.9%
Money Market Mutual Fund—0.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(2)	1,293,883	1,294
Total Short-Term Investment (Identified Cost $1,294)		1,294

Value

TOTAL INVESTMENTS—100.4% (Identified Cost $87,257)	$137,365
Other assets and liabilities, net—(0.4)%	(574)
NET ASSETS—100.0%	$136,791

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	91%
Canada	6
China	3
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$136,071	$136,071
Money Market Mutual Fund	1,294	1,294
Total Investments	$137,365	$137,365
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
30

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2019
(Reported in thousands except shares and per share amounts)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund	SGA International Growth Fund
Assets
Investment in securities at value(1)	$ 1,270,646	$ 3,644,427	$ 553,273	$ 40,796
Cash	32,379	68,763	2,582	12
Receivables
Investment securities sold	—	—	—	480
Fund shares sold	7,218	5,631	3,275	751
Dividends	1,138	5,321	510	1
Tax reclaims	—	—	—	159
Prepaid expenses	48	85	45	36
Other assets	87	248	38	3
Total assets	1,311,516	3,724,475	559,723	42,238
Liabilities
Due to custodian	—	—	—	1
Payables
Fund shares repurchased	21,379	22,340	5,563	69
Investment securities purchased	3,371	—	—	—
Foreign capital gains tax	—	—	—	42
Investment advisory fees	656	2,072	395	13
Distribution and service fees	49	114	20	1
Administration and accounting fees	114	326	50	4
Transfer agent and sub-transfer agent fees and expenses	569	1,084	228	10
Professional fees	18	19	20	10
Trustee deferred compensation plan	87	248	38	3
Interest expense and/or commitment fees	2	4	1	— (a)
Other accrued expenses	61	126	22	20
Total liabilities	26,306	26,333	6,337	173
Net Assets	$ 1,285,210	$ 3,698,142	$ 553,386	$ 42,065
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 980,613	$ 3,224,361	$ 467,200	$ 27,896
Accumulated earnings (loss)	304,597	473,781	86,186	14,169
Net Assets	$ 1,285,210	$ 3,698,142	$ 553,386	$ 42,065
Net Assets:
Class A	$ 206,528	$ 362,322	$ 70,847	$ 6,376
Class C	$ 5,531	$ 45,867	$ 5,457	$ —
Class I	$ 668,846	$ 2,469,800	$ 460,284	$ 35,641
Class R6	$ 404,305	$ 820,153	$ 16,798	$ 48
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	15,076,870	28,560,484	7,556,122	607,464
Class C	417,238	3,710,050	666,108	—
Class I	48,204,471	191,607,197	46,843,623	3,326,606
Class R6	28,965,227	63,471,526	1,707,348	4,448
Net Asset Value and Redemption Price Per Share:
Class A	$ 13.70	$ 12.69	$ 9.38	$ 10.50
Class C	$ 13.26	$ 12.36	$ 8.19	$ —
Class I	$ 13.88	$ 12.89	$ 9.83	$ 10.71
Class R6	$ 13.96	$ 12.92	$ 9.84	$ 10.74
See Notes to Financial Statements
31

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019
(Reported in thousands except shares and per share amounts)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund	SGA International Growth Fund
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 14.54	$ 13.46	$ 9.95	$ 11.14
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%	5.75%
(1) Investment in securities at cost	$ 1,009,318	$ 3,214,494	$ 468,279	$ 33,101

(a)	Amount is less than $500.
See Notes to Financial Statements
32

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019
(Reported in thousands except shares and per share amounts)
	Silvant Large-Cap Growth Stock Fund	Silvant Small-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Assets
Investment in securities at value(1)(2)	$ 108,015	$ 29,599	$ 137,365
Cash	2,283	573	350
Receivables
Investment securities sold	2,352	—	—
Fund shares sold	7	2	302
Dividends	28	15	1
Securities lending income	—	— (a)	—
Prepaid expenses	25	22	29
Other assets	8	2	9
Total assets	112,718	30,213	138,056
Liabilities
Payables
Fund shares repurchased	252	69	954
Investment securities purchased	3,862	—	150
Collateral on securities loaned	—	181	—
Investment advisory fees	79	10	64
Distribution and service fees	20	3	10
Administration and accounting fees	10	3	12
Transfer agent and sub-transfer agent fees and expenses	20	11	39
Professional fees	19	19	19
Trustee deferred compensation plan	8	2	9
Interest expense and/or commitment fees	— (a)	— (a)	— (a)
Other accrued expenses	7	2	8
Total liabilities	4,277	300	1,265
Net Assets	$ 108,441	$ 29,913	$ 136,791
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 47,910	$ 21,263	$ 105,337
Accumulated earnings (loss)	60,531	8,650	31,454
Net Assets	$ 108,441	$ 29,913	$ 136,791
Net Assets:
Class A	$ 92,556	$ 11,694	$ 46,655
Class I	$ 15,720	$ 18,219	$ 90,136
Class R6	$ 165	$ —	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	17,241,895	1,697,113	1,638,066
Class I	1,934,843	1,965,673	2,969,664
Class R6	20,121	—	—
Net Asset Value and Redemption Price Per Share:
Class A	$ 5.37	$ 6.89	$ 28.48
Class I	$ 8.12	$ 9.27	$ 30.35
Class R6	$ 8.21	$ —	$ —
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 5.70	$ 7.31	$ 30.22
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%
(1) Investment in securities at cost	$ 50,757	$ 21,314	$ 87,257
(2) Market value of securities on loan	$ —	$ 178	$ —

(a)	Amount is less than $500.
See Notes to Financial Statements
33

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2019
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund	SGA International Growth Fund
Investment Income
Dividends	$ 29,163	$ 64,708	$14,392	$ 960
Security lending, net of fees	4	2	—	6
Foreign taxes withheld	(45)	—	(24)	(82)
Total investment income	29,122	64,710	14,368	884
Expenses
Investment advisory fees	8,598	21,617	4,923	596
Distribution and service fees, Class A	520	827	195	31
Distribution and service fees, Class C	51	435	68	—
Administration and accounting fees	1,345	3,264	616	80
Transfer agent fees and expenses	552	1,341	251	30
Sub-transfer agent fees and expenses, Class A	386	578	144	7
Sub-transfer agent fees and expenses, Class C	4	34	7	—
Sub-transfer agent fees and expenses, Class I	1,372	3,602	807	44
Custodian fees	3	7	2	4
Printing fees and expenses	82	249	59	8
Professional fees	42	62	34	56
Interest expense and/or commitment fees	1	3	— (1)	9
Registration fees	79	146	71	50
Trustees’ fees and expenses	106	234	48	7
Miscellaneous expenses	120	213	45	14
Total expenses	13,261	32,612	7,270	936
Less net expenses reimbursed and/or waived by investment adviser(2)	(1,058)	(420)	(23)	(35)
Less low balance account fees	— (1)	—	— (1)	—
Net expenses	12,203	32,192	7,247	901
Net investment income (loss)	16,919	32,518	7,121	(17)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	125,177	283,559	27,892	23,946
Foreign currency transactions	—	—	—	(42)
Net change in unrealized appreciation (depreciation) on:
Investments	205,088	542,330	58,549	(2,779)
Foreign currency transactions	—	—	—	1
Net realized and unrealized gain (loss) on investments	330,265	825,889	86,441	21,126
Net increase (decrease) in net assets resulting from operations	$347,184	$858,407	$93,562	$21,109

(1)	Amount is less than $500.
(2)	See Note 3D in the Notes to Financial Statements.
See Notes to Financial Statements
34

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2019
($ reported in thousands)
	Silvant Large-Cap Growth Stock Fund	Silvant Small-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Investment Income
Dividends	$ 1,050	$ 147	$ 123
Security lending, net of fees	— (1)	1	—
Total investment income	1,050	148	123
Expenses
Investment advisory fees	747	248	1,435
Distribution and service fees, Class A	200	27	122
Distribution and service fees, Class C	83	9	—
Administration and accounting fees	119	38	194
Transfer agent fees and expenses	49	14	78
Sub-transfer agent fees and expenses, Class A	30	9	59
Sub-transfer agent fees and expenses, Class C	8	1	—
Sub-transfer agent fees and expenses, Class I	27	31	155
Custodian fees	1	— (1)	1
Printing fees and expenses	10	4	14
Professional fees	23	22	21
Interest expense and/or commitment fees	1	— (1)	17
Registration fees	59	44	55
Trustees’ fees and expenses	8	2	14
Miscellaneous expenses	18	8	21
Total expenses	1,383	457	2,186
Less net expenses reimbursed and/or waived by investment adviser(2)	(62)	(102)	(252)
Less low balance account fees	— (1)	— (1)	—
Net expenses	1,321	355	1,934
Net investment income (loss)	(271)	(207)	(1,811)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	12,609	2,992	(9,063)
Net change in unrealized appreciation (depreciation) on:
Investments	18,668	5,654	43,895
Net realized and unrealized gain (loss) on investments	31,277	8,646	34,832
Net increase (decrease) in net assets resulting from operations	$31,006	$8,439	$33,021

(1)	Amount is less than $500.
(2)	See Note 3D in the Notes to Financial Statements.
See Notes to Financial Statements
35

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund		Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 16,919	$ 24,470	$ 32,518	$ 25,960
Net realized gain (loss)	125,177	270,639	283,559	200,467
Net change in unrealized appreciation (depreciation)	205,088	(452,928)	542,330	(438,316)
Increase (decrease) in net assets resulting from operations	347,184	(157,819)	858,407	(211,889)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(13,518)	(53,457)	(19,585)	(35,327)
Class C	(339)	(3,328)	(2,225)	(7,006)
Class I	(45,230)	(194,163)	(136,674)	(234,040)
Class R6	(25,235)	(65,935)	(46,058)	(51,699)
Total Dividends and Distributions to Shareholders	(84,322)	(316,883)	(204,542)	(328,072)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(60,021)	(19,255)	19,274	10,046
Class C	(10,334)	1,976	(17,758)	17,005
Class I	(286,380)	(209,198)	242,187	(30,972)
Class R6	68,747	33,668	287,970	110,772
Increase (decrease) in net assets from capital transactions	(287,988)	(192,809)	531,673	106,851
Net increase (decrease) in net assets	(25,126)	(667,511)	1,185,538	(433,110)
Net Assets
Beginning of period	1,310,336	1,977,847	2,512,604	2,945,714
End of Period	$ 1,285,210	$1,310,336	$ 3,698,142	$2,512,604
See Notes to Financial Statements
36

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Ceredex Small-Cap Value Equity Fund		SGA International Growth Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 7,121	$ 6,726	$ (17)	$ 231
Net realized gain (loss)	27,892	83,332	23,904	2,892
Net change in unrealized appreciation (depreciation)	58,549	(169,458)	(2,778)	(10,044)
Increase (decrease) in net assets resulting from operations	93,562	(79,400)	21,109	(6,921)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(3,931)	(11,429)	(3,190)	(17)
Class C	(300)	(2,616)	—	—
Class I	(25,070)	(78,044)	(17,106)	(193)
Class R6	(736)	—	(15)	(28)
Total Dividends and Distributions to Shareholders	(30,037)	(92,089)	(20,311)	(238)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(6,402)	(23,950)	(16,772)	5,263
Class C	(10,278)	(1,347)	—	—
Class I	(68,963)	(53,716)	(31,786)	2,640
Class R6	17,217	—	1	(9,108)
Increase (decrease) in net assets from capital transactions	(68,426)	(79,013)	(48,557)	(1,205)
Net increase (decrease) in net assets	(4,901)	(250,502)	(47,759)	(8,364)
Net Assets
Beginning of period	558,287	808,789	89,824	98,188
End of Period	$ 553,386	$ 558,287	$ 42,065	$ 89,824
See Notes to Financial Statements
37

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Silvant Large-Cap Growth Stock Fund		Silvant Small-Cap Growth Stock Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (271)	$ (539)	$ (207)	$ (260)
Net realized gain (loss)	12,609	19,079	2,992	3,012
Net change in unrealized appreciation (depreciation)	18,668	(17,667)	5,654	(4,387)
Increase (decrease) in net assets resulting from operations	31,006	873	8,439	(1,635)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(11,652)	(9,081)	(1,287)	(757)
Class C	(1,787)	(13,661)	(38)	(1,343)
Class I	(1,579)	(2,603)	(1,508)	(1,526)
Class R6	(14)	(35)	—	—
Total Dividends and Distributions to Shareholders	(15,032)	(25,380)	(2,833)	(3,626)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	36,853	(9,053)	4,461	25
Class C	(33,736)	8,694	(4,040)	865
Class I	(7,584)	(2,937)	83	(1,622)
Class R6	29	(358)	—	—
Increase (decrease) in net assets from capital transactions	(4,438)	(3,654)	504	(732)
Net increase (decrease) in net assets	11,536	(28,161)	6,110	(5,993)
Net Assets
Beginning of period	96,905	125,066	23,803	29,796
End of Period	$ 108,441	$ 96,905	$ 29,913	$23,803
See Notes to Financial Statements
38

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (1,811)	$ (904)
Net realized gain (loss)	(9,063)	(4,755)
Net change in unrealized appreciation (depreciation)	43,895	(6,273)
Increase (decrease) in net assets resulting from operations	33,021	(11,932)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	—	(1,337)
Class I	—	(4,041)
Total Dividends and Distributions to Shareholders	—	(5,378)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	13,124	23,715
Class I	(6,660)	67,787
Increase (decrease) in net assets from capital transactions	6,464	91,502
Net increase (decrease) in net assets	39,485	74,192
Net Assets
Beginning of period	97,306	23,114
End of Period	$ 136,791	$ 97,306
See Notes to Financial Statements
39

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Ceredex Large-Cap Value Equity Fund
Class A
1/1/19 to 12/31/19	$11.21	0.13	3.30	3.43	(0.17)	(0.77)	(0.94)	2.49	13.70	30.56%	$ 206,528	1.24%	1.29%	1.04%	118%
1/1/18 to 12/31/18	16.20	0.18	(1.81)	(1.63)	(0.24)	(3.12)	(3.36)	(4.99)	11.21	(10.63)	223,853	1.24	1.27	1.16	128
4/1/17 to 12/31/17(6)	16.98	0.13	1.84	1.97	(0.20)	(2.55)	(2.75)	(0.78)	16.20	12.14	323,202	1.24	1.30	1.04	54
4/1/16 to 3/31/17	14.60	0.23	2.43	2.66	(0.22)	(0.06)	(0.28)	2.38	16.98	18.31	335,256	1.25	1.36	1.45	77
4/1/15 to 3/31/16	16.48	0.17	(0.56)	(0.39)	(0.19)	(1.30)	(1.49)	(1.88)	14.60	(2.46)	362,805	1.27	1.37	1.09	66
4/1/14 to 3/31/15	16.90	0.18	0.99	1.17	(0.18)	(1.41)	(1.59)	(0.42)	16.48	6.98	461,642	1.25	1.36	1.03	73
Class C
1/1/19 to 12/31/19	$10.86	0.06	3.20	3.26	(0.09)	(0.77)	(0.86)	2.40	13.26	30.00%	$ 5,531	1.72%	1.94%	0.51%	118%
1/1/18 to 12/31/18	15.78	0.11	(1.77)	(1.66)	(0.14)	(3.12)	(3.26)	(4.92)	10.86	(11.09)	14,625	1.72	1.92	0.69	128
4/1/17 to 12/31/17(6)	16.59	0.08	1.78	1.86	(0.12)	(2.55)	(2.67)	(0.81)	15.78	11.76	17,744	1.68	1.86	0.61	54
4/1/16 to 3/31/17	14.28	0.15	2.37	2.52	(0.15)	(0.06)	(0.21)	2.31	16.59	17.70	18,590	1.72	1.72	0.98	77
4/1/15 to 3/31/16	16.15	0.10	(0.55)	(0.45)	(0.12)	(1.30)	(1.42)	(1.87)	14.28	(2.88)	19,053	1.71	1.71	0.65	66
4/1/14 to 3/31/15	16.59	0.10	0.97	1.07	(0.10)	(1.41)	(1.51)	(0.44)	16.15	6.50	21,207	1.71	1.71	0.57	73
Class I
1/1/19 to 12/31/19	$11.34	0.17	3.34	3.51	(0.20)	(0.77)	(0.97)	2.54	13.88	30.94%	$ 668,846	0.97%	1.04%	1.30%	118%
1/1/18 to 12/31/18	16.35	0.23	(1.84)	(1.61)	(0.28)	(3.12)	(3.40)	(5.01)	11.34	(10.39)	799,262	0.97	1.02	1.43	128
4/1/17 to 12/31/17(6)	17.11	0.17	1.86	2.03	(0.24)	(2.55)	(2.79)	(0.76)	16.35	12.42	1,300,385	0.97	1.05	1.31	54
4/1/16 to 3/31/17	14.71	0.28	2.45	2.73	(0.27)	(0.06)	(0.33)	2.40	17.11	18.63	1,432,996	0.97	1.09	1.73	77
4/1/15 to 3/31/16	16.60	0.22	(0.57)	(0.35)	(0.24)	(1.30)	(1.54)	(1.89)	14.71	(2.19)	1,440,587	0.97	1.09	1.40	66
4/1/14 to 3/31/15	17.02	0.23	0.99	1.22	(0.23)	(1.41)	(1.64)	(0.42)	16.60	7.25	1,927,039	0.95	1.07	1.33	73
Class R6*
1/1/19 to 12/31/19	$11.39	0.21	3.36	3.57	(0.23)	(0.77)	(1.00)	2.57	13.96	31.33%	$ 404,305	0.72%	0.85%	1.55%	118%
1/1/18 to 12/31/18	16.41	0.27	(1.85)	(1.58)	(0.32)	(3.12)	(3.44)	(5.02)	11.39	(10.22)	272,596	0.72	0.83	1.69	128
4/1/17 to 12/31/17(6)	17.18	0.21	1.85	2.06	(0.28)	(2.55)	(2.83)	(0.77)	16.41	12.60	336,516	0.72	0.80	1.57	54
4/1/16 to 3/31/17	14.77	0.32	2.46	2.78	(0.31)	(0.06)	(0.37)	2.41	17.18	18.92	322,129	0.72	0.72	1.98	77
4/1/15 to 3/31/16	16.66	0.23	(0.53)	(0.30)	(0.29)	(1.30)	(1.59)	(1.89)	14.77	(1.90)	272,861	0.72	0.72	1.48	66
8/1/14 (7) to 3/31/15	17.54	0.19	0.54	0.73	(0.20)	(1.41)	(1.61)	(0.88)	16.66	4.26	37,570	0.71	0.71	1.65	73

Ceredex Mid-Cap Value Equity Fund
Class A
1/1/19 to 12/31/19	$10.11	0.09	3.21	3.30	(0.10)	(0.62)	(0.72)	2.58	12.69	32.63%	$ 362,322	1.34% (8)(9)	1.30%	0.73%	121%
1/1/18 to 12/31/18	12.50	0.07	(1.02)	(0.95)	(0.09)	(1.35)	(1.44)	(2.39)	10.11	(8.08)	271,620	1.38 (8)	1.31	0.55	109
4/1/17 to 12/31/17(6)	14.33	0.08	0.69	0.77	(0.08)	(2.52)	(2.60)	(1.83)	12.50	5.87	320,717	1.38	1.37 (10)	0.75 (10)	82
4/1/16 to 3/31/17	12.22	0.11	2.63	2.74	(0.13)	(0.50)	(0.63)	2.11	14.33	22.69	369,102	1.39	1.45	0.81	108
4/1/15 to 3/31/16	13.60	0.11	(0.70)	(0.59)	(0.10)	(0.69)	(0.79)	(1.38)	12.22	(4.11)	397,599	1.40	1.45	0.86	98
4/1/14 to 3/31/15	13.96	0.09	0.92	1.01	(0.08)	(1.29)	(1.37)	(0.36)	13.60	7.45	590,327	1.38	1.41	0.64	94
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
40

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Ceredex Mid-Cap Value Equity Fund (Continued)
Class C
1/1/19 to 12/31/19	$ 9.84	0.03	3.13	3.16	(0.02)	(0.62)	(0.64)	2.52	12.36	32.08%	$ 45,867	1.79%	1.95%	0.26%	121%
1/1/18 to 12/31/18	12.18	0.02	(1.00)	(0.98)	(0.01)	(1.35)	(1.36)	(2.34)	9.84	(8.53)	53,419	1.79	1.97	0.17	109
4/1/17 to 12/31/17(6)	14.02	0.03	0.68	0.71	(0.03)	(2.52)	(2.55)	(1.84)	12.18	5.52	48,877	1.80	1.92	0.33	82
4/1/16 to 3/31/17	11.96	0.05	2.58	2.63	(0.07)	(0.50)	(0.57)	2.06	14.02	22.23	55,580	1.80	1.80	0.39	108
4/1/15 to 3/31/16	13.34	0.06	(0.68)	(0.62)	(0.07)	(0.69)	(0.76)	(1.38)	11.96	(4.49)	64,160	1.78	1.78	0.50	98
4/1/14 to 3/31/15	13.72	0.04	0.90	0.94	(0.03)	(1.29)	(1.32)	(0.38)	13.34	7.06	87,115	1.75	1.75	0.28	94
Class I
1/1/19 to 12/31/19	$10.25	0.13	3.26	3.39	(0.13)	(0.62)	(0.75)	2.64	12.89	33.08%	$2,469,800	1.04% (9)	1.04%	1.04%	121%
1/1/18 to 12/31/18	12.66	0.12	(1.05)	(0.93)	(0.13)	(1.35)	(1.48)	(2.41)	10.25	(7.83)	1,775,643	1.01 (9)	1.01	0.92	109
4/1/17 to 12/31/17(6)	14.48	0.12	0.70	0.82	(0.12)	(2.52)	(2.64)	(1.82)	12.66	6.21	2,187,625	1.04	1.04	1.09	82
4/1/16 to 3/31/17	12.34	0.15	2.66	2.81	(0.17)	(0.50)	(0.67)	2.14	14.48	23.08	2,716,560	1.08	1.08	1.12	108
4/1/15 to 3/31/16	13.74	0.15	(0.71)	(0.56)	(0.15)	(0.69)	(0.84)	(1.40)	12.34	(3.85)	2,717,761	1.12	1.12	1.16	98
4/1/14 to 3/31/15	14.09	0.13	0.93	1.06	(0.12)	(1.29)	(1.41)	(0.35)	13.74	7.76	3,552,288	1.10	1.10	0.92	94
Class R6*
1/1/19 to 12/31/19	$10.27	0.16	3.26	3.42	(0.15)	(0.62)	(0.77)	2.65	12.92	33.31%	$ 820,153	0.79%	0.87%	1.28%	121%
1/1/18 to 12/31/18	12.67	0.15	(1.05)	(0.90)	(0.15)	(1.35)	(1.50)	(2.40)	10.27	(7.58)	411,922	0.79	0.87	1.17	109
4/1/17 to 12/31/17(6)	14.49	0.15	0.70	0.85	(0.15)	(2.52)	(2.67)	(1.82)	12.67	6.41	388,495	0.80	0.85	1.37	82
4/1/16 to 3/31/17	12.36	0.19	2.66	2.85	(0.22)	(0.50)	(0.72)	2.13	14.49	23.34	291,554	0.80	0.80	1.44	108
4/1/15 to 3/31/16	13.76	0.21	(0.72)	(0.51)	(0.20)	(0.69)	(0.89)	(1.40)	12.36	(3.45)	192,640	0.80	0.80	1.68	98
8/1/14 (7) to 3/31/15	14.28	0.13	0.77	0.90	(0.13)	(1.29)	(1.42)	(0.52)	13.76	6.54	23,398	0.75	0.75	1.39	94

Ceredex Small-Cap Value Equity Fund
Class A
1/1/19 to 12/31/19	$ 8.45	0.09	1.37	1.46	(0.14)	(0.39)	(0.53)	0.93	9.38	17.21%	$ 70,847	1.47% (9)	1.47%	0.99%	42%
1/1/18 to 12/31/18	11.53	0.08	(1.51)	(1.43)	(0.15)	(1.50)	(1.65)	(3.08)	8.45	(12.70)	69,223	1.46 (9)	1.46	0.68	44
4/1/17 to 12/31/17(6)	12.58	0.14	0.90	1.04	(0.16)	(1.93)	(2.09)	(1.05)	11.53	8.74	114,673	1.47	1.50	1.52	15
4/1/16 to 3/31/17	10.96	0.07	2.20	2.27	(0.09)	(0.56)	(0.65)	1.62	12.58	20.81	123,495	1.55	1.55	0.58	29
4/1/15 to 3/31/16	15.25	0.08	(0.50)	(0.42)	(0.15)	(3.72)	(3.87)	(4.29)	10.96	(1.07)	121,367	1.55	1.55	0.62	36
4/1/14 to 3/31/15	17.61	0.15	0.38	0.53	(0.10)	(2.79)	(2.89)	(2.36)	15.25	3.79	162,732	1.52	1.52	0.89	10
Class C
1/1/19 to 12/31/19	$ 7.41	0.05	1.19	1.24	(0.07)	(0.39)	(0.46)	0.78	8.19	16.66%	$ 5,457	1.90%	2.14%	0.61%	42%
1/1/18 to 12/31/18	10.31	0.02	(1.34)	(1.32)	(0.08)	(1.50)	(1.58)	(2.90)	7.41	(13.07)	14,473	1.90	2.09	0.23	44
4/1/17 to 12/31/17(6)	11.46	0.09	0.80	0.89	(0.11)	(1.93)	(2.04)	(1.15)	10.31	8.28	20,658	1.90	2.07	1.05	15
4/1/16 to 3/31/17	10.04	0.02	2.02	2.04	(0.06)	(0.56)	(0.62)	1.42	11.46	20.35	24,529	1.90	1.90	0.22	29
4/1/15 to 3/31/16	14.31	0.03	(0.47)	(0.44)	(0.11)	(3.72)	(3.83)	(4.27)	10.04	(1.34)	27,410	1.90	1.90	0.28	36
4/1/14 to 3/31/15	16.71	0.08	0.36	0.44	(0.05)	(2.79)	(2.84)	(2.40)	14.31	3.42	33,793	1.88	1.88	0.54	10
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
41

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Ceredex Small-Cap Value Equity Fund (Continued)
Class I
1/1/19 to 12/31/19	$ 8.83	0.13	1.42	1.55	(0.16)	(0.39)	(0.55)	1.00	9.83	17.58%	$ 460,284	1.20% (9)	1.20%	1.26%	42%
1/1/18 to 12/31/18	11.98	0.12	(1.58)	(1.46)	(0.19)	(1.50)	(1.69)	(3.15)	8.83	(12.50)	474,591	1.18 (9)	1.18	0.99	44
4/1/17 to 12/31/17(6)	12.99	0.16	0.94	1.10	(0.18)	(1.93)	(2.11)	(1.01)	11.98	8.94	673,458	1.22	1.22	1.72	15
4/1/16 to 3/31/17	11.30	0.11	2.27	2.38	(0.13)	(0.56)	(0.69)	1.69	12.99	21.15	786,245	1.24	1.24	0.87	29
4/1/15 to 3/31/16	15.59	0.13	(0.50)	(0.37)	(0.20)	(3.72)	(3.92)	(4.29)	11.30	(0.64)	820,124	1.21	1.21	0.93	36
4/1/14 to 3/31/15	17.95	0.20	0.38	0.58	(0.15)	(2.79)	(2.94)	(2.36)	15.59	4.07	1,118,190	1.21	1.21	1.16	10
Class R6
2/26/19 (11) to 12/31/19	$10.04	0.15	0.22	0.37	(0.18)	(0.39)	(0.57)	(0.20)	9.84	3.69%	$ 16,798	0.88%	1.04%	1.83%	42% (12)

SGA International Growth Fund
Class A
1/1/19 to 12/31/19	$10.95	(0.02)	2.92	2.90	—	(3.35)	(3.35)	(0.45)	10.50	28.28%	$ 6,376	1.46% (13)(14)(15)	1.52%	(0.20) %	147% (16)
1/1/18 to 12/31/18	11.90	— (17)	(0.94)	(0.94)	(0.01)	—	(0.01)	(0.95)	10.95	(7.90)	22,233	1.42	1.44	0.03	37
4/1/17 to 12/31/17(6)	10.05	0.02	1.84	1.86	(0.01)	—	(0.01)	1.85	11.90	18.50	18,567	1.43	1.56	0.20	17
4/1/16 to 3/31/17	9.18	0.01	0.93	0.94	(0.03)	(0.04)	(0.07)	0.87	10.05	10.41	14,116	1.33 (18)	1.43 (18)	0.12	37
4/1/15 to 3/31/16	10.34	0.09	(0.27)	(0.18)	(0.06)	(0.92)	(0.98)	(1.16)	9.18	(1.77)	3,756	1.51	1.77	0.89	114
4/1/14 to 3/31/15	12.35	0.20	(0.87)	(0.67)	(0.22)	(1.12)	(1.34)	(2.01)	10.34	(4.87)	4,123	1.57	1.66	1.79	41
Class I
1/1/19 to 12/31/19	$11.13	— (17)	2.97	2.97	(0.04)	(3.35)	(3.39)	(0.42)	10.71	28.49%	$ 35,641	1.25% (13)(14)(15)	1.30%	0.01%	147% (16)
1/1/18 to 12/31/18	12.09	0.03	(0.96)	(0.93)	(0.03)	—	(0.03)	(0.96)	11.13	(7.69)	67,543	1.20 (8)	1.19	0.28	37
4/1/17 to 12/31/17(6)	10.19	0.04	1.87	1.91	(0.01)	—	(0.01)	1.90	12.09	18.79	70,342	1.20	1.27	0.42	17
4/1/16 to 3/31/17	9.30	0.03	0.94	0.97	(0.04)	(0.04)	(0.08)	0.89	10.19	10.54	51,120	1.14 (18)	1.24 (18)	0.34	37
4/1/15 to 3/31/16	10.45	0.13	(0.29)	(0.16)	(0.07)	(0.92)	(0.99)	(1.15)	9.30	(1.59)	28,756	1.30	1.67	1.28	114
4/1/14 to 3/31/15	12.45	0.25	(0.90)	(0.65)	(0.23)	(1.12)	(1.35)	(2.00)	10.45	(4.59)	19,023	1.37	1.48	2.15	41
Class R6*
1/1/19 to 12/31/19	$11.15	— (17)	2.99	2.99	(0.05)	(3.35)	(3.40)	(0.41)	10.74	28.59%	$ 48	1.16% (13)(14)(15)	1.25%	(0.02) %	147% (16)
1/1/18 to 12/31/18(19)	12.11	0.05	(0.97)	(0.92)	(0.04)	—	(0.04)	(0.96)	11.15	(7.63)	48	1.10	1.11	0.43	37
4/1/17 to 12/31/17(6)	10.20	0.04	1.89	1.93	(0.02)	—	(0.02)	1.91	12.11	18.89	9,279	1.10	1.19	0.42	17
4/1/16 to 3/31/17	9.31	0.05	0.93	0.98	(0.05)	(0.04)	(0.09)	0.89	10.20	10.62	6,558	1.03 (18)	1.14 (18)	0.49	37
9/1/15 (7) to 3/31/16	9.85	— (17)	0.38	0.38	—	(0.92)	(0.92)	(0.54)	9.31	3.81	5,832	1.14	1.54	0.09	114

Silvant Large-Cap Growth Stock Fund
Class A
1/1/19 to 12/31/19	$ 4.60	(0.01)	1.55	1.54	—	(0.77)	(0.77)	0.77	5.37	33.95%	$ 92,556	1.23%	1.26%	(0.25) %	15%
1/1/18 to 12/31/18	5.49	(0.02)	0.03	0.01	—	(0.90)	(0.90)	(0.89)	4.60	(0.83)	45,779	1.23	1.60	(0.29)	11
4/1/17 to 12/31/17(6)	7.20	(0.01)	1.21	1.20	—	(2.91)	(2.91)	(1.71)	5.49	17.88	63,051	1.23	1.46	(0.09)	14
4/1/16 to 3/31/17	7.81	(0.02)	0.57	0.55	—	(1.16)	(1.16)	(0.61)	7.20	7.83	60,900	1.23	1.24	(0.27)	42
4/1/15 to 3/31/16	8.75	(0.03)	(0.11)	(0.14)	—	(0.80)	(0.80)	(0.94)	7.81	(2.13)	62,115	1.20	1.21	(0.39)	10
4/1/14 to 3/31/15	8.35	(0.02)	1.20	1.18	—	(0.78)	(0.78)	0.40	8.75	14.83	65,953	1.18	1.19	(0.26)	13
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
42

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Silvant Large-Cap Growth Stock Fund (Continued)
Class I
1/1/19 to 12/31/19	$ 6.63	— (17)	2.26	2.26	—	(0.77)	(0.77)	1.49	8.12	34.41%	$ 15,720	0.97%	1.12%	0.01%	15%
1/1/18 to 12/31/18	7.53	— (17)	— (17)	—	—	(0.90)	(0.90)	(0.90)	6.63	(0.75)	19,234	0.97	1.10	(0.02)	11
4/1/17 to 12/31/17(6)	8.92	0.01	1.51	1.52	—	(2.91)	(2.91)	(1.39)	7.53	18.04	24,621	0.97	1.22	0.22	14
4/1/16 to 3/31/17	9.38	— (17)	0.70	0.70	—	(1.16)	(1.16)	(0.46)	8.92	8.14	92,638	0.97	1.26	(0.02)	42
4/1/15 to 3/31/16	10.32	(0.02)	(0.12)	(0.14)	—	(0.80)	(0.80)	(0.94)	9.38	(1.79)	110,562	0.97	1.24	(0.15)	10
4/1/14 to 3/31/15	9.70	—	1.40	1.40	—	(0.78)	(0.78)	0.62	10.32	15.03	127,236	0.94	1.17	(0.04)	13
Class R6*
1/1/19 to 12/31/19	$ 6.69	0.01	2.28	2.29	—	(0.77)	(0.77)	1.52	8.21	34.57%	$ 165	0.90%	0.98%	0.08%	15%
1/1/18 to 12/31/18	7.59	— (17)	— (17)	—	—	(0.90)	(0.90)	(0.90)	6.69	(0.73)	110	0.90	0.95	0.03	11
4/1/17 to 12/31/17(6)	8.94	0.02	1.54	1.56	—	(2.91)	(2.91)	(1.35)	7.59	18.53	464	0.91	0.93	0.28	14
4/1/16 to 3/31/17	9.39	0.01	0.70	0.71	—	(1.16)	(1.16)	(0.45)	8.94	8.23	2,426	0.90	0.90	0.05	42
4/1/15 to 3/31/16	10.33	(0.01)	(0.13)	(0.14)	—	(0.80)	(0.80)	(0.94)	9.39	(1.80)	37,087	0.88	0.89	(0.06)	10
8/1/14 (7) to 3/31/15	9.97	0.01	1.13	1.14	—	(0.78)	(0.78)	0.36	10.33	12.02	52,967	0.85	0.87	0.16	13

Silvant Small-Cap Growth Stock Fund
Class A
1/1/19 to 12/31/19	$ 5.68	(0.05)	2.09	2.04	—	(0.83)	(0.83)	1.21	6.89	35.81%	$ 11,694	1.27%	1.64%	(0.76) %	32%
1/1/18 to 12/31/18	6.92	(0.06)	(0.36)	(0.42)	—	(0.82)	(0.82)	(1.24)	5.68	(6.69)	5,725	1.41 (13)	1.68	(0.88)	36
4/1/17 to 12/31/17(6)	7.28	(0.04)	0.80	0.76	—	(1.12)	(1.12)	(0.36)	6.92	10.73	6,840	1.42	1.64	(0.70)	24
4/1/16 to 3/31/17	7.13	(0.04)	1.38	1.34	—	(1.19)	(1.19)	0.15	7.28	19.30	7,008	1.41	1.43	(0.55)	56
4/1/15 to 3/31/16	13.23	(0.08)	(1.35)	(1.43)	—	(4.67)	(4.67)	(6.10)	7.13	(13.38)	6,856	1.37	1.37	(0.76)	73
4/1/14 to 3/31/15	15.30	(0.13)	0.56	0.43	—	(2.50)	(2.50)	(2.07)	13.23	4.21	9,889	1.32	1.32	(0.96)	31
Class I
1/1/19 to 12/31/19	$ 7.42	(0.06)	2.74	2.68	—	(0.83)	(0.83)	1.85	9.27	36.04%	$ 18,219	1.15%	1.48%	(0.64) %	32%
1/1/18 to 12/31/18	8.78	(0.07)	(0.47)	(0.54)	—	(0.82)	(0.82)	(1.36)	7.42	(6.64)	14,513	1.29 (13)	1.53	(0.76)	36
4/1/17 to 12/31/17(6)	8.95	(0.04)	0.99	0.95	—	(1.12)	(1.12)	(0.17)	8.78	10.86	18,637	1.30	1.53	(0.58)	24
4/1/16 to 3/31/17	8.52	(0.04)	1.66	1.62	—	(1.19)	(1.19)	0.43	8.95	19.45	26,929	1.29	1.43	(0.44)	56
4/1/15 to 3/31/16	14.83	(0.10)	(1.54)	(1.64)	—	(4.67)	(4.67)	(6.31)	8.52	(13.36)	36,436	1.30	1.39	(0.74)	73
4/1/14 to 3/31/15	16.82	(0.14)	0.65	0.51	—	(2.50)	(2.50)	(1.99)	14.83	4.31	126,223	1.28	1.34	(0.92)	31

Zevenbergen Innovative Growth Stock Fund
Class A
1/1/19 to 12/31/19	$20.83	(0.32)	7.97	7.65	—	—	—	7.65	28.48	36.73%	$ 46,655	1.26% (20)	1.41%	(1.20) %	91%
1/1/18 to 12/31/18	19.96	(0.33)	2.57	2.24	—	(1.37)	(1.37)	0.87	20.83	10.80	24,902	1.48 (8)(13)	1.47	(1.35)	103
4/1/17 to 12/31/17(6)	18.56	(0.21)	3.74	3.53	—	(2.13)	(2.13)	1.40	19.96	19.18	5,484	1.51	1.66	(1.40)	50
4/1/16 to 3/31/17	18.37	(0.26)	3.67	3.41	—	(3.22)	(3.22)	0.19	18.56	20.42	6,375	1.50	1.55	(1.39)	64
4/1/15 to 3/31/16	20.76	(0.29)	(0.57)	(0.86)	—	(1.53)	(1.53)	(2.39)	18.37	(4.96)	8,127	1.49	1.49	(1.38)	59
4/1/14 to 3/31/15	20.53	(0.28)	1.17	0.89	—	(0.66)	(0.66)	0.23	20.76	4.47	10,535	1.45	1.45	(1.34)	42
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
43

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Zevenbergen Innovative Growth Stock Fund (Continued)
Class I
1/1/19 to 12/31/19	$22.15	(0.26)	8.46	8.20	—	—	—	8.20	30.35	37.02%	$ 90,136	1.01% (20)	1.15%	(0.94) %	91%
1/1/18 to 12/31/18	21.10	(0.30)	2.72	2.42	—	(1.37)	(1.37)	1.05	22.15	11.07	72,404	1.27 (8)(13)	1.23	(1.15)	103
4/1/17 to 12/31/17(6)	19.49	(0.19)	3.93	3.74	—	(2.13)	(2.13)	1.61	21.10	19.34	17,630	1.31	1.50	(1.19)	50
4/1/16 to 3/31/17	19.11	(0.23)	3.83	3.60	—	(3.22)	(3.22)	0.38	19.49	20.63	22,330	1.30	1.44	(1.18)	64
4/1/15 to 3/31/16	21.49	(0.26)	(0.59)	(0.85)	—	(1.53)	(1.53)	(2.38)	19.11	(4.74)	18,203	1.31	1.39	(1.20)	59
4/1/14 to 3/31/15	21.20	(0.26)	1.21	0.95	—	(0.66)	(0.66)	0.29	21.49	4.61	24,321	1.31	1.34	(1.20)	42

Footnote Legend:
*	On September 18, 2017, Class IS shares were renamed Class R6 shares.
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	The Fund changed its fiscal year end to December 31 during the period.
(7)	Class R6 (formerly IS) commenced operations for the predecessor fund (see Note 1).
(8)	See Note 3D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(9)	The share class is currently under its expense limitation.
(10)	The ratio excludes expenses waived/reimbursed net of amount recaptured. If expenses waived/reimbursed net of amount recaptured were included, the ratio would have been higher than the ratio shown.
(11)	Inception date.
(12)	Portfolio turnover is representative of the Fund for the entire year ended December 31, 2019.
(13)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(14)	Net expense ratio includes extraordinary proxy expenses.
(15)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.45% (Class A), 1.24% (Class I) and 1.15% (Class R6).
(16)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Fund’s subadviser and associated repositioning.
(17)	Amount is less than $0.005 per share.
(18)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to $0.01 per share and 0.09%, 0.07%, and 0.07% of average net assets for the Class A, Class I and Class R6 (formerly IS), respectively.
(19)	From November 9 through November 13, 2018, the Fund’s Class R6 shares did not have any investors, though the net asset value continued to be calculated using another share class adjusted for class expenses.
(20)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.25% (Class A) and 1.00% (Class I).
See Notes to Financial Statements
44

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2019
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 20 funds of the Trust are offered for sale, of which 7 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
Before each Fund identified below commenced operations, on July 14, 2017, all of the property, assets and liabilities of the corresponding fund identified as its respective Predecessor Fund (“Predecessor Fund”) were transferred to the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a “RidgeWorth Reorganization”) between the Trust, on behalf of the Funds, and RidgeWorth Funds, on behalf of the Predecessor Funds. As a result of each RidgeWorth Reorganization, the applicable Fund assumed the performance and accounting history of its corresponding Predecessor Fund. Financial information included for the dates prior to the RidgeWorth Reorganizations is that of the Predecessor Funds.
Predecessor Fund	Fund
RidgeWorth Ceredex Large-Cap Value Equity Fund	Ceredex Large-Cap Value Equity Fund
RidgeWorth Ceredex Mid-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund
RidgeWorth Ceredex Small-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund
RidgeWorth International Equity Fund	SGA International Growth Fund
RidgeWorth Silvant Large-Cap Growth Stock Fund	Silvant Large-Cap Growth Stock Fund
RidgeWorth Silvant Small-Cap Growth Stock Fund	Silvant Small-Cap Growth Stock Fund
RidgeWorth Innovative Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
All of the Funds offer Class A shares and Class I shares. Class C shares are offered by the Ceredex Large Cap Value Equity Fund, the Ceredex Mid-Cap Value Equity Fund and the Ceredex Small-Cap Value Equity Fund. Class R6 shares are offered by the Ceredex Large-Cap Value Equity Fund, the Ceredex Mid-Cap Value Equity Fund, the Ceredex Small-Cap Value Equity Fund, the SGA International Growth Fund, and the Silvant Large-Cap Growth Stock Fund.
Class A shares of the Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
On December 5, 2019, all Class C shares for the Silvant Large-Cap Growth Stock Fund and Silvant Small-Cap Growth Stock Fund were converted into Class A shares of the respective Fund.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
45

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
46

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2019, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2016 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2019, the securities loaned were subject to a MSLA on a net payment basis as follows:

	Counterparty	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Silvant Small-Cap Growth Stock Fund	BNYM	$178	$178	$—
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Ceredex Large-Cap Value Equity Fund	0.70%
Ceredex Mid-Cap Value Equity Fund	0.75
Ceredex Small-Cap Value Equity Fund	0.85
47

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
First $500 Million
SGA International Growth Fund	0.85%
Silvant Large-Cap Growth Stock Fund	0.70
Silvant Small-Cap Growth Stock Fund	0.85
Zevenbergen Innovative Growth Stock Fund	0.80
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
First $500 million = none — no discount from full fee
Next $500 million = 5% discount from full fee
Next $4 billion = 10% discount from full fee
Over $5 billion = 15% discount from full fee
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:
Fund	Subadviser
Ceredex Large-Cap Value Equity Fund	Ceredex (1)
Ceredex Mid-Cap Value Equity Fund	Ceredex (1)
Ceredex Small-Cap Value Equity Fund	Ceredex (1)
SGA International Growth Fund	SGA (2)
Silvant Large-Cap Growth Stock Fund	Silvant (3)
Silvant Small-Cap Growth Stock Fund	Silvant (3)
Zevenbergen Innovative Growth Stock Fund	Zevenbergen (4)
(1)	Ceredex Value Advisors LLC, an indirect, wholly-owned subsidiary of Virtus.
(2)	Sustainable Growth Advisers LP, an indirect, majority-owned subsidiary of Virtus.
(3)	Silvant Capital Management LLC, an indirect, wholly-owned subsidiary of Virtus.
(4)	Zevenbergen Capital Investments LLC, a minority-owned affiliate of the Adviser.
C.	Expense Limits and Fee Waivers
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2020 (except as noted). Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Ceredex Large-Cap Value Equity Fund	1.24%	1.72%	0.97%	0.72%
Ceredex Mid-Cap Value Equity Fund	1.38 ‡	1.79	1.08 ‡	0.79
Ceredex Small-Cap Value Equity Fund(1)	1.55 ‡	1.90	1.24 ‡	0.88
SGA International Growth Fund(2)	1.39	N/A	1.14	1.04
Silvant Large-Cap Growth Stock Fund	1.23	N/A	0.97	0.90
Silvant Small-Cap Growth Stock Fund	1.27	N/A	1.15	N/A
Zevenbergen Innovative Growth Stock Fund	1.25	N/A	1.00	N/A
‡	Each share class is currently below its expense cap.
(1)	Effective February 26, 2019 (inception date of class) for Class R6.
(2)	Effective December 1, 2019 through April 30, 2021. For the period January 1, 2019 through November 30, 2019, the expense cap for Class A, Class I and Class R6 were as follows: 1.42%, 1.20% and 1.10%, respectively.
From July 1, 2019 through September 24, 2019, the exclusions included front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any. As of September 25, 2019, the exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
48

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Fund	2020	2021	2022	Total
Ceredex Large-Cap Value Equity Fund
Class A	$ 144	$ 85	$103	$ 332
Class C	4	33	11	48
Class I	1,209	499	503	2,211
Class R6	187	366	441	994
Ceredex Mid-Cap Value Equity Fund
Class C	35	114	68	217
Class R6	129	335	485	949
Ceredex Small-Cap Value Equity Fund
Class C	21	36	17	74
Class R6	—	—	6	6
SGA International Growth Fund
Class A	17	5	7	29
Class I	43	3	37	83
Class R6	7	1	— (1)	8
Silvant Large-Cap Growth Stock Fund
Class A	34	236	77	347
Class I	157	32	27	216
Class R6	2	— (1)	— (1)	2
Silvant Small-Cap Growth Stock Fund
Class A	7	19	40	66
Class I	41	43	58	142
Zevenbergen Innovative Growth Stock Fund
Class A	1	6	72	79
Class I	21	22	180	223

During the year ended December 31, 2019, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class C	Class I	Class R6	Total
Ceredex Mid-Cap Value Equity Fund	$ 133	$ —	$ —	$ —	$ 133
Ceredex Small-Cap Value Equity Fund	— (1)	—	—	—	— (1)
SGA International Growth Fund	— (1)	—	9	— (1)	9
Silvant Large-Cap Growth Stock Fund	56	—	— (1)	—	56
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended December 31, 2019, it retained net commissions of $88 for Class A shares and CDSC of $—(1) and $7 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
(1) Amount is less than $500.
49

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended December 31, 2019, the Funds incurred administration fees totaling $5,122 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended December 31, 2019, the Funds incurred transfer agent fees totaling $2,295 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2019.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the period ended December 31, 2019, were as follows:
	Purchases	Sales
Ceredex Large-Cap Value Equity Fund	$1,478,031	$1,849,211
Ceredex Mid-Cap Value Equity Fund	3,893,389	3,623,848
Ceredex Small-Cap Value Equity Fund	239,106	324,372
SGA International Growth Fund	100,325	167,481
Silvant Large-Cap Growth Stock Fund	15,362	35,275
Silvant Small-Cap Growth Stock Fund	8,991	11,286
Zevenbergen Innovative Growth Stock Fund	161,240	154,792
Note 5. Capital Share Transactions
($ reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Ceredex Large-Cap Value Equity Fund				Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	3,072	$ 38,300	2,614	$ 39,624	9,555	$ 112,353	4,726	$ 58,075
Shares issued-merger (See Note 12)	—	—	—	—	—	—	5,225	66,645
Reinvestment of distributions	924	12,649	4,320	50,367	1,459	18,481	3,073	33,047
Shares repurchased and cross class conversions	(8,895)	(110,970)	(6,911)	(109,246)	(9,329)	(111,560)	(11,799)	(147,721)
Net Increase / (Decrease)	(4,899)	$ (60,021)	23	$ (19,255)	1,685	$ 19,274	1,225	$ 10,046
Class C
Shares sold and cross class conversions	128	$ 1,615	163	$ 2,076	799	$ 9,255	534	$ 6,218
Shares issued-merger (See Note 12)	—	—	—	—	—	—	1,910	23,733
Reinvestment of distributions	19	252	279	3,146	160	1,988	609	6,381
Shares repurchased and cross class conversions	(1,076)	(12,201)	(220)	(3,246)	(2,677)	(29,001)	(1,638)	(19,327)
Net Increase / (Decrease)	(929)	$ (10,334)	222	$ 1,976	(1,718)	$ (17,758)	1,415	$ 17,005
50

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Ceredex Large-Cap Value Equity Fund				Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold and cross class conversions	7,032	$ 91,024	8,020	$ 126,515	62,142	$ 749,099	34,345	$ 426,122
Shares issued-merger (See Note 12)	—	—	—	—	—	—	2,755	35,576
Reinvestment of distributions	3,239	44,928	16,369	193,176	10,010	128,823	20,645	224,582
Shares repurchased and cross class conversions	(32,573)	(422,332)	(33,432)	(528,889)	(53,728)	(635,735)	(57,387)	(717,252)
Net Increase / (Decrease)	(22,302)	$ (286,380)	(9,043)	$ (209,198)	18,424	$ 242,187	358	$ (30,972)
Class R6
Shares sold and cross class conversions	8,603	$ 114,089	3,774	$ 59,946	28,378	$ 347,267	13,728	$ 172,709
Shares issued-merger (See Note 12)	—	—	—	—	—	—	11	136
Reinvestment of distributions	1,732	24,166	5,265	62,237	3,455	44,568	4,531	49,173
Shares repurchased and cross class conversions	(5,295)	(69,508)	(5,622)	(88,515)	(8,484)	(103,865)	(8,818)	(111,246)
Net Increase / (Decrease)	5,040	$ 68,747	3,417	$ 33,668	23,349	$ 287,970	9,452	$ 110,772

	Ceredex Small-Cap Value Equity Fund				SGA International Growth Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,431	$ 13,127	687	$ 7,541	216	$ 2,232	828	$ 9,578
Reinvestment of distributions	412	3,889	1,305	11,341	317	3,138	1	17
Shares repurchased and cross class conversions	(2,480)	(23,418)	(3,748)	(42,832)	(1,956)	(22,142)	(359)	(4,332)
Net Increase / (Decrease)	(637)	$ (6,402)	(1,756)	$ (23,950)	(1,423)	$ (16,772)	470	$ 5,263
Class C
Shares sold and cross class conversions	27	$ 227	24	$ 230	—	$ —	—	$ —
Reinvestment of distributions	34	280	335	2,552	—	—	—	—
Shares repurchased and cross class conversions	(1,347)	(10,785)	(410)	(4,129)	—	—	—	—
Net Increase / (Decrease)	(1,286)	$ (10,278)	(51)	$ (1,347)	—	$ —	—	$ —
Class I
Shares sold and cross class conversions	6,622	$ 65,246	7,279	$ 86,665	2,293	$ 25,984	2,266	$ 26,945
Reinvestment of distributions	2,506	24,798	8,502	77,107	1,677	16,935	14	180
Shares repurchased and cross class conversions	(16,019)	(159,007)	(18,285)	(217,488)	(6,711)	(74,705)	(2,031)	(24,485)
Net Increase / (Decrease)	(6,891)	$ (68,963)	(2,504)	$ (53,716)	(2,741)	$ (31,786)	249	$ 2,640
51

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Ceredex Small-Cap Value Equity Fund				SGA International Growth Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold and cross class conversions	1,691	$ 17,061	—	$ —	— (1)	$ 1	68	$ 823
Reinvestment of distributions	74	736	—	—	— (1)	— (2)	2	28
Shares repurchased and cross class conversions	(58)	(580)	—	—	(—) (1)	(—) (2)	(832)	(9,959)
Net Increase / (Decrease)	1,707	$ 17,217	—	$ —	—	$ 1	(762)	$ (9,108)

	Silvant Large-Cap Growth Stock Fund				Silvant Small-Cap Growth Stock Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	7,178	$ 36,377	796	$ 4,546	803	$ 5,317	54	$ 390
Reinvestment of distributions	2,134	11,472	1,575	8,045	183	1,273	121	744
Shares repurchased and cross class conversions	(2,031)	(10,996)	(3,890)	(21,644)	(297)	(2,129)	(154)	(1,109)
Net Increase / (Decrease)	7,281	$ 36,853	(1,519)	$ (9,053)	689	$ 4,461	21	$ 25
Class C
Shares sold and cross class conversions	325	$ 546	302	$ 687	69	$ 137	45	$ 89
Reinvestment of distributions	1,096	1,776	7,522	13,627	18	37	735	1,340
Shares repurchased and cross class conversions	(22,114)	(36,058)	(2,406)	(5,620)	(2,301)	(4,214)	(242)	(564)
Net Increase / (Decrease)	(20,693)	$ (33,736)	5,418	$ 8,694	(2,214)	$ (4,040)	538	$ 865
Class I
Shares sold and cross class conversions	162	$ 1,242	294	$ 2,350	282	$ 2,596	327	$ 3,033
Reinvestment of distributions	170	1,366	319	2,320	158	1,477	187	1,493
Shares repurchased and cross class conversions	(1,296)	(10,192)	(984)	(7,607)	(430)	(3,990)	(680)	(6,148)
Net Increase / (Decrease)	(964)	$ (7,584)	(371)	$ (2,937)	10	$ 83	(166)	$ (1,622)
Class R6
Shares sold and cross class conversions	2	$ 18	2	$ 20	—	$ —	—	$ —
Reinvestment of distributions	2	14	4	35	—	—	—	—
Shares repurchased and cross class conversions	(—) (1)	(3)	(51)	(413)	—	—	—	—
Net Increase / (Decrease)	4	$ 29	(45)	$ (358)	—	$ —	—	$ —

52

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
	Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	1,974	$ 53,101	1,662	$ 41,024
Reinvestment of distributions	—	—	59	1,297
Shares repurchased and cross class conversions	(1,532)	(39,977)	(801)	(18,606)
Net Increase / (Decrease)	442	$ 13,124	920	$ 23,715
Class I
Shares sold and cross class conversions	5,739	$ 160,109	5,080	$ 132,175
Reinvestment of distributions	—	—	161	3,773
Shares repurchased and cross class conversions	(6,038)	(166,769)	(2,807)	(68,161)
Net Increase / (Decrease)	(299)	$ (6,660)	2,434	$ 67,787
(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.

Note 6. 10% Shareholders
As of December 31, 2019, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Ceredex Large-Cap Value Equity Fund	32%	2
Ceredex Mid-Cap Value Equity Fund	38	2
Ceredex Small-Cap Value Equity Fund	49	3
SGA International Growth Fund	32	2
Silvant Large-Cap Growth Stock Fund	54	1
Silvant Small-Cap Growth Stock Fund	52	2
Zevenbergen Innovative Growth Stock Fund	33	2
*	None of the accounts are affiliated.
Note 7. Credit Risk and Asset Concentration
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At December 31, 2019, the following Funds held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
Ceredex Small-Cap Value Equity Fund	Financials	26%
SGA International Growth Fund	Consumer Staples	25
Silvant Large-Cap Growth Stock Fund	Information Technology	37
Silvant Small-Cap Growth Stock Fund	Health Care	28
Zevenbergen Innovative Growth Stock Fund	Information Technology	37
Zevenbergen Innovative Growth Stock Fund	Consumer Discretionary	28
53

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2019, the Funds did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into a $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 12, 2020. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
SGA International Growth Fund	$ 9	$ 7,845	3.66%	11
Zevenbergen Innovative Growth Stock Fund	17	18,070	3.30	10
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2019, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Ceredex Large-Cap Value Equity Fund	$ 1,013,101	$ 269,205	$ (11,660)	$ 257,545
Ceredex Mid-Cap Value Equity Fund	3,231,362	446,060	(32,995)	413,065
Ceredex Small-Cap Value Equity Fund	471,767	108,129	(26,623)	81,506
SGA International Growth Fund	33,169	7,995	(368)	7,626
Silvant Large-Cap Growth Stock Fund	50,893	57,569	(447)	57,122
Silvant Small-Cap Growth Stock Fund	21,346	9,542	(1,289)	8,253
Zevenbergen Innovative Growth Stock Fund	92,813	47,642	(3,090)	44,552
Certain Funds have capital loss carryforwards available to offset future realized capital gains, through the indicated expiration dates shown below:
	No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term
Zevenbergen Innovative Growth Stock Fund	$12,753	$—	$12,753	$—
54

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2019, the following Funds deferred and recognized qualified late year losses as follows:
	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Ceredex Large-Cap Value Equity Fund	$ —	$ —	$ —	$ (5,404)
Ceredex Mid-Cap Value Equity Fund	—	—	—	(51,475)
Ceredex Small-Cap Value Equity Fund	—	—	—	(569)
Silvant Large-Cap Growth Stock Fund	—	—	—	(209)
Zevenbergen Innovative Growth Stock Fund	—	—	339	(3,216)
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Ceredex Large-Cap Value Equity Fund	$20,468	$26,686
Ceredex Mid-Cap Value Equity Fund	43,298	17,627
Ceredex Small-Cap Value Equity Fund	—	4,724
SGA International Growth Fund	2,685	3,905
Silvant Large-Cap Growth Stock Fund	—	3,416
Silvant Small-Cap Growth Stock Fund	—	399
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Ceredex Large-Cap Value Equity Fund
12/31/19	$ 26,548	$ 57,774	$ 84,322
12/31/18	35,701	281,182	316,883
Ceredex Mid-Cap Value Equity Fund
12/31/19	83,751	120,791	204,542
12/31/18	167,194	160,878	328,072
Ceredex Small-Cap Value Equity Fund
12/31/19	8,564	21,473	30,037
12/31/18	17,110	74,979	92,089
SGA International Growth Fund
12/31/19	1,909	18,402	20,311
12/31/18	238	—	238
Silvant Large-Cap Growth Stock Fund
12/31/19	—	15,032	15,032
12/31/18	371	25,009	25,380
Silvant Small-Cap Growth Stock Fund
12/31/19	17	2,816	2,833
12/31/18	381	3,245	3,626
Zevenbergen Innovative Growth Stock Fund
12/31/18	3,201	2,177	5,378
55

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or NAVs of the Funds. As of December 31, 2019, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Total Distributable Earnings (Accumulated Losses)
Ceredex Large-Cap Value Equity Fund	$ (556)	$ 556
Silvant Large-Cap Growth Stock Fund	(133)	133
Silvant Small-Cap Growth Stock Fund	(201)	201
Zevenbergen Innovative Growth Stock Fund	(1,807)	1,807
Note 12. Reorganization
($ reported in thousands)
On August 10, 2017, the Board of Trustees of Virtus Asset Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Virtus Contrarian Value Fund (the “Merged Fund”), a series of Virtus Equity Trust, and Virtus Ceredex Mid-Cap Value Equity Fund (the “Acquiring Fund”), a series of Virtus Asset Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to allow shareholders of the Merged Fund to own shares of a fund with a similar investment objective and style as, superior performance for the one-, five- and ten-year periods ended December 31, 2016, than, and potentially lower expenses than, the Merged Fund. The acquisition was accomplished by a tax-free exchange of shares on January 19, 2018. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Merged Fund	Shares Outstanding		Acquiring Fund	Shares Converted		Merged Fund Net Asset Value of Converted Shares
Virtus Contrarian Value Fund	Class A	1,995	Virtus Ceredex Mid-Cap Value Equity Fund	Class A	5,225	$66,645
	Class C	747		Class C	1,910	23,733
	Class I	1,067		Class I	2,755	35,576
	Class R6	4		Class R6	11	136
The net assets and net unrealized appreciation (depreciation) before the acquisition were as follows:
Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Contrarian Value Fund	$126,090	$51,560	Virtus Ceredex Mid-Cap Value Equity Fund	$2,975,539
Assuming the acquisition had been completed on January 1, 2018, the Virtus Ceredex Mid-Cap Value Equity Fund’s results of operations for the period ended December 31, 2018, would have been as follows:
Net investment income (loss)	$26,073(a)
Net realized and unrealized gain (loss) on investments	(225,475) (b)
Net increase (decrease) in net assets resulting from operations	$ (199,402)
(a) $25,960, as reported in the Statement of Operations, plus $113 Net investment income from Virtus Contrarian Value Fund pre-merger.
(b) $(237,849), as reported in the Statement of Operations, plus $12,374 Net realized and unrealized gain (loss) on investments from Virtus Contrarian Value Fund pre-merger.
Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Contrarian Value Fund that have been included in the acquiring Virtus Ceredex Mid-Cap Value Equity Fund Statement of Operations since January 19, 2018.
56

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.
57

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex
Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant
Large-Cap Growth Stock Fund, Virtus Silvant Small-Cap Growth Stock Fund and Virtus Zevenbergen Innovative Growth Stock Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund, Virtus Silvant Small-Cap Growth Stock Fund and Virtus
Zevenbergen Innovative Growth Stock Fund (seven of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 21, 2020
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.
58

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2019
For the fiscal year ended December 31, 2019, the Funds make the following disclosures for federal income tax purposes.Below is listed the percentage, or the maximum amount allowable, of its ordinary dividends that qualify for a deduction of 20% of qualified REIT dividends allowed to individual shareholders, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of Qualified REIT dividends, QDI, and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
	Qualified REIT Dividends	QDI	DRD	LTCG
Ceredex Large-Cap Value Equity Fund	— %	98.90%	94.47%	$ 84,460
Ceredex Mid-Cap Value Equity Fund	5.94	72.54	70.12	139,398
Ceredex Small-Cap Value Equity Fund	—	100.00	100.00	24,645
SGA International Growth Fund	—	36.58	—	19,390
Silvant Large-Cap Growth Stock Fund	—	—	—	12,244
Silvant Small-Cap Growth Stock Fund	—	100.00	100.00	2,991
For the fiscal year ended December 31, 2019, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
SGA International Growth Fund	$ 903	$ 82
59

RESULTS OF SHAREHOLDER MEETING (Unaudited)
AUGUST 27, 2019
At a special meeting of shareholders of Virtus SGA International Growth Fund (the “Fund”), a series of Virtus Asset Trust (the “Trust”), held on August 27, 2019, shareholders voted on the following proposal:
Proposal 1.

Number of Eligible Votes:	FOR	AGAINST	ABSTAIN
To approve a Subadvisory Agreement by and among the Trust, Virtus Fund Advisers, LLC and Sustainable Growth Advisers, LP	45,387,597.66	498,100.23	176,340.87
Shareholders of the Fund voted to approve the above proposal.
60

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND (fka VIRTUS WCM INTERNATIONAL EQUITY FUND), VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the subadvisory agreements (the “Subadvisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Ceredex Value Advisors LLC (“Ceredex”) with respect to Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund and Virtus Ceredex Small-Cap Value Equity Fund; the Trust, VFA and Silvant Capital Management LLC (“Silvant”) with respect to Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund; and the Trust, VFA and Zevenbergen Capital Investments LLC (“Zevenbergen”) with respect to Virtus Zevenbergen Innovative Growth Stock Fund (each a “Subadviser” and collectively, the “Subadvisers”). At in-person meetings held on October 30, 2019 and November 20-21, 2019 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal as further discussed below. (The subadvisory agreement with Sustainable Growth Advisers LP with respect to Virtus SGA International Growth Fund was not due for renewal since it had been approved earlier in the year.) In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of each Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services provided to the Funds by VFA and each of the Subadvisers; (2) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (4) the profitability of VFA under the Advisory Agreement; (5) any “fall-out” benefits to VFA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VFA, the Subadvisers or their affiliates from VFA’s or the applicable Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on each Fund’s performance and expenses; (7) fees paid to VFA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and each Subadviser, including completed questionnaires, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadvisers, including (a) VFA’s ability to select and monitor subadvisers; (b) VFA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by
61

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND (fka VIRTUS WCM INTERNATIONAL EQUITY FUND), VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
VFA and its affiliates to the Funds; (e) VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Fund’s(s’) investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund(s); (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund(s).
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Funds prepared by Broadridge, an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each applicable Fund. The Board was mindful of VFA’s focus on each Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended June 30, 2019.
Virtus Ceredex Large-Cap Value Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- and 10-year periods and underperformed the median of its Performance Universe for the 3- and 5-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods and underperformed its benchmark for the 10-year period.
Virtus Ceredex Small-Cap Value Equity Fund. The Board noted that the Fund’s performance was equal to the median of its Performance Universe for the 10-year period and that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 5- and 10-year periods and underperformed its benchmark for the 3-year period.
62

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND (fka VIRTUS WCM INTERNATIONAL EQUITY FUND), VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Virtus SGA International Growth Fund (fka Virtus WCM International Equity Fund). The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Silvant Large-Cap Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 10-year periods and underperformed the median of its Performance Universe for the 5-year period. The Board also noted that the Fund underperformed its benchmark for the 3-, 5- and 10-year periods and outperformed its benchmark for the 1-year period.
Virtus Silvant Small-Cap Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe 1-year period and underperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5- and 10-year periods.
Virtus Zevenbergen Innovative Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
The Board also considered management’s discussion about the reasons for each applicable Fund’s underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, or reasons discussed for underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VFA out of its management fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Ceredex Large-Cap Value Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board considered that the Fund’s net management fee was in the fifth quintile of the Expense Universe and net total expenses were in the fourth quintile of the Expense Universe.
Virtus Ceredex Small-Cap Value Equity Fund. The Board considered that the Fund’s net management fee was in the fifth quintile of the Expense Universe and net total expenses were in the fourth quintile of the Expense Universe.
Virtus SGA International Growth Fund (fka Virtus WCM International Equity Fund). The Board considered that the Fund’s net management fee and net total expenses were each in the fifth quintile of the Expense Universe.
Virtus Silvant Large-Cap Growth Stock Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Silvant Small-Cap Growth Stock Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Zevenbergen Innovative Growth Stock Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
63

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND (fka VIRTUS WCM INTERNATIONAL EQUITY FUND), VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, VIRTUS SILVANT SMALL-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Profitability
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by a VFA affiliate. In addition to the fees paid to VFA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund(s) managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and each Subadviser and their respective affiliates from their relationships with the applicable Fund(s). Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VFA, there are no other direct benefits to the Subadvisers or VFA in providing investment advisory services to the Fund(s), other than the fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Fund(s) could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.
64

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Brown, Thomas J. YOB: 1945 Served Since: 2017 70 Portfolios	Retired.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2017 74 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 70 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2018), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Director (1999 to 2019) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 70 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; Member (since 2014), Counselors of Real Estate.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2017 70 Portfolios	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (56 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 70 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (2014 to 2019), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
65

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip Chairman YOB: 1946 Served Since: 1989 74 Portfolios	Retired.	Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 74 Portfolios	Retired.	Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).
Oates, James M. YOB: 1946 Served Since: 2005 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm).	Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (56 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2005 70 Portfolios	Retired. Managing Director (1998 to 2013), Northway Management Company.	Honorary Board Member (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (56 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 70 Portfolios	Senior Adviser (2018 to 2019), Vatic Labs, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2004), Virtus Total Return Fund Inc.; Director (2004 to 2019), the former Virtus Total Return Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.
Zino, Brian T. YOB: 1952 Served Since: 2020 70 Portfolios	Retired. Various roles (1982 to 2008), J. & W. Seligman & Co. Incorporated, including President (1994 to 2008).	Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
66

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Aylward, George R.* YOB: 1964 Served since: 2006 72 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Moyer, William R. YOB: 1944 Served Since: 2020 70 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer).	Advisory Board Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (56 portfolios); Advisory Board Member (since 2020) and Director (2016 to 2019), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Advisory Board Member (since 2020) and Director (2014 to 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Advisory Board Member (since 2020) and Trustee (2011 to 2019), Virtus Global Multi-Sector Income Fund; Advisory Board Member (since 2020) and Trustee (2013 to 2016), Virtus Alternative Solutions Trust (4 portfolios).
Officers of the Trust Who Are Not Trustees
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2013 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2013 to 2016), Virtus Alternative Solutions Trust; and Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund.
67

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013), and Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
68

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013).	Executive Vice President, Product Development (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; and Executive Vice President (since 2017), Virtus Total Return Fund Inc.
69

Virtus SGA International Growth Fund,
a series of Virtus Asset Trust
(Unaudited)
Supplement dated November 22, 2019 to the Summary Prospectus and the Virtus Asset Trust Statutory Prospectus,
each dated April 30, 2019, each as supplemented
IMPORTANT NOTICE TO INVESTORS
Virtus SGA International Growth Fund
Effective December 1, 2019, the fund’s investment adviser, Virtus Fund Advisers, LLC, will implement more favorable expense limitation arrangements. These changes are described in more detail below.
Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes will be replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None
Other Expenses	0.34%	0.34%	0.26%
Total Annual Fund Operating Expenses	1.44%	1.19%	1.11%
Less: Fee Waivers and/or Expense Reimbursements(a)	(0.05)%	(0.05)%	(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement(a)	1.39%	1.14%	1.04%
(a) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.39% for Class A Shares, 1.14% for Class I Shares and 1.04% for Class R6 Shares through April 30, 2021. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.
Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$708	$1,000	$1,312	$2,196
Class I	Sold or Held	$116	$373	$650	$1,439
Class R6	Sold or Held	$106	$346	$605	$1,345

In the first table in the section “More Information About Fund Expenses” on page 99 of the statutory prospectus, the row corresponding to the fund will be replaced with the following and a new footnote added after the table:
	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares
Virtus SGA International Growth Fund*	1.39%	N/A	1.14%	N/A	1.04%
* Contractual through April 30, 2021.
Investors should retain this supplement with the Prospectuses for future reference.
VAT 8622/SGAInt’lGr NewExpCaps (11/19)

THIS PAGE INTENTIONALLY BLANK.

VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
R. Keith Walton
Brian T. Zino
Advisory Board Member
William R. Moyer
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8635	02-20

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that each of Thomas J. Brown, Donald C. Burke and Richard E. Segerson possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” On January 14, 2020, the members of the audit committed changed and as a result the Registrant’s Board of Trustees reviewed the new membership to determine whether the members possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and determined that each of Thomas J. Brown, Donald C. Burke, Connie D. McDaniel and Brian T. Zino possesses such attributes. Each of Messrs. Brown, Burke, Segerson and Zino, and Ms. McDaniel, is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $425,494 for 2019 and $435,260 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $32,311 for 2019 and $74,572 for 2018. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $89,912 for 2019 and $168,642 for 2018.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Asset Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $122,223 for 2019 and $243,213 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Asset Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	3/5/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	3/5/2020

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer)

Date	3/5/2020

*	Print the name and title of each signing officer under his or her signature.